Filed with the Securities and Exchange Commission on April 11, 2019
REGISTRATION NO. 333-50545
INVESTMENT COMPANY ACT NO. 811-7924
===============================================================================================
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
-----------------
FORM N-4
-----------------
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 26
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 94
-----------------
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
LINCOLN BENEFIT LIFE COMPANY
(Name of Depositor)

1221 N STREET, SUITE 200
LINCOLN, NEBRASKA 68508
(Address of Depositor's principal executive offices)
-----------------
FOROZAN NASERY
LINCOLN BENEFIT LIFE COMPANY
1221 N STREET, SUITE 200
LINCOLN, NEBRASKA 68508
(888) 674-3667
(Name, address and telephone number of agent for service)

Approximate Date of Proposed Sale to the Public: Continuous
-----------------
It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.
===============================================================================================

CONSULTANT I VARIABLE ANNUITY PROSPECTUS
FLEXIBLE PREMIUM
INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Lincoln Benefit Life Company
IN CONNECTION WITH
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
STREET ADDRESS: 5801 SW 6th Ave., Topeka, KS 66636
MAILING ADDRESS: P.O. Box 758561, Topeka, KS 66675-8561
Telephone Number: 1-800-457-7617
Fax Number: 1-785-228-4584
The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis. Lincoln Benefit no longer offers this Contract. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers various options, each of which is a Sub-Account of the Lincoln Benefit Life Variable Annuity Account (“Separate Account”). Each Sub-Account invests exclusively in shares of Portfolios in one of the following underlying Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I, II)
Deutsche DWS Variable Series I (Class A)
Deutsche DWS Variable Series II (Class A)
Federated Insurance Series
Fidelity® Variable Insurance Products (Initial Class)
Janus Aspen Series (Institutional Shares and Service Shares)
Legg Mason Partners Variable Equity Trust (Class I)

MFS® Variable Insurance Trust  (Initial Class)
Oppenheimer Variable Account Funds (Class 2)
PIMCO Variable Insurance Trust (Administrative Shares)
Putnam Variable Trust (Class IB)
T. Rowe Price Equity Series, Inc. (I)
T. Rowe Price International Series, Inc. (I)
The Alger Portfolios (Class 1-2)
Wells Fargo Variable Trust Funds

The Securities and Exchange Commission has not Approved or Disapproved these Securities nor has it Passed on the Accuracy or the Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.

The Contracts are not FDIC insured.

The Date of this Prospectus is April 29, 2019.

Some of the portfolios described in this prospectus may not be available in your Contract. We may make available other investment options in the future.
You may not purchase a Contract if either you or the Annuitant are older than 90 years before we receive your application.
Your Contract Value will vary daily as a function of the investment performance of the Sub-Accounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-Accounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, transfers to the Sub-Accounts.
In certain states the Contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the content specifies otherwise.
This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.
This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
We have filed a Statement of Additional Information with the Securities and Exchange Commission (“SEC”). The current Statement of Additional Information is dated April 29, 2019. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The contents of the Statement of Additional Information are described below – see Table of Contents.

LBLCONSULT

IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.
At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements are set forth in the Statement of Additional Information. Lincoln Benefit will file financial reports and other information with the SEC on an annual basis. Our SEC filings are also available to the public on the SEC Internet site (www.sec.gov).
Please read this prospectus carefully and retain it for your future reference.

(i)

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than as contained in this Prospectus.

(ii)

Glossary of Terms

Please refer to this list for the meaning of the following terms:
Accumulation Period - The period, beginning on the Issue Date, during which Contract Value builds up under your Contract.
Accumulation Unit - A unit of measurement which we use to calculate Contract Value.
Annuitant- The living person on whose life the annuity benefits under your Contract are based. The Annuitant is the living person whose life span is used to determine annuity payments.
Annuitization - The process to begin annuity payments under the Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years.
Annuity Date- The date on which annuity payments are scheduled to begin
Annuity Period - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.
Assignment- Before the Annuity Date, if the Annuitant is still alive, you may assign, in writing, an interest in the Contract if it is a non-qualified Contract.
Automatic Dollar Cost Averaging Program – A program that transfers a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Sub-Account of your choosing.
Automatic Payment Plan- An option that allows you to make scheduled Purchase Payments of $25 or more per month by automatic payment through your bank account.
Beneficiary(ies) - The person(s) or entity(ies) designated to receive any death benefits under the Contract.
Code - The Internal Revenue Code of 1986, as amended.
Company (“We,” “Us,” “Our,” “Lincoln Benefit”) - Lincoln Benefit Life Company.
Contract Anniversary - Each twelve-month period from the date of your contract’s Issue Date.
Contract Owner (“You,” “Your”) - The person(s) having the privileges of ownership defined in the Contract.
Contract Value - The sum of the values of your investment in the Sub-Accounts of the Separate Account and the Fixed Account. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.
Contract Year - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.
Dollar Cost Averaging Fixed Account Option- An option that provides for the crediting of Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation.
Due Proof of Death- Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death in Good Order: a certified original copy of the Death Certificate; a certified copy of a court decree as to the finding of death; or a written statement of a medical doctor who attended the deceased at the time of death. In addition, in our discretion we may accept other types of proof.
Fixed Account- The portion of the Contract Value allocated to our general account. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit.
Fixed Annuity Payments- Payments that are determined by applying the applicable Annuitized Value to the Annuity Option you have selected. As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment.
Free Look Period- The period of time during which you cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law.
Funds : Refers to the mutual funds in which each Variable Sub-Account invests.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our service center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Periods - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

Issue Date - The date when the Annuity becomes effective.
Latest Annuity Date - The latest date by which you must begin annuity payments under the Contract.
Loan Account - An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Contract loans. The transfer of an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan.
Market Value Adjustment - An amount added to or subtracted from certain transactions involving your interest in the Fixed Account, to reflect the impact of changing interest rates.
Minimum Purchase Payment- The minimum initial Purchase Payment for a Contract is $1,200. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval.
Non-Qualified Plan - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Code.
Portfolio(s)- The underlying funds in which the Sub- Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Portfolio Rebalancing- A feature that allows you to maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify.
Purchase Payments - Amounts paid to Us as premium for the Contract by you or on your behalf.
Qualified Plan - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Code or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.
Separate Account – The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.
Sub-account – A subdivision of the Separate Account, which invests wholly in one of the Portfolios.
Surrender Value – The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes, Withdrawal Charge, and the contract maintenance charge and increased or decreased by any Market Value Adjustment.
Systematic Withdrawal Program- A program that allows you to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Sub-Account and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.
Treasury Rate – The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.
Valuation Date - The term used to indicate a “business day,” which means each day Monday through Friday that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time).
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (“NYSE”) currently 4:00 p.m. Eastern Time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
Withdrawal Charge - The contingent deferred sales charge that may be required upon some withdrawals.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Maximum Contingent Deferred Sales Charge - Withdrawal Charge (as a percentage of Purchase Payments) - 7%

CONTRIBUTION YEAR	APPLICABLE CHARGE
1-2	7%
3-4	6%
5	5%
6	4%
7	3%
8 +	0%

TRANSFER FEE (Applies solely to the second and subsequent transfers within a calendar month. We are currently waiving the transfer fee)	$10.00
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge	$35.00
Separate Account Annual Expenses (as a percentage of daily net asset value deducted from each of the Sub-Accounts of the Separate Account)
Base Contract (without optional riders)
Mortality and Expense Risk Charge	1.15%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	1.25%
Base Contract (with Enhanced Death Benefit Rider)
Mortality and Expense Risk Charge	1.35%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	1.45%
Base Contract (with Enhanced Income Benefit Rider)
Mortality and Expense Risk Charge	1.50%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	1.60%
Base Contract (with Enhanced Death and Income Benefit Riders)
Mortality and Expense Risk Charge	1.55%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	1.65%
Base Contract (with Enhanced Death and Income Benefit Riders II)
Mortality and Expense Risk Charge	1.70%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	1.80%
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) (without waivers or reimbursements)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets before any waiver or reimbursement as of December 31, 2018.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Portfolio fees and expenses and assumes no transfers or exchanges were made. The Example shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	Invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment,

•	allocate all of your Account Value to the sub-Account with the Maximum Total Annual Portfolio Operating Expenses as listed in the Expense Table, and these remain the same each year*

•	elected the Enhanced Death and Income Benefit Riders II (with total Separate Account expenses of 1.80%). This is the combination of optional benefits with the maximum possible optional benefit charge.
The examples also assume:

•	No tax charge applies.

•	For each charge, we deduct the maximum charge rather than current charge.

•	You make no transfers, or other transactions for which we charge a fee.

Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

	Assuming Maximum Total Annual Portfolio Operating Expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,046	$1,651	$2,276	$3,674
If you annuitize your annuity at the end of the applicable time period:	$346	$1,051	$1,776	$3,674
If you do not surrender your annuity:	$346	$1,051	$1,776	$3,674
Questions and Answers About Your Contract

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the prospectus. Please read the prospectus carefully.
1. What is the Contract?
The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non- qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax- deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

Your premiums are invested in one or more of the Sub- Accounts of the Separate Account or allocated to the Fixed Account, as you instruct us. You may allocate your Contract Value to up to twenty-one options under the Contract, counting each Sub-Account and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Sub- Accounts and the amount of interest we credit to the Fixed Account.
Each Sub-Account will invest in a single investment portfolio (a “Portfolio”) of an underlying fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.
In some states, you may also allocate all or part of your Contract Value to the “Fixed Account”, as described in the answer to Question 5.
2. What Annuity Options does the Contract offer?
You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

•	a life annuity with payments guaranteed for zero to thirty years;

•	a joint and full survivorship annuity, with payments guaranteed for zero to thirty years; and

•	fixed payments for a specified period of five to thirty years.
Call us to inquire about other options.
You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the youngest Annuitant’s 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.
If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Sub-Accounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Sub-Accounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.
3. How do I buy a Contract?
Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.
You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $1,200 in Purchase Payments during the first Contract Year. Purchase Payments must be at least $100, unless you enroll in an automatic payment plan. Your periodic payments in an automatic payment plan must be at least $25 per month. We may lower these minimums at our sole discretion. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application.
4. What are my investment choices under the Contract?
You can allocate and reallocate your investment among the Sub-Accounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the Portfolios described in “The Investment and Fixed Account Options: Separate Account Investments.”
Some of the Portfolios described in this prospectus may not be available in your Contract.
Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the prospectuses for the Portfolios.
5. What is the Fixed Account option?
We offer two Fixed Account interest crediting options: The Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.
You may allocate Purchase Payments to the Sub- Account(s) and the Fixed Account(s). Loan payments may not be allocated to the Fixed Account(s). You may not transfer amounts into the DCA Fixed Account. The minimum amount that may be transferred into any one of the Guarantee Maturity Fixed Account Options is $500.
We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee

Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.
We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.
In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Sub-Accounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Sub-Accounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.
A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions:

1)	when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount (which is described in the answer to Question 6);

2)	when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

3)	when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

4)	when you annuitize your Contract; and

5)	when we pay a death benefit.
We will not apply a Market Value Adjustment to a transaction to the extent that:

1)	it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

2)	it is necessary to meet IRS minimum withdrawal requirements; or

3)	it is a transfer that is part of a Dollar Cost Averaging program.
We determine the amount of a Market Value Adjustment using a formula that takes into consideration:

1)	whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and

2)	how many years are left until the end of the Guarantee Period.
As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.
6. What are my expenses under the Contract?
Contract Maintenance Charge. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Sub-Accounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.
During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.
Administrative Expense Charge and Mortality and Expense Risk Charge. We impose a mortality and expense risk charge at an annual rate of 1.15% of daily net assets and an administrative expense charge at an annual rate of .10% of daily net assets. If you select one of our optional enhanced benefit riders, however, we may charge you a higher mortality and expense risk charge. These charges are assessed each day during the Accumulation Period and the Annuity Period as a reduction in your Accumulation Unit Value. We guarantee that we will not raise these charges.
Transfer Fee. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.
Withdrawal Charge (Contingent Deferred Sales Charge). During the Accumulation Period, you may withdraw all or part of the value of your Contract before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant’s death.

Certain withdrawals may be made without payment of any Withdrawal Charge, which is a contingent deferred sales charge. Other withdrawals are subject to the Withdrawal Charge.
The Withdrawal Charge will vary depending on how many complete years have passed since you paid the Purchase Payment being withdrawn. The Withdrawal Charge applies to each Purchase Payment for seven complete years from the date of the Payment (each a “Contribution Year”) as follows:

Contribution Year	Applicable Charge
1-2	7%
3-4	6%
5	5%
6	4%
7	3%
8 +	0%
In determining Withdrawal Charges, we will deem your Purchase Payments to be withdrawn on a first-in, first- out basis.
Each year, free of Withdrawal Charges or any otherwise applicable Market Value Adjustment, you may withdraw the Free Withdrawal Amount, which equals:

(a)	the greater of: earnings not previously withdrawn; or 15% of your total Purchase Payments made in the most recent seven years; plus

(b)	an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.
In most states, we also may waive the Withdrawal Charge if you:

1)	require long-term medical or custodial care outside the home;

2)	become unemployed; or

3)	are diagnosed with a terminal illness.
These provisions will apply to the Annuitant, if the Contract is owned by a company or other legal entity. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59  1/2, may be subject to an additional 10% federal tax penalty. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability. As described in the answer to Question 5, we may increase or decrease certain withdrawals by a Market Value Adjustment.
Premium Taxes. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.
Other Expenses. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.
7. How will my investment in the Contract be taxed?
You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½, may be subject to an additional 10% federal tax penalty.
Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the “investment in the contract” during the taxable year.
8. Do I have access to my money?
At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some qualified plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $500.
Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge, the Withdrawal Charge, and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.
9. What is the Death Benefit?
We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a living person. To obtain payment of the Death Benefit, the Beneficiary must submit to us a complete request for payment of the death benefit, which includes due proof of death as specified in the Contract.
The standard death benefit is the greatest of the following:

1)	your total Purchase Payments reduced by a withdrawal adjustment;

2)	your Contract Value;

3)	the amount you would have received by surrendering your Contract; or

4)	your Contract Value on each Contract Anniversary which may be evenly divisible by seven increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment.
We also offer an optional enhanced death benefit rider, which is described later in this prospectus.
We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.
10. What else should I know?
Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.
Allocation of Purchase Payments. You allocate your initial Purchase Payment among the Sub-Accounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.
Transfers. During the Accumulation Period, you may transfer Contract Value among the Sub-Accounts and from the Sub-Accounts to the Fixed Account. You may not make a transfer, however, that would result in your allocating your Contract Value to more than twenty-one options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.
You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing programs. You may not use both programs at the same time.
Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Sub-Account of your choosing, including other Sub-Accounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Sub-Accounts may be made monthly, quarterly, or annually.
Under the Portfolio Rebalancing Program, you can maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. You may not include the Fixed Account in a Portfolio Rebalancing Program. You also may not elect rebalancing after annuitization.
During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub- Accounts or from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.
Free Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances. If your Contract is qualified under Section 408 of the Code, we will refund the greater of any purchase payments or the Contract Value.
11. Who can I contact for more information?
You can write to us at Lincoln Benefit Life Company, P.O. Box 758565, Topeka, KS 66675-8565, or call us at (800) 457-7617.

8

Financial Information

Attached as Appendix A is a table showing selected information concerning Accumulation Unit Values for each Sub-Account for 2008 through 2018. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Sub-Account. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value through a reduction in Accumulation Units, such as the Contract Administration Charge. The Separate Account’s financial statements, which are comprised of the financial statements of the underlying sub-accounts, as of December 31, 2018, are included in the Statement of Additional Information. Lincoln Benefit’s financial statements as of December 31, 2018, are included in the Statement of Additional Information.
Description of the Contracts

Summary.    The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Sub-Accounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.
Contract Owner.    As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application. The Contract cannot be jointly owned by both a non-living person and a living person. Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a tax advisor prior to making a request for a change of Contract Owner. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefit section.
Annuitant.    The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Code, you must be the Annuitant. If the Contract is a non-qualified Contract, you may also designate a Joint Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.
Modification of the Contract.    Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.
We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
Assignment.    Before the Annuity Date, if the Annuitant is still alive, you may assign an interest in the Contract if it is a non-qualified Contract. If a Contract is issued pursuant to a Qualified Plan, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.
We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.
Because of the potential tax consequences and ERISA issues arising from an assignment, you should consult with an attorney before trying to assign your Contract.
Free Look Period.    You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments.
In some states, if you exercise your “free look” rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states, on the Issue Date we will allocate your Purchase Payment to the Sub-Accounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Sub-Accounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state’s free look period is

9

longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your Purchase Payment to the Fidelity® VIP Government Money Market, Initial Class Sub-Account. Your Contract will contain specific information about your free-look rights in your state.
Purchases and Contract Value

Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.
Minimum Purchase Payment.  The minimum initial Purchase Payment for a Contract is $1,200. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $100 or more. Subsequent Purchase Payments made as part of an Automatic Payment Plan, however, may be as small as $25 per month. However, each purchase payment made to the Dollar Cost Averaging Fixed Account must be at least $1,200. If we receive purchase payments designated for the Dollar Cost Averaging Fixed Account that are lower than the required minimum of $1,200, or purchase payments designated for the Guaranteed Maturity Fixed Account Option that are lower than $500, such amounts will be allocated to the Fidelity ® VIP Government Money Market Portfolio, Initial Class. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
Automatic Payment Plan.    You may make scheduled Purchase Payments of $25 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.
Allocation of Purchase Payments.    Your Purchase Payments are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.
You initially may allocate your Purchase Payments to up to twenty-one options, counting each Sub-Account and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period. You may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Contract Value in more than twenty-one options. In the future, we may waive this limit.
If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.
Usually, we will allocate your initial Purchase Payment to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them in Good Order at the next computed Accumulation Unit Value.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.
In some states, however, we are required to return at least your Purchase Payment if you cancel your Contract during the “free-look” period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the “free-look period” to the Fidelity® VIP Government Money Market, Initial Class Sub-Account. If we exercise that right and your state’s free look period is ten days, we will transfer your Purchase Payments to your specified Sub-Accounts or the Fixed Account 20 days after the Issue Date; if your state’s free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.
We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.

10

Contract Value.    We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.
Separate Account Accumulation Unit Value.    As a general matter, the Accumulation Unit Value for each Sub-Account will rise or fall to reflect changes in the share price of the Portfolio in which the Sub-Account invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the annual mortality and expense risk charge, administrative expense charge, the cost of the enhanced benefit riders since we last calculated the Accumulation Unit Value. We determine Withdrawal Charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Sub-Account. We also determine a separate set of Accumulation Unit Values reflecting the cost of the enhanced benefit riders described in the “Other Contract Benefits” section of this prospectus. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Sub-Account. We determine the Accumulation Unit Value for each Sub-Account Monday through Friday on each day that the New York Stock Exchange is open for business.
You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Sub- Account and, therefore, your Contract Value.
Transfer During Accumulation Period.    During the Accumulation Period, you may transfer Contract Value among the Fixed Account and the Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-one options under the Contract at one time.
As a general rule, we only make transfers on days when the NYSE is open for business. If we receive your request on one of those days, we will make the transfer that day. Requests received before 4:00 p.m. Eastern Time will be affected on that day at that day’s price. Requests received after 4:00 p.m. Eastern Time will be affected on the next day on which the NYSE is open for business, at that day’s price. If you transfer an amount from the Fixed Account to a Sub-Account before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in the “Market Value Adjustment” section of this prospectus.
Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.
The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.
You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.
We may charge you the transfer fee described in the “Fee Tables” section of this prospectus, although we currently are waiving it. At any time, without notice, we may suspend, modify or terminate your privilege to make transfers via the phone, or via other electronic or automated means previously approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to the Contract Owners.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING & EXCESSIVE TRADING
The Contracts/Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract/Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract/Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract/Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

11

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract/Policy year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract/Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract/Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract/Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract/Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract/Policy Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract/Policy Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract/Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub- Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
Automatic Dollar Cost Averaging Program.    Under our Automatic Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Sub-Account of your choosing. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between

12

transfers from Sub-Accounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. For each purchase payment allocated to this Option, your first monthly transfer will occur 25 days after such purchase payment. If we do not receive an allocation from you within 25 days of the purchase payment, we will transfer the payment plus associated interest to the Fidelity® VIP Government Money Market, Initial Class Variable Sub-Account in equal monthly payments. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.
Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.
By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuations on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.
Portfolio Rebalancing.    Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Over time, the variations in each Sub-Account’s investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
You may choose to have rebalances made monthly, quarterly, semi-annually, or annually. We will not charge a transfer fee for Portfolio Rebalancing. A one-time request to rebalance the amounts allocated to the Sub-Accounts is not part of a Portfolio Rebalancing program and is subject to all of the requirements that are applicable to transfers. We will automatically terminate this program if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office. You may not include the Fixed Account in a Portfolio Rebalancing program.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur twenty-five days after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.
Generally, you may change the allocation percentages, frequency, or choice of Sub-Accounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.
The Investment and Fixed Account Options: Separate Account Investments

The Portfolios.    Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-Accounts of the Separate Account.

13

The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice.

Portfolio:	Investment Objective:	Investment Adviser:
The Alger Portfolios
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation	Fred Alger Management, Inc.
Alger Growth & Income Portfolio - Class I-2	Capital appreciation and current income
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation
Alger Mid Cap Growth Portfolio - Class I-2(4)	Long-term capital appreciation
Alger Small Cap Growth Portfolio - Class I-2(6)	Long-term capital appreciation
Deutsche DWS Variable Series I (formerly Deutsche Variable Series I)
DWS Bond VIP – Class A (formerly Deutsche Bond VIP – Class A)(3)(10)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management.	DWS Investment Management Americas, Inc.
DWS Core Equity VIP – Class A (formerly Deutsche Core Equity VIP – Class A)(11)	The fund seeks long-term growth of capital, current income and growth of income.
DWS CROCI® International VIP – Class A (formerly Deutsche CROCI® International VIP – Class A)(7)(12)	The fund seeks long-term growth of capital.
DWS Global Small Cap VIP – Class A (formerly Deutsche Global Small Cap VIP – Class A)(13)	The fund seeks above-average capital appreciation over the long term.
Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)
DWS Global Income Builder VIP – Class A (formerly Deutsche Global Income Builder VIP – Class A)(14)	The fund seeks to maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas, Inc.
Federated Insurance Series
Federated Fund for U.S. Government Securities II(9)	The Fund’s investment objective is to provide current income.	Federated Investment Management Company
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.
Federated Insurance Series
Federated Managed Volatility Fund II - Primary Shares	The Fund’s investment objective is to achieve high current income and moderate capital appreciation	Federated Equity Management Company of Pennsylvania
Fidelity® Variable Insurance Products
Fidelity® VIP Asset Manager Portfolio - Initial Class	The fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® Management & Research Company (FMR)
Fidelity® VIP ContrafundSM Portfolio - Initial Class	The fund seeks long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	The fund seeks to achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	The fund seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Fund - Series I	Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund, Series II	Seek long-term growth of capital and income
Invesco V.I. Mid Cap Growth Fund, Series II	To seek capital growth
Invesco V.I. Value Opportunities Fund - Series I(2)	Long-term growth of capital

14

Portfolio:	Investment Objective:	Investment Adviser:
Janus Aspen Series
Janus Henderson Balanced Portfolio - Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Global Research Portfolio - Institutional Shares(8)	Seeks long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Seeks long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Seeks long-term growth of capital.
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Initial Class	Seeks capital appreciation.	MFS® Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Research Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
Oppenheimer Variable Account Funds
Oppenheimer Main Street Small Cap Fund, Class 2	The fund seeks capital appreciation.	OppenheimerFunds, Inc.
PIMCO Variable Insurance Trust
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Shares (formerly PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares)(15)	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio – Administrative Shares(5)	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio - I	The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio - I(1)	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price New America Growth Portfolio - I	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio - I	The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./T. Rowe International Ltd
Wells Fargo Variable Trust Funds
Wells Fargo VT Discovery Fund - Class 2	The Fund seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC
Wells Fargo VT Opportunity FundSM - Class 2	The Fund seeks long-term capital appreciation.

(1)
Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2)
Effective August 19, 2011, the Invesco V.I. Value Opportunities – Series I Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date may not invest in the Variable Sub-Account.

(3)
Effective as of January 27, 2012, the Deutsche Bond VIP – Class A Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date.

Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

15

(4)
Effective as of January 31, 2014, the Alger Mid-Cap Growth – Class I-2 Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(5)
We previously notified you that, effective May 1, 2015, the PIMCO Total Return - Administrative Shares sub-account was closed to all contract owners except those contract owners who had Account Value invested in the variable sub-account, and that we had intended to remove it as an investment option and substitute a new investment option under your Variable Annuity contract.  However, we are no longer planning to remove this sub-account or substitute a new investment option.  As a result, effective February 5, 2018, the PIMCO Total Return - Administrative Shares sub-account is available to all contract owners.

(6)
Effective October 23, 2015, the Alger Small Cap Growth – Class I-2 Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(7)
Effective August 10, 2016, the Deutsche CROCI ® International VIP - Class A Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(8)
Effective February 24, 2017, the Janus Henderson Global Research Portfolio - Institutional Shares Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(9)
Effective close of business June 2, 2017, the Federated Fund for U.S. Government Securities II Variable Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the Closure Date. Contract Owners who had contract value invested in the Variable Sub-Account as of the Closure Date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the Closure Date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the Closure Date will not be permitted to invest in the Variable Sub-Account.

(10)	Effective on or about July 2, 2018, the Deutsche Bond VIP – Class A sub-account changed its name to the DWS Bond VIP – Class A.

(11)	Effective on or about July 2, 2018, the Deutsche Core Equity VIP – Class A sub-account changed its name to the DWS Core Equity VIP – Class A.

(12)	Effective on or about July 2, 2018, the Deutsche CROCI ® International VIP – Class A sub-account changed its name to the DWS CROCI ® International VIP – Class A.

(13)	Effective on or about July 2, 2018, the Deutsche Global Small Cap VIP – Class A sub-account changed its name to the DWS Global Small Cap VIP – Class A.

(14)	Effective on or about July 2, 2018, the Deutsche Global Income Builder VIP – Class A sub-account changed its name to the DWS Global Income Builder VIP – Class A.

(15)
Effective on or about July 30, 2018, the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares sub-account changed its name to the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the net Purchase Payments you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.
Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.
Voting Rights.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

16

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person. Retirement plans, however, may have different rules for voting by plan participants.
If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.
We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.
Additions, Deletions, and Substitutions of Securities.    If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

(a)	to operate the Separate Account in any form permitted by law;

(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)	to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

(d)	to add, combine, or remove Sub-Accounts in the Separate Account; and

(e)
to change the way in which we assess charges, as long as the total charges do not exceed the maximum amount that may be charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account
General.    You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Loan payments may not be allocated to the Fixed Account(s). Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. Please contact us at 1-800-457-7617 for current information.
Guaranteed Maturity Fixed Account Option.    We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

17

The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

Example
Purchase Payment	$10,000
Guarantee Period	5 years
Effective Annual Rate	4.50%

	End of Contract Year
	Year 1	Year 2	Year 3	Year 4	Year 5
Beginning Contract Value	$10,000.00
× (1 + Effective Annual Rate)	× 1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
× (1 + Effective Annual Rate)		× 1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
× (1 + Effective Annual Rate)			× 1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
× (1 + Effective Annual Rate)				× 1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
× (1 + Effective Annual Rate)					× 1.045
					$12,461.82
Total Interest Credited During Guarantee Period = $2,461.82= ($12,461.82 - $10,000)

Note:
This example assumes no withdrawals during the entire five-year Guarantee Period. If you were to make a partial withdrawal, you might be required to pay a Withdrawal Charge and the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-457-7617.
We will determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future.
At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1)
take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

2)
allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3)
instruct us to transfer all or a portion of the relevant amount to one or more Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4)
withdraw all or a portion of the relevant amount through a partial withdrawal. You may be required to pay a Withdrawal Charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.
Market Value Adjustment.    We may increase or decrease the amount of some transactions involving your investment in the Guaranteed Maturity Fixed Account Option to include a Market Value Adjustment. The formula for determining Market Value

18

Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.
As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:

1)	when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount, as described in the “Free Withdrawal” section of this prospectus;

2)	when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

3)	when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

4)	when you annuitize your Contract; and

5)	when we pay a death benefit.
We will not apply a Market Value Adjustment to a transaction, to the extent that:

1)	it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

2)	you make a withdrawal to satisfy the IRS’ required minimum distribution rules for this Contract; or

3)	it is a transfer that is part of a Dollar Cost Averaging program.
The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares:

1)	the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and

2)	the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period.
Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.
For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.
Dollar Cost Averaging Fixed Account Option.    You may also allocate Purchase Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Sub-Accounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Sub-Accounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in the “Automatic Dollar Cost Averaging Program” section of this prospectus.

Annuity Benefits

Annuity Date.    You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day on or immediately following the tenth day of a calendar month.
The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is on or immediately following the later of the 10th Contract Anniversary or the youngest Annuitant’s 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Code generally requires you to begin to take at least a minimum distribution by the later of:

•	the year of your separation from service; or

•	April 1 of the calendar year following the calendar year in which you attain age 70 1/2.
If your Contract is issued pursuant to Section 408 of the Code (traditional IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Code for Contracts issued pursuant to Section 408A (Roth IRAs).
If your Contract was purchased by a Qualified Plan, we may require you to annuitize by the date required by the Code.

19

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.
Annuity Options.    You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

•	Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

•	Option B with 10 years (120 months) guaranteed, if you have designated joint Annuitants.
You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.
Three Annuity Options are generally available under the Contract. Each is available in the form of:

•	Fixed Annuity;

•	A Variable Annuity; or

•	a combination of both Fixed and Variable Annuity.
The three Annuity Options are:
Option A: Life Income With Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.
Option B: Joint and Survivor Life Income With Guaranteed Payments.    Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.
Option C: Payments For A Specified Period Certain Of 5 Years To 30 Years.    We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option, and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment. If you elected Variable Annuity payments, the lump sum payment will depend on:

•	the investment results of the Sub-Accounts you have selected,

•	the Contract Value at the time you elected annuitization, and

•	the length of the remaining period for which the payee would be entitled to payments.
No lump sum payment is available if you request Fixed Annuity payments. If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.
If you choose Income Plan A or B, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
You may not “annuitize” your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described in the “Withdrawals (Redemptions)” section of this prospectus, however, we will subtract any applicable Withdrawal Charge and increase or decrease your surrender proceeds by any applicable Market Value Adjustment.
Other Options.    We may have other Annuity Options available. You may obtain information about them by writing or calling us.
If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Code, we will only make payments to you and/or your spouse.
Annuity Payments: General.    On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in the “Variable Annuity Payments” and “Fixed Annuity Payments” sections of this prospectus.
You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you

20

should plan ahead and transfer that amount to the Sub-Accounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.
Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.
Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.
We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.
You may not withdraw Contract Value during the Annuity Period, if we are making payments to you under any Annuity Option, such as Option A or B above, involving payment to the payee for life or any combination of payments for life and minimum guarantee period for a predetermined number of years.
Variable Annuity Payments.    One basic objective of the Contract is to provide Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Sub-Accounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.
We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.
The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.
The investment results of the Sub-Accounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.
Fixed Annuity Payments.    You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.
As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in “Transfers During the Annuity Period” below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Sub-Accounts.
We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit any applicable interest at a rate at least as high as state law requires.
Transfers During The Annuity Period.    During the Annuity Period, you will have a limited ability to make transfers among the Sub-Accounts so as to change the relative weighting of the Sub-Accounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Sub-Accounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.
You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub-Accounts or make transfers from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers must be at least six months apart.
Death Benefit During Annuity Period.    If any Contract Owner dies after the Annuity Date, the successor Contract Owner will receive any guaranteed annuity payments scheduled to continue. If the successor Owner dies before all of the guaranteed payments have been made, we will continue the guaranteed payments to the Beneficiary(ies). After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining guaranteed payments to the Beneficiary. The amount and number of these guaranteed payments will depend on the Annuity Option in effect at the time of the Annuitant’s death. After the

21

Annuitant’s death, any remaining guaranteed payments will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant’s death.
Certain Employee Benefit Plans.    The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.
Other Contract Benefits

Death Benefit: General.    We will pay a distribution on death, if:

1)	the Contract is in force;

2)	annuity payments have not begun; and

3)	either:

(a)	any Owner dies; or

(b)	any Annuitant dies and the Owner is a non-living person.
Due Proof of Death.    A complete request for settlement of the Death Proceeds must be submitted before the Annuity Date. Where there are multiple Beneficiaries, we will value the Death Benefit at the time the first Beneficiary submits a complete request for settlement of the Death Proceeds. A complete request must include “Due Proof of Death”. We will accept the following documentation as Due Proof of Death:

•	a certified original copy of the Death Certificate;

•	a certified copy of a court decree as to the finding of death; or

•	a written statement of a medical doctor who attended the deceased at the time of death.
In addition, in our discretion we may accept other types of proof.
Death Proceeds.    If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the Death Benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Surrender Value. We reserve the right to waive or extend, on a nondiscriminatory basis, the 180-day period in which the Death Proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as Death Proceeds and in no way restricts when the claim may be filed.
Death Benefit Amount.    The standard Death Benefit under the Contract is the greatest of the following:

1)	the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

2)	the Contract Value on the date as of which we calculate the Death Benefit.

3)	the Surrender Value;

4)
the Contract Value on the seventh Contract Anniversary and each subsequent Contract Anniversary evenly divisible by seven, increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that anniversary.

The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:
(a) = the withdrawal amount;
(b) = the Contract Value immediately before the withdrawal; and
(c) = the value of the applicable Death Benefit immediately before the withdrawal.
As described below, you may add optional riders that in some circumstances may increase the Death Benefit under your contract.
Death Benefit Payments
1. If your spouse is the sole beneficiary:

(a)	Your spouse may elect to receive the Death Proceeds in a lump sum; or

22

(b)	Your spouse may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:
The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

(i)	over the life of your spouse; or

(ii)	for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

(iii)	over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

(c)
If your spouse chooses to continue the Contract, or does not elect one of these options, then the Contract will continue in the Accumulation Period as if the death had not occurred. If the Contract is continued in the Accumulation Period, the following conditions apply.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the fixed account options will be allocated to the Money Market Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

(i)	transfer all or a portion of the excess among the Sub-Accounts;

(ii)	transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

(iii)	transfer all or a portion of the excess into a combination of Sub-Accounts and the Guaranteed Maturity Fixed Account.
Any such transfer does not count as the free transfer allowed each calendar month and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.
Prior to the Annuity Date, the death benefit of the continued Contract will be as defined in the Death Benefit provision.
Only one spousal continuation is allowed under this Contract.
If there is no Annuitant at that time, the new Annuitant will be the surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
2. If the Beneficiary is not your spouse but is a living person:

(a)	The Beneficiary may elect to receive the Death Proceeds in a lump sum; or

(b)	The Beneficiary may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:
The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

(i)	over the life of the Beneficiary; or

(ii)	for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary; or

(iii)	over the life of the Beneficiary with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary.

(c)
If the Beneficiary does not elect one of the options above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account and the Contract Value will be adjusted accordingly. The Beneficiary may exercise all rights as set forth in the “Transfer During the Accumulation Period” and “Transfer Fees” sections of this prospectus during this 5-year period. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The Beneficiary may not pay additional purchase payments into the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5-year period.
We reserve the right to offer additional options upon the death of the Contract Owner.

23

If the Beneficiary dies before the complete liquidation of the Contract Value, then the Beneficiary’s named Beneficiary(ies) will receive the greater of the Surrender Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner’s death.
3. If the Beneficiary is a corporation or other type of non-living person:

(a)	The Beneficiary may elect to receive the Death Proceeds in a lump sum; or

(b)
If the Beneficiary does not elect to receive the option above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account. The Beneficiary may exercise all rights as set forth in the “Transfer During the Accumulation Period” and “Transfer Fees” sections of this prospectus during this 5-year period.

The Beneficiary may not pay additional purchase payments into the contract under this election. Withdrawal charges will be waived during this 5-year period.
We reserve the right to offer additional options upon Death of Owner.
If any Beneficiary is a non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
Under any of these options, all contract rights, subject to any restrictions previously placed upon the Beneficiary, are available to the Beneficiary from the date of your death to the date on which the Death Proceeds are paid.
Different rules may apply to Contracts issued in connection with Qualified Plans.
We offer different optional riders under this Contract. If you elect an optional rider, we will charge you a higher mortality and expense charge. We may discontinue offering one or more Riders at any time. The benefits under the Riders are described below. The benefits in the riders discussed below may not be available in all states. For example, the Enhanced Death Benefit, Enhanced Income Benefit and all versions of the Enhanced Death and Income Benefit riders issued in Washington state do not contain the Enhanced Death Benefit B or Enhanced Income Benefit B provisions that are described below. Further they may be offered in certain states as a benefit of the base contract rather than as a separate rider. In those states, the expense charge will remain the same for the benefit.
Enhanced Death Benefit Rider:    When you purchase your Contract, you may select the Enhanced Death Benefit Rider. This Rider is available if the oldest Owner or Annuitant is age 80 or less at issue. If you are not an individual, the Enhanced Death Benefit applies only to the Annuitant’s death. As described below, we will charge a higher mortality and expense risk charge if you select this Rider. If you select this Rider, the Death Benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit. The Enhanced Death Benefit will be the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B, defined below.
Enhanced Income Benefit Rider:    When you purchase your Contract you may select the Enhanced Income Benefit Rider if available in your state. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. If you select this Rider, you may be able to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.
The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Income Benefit A or Enhanced Income Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

(a)	on or after the tenth Contract Anniversary;

(b)	before the Annuitant’s age 90; and

(c)	within a 30-day period on or following a Contract Anniversary.
On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the Contract for either a single life with a period certain, or joint lives with a period certain of at least:

(a)	10 years, if the youngest Annuitant’s age is 80 or less on the Annuity Date; or

(b)	5 years, if the youngest Annuitant’s age is greater than 80 on the Annuity Date.
If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.
The Enhanced Income Benefit under this Rider only applies to the determination of income payments under the income options described above. It is not a guarantee of Contract Value or performance. The benefit does not enhance the amounts paid in partial withdrawals, surrenders or death benefits. In addition, under some circumstances, you will receive higher initial income payments by applying your Contract Annuitized Value to one of the standard Annuity Options instead of utilizing this optional benefit. If you surrender your Contract, you will not receive any benefit under this Rider.

24

Enhanced Income Benefit A.    At issue, the Enhanced Income Benefit A is equal to the initial purchase payment. After issue, Enhanced Income Benefit A is recalculated as follows:

•	When you make a Purchase Payment, we will increase the Enhanced Income Benefit A by the amount of your Purchase Payment;

•	When you make a withdrawal, we will decrease Enhanced Income Benefit A by a withdrawal adjustment as defined below;

•	On each Contract Anniversary, the Enhanced Income Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Income Benefit A.
If you do not make any additional Purchase Payments or withdrawals, the Enhanced Income Benefit A will be the greatest of all Contract Anniversary Contract Values prior to the date we calculate the Enhanced Income Benefit.
We will continuously adjust Enhanced Income Benefit A; as described above, until the oldest Contract Owner’s 85th birthday, or if the Contract Owner is not a living individual, the oldest Annuitant’s 85th birthday. Thereafter, we will adjust Enhanced Income Benefit A only for Purchase Payments and withdrawals.
Enhanced Income Benefit B.    Enhanced Income Benefit B is equal to your total Purchase Payments reduced by any withdrawal adjustments, accumulated daily at an effective annual interest rate of 5% per year, until the earlier of:

(a)	the date we determine the income benefit;

(b)
the first day of the month following the oldest Contract Owner’s 85th birthday, or the first day of the month following the oldest Annuitant’s 85th birthday, if the Contract Owner is not a living individual.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where,

(a)	is the withdrawal amount;

(b)	is the Contract Value immediately prior to the withdrawal;

(c)	is the most recently calculated Enhanced Income Benefit A or B, as applicable.
Enhanced Death and Income Benefit Rider II:     When you purchase your Contract and if available in your state, you may select the Enhanced Death and Income Benefit Rider II. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.
The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

(a)	on or after the tenth Contract Anniversary;

(b)	before the Annuitant’s age 90; and

(c)	within a 30-day period on or following a Contract Anniversary.
On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the contract for either a single life with a period certain, or joint lives with a period certain of at least:

(a)	10 years, if the youngest Annuitant’s age is 80 or less on the Annuity Date; or

(b)	5 years, if the youngest Annuitant’s age is greater than 80 on the Annuity Date.
If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.
Enhanced Death and Income Benefit Rider.    This Rider was previously available if the oldest Owner or Annuitant is age 75 or less at issue. This rider is no longer available. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.
The Enhanced Income Benefit under this Rider is equal to the value of the Enhanced Death Benefit on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is on or after the tenth Contract Anniversary, but before the Annuitant’s age 90. On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for payments guaranteed for either a single life with a period certain or joint lives with a period certain of at least:

(a)	10 years, if the youngest Annuitant’s age is 80 or less on the Annuity Date; or

25

(b)	at least 5 years, if the youngest Annuitant’s age is greater than 80 on the Annuity Date.
If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.
Enhanced Death Benefit A.    At issue, Enhanced Death Benefit A is equal to the initial Purchase Payment. After issue, Enhanced Death Benefit A is adjusted whenever you pay a Purchase Payment or make a withdrawal and on each Contract Anniversary as follows:

•	When you pay a Purchase Payment, we will increase Enhanced Death Benefit A by the amount of the Purchase Payment;

•	When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

•	On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Enhanced Death Benefit A.
If you do not pay any additional purchase payments or make any withdrawals, Enhanced Death Benefit A will equal the greatest of the Contract Value on the Issue Date and all Contract Anniversaries prior to the date we calculate any death benefit.
We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract Owner’s 85th birthday or, if the Contract Owner is not a living individual, the Annuitant’s 85th birthday. Thereafter, we will adjust Enhanced Death Benefit A only for Purchase Payments and withdrawals.
Enhanced Death Benefit B.    Enhanced Death Benefit B is equal to your total Purchase Payments, reduced by any withdrawal adjustments, accumulated daily at an effective annual rate of 5% per year, until the earlier of:

(a)	the date we determine the death benefit,

(b)	the first day of the month following the oldest Contract Owner’s 85th birthday; or

(c)	the first day of the month following the oldest Annuitant’s 85th birthday, if the Contract Owner is not a living individual.
Thereafter, we will only adjust Enhanced Death Benefit B to reflect additional Purchase Payments and withdrawals. Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws that govern the Contract.
The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:
(a)  = the withdrawal amount;
(b)  = the Contract Value immediately before the withdrawal; and
(c)  = the most recently calculated Enhanced Benefit A or B, as appropriate.
Beneficiary.    You name the Beneficiary. You may name a Beneficiary in the application. You may also name one or more contingent Beneficiaries who are entitled to receive benefits under the contract if all primary Beneficiaries are deceased at the time a Contract Owner, or Annuitant if the Contract Owner is not a living person, dies. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.
Your changes in Beneficiary take effect when we accept them, effective as of the date you signed the form. Until we accept your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary prior to accepting a change. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.
If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

•	your spouse if he or she is still alive; or, if he or she is no longer alive,

•	your surviving children equally; or if you have no surviving children,

•	your estate.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Contract Owner or Annuitant, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original shares of the remaining beneficiaries.
If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all beneficiaries will be considered to be non-living persons.

26

You may specify that the Death Benefit be paid under a specific income Plan by submitting a written request to our Service Center. If you so request, your Beneficiary may not change to a different Income Plan or lump sum. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the changes.
Different rules may apply to Contracts issued in connection with Qualified Plans.
Contract Loans For 403(b) Contracts.    Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan (“TSA Plan”) under Section 403(b) of the Code. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Code, which impose restrictions on loans.
We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant’s Contract loans under TSA plans is more than the lesser of (a) or (b) where:

(a)	equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

(b)	equals the greater of $10,000 or half of the Surrender Value.
The minimum loan amount is $1,000.
To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Some of these requirements are stated in Section 72 of the Code. Please seek advice from your plan administrator or tax advisor.
When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. We will transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Sub-Account. If your loan amount is greater than your Contract Value in the Sub-Accounts, we will transfer the remaining required collateral from the Guaranteed Maturity Fixed Account Options. If your loan amount is greater than your contract value in the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Option.
We will not charge a Withdrawal Charge on the loan or on the transfer from the Sub-Accounts or the Fixed Account. We may, however, apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount. We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.
We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Sub-Accounts.
When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.
We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

1)	the Death Proceeds;

2)	surrender proceeds;

3)	the amount available for partial withdrawal;

4)	the amount applied on the Annuity Date to provide annuity payments; and

5)	the amount applied on the Annuity Date to provide annuity payments under the Enhanced Income Benefit Rider, Enhanced Death and Income Benefit Rider, or the Enhanced Death and Income Benefit Rider II.
Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.
You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise. Generally, loan payments are allocated to the Sub-Account(s) in the proportion that you have selected for Purchase Payments. Allocations of loan payments are not permitted to the Fixed Accounts (Guaranteed Maturity Fixed Account and Dollar Cost Averaging Fixed Account Option). If your Purchase Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the Fidelity® VIP Government Money Market, Initial Class Sub-Account.

27

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount and incur the early withdrawal tax penalty. We will capitalize interest on a loan in default.
Any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.
We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.
Withdrawals (Redemptions).    Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. We may impose a Withdrawal Charge, which would reduce the amount paid to you upon redemption. The Withdrawal Charges are described in the “Sales Charges” section of this prospectus. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in the “Market Value Adjustment” section of this prospectus.
In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Sub-Account. If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request for a withdrawal of your entire Contract Value, as described in the “Minimum Contract Value” section of this prospectus. Your Contract will terminate if you withdraw all of your Contract Value.
Withdrawals taken prior to annuitization are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distribution of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½ may be subject to an additional 10% federal tax penalty.
We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described in the “Income Tax Withholding on Tax Qualified Contracts” section of this prospectus.
To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus.
WRITTEN REQUESTS IN GOOD ORDER

Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
For partial withdrawals, you may allocate the amount among the Sub-Accounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Sub-Accounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.
If you request a total withdrawal, you must send us your Contract. The Surrender Value will equal the Contract Value minus any applicable Withdrawal Charge and adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described in the “Administrative Charges” section of this prospectus. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:

1)	whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings);

2)
when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of Accumulation Unit Values is not reasonably practicable; or

3)	at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

28

You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b) (11) of the Code) only in the following circumstances:

1)	when you attain age 59 1/2;

2)	when you terminate your employment with the plan sponsor;

3)	upon your death;

4)	upon your disability as defined in Section 72(m)(7) of the Code;

5)	or in the case of hardship.
If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

1)	salary reduction contributions made after December 31, 1988;

2)	income attributable to such contributions; and

3)	income attributable to amounts held as of December 31, 1988.
The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.
Systematic Withdrawal Program.    If your Contract is a non-Qualified Contract or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Sub-Account and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.
Depending on fluctuations in the net asset value of the Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.
We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
ERISA Plans.    A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

MINIMUM CONTRACT VALUE

If as a result of withdrawals your Contract Value would be less than $500 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

29

Contract Charges

We assess charges under the Contract in three ways:

1)	as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes;

2)	as charges against the assets of the Separate Account for administrative expenses and for the assumption of mortality and expense risks; and

3)	as Withdrawal Charges (contingent deferred sales charges) subtracted from withdrawal and surrender payments.
In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the “Fee Tables” section of this prospectus, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.
Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge from each Sub-Account during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.15% of the net asset value of each Sub-Account. The mortality risks arise from our contractual obligations:

1)	to make annuity payments after the Annuity Date for the life of the Annuitant(s);

2)	to waive the Withdrawal Charge upon your death; and

3)	to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found in the “Other Contract Benefits” section of this prospectus.
The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.
If you select the Enhanced Death Benefit Rider, your mortality and expense risk charge will be 1.35% of the net asset value of each Sub-Account. If you select the Enhanced Income Rider, your mortality and expense risk charge will be 1.50% of daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider, your mortality and expense risk charge will be 1.55% of daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider II, your mortality and expense risk charge will be 1.70% of daily net asset value of each Sub-Account. We charge a higher mortality and expense risk charge for the Riders to compensate us for the additional risk that we accept by providing the Riders. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with each type of Rider, in order to reflect the difference in the mortality and expense risk charges.
ADMINISTRATIVE CHARGES
Contract Maintenance Charge.    We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.
Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Sub-Accounts to which you have allocated your Contract Value, and redeem Accumulation Units accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.
After the Annuity Date and if allowed in your state, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.
Administrative Expense Charge.    We deduct an administrative expense charge from each Sub-Account during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the net asset value of the Sub-Accounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.
Transfer Fee.    We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.
The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

30

SALES CHARGES
Withdrawal Charge.    We may charge a Withdrawal Charge, which is a contingent deferred sales charge, upon certain withdrawals.
As a general rule, the Withdrawal Charge equals a percentage of Purchase Payments withdrawn that are: (a) less than seven years old; and (b) not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the Purchase Payment being withdrawn, as shown in this chart:

CONTRIBUTION YEAR	WITHDRAWAL CHARGE PERCENTAGE
First and Second	7%
Third and Fourth	6%
Fifth	5%
Sixth	4%
Seventh	3%
Eighth and later	0%
When we calculate the Withdrawal Charge, we do not take any applicable Market Value Adjustment into consideration. Beginning on January 1, 2004, if you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.
We subtract the Withdrawal Charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.
For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:
First.    Earnings - the current Contract Value minus all Purchase Payments that have not previously been withdrawn;
Second.    “Old Purchase Payments” - Purchase Payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn;
Third.    Any additional amounts available as a “Free Withdrawal,” as described on below;
Fourth.    “New Purchase Payments” - Purchase Payments received by us less than seven years before the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.
No Withdrawal Charge is applied in the following situations:

•	on annuitization;

•	the payment of a Death Benefit;

•	a free withdrawal amount, as described below;

•	certain withdrawals for Contracts issued under 403(b) plans or 401 plan under our prototype as described below;

•	withdrawals taken to satisfy IRS minimum distribution rules;

•	withdrawals that qualify for one of the waiver benefits described below; and

•
withdrawal under Contracts issued to employees of Lincoln Benefit Life Company or its affiliates, Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if those individuals reside in the State of Nebraska.

We will never waive or eliminate a Withdrawal Charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.
We may waive withdrawal charges if this Contract is surrendered, and the entire proceeds of the surrender are directly used to purchase a new Contract also issued by us or any affiliated company. Such waivers will be granted on a non-discriminatory basis.
We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. The amount of your withdrawal may be affected by a Market Value Adjustment. Additional restrictions may apply to Contracts held in Qualified Plans. We outline the tax requirements applicable to withdrawals in the “Taxation of Partial and Full Withdrawals” section of this prospectus. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

31

Free Withdrawal.     Withdrawals of the following amounts are never subject to the Withdrawal Charge:

•	In any Contract Year, the greater of: (a) earnings that have not previously been withdrawn; or (b) 15 percent of New Purchase Payments; and

•	Any Purchase Payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn ("Old Purchase Payments").
However, even if you do not owe a Withdrawal Charge on a particular withdrawal, you may still owe taxes or penalty taxes, or be subject to a Market Value Adjustment. The tax treatment of withdrawals is summarized in the “Taxes” section of this prospectus.
WAIVER BENEFITS
General.    If approved in your state, we will offer the three waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable Withdrawal Charge or Market Value Adjustment. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.
Some Qualified Plans may not permit you to utilize these benefits. Also, even if you do not need to pay our Withdrawal Charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.
Confinement Waiver Benefit.    Under this benefit, we will waive the Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if the following conditions are satisfied:

1)
Any Contract Owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. The Owner or Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2)
You request the withdrawal no later than 90 days following the end of the Owner or Annuitant’s stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

3)	A physician must have prescribed the stay and the stay must be medically necessary.
You may not claim this benefit if the physician prescribing the Owner or Annuitant’s stay in a long term care facility is the Owner or Annuitant or a member of the Owner or Annuitant’s immediate family.
Terminal Illness Waiver Benefit.    Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if, at least 30 days after the Issue Date, you, or the Annuitant if the Owner is not a living person, are diagnosed with a terminal illness. We may require confirmation of the diagnosis as provided in the Contract.
Unemployment Waiver Benefit.    Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on one partial or full withdrawal from your Contract, if you meet the following requirements:

1)	you become unemployed at least 1 year after the Issue Date;

2)	you receive unemployment compensation for at least 30 consecutive days as a result of that unemployment; and

3)	you claim this benefit within 180 days of your initial receipt of unemployment compensation.
You may exercise this benefit once before the Annuity Date.
Waiver of Withdrawal Charge For Certain Qualified Plan Withdrawals.    For Contracts issued under a Section 403(b) plan or a Section 401 plan under our prototype, we will waive the Withdrawal Charge when:

1)	the Annuitant becomes disabled (as defined in Section 72(m)(7)) of the Code;

2)	the Annuitant reaches age 59 1/2 and at least 5 Contract Years have passed since the Contract was issued;

3)	at least 15 Contract Years have passed since the Contract was issued.
Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This plan may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing). For more information about our prototype plan, call us at 1-800-457-7617.
Premium Taxes.    We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.
Deduction For Separate Account Income Taxes.    We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We may pay company income taxes on the taxable corporate

32

earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the charges you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the “Taxes” section of this prospectus.
Other Expenses.
You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Contract value. For a summary of current estimates of those charges and expenses, see page 3. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We receive compensation from the investment advisers or administrators or the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators. We collect this compensation under agreements between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
Taxes

The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a tax adviser.
TAXATION OF LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. Lincoln Benefit will periodically review the issue of charging for taxes on investment income or capital gains of the Separate Account, and may impose a charge against the Separate Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.    Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Separate Account are “adequately diversified” according to Treasury Department regulations, and

•	Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.
Non-Natural Owners.    Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.    There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and

33

(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.    Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.
Diversification Requirements.    For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.    The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity not associated with a qualified retirement plan is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.    If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, without regard to surrender charges, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982, are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
Taxation of Annuity Payments.    Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

34

Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization
An individual may partially annuitize their non-qualified annuity if the contract so permits. The tax law allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments.    You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.    Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.    In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Taxation of Annuity Death Benefits.    Death Benefit amounts are included in income as follows:

•	if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

•	if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.
Medicare Tax on Net Investment Income.     The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
Penalty Tax on Premature Distributions.    A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or becoming totally disabled,

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made under an immediate annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment must commence within 13 months of the date of purchase), or

35

•	attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.    With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Annuity Option, as described in the Annuity Options section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.    If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the cost basis in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.
Aggregation of Annuity Contracts.    The Code requires that all non-Qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which may require 30% mandatory withholding for certain entities.  Please consult with your tax advisor for additional information regarding FATCA.

36

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

•	Individual Retirement Annuities (IRAs) under Code Section 408(b);

•	Roth IRAs under Code Section 408A;

•	Simplified Employee Pension (SEP IRA) under Code Section 408(k);

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);

•	Tax Sheltered Annuities under Code Section 403(b);

•	Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and

•	State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Lincoln Benefit can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Lincoln Benefit does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.    If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a first-time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.    Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the

37

greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
Penalty Tax on Premature Distributions from Tax Qualified Contracts.    A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs),

•	made for a first-time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

•
from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.    With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.    Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.

38

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which may require 30% mandatory withholding for certain entities.  Please consult with your tax advisor for additional information regarding FATCA.
Charitable IRA Distributions.    Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.    Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held by Individual Retirement Accounts (commonly known as Custodial IRAs).      Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

39

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA. (SEP IRA)    Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).    Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.    Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

40

Corporate and Self-Employed Pension and Profit-Sharing Plans.
Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

•
A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

•
An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Lincoln Benefit no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification . You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits

41

to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, the transfer of the contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each contract owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. Additionally, if you transfer your Annuity to another person for less than adequate consideration, there may be federal or state income tax consequences.  The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor , the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor for more information.
Description of Lincoln Benefit Life Company and the Separate Account

LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200, Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of RL LP, a Bermuda limited partnership, and RL (Parallel) LP, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

42

Lincoln Benefit has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to Allstate Life Insurance Company (“Allstate Life”) and other non-affiliated reinsurers. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of these transactions or agreements has changed the fact that we are primarily liable to you for your Contract.
SEPARATE ACCOUNT
Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of any Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.
We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-457-7617. See also the “Table of Contents of the Statement of Additional Information” section of this prospectus.
State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Financial Statements. The financial statements and related financial statement schedules of Lincoln Benefit and the financial statements of the Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, are set forth in the Statement of Additional Information.
Administration.   We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with Allstate Life. Allstate Life entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with SE2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2, LLC provides certain business process outsourcing services with respect to the Contracts. SE2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2018, consisted of the following: NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelley (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (f/k/a Stacks LLC) (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (f/k/a Co-Sentry.net, LLC) (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (f/k/a Convey Compliance Systems, Inc.) (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Broadridge Output Solutions, Inc. (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Separate Account; and

•	preparation of Contract Owner reports.

43

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. Correspondence you send by regular mail to our service center should be sent to P.O. Box 758566, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our service center. Your correspondence is not considered received by us until it is received at our service center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our service center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our service center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Contract, your inability to conduct transactions under your Contract, our inability to calculate your Contract’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the Statement of Additional Information.

44

Distribution of Contracts

Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.
The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 6% of all Purchase Payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels.
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ADLLC is a wholly owned subsidiary of Allstate Life. ADLLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.
Lincoln Benefit does not pay ADLLC a commission for distribution of the Contracts. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.
Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit is engaged in routine lawsuits which, in our management’s judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.
Legal Matters

Matters of Nebraska law pertaining to the Contract, including the validity of the Contract and Lincoln Benefit’s right to issue the Contract under Nebraska law, have been passed upon by Lamson Dugan & Murray LLP, Omaha, Nebraska.
Registration Statement

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts covered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.
About Lincoln Benefit Life Company

Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The variable annuities described in this prospectus fall within the exemption provided under rule 12h-7. We rely on the exemption provided under rule 12h-7 and do not file reports under the Exchange Act.

45

Table of Contents of Statement of Additional Information

The Contract
Annuity Payments
Initial Monthly Annuity Payment
Subsequent Monthly Payments
Transfers After Annuity Date
Annuity Unit Value
Illustrative Example of Annuity Unit Value Calculation
Illustrative Example of Variable Annuity Payments
Cyber Security Risk
Experts
Financial Statements

46

APPENDIX A – ACCUMULATION UNIT VALUES

Appendix A presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Sub-Account since the Sub-Accounts were first offered under the Contracts; for a maximum of 10 years. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract; as well as outstanding units for each such sub-accounts, which may include other variable annuities offered, as of the dates shown. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

A-1

LBL CONSULTANT I VARIABLE ANNUITY - PROSPECTUS
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
Basic Policy
Mortality & Expense = 1.15

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger Capital Appreciation Portfolio - Class I-2
2009	$12.25211	$18.28343	147,379
2010	$18.28343	$20.58915	125,277
2011	$20.58915	$20.27238	102,062
2012	$20.27238	$23.68403	78,761
2013	$23.68403	$31.62078	65,750
2014	$31.62078	$35.52307	58,244
2015	$35.52307	$37.25367	52,334
2016	$37.25367	$36.97736	46,003
2017	$36.97736	$47.87071	39,188
2018	$47.87071	$47.22483	33,573
Alger Growth & Income Portfolio - Class I-2
2009	$8.88910	$11.60311	144,735
2010	$11.60311	$12.86492	102,497
2011	$12.86492	$13.53250	80,128
2012	$13.53250	$15.01347	64,595
2013	$15.01347	$19.26304	55,508
2014	$19.26304	$21.40470	51,188
2015	$21.40470	$21.34534	44,622
2016	$21.34534	$23.24013	41,390
2017	$23.24013	$27.84597	39,041
2018	$27.84597	$26.23019	35,859
Alger Large Cap Growth Portfolio - Class I-2
2009	$7.68921	$11.20619	202,899
2010	$11.20619	$12.54858	159,401
2011	$12.54858	$12.34990	114,291
2012	$12.34990	$13.39931	90,699
2013	$13.39931	$17.87512	81,073
2014	$17.87512	$19.59239	72,833
2015	$19.59239	$19.68116	65,250
2016	$19.68116	$19.27635	58,065
2017	$19.27635	$24.45671	51,019
2018	$24.45671	$24.68416	46,217
Alger Mid Cap Growth Portfolio - Class I-2
2009	$10.74139	$16.09281	251,589
2010	$16.09281	$18.97353	201,160
2011	$18.97353	$17.18757	154,396
2012	$17.18757	$19.72486	126,168
2013	$19.72486	$26.46165	97,572
2014	$26.46165	$28.22633	82,799
2015	$28.22633	$27.43959	74,353
2016	$27.43959	$27.36360	65,314
2017	$27.36360	$35.07580	51,019
2018	$35.07580	$32.05856	44,584

A-2

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger SmallCap Growth Portfolio - Class I-2
2009	$7.89761	$11.34883	171,410
2010	$11.34883	$14.04291	140,374
2011	$14.04291	$13.42737	117,145
2012	$13.42737	$14.91765	92,887
2013	$14.91765	$19.77986	75,544
2014	$19.77986	$19.61941	61,624
2015	$19.61941	$18.73272	55,890
2016	$18.73272	$19.65486	46,055
2017	$19.65486	$24.98873	33,134
2018	$24.98873	$25.03075	28,557
ClearBridge Variable Large Cap Value Portfolio-Class I
2009	$8.78081	$10.79636	20,239
2010	$10.79636	$11.67141	17,945
2011	$11.67141	$12.09760	17,154
2012	$12.09760	$13.91880	16,971
2013	$13.91880	$18.19547	17,545
2014	$18.19547	$20.07339	15,298
2015	$20.07339	$19.25549	9,148
2016	$19.25549	$21.48933	5,939
2017	$21.48933	$24.37178	5,690
2018	$24.37178	$21.93152	5,344
DWS Bond VIP - Class A
formerly,Deutsche VSI: Bond VIP - Class A
2009	$11.56037	$12.56612	186,602
2010	$12.56612	$13.25279	155,647
2011	$13.25279	$13.83264	108,411
2012	$13.83264	$14.72214	82,736
2013	$14.72214	$14.09880	69,186
2014	$14.09880	$14.84713	50,085
2015	$14.84713	$14.61983	46,046
2016	$14.61983	$15.29456	43,016
2017	$15.29456	$15.98593	39,174
2018	$15.98593	$15.36721	36,011
DWS Core Equity VIP - Class A
formerly,Deutsche VSI: Core Equity VIP - Class A
2009	$6.91764	$9.16448	38,191
2010	$9.16448	$10.35365	21,260
2011	$10.35365	$10.21050	20,105
2012	$10.21050	$11.67798	17,593
2013	$11.67798	$15.83783	17,088
2014	$15.83783	$17.49064	15,990
2015	$17.49064	$18.17980	14,822
2016	$18.17980	$19.83623	10,538
2017	$19.83623	$23.70823	10,331
2018	$23.70823	$22.08088	9,155

A-3

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
DWS CROCI® International VIP - Class A
formerly,Deutsche VSI: CROCI® International VIP - Class A
2009	$8.08292	$10.65813	69,353
2010	$10.65813	$10.69668	54,718
2011	$10.69668	$8.80273	41,799
2012	$8.80273	$10.48792	31,677
2013	$10.48792	$12.45281	41,029
2014	$12.45281	$10.85120	33,147
2015	$10.85120	$10.12890	15,779
2016	$10.12890	$10.07722	14,031
2017	$10.07722	$12.13822	11,502
2018	$12.13822	$10.26113	10,268
DWS Global Income Builder VIP - Class A
formerly,Deutsche VSII: Global Income Builder VIP - Class A
2009	$8.57610	$10.45406	114,278
2010	$10.45406	$11.48320	87,837
2011	$11.48320	$11.17933	63,813
2012	$11.17933	$12.47306	52,594
2013	$12.47306	$14.36630	46,688
2014	$14.36630	$14.73126	41,478
2015	$14.73126	$14.33845	38,344
2016	$14.33845	$15.12564	31,863
2017	$15.12564	$17.40890	28,550
2018	$17.40890	$15.87399	25,662
DWS Global Small Cap VIP - Class A
formerly,Deutsche VSI: Global Small Cap VIP - Class A
2009	$13.09359	$19.16424	83,558
2010	$19.16424	$23.96811	72,183
2011	$23.96811	$21.32773	61,099
2012	$21.32773	$24.29959	42,306
2013	$24.29959	$32.62300	35,943
2014	$32.62300	$30.88731	29,476
2015	$30.88731	$30.85765	22,688
2016	$30.85765	$30.95442	20,609
2017	$30.95442	$36.69234	12,736
2018	$36.69234	$28.80289	11,418
Federated Fund for U.S. Government Securities II
2009	$14.56785	$15.13633	374,113
2010	$15.13633	$15.72071	305,850
2011	$15.72071	$16.42295	238,391
2012	$16.42295	$16.70103	220,033
2013	$16.70103	$16.15529	179,191
2014	$16.15529	$16.69200	132,457
2015	$16.69200	$16.56996	116,141
2016	$16.56996	$16.62753	103,485
2017	$16.62753	$16.73758	93,958
2018	$16.73758	$16.60347	79,965

A-4

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Federated High Income Bond Fund II
2009	$9.76990	$14.74790	260,044
2010	$14.74790	$16.71012	201,597
2011	$16.71012	$17.35582	164,486
2012	$17.35582	$19.65874	148,235
2013	$19.65874	$20.77125	133,814
2014	$20.77125	$21.06536	112,577
2015	$21.06536	$20.26851	100,418
2016	$20.26851	$22.98380	84,638
2017	$22.98380	$24.27461	56,164
2018	$24.27461	$23.18349	46,494
Federated Managed Volatility Fund Class Primary
formerly,Federated Managed Volatility Fund II
2009	$8.06194	$10.21320	101,513
2010	$10.21320	$11.30524	68,578
2011	$11.30524	$11.69811	50,687
2012	$11.69811	$13.11784	46,621
2013	$13.11784	$15.77167	46,726
2014	$15.77167	$16.18483	40,121
2015	$16.18483	$14.77584	38,435
2016	$14.77584	$15.71498	32,856
2017	$15.71498	$18.33117	28,701
2018	$18.33117	$16.56471	12,530
Fidelity® VIP Asset Manager Portfolio - Initial Class
2009	$10.18899	$12.99191	144,646
2010	$12.99191	$14.66085	116,581
2011	$14.66085	$14.10838	93,211
2012	$14.10838	$15.67178	74,411
2013	$15.67178	$17.90805	63,012
2014	$17.90805	$18.71717	54,882
2015	$18.71717	$18.51088	44,855
2016	$18.51088	$18.84298	38,406
2017	$18.84298	$21.23436	36,097
2018	$21.23436	$19.84722	33,373
Fidelity® VIP Contrafund® Portfolio - Initial Class
2009	$12.22630	$16.38618	631,023
2010	$16.38618	$18.96898	511,344
2011	$18.96898	$18.26067	383,384
2012	$18.26067	$20.99371	335,707
2013	$20.99371	$27.21972	271,301
2014	$27.21972	$30.09221	238,198
2015	$30.09221	$29.91779	205,942
2016	$29.91779	$31.91255	179,095
2017	$31.91255	$38.41209	153,791
2018	$38.41209	$35.51350	135,222
Fidelity® VIP Equity-Income Portfolio - Initial Class
2009	$9.36638	$12.04430	308,304
2010	$12.04430	$13.69676	252,183
2011	$13.69676	$13.65837	198,587
2012	$13.65837	$15.82285	163,437
2013	$15.82285	$20.02484	133,321
2014	$20.02484	$21.50020	117,357
2015	$21.50020	$20.39132	95,842
2016	$20.39132	$23.76727	79,707
2017	$23.76727	$26.49956	71,317
2018	$26.49956	$23.99854	62,505

A-5

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Fidelity® VIP Government Money Market Portfolio - Initial Class
2009	$12.70457	$12.63724	985,343
2010	$12.63724	$12.51058	775,634
2011	$12.51058	$12.36908	634,224
2012	$12.36908	$12.23163	505,511
2013	$12.23163	$12.08321	410,477
2014	$12.08321	$11.93430	320,879
2015	$11.93430	$11.78933	228,320
2016	$11.78933	$11.66698	199,121
2017	$11.66698	$11.60017	167,474
2018	$11.60017	$11.64451	165,810
Fidelity® VIP Growth Portfolio - Initial Class
2009	$7.52267	$9.53070	405,357
2010	$9.53070	$11.68769	320,051
2011	$11.68769	$11.56617	270,601
2012	$11.56617	$13.09999	225,513
2013	$13.09999	$17.63826	186,919
2014	$17.63826	$19.38712	165,248
2015	$19.38712	$20.51999	139,306
2016	$20.51999	$20.42802	124,728
2017	$20.42802	$27.26340	115,117
2018	$27.26340	$26.87745	107,428
Fidelity® VIP Index 500 Portfolio - Initial Class
2009	$8.57243	$10.71842	592,792
2010	$10.71842	$12.17562	493,294
2011	$12.17562	$12.26984	410,778
2012	$12.26984	$14.04557	343,300
2013	$14.04557	$18.34368	307,792
2014	$18.34368	$20.57422	249,167
2015	$20.57422	$20.58976	202,228
2016	$20.58976	$22.74634	177,211
2017	$22.74634	$27.34241	160,049
2018	$27.34241	$25.78811	139,900
Fidelity® VIP Overseas Portfolio - Initial Class
2009	$10.14065	$12.67153	211,336
2010	$12.67153	$14.15546	161,268
2011	$14.15546	$11.58030	132,738
2012	$11.58030	$13.80810	109,420
2013	$13.80810	$17.78723	90,942
2014	$17.78723	$16.14738	81,429
2015	$16.14738	$16.52479	70,824
2016	$16.52479	$15.49382	64,005
2017	$15.49382	$19.93618	55,799
2018	$19.93618	$16.77185	44,897
Invesco V.I. American Value Fund - Series I
2009	$9.25245	$12.72006	131,570
2010	$12.72006	$15.35611	113,395
2011	$15.35611	$15.30555	92,596
2012	$15.30555	$17.73085	76,421
2013	$17.73085	$23.51099	52,878
2014	$23.51099	$25.48293	40,485
2015	$25.48293	$22.86935	31,596
2016	$22.86935	$26.08550	27,815
2017	$26.08550	$28.32909	24,177
2018	$28.32909	$24.43679	20,438

A-6

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Growth and Income Fund - Series II
2009	$9.75812	$11.96028	183,308
2010	$11.96028	$13.25185	150,424
2011	$13.25185	$12.79158	100,474
2012	$12.79158	$14.44478	78,301
2013	$14.44478	$19.08249	62,871
2014	$19.08249	$20.72344	41,000
2015	$20.72344	$19.78796	34,836
2016	$19.78796	$23.33993	33,660
2017	$23.33993	$26.28638	29,600
2018	$26.28638	$22.42986	22,689
Invesco V.I. Mid Cap Growth Fund - Series II
2009	$7.73498	$11.94522	38,907
2010	$11.94522	$15.01441	25,399
2011	$15.01441	$13.44027	18,967
2012	$13.44027	$14.81615	15,527
2013	$14.81615	$19.98801	11,807
2014	$19.98801	$21.25805	12,458
2015	$21.25805	$21.21269	13,061
2016	$21.21269	$21.06980	12,892
2017	$21.06980	$25.41625	11,031
2018	$25.41625	$23.62437	13,343
Invesco V.I. Value Opportunities Fund - Series I
2009	$6.03444	$8.82015	148,589
2010	$8.82015	$9.35099	119,425
2011	$9.35099	$8.95340	77,525
2012	$8.95340	$10.40728	62,452
2013	$10.40728	$13.74742	56,742
2014	$13.74742	$14.47524	43,123
2015	$14.47524	$12.80799	41,630
2016	$12.80799	$14.96864	37,575
2017	$14.96864	$17.36110	35,128
2018	$17.36110	$13.85645	32,707
Janus Henderson Balanced Portfolio - Institutional Shares
2009	$15.67947	$19.49314	427,444
2010	$19.49314	$20.86548	348,978
2011	$20.86548	$20.94458	284,742
2012	$20.94458	$23.50093	258,732
2013	$23.50093	$27.88681	196,994
2014	$27.88681	$29.88343	169,459
2015	$29.88343	$29.69531	151,948
2016	$29.69531	$30.67724	135,435
2017	$30.67724	$35.88127	117,434
2018	$35.88127	$35.67449	98,173
Janus Henderson Enterprise Portfolio - Institutional Shares
2009	$10.38019	$14.84645	221,943
2010	$14.84645	$18.45225	186,653
2011	$18.45225	$17.96461	157,425
2012	$17.96461	$20.80858	139,793
2013	$20.80858	$27.20398	119,634
2014	$27.20398	$30.23027	106,398
2015	$30.23027	$31.05772	94,655
2016	$31.05772	$34.46493	83,548
2017	$34.46493	$43.37137	77,545
2018	$43.37137	$42.65183	72,192

A-7

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Janus Henderson Flexible Bond Portfolio - Institutional Shares
2009	$15.51356	$17.34600	231,270
2010	$17.34600	$18.49629	202,832
2011	$18.49629	$19.49910	171,010
2012	$19.49910	$20.86191	146,755
2013	$20.86191	$20.57477	105,740
2014	$20.57477	$21.32205	81,060
2015	$21.32205	$21.10419	71,503
2016	$21.10419	$21.35652	62,281
2017	$21.35652	$21.85528	56,796
2018	$21.85528	$21.36600	45,619
Janus Henderson Global Research Portfolio - Institutional Shares
2009	$7.45071	$10.13216	336,082
2010	$10.13216	$11.59091	263,086
2011	$11.59091	$9.87411	207,953
2012	$9.87411	$11.70931	180,063
2013	$11.70931	$14.85113	152,881
2014	$14.85113	$15.75841	126,783
2015	$15.75841	$15.20678	115,550
2016	$15.20678	$15.32857	102,970
2017	$15.32857	$19.23043	92,929
2018	$19.23043	$17.68623	90,386
Janus Henderson Overseas Portfolio - Service Shares
2009	$7.49478	$13.25436	86,323
2010	$13.25436	$16.36459	71,833
2011	$16.36459	$10.93519	59,162
2012	$10.93519	$12.22243	39,058
2013	$12.22243	$13.79447	31,628
2014	$13.79447	$11.97450	26,783
2015	$11.97450	$10.78454	23,810
2016	$10.78454	$9.93651	22,876
2017	$9.93651	$12.83645	32,250
2018	$12.83645	$10.75735	34,609
Janus Henderson Research Portfolio - Institutional Shares
2009	$7.89965	$10.63746	290,538
2010	$10.63746	$12.03053	230,669
2011	$12.03053	$11.25151	195,033
2012	$11.25151	$13.17678	155,917
2013	$13.17678	$16.96101	128,313
2014	$16.96101	$18.92689	117,019
2015	$18.92689	$19.69089	109,573
2016	$19.69089	$19.54431	97,007
2017	$19.54431	$24.68389	80,438
2018	$24.68389	$23.74738	73,898
MFS® Growth Series - Initial Class
2009	$8.52755	$11.59449	78,308
2010	$11.59449	$13.20677	66,211
2011	$13.20677	$13.00070	60,057
2012	$13.00070	$15.07104	50,368
2013	$15.07104	$20.36893	39,799
2014	$20.36893	$21.91525	31,469
2015	$21.91525	$23.27902	27,675
2016	$23.27902	$23.55231	26,011
2017	$23.55231	$30.56563	23,262
2018	$30.56563	$30.98936	20,552

A-8

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
MFS® Investors Trust Series - Initial Class
2009	$8.51214	$10.66755	84,052
2010	$10.66755	$11.70426	56,558
2011	$11.70426	$11.30705	36,636
2012	$11.30705	$13.30824	32,003
2013	$13.30824	$17.35561	24,351
2014	$17.35561	$19.02646	17,070
2015	$19.02646	$18.83094	16,801
2016	$18.83094	$20.19475	16,279
2017	$20.19475	$24.60092	14,650
2018	$24.60092	$22.96038	13,018
MFS® New Discovery Series - Initial Class
2009	$11.67096	$18.80854	94,439
2010	$18.80854	$25.32489	80,183
2011	$25.32489	$22.44289	58,617
2012	$22.44289	$26.86755	53,041
2013	$26.86755	$37.55089	49,336
2014	$37.55089	$34.39274	39,916
2015	$34.39274	$33.32500	35,322
2016	$33.32500	$35.89116	31,289
2017	$35.89116	$44.89518	29,102
2018	$44.89518	$43.67990	24,262
MFS® Research Series - Initial Class
2009	$8.53406	$11.00238	49,781
2010	$11.00238	$12.59309	38,970
2011	$12.59309	$12.38091	34,033
2012	$12.38091	$14.33859	29,467
2013	$14.33859	$18.73234	21,713
2014	$18.73234	$20.38697	15,365
2015	$20.38697	$20.29560	14,416
2016	$20.29560	$21.79525	14,576
2017	$21.79525	$26.55552	13,386
2018	$26.55552	$25.07804	10,547
MFS® Total Return Series - Initial Class
2009	$12.86842	$14.99981	347,219
2010	$14.99981	$16.28452	279,717
2011	$16.28452	$16.36764	217,821
2012	$16.36764	$17.98328	185,517
2013	$17.98328	$21.14259	153,519
2014	$21.14259	$22.65449	114,901
2015	$22.65449	$22.29011	81,974
2016	$22.29011	$24.01607	70,562
2017	$24.01607	$26.63577	61,068
2018	$26.63577	$24.82696	56,955
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
2009	$9.62455	$13.01069	120,823
2010	$13.01069	$15.81170	98,906
2011	$15.81170	$15.24355	74,721
2012	$15.24355	$17.71378	78,073
2013	$17.71378	$24.60036	71,129
2014	$24.60036	$27.12622	52,019
2015	$27.12622	$25.15675	38,809
2016	$25.15675	$29.23574	32,927
2017	$29.23574	$32.89001	33,481
2018	$32.89001	$29.05627	29,034

A-9

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
PIMCO International Bond (U.S. Dollar-Hedged) - Administrative Shares
formerly,PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares
2009	$11.50051	$13.13300	139,898
2010	$13.13300	$14.07227	137,307
2011	$14.07227	$14.83810	121,733
2012	$14.83810	$16.24293	102,765
2013	$16.24293	$16.12160	103,151
2014	$16.12160	$17.69806	84,730
2015	$17.69806	$17.52925	67,505
2016	$17.52925	$18.43321	60,607
2017	$18.43321	$18.70786	32,477
2018	$18.70786	$18.86602	19,593
PIMCO Total Return Portfolio - Administrative Shares
2009	$13.08759	$14.74388	709,743
2010	$14.74388	$15.74261	639,674
2011	$15.74261	$16.10891	508,815
2012	$16.10891	$17.43411	464,493
2013	$17.43411	$16.87982	289,601
2014	$16.87982	$17.38329	226,411
2015	$17.38329	$17.24436	169,773
2016	$17.24436	$17.48658	152,572
2017	$17.48658	$18.11874	133,410
2018	$18.11874	$17.79718	118,179
Putnam VT International Value Fund - Class IB
2009	$10.63569	$13.25442	56,664
2010	$13.25442	$14.02234	39,029
2011	$14.02234	$11.93991	26,096
2012	$11.93991	$14.35036	21,954
2013	$14.35036	$17.32010	21,131
2014	$17.32010	$15.48198	16,908
2015	$15.48198	$14.98378	15,321
2016	$14.98378	$14.96181	14,371
2017	$14.96181	$18.42560	12,905
2018	$18.42560	$14.99032	12,197
T. Rowe Price Equity Income Portfolio - I
2009	$11.57104	$14.35287	288,947
2010	$14.35287	$16.30379	227,597
2011	$16.30379	$15.98670	165,957
2012	$15.98670	$18.49506	147,085
2013	$18.49506	$23.69444	114,417
2014	$23.69444	$25.12590	91,032
2015	$25.12590	$23.11303	78,126
2016	$23.11303	$27.20242	69,617
2017	$27.20242	$31.16981	58,452
2018	$31.16981	$27.85605	54,128
T. Rowe Price International Stock Portfolio - I
2009	$7.87902	$11.85756	116,835
2010	$11.85756	$13.40324	95,977
2011	$13.40324	$11.53806	69,775
2012	$11.53806	$13.49539	78,643
2013	$13.49539	$15.20072	65,383
2014	$15.20072	$14.82582	30,868
2015	$14.82582	$14.50961	29,451
2016	$14.50961	$14.63465	21,910
2017	$14.63465	$18.48348	18,394
2018	$18.48348	$15.65998	14,647

A-10

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
T. Rowe Price Mid-Cap Growth Portfolio - I
2009	$14.93086	$21.47640	160,985
2010	$21.47640	$27.17322	125,304
2011	$27.17322	$26.49504	92,948
2012	$26.49504	$29.80135	73,521
2013	$29.80135	$40.23051	65,296
2014	$40.23051	$44.94169	56,067
2015	$44.94169	$47.29610	46,953
2016	$47.29610	$49.63321	41,818
2017	$49.63321	$61.16228	37,391
2018	$61.16228	$59.17157	33,275
T. Rowe Price New America Growth Portfolio - I
2009	$7.46088	$11.03503	64,870
2010	$11.03503	$13.03960	49,935
2011	$13.03960	$12.74012	45,311
2012	$12.74012	$14.23235	48,686
2013	$14.23235	$19.39804	28,832
2014	$19.39804	$20.94516	25,891
2015	$20.94516	$22.46387	17,669
2016	$22.46387	$22.47561	13,833
2017	$22.47561	$29.83948	17,077
2018	$29.83948	$29.80811	17,064
Wells Fargo VT Discovery Fund
2009	$8.62847	$11.95569	82,156
2010	$11.95569	$16.00396	68,993
2011	$16.00396	$15.87236	55,858
2012	$15.87236	$18.45472	53,856
2013	$18.45472	$26.20857	42,675
2014	$26.20857	$25.97479	35,208
2015	$25.97479	$25.27683	29,411
2016	$25.27683	$26.87231	26,796
2017	$26.87231	$34.27036	24,032
2018	$34.27036	$31.45202	22,751
Wells Fargo VT Opportunity Fund - Class 2
2009	$7.62179	$11.12030	196,311
2010	$11.12030	$13.59120	157,062
2011	$13.59120	$12.68182	117,739
2012	$12.68182	$14.46785	100,940
2013	$14.46785	$18.67158	73,852
2014	$18.67158	$20.36172	64,044
2015	$20.36172	$19.48852	53,089
2016	$19.48852	$21.60076	50,024
2017	$21.60076	$25.69341	43,507
2018	$25.69341	$23.55936	38,726
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

A-11

LBL CONSULTANT I VARIABLE ANNUITY - PROSPECTUS
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
Basic Policy plus Death Benefit and Income Benefit Rider II
Mortality & Expense = 1.70

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger Capital Appreciation Portfolio - Class I-2
2009	$5.38544	$7.99247	457,894
2010	$7.99247	$8.95108	466,843
2011	$8.95108	$8.76511	505,465
2012	$8.76511	$10.18392	243,023
2013	$10.18392	$13.52213	262,580
2014	$13.52213	$15.10758	223,337
2015	$15.10758	$15.75668	167,264
2016	$15.75668	$15.55428	130,160
2017	$15.55428	$20.02645	98,742
2018	$20.02645	$19.64723	92,830
Alger Growth & Income Portfolio - Class I-2
2009	$5.00599	$6.49858	249,853
2010	$6.49858	$7.16580	199,795
2011	$7.16580	$7.49639	169,075
2012	$7.49639	$8.27106	171,101
2013	$8.27106	$10.55403	135,343
2014	$10.55403	$11.66311	100,392
2015	$11.66311	$11.56696	92,201
2016	$11.56696	$12.52487	78,970
2017	$12.52487	$14.92509	76,925
2018	$14.92509	$13.98148	71,949
Alger Large Cap Growth Portfolio - Class I-2
2009	$4.52946	$6.56502	298,212
2010	$6.56502	$7.31115	266,498
2011	$7.31115	$7.15601	160,824
2012	$7.15601	$7.72140	136,867
2013	$7.72140	$10.24414	111,785
2014	$10.24414	$11.16672	132,723
2015	$11.16672	$11.15578	98,878
2016	$11.15578	$10.86656	63,796
2017	$10.86656	$13.71149	55,094
2018	$13.71149	$13.76264	42,651
Alger Mid Cap Growth Portfolio - Class I-2
2009	$5.95860	$8.87828	656,392
2010	$8.87828	$10.41020	560,969
2011	$10.41020	$9.37864	432,244
2012	$9.37864	$10.70397	356,543
2013	$10.70397	$14.28107	307,935
2014	$14.28107	$15.14988	241,703
2015	$15.14988	$14.64681	200,464
2016	$14.64681	$14.52635	171,047
2017	$14.52635	$18.51871	158,676
2018	$18.51871	$16.83227	137,211

A-12

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger SmallCap Growth Portfolio - Class I-2
2009	$4.73400	$6.76543	302,059
2010	$6.76543	$8.32560	273,464
2011	$8.32560	$7.91708	210,162
2012	$7.91708	$8.74742	163,618
2013	$8.74742	$11.53497	126,657
2014	$11.53497	$11.37862	107,060
2015	$11.37862	$10.80476	94,529
2016	$10.80476	$11.27463	76,306
2017	$11.27463	$14.25594	58,967
2018	$14.25594	$14.20109	55,493
ClearBridge Variable Large Cap Value Portfolio-Class I
2009	$8.55706	$10.46356	43,855
2010	$10.46356	$11.24963	44,795
2011	$11.24963	$11.59660	35,396
2012	$11.59660	$13.26904	103,883
2013	$13.26904	$17.25099	42,635
2014	$17.25099	$18.92705	26,998
2015	$18.92705	$18.05626	11,475
2016	$18.05626	$20.04076	10,354
2017	$20.04076	$22.60466	10,324
2018	$22.60466	$20.22908	8,345
DWS Bond VIP - Class A
formerly,Deutsche VSI: Bond VIP - Class A
2009	$10.79011	$11.66454	139,150
2010	$11.66454	$12.23449	131,495
2011	$12.23449	$12.69993	95,813
2012	$12.69993	$13.44229	74,674
2013	$13.44229	$12.80250	68,152
2014	$12.80250	$13.40808	61,385
2015	$13.40808	$13.13038	54,641
2016	$13.13038	$13.66126	45,461
2017	$13.66126	$14.20071	42,489
2018	$14.20071	$13.57579	36,081
DWS Core Equity VIP - Class A
formerly,Deutsche VSI: Core Equity VIP - Class A
2009	$5.95481	$7.84567	85,215
2010	$7.84567	$8.81514	73,664
2011	$8.81514	$8.64568	63,481
2012	$8.64568	$9.83391	48,726
2013	$9.83391	$13.26380	44,715
2014	$13.26380	$14.56766	42,080
2015	$14.56766	$15.05861	64,556
2016	$15.05861	$16.34080	29,925
2017	$16.34080	$19.42375	23,236
2018	$19.42375	$17.99066	17,568

A-13

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
DWS CROCI® International VIP - Class A
formerly,Deutsche VSI: CROCI® International VIP - Class A
2009	$5.49819	$7.21013	164,420
2010	$7.21013	$7.19657	126,785
2011	$7.19657	$5.88987	106,508
2012	$5.88987	$6.97886	98,904
2013	$6.97886	$8.24091	70,952
2014	$8.24091	$7.14160	48,579
2015	$7.14160	$6.62964	33,935
2016	$6.62964	$6.55974	31,069
2017	$6.55974	$7.85815	30,049
2018	$7.85815	$6.60627	22,774
DWS Global Income Builder VIP - Class A
formerly,Deutsche VSII: Global Income Builder VIP - Class A
2009	$8.40447	$10.18869	96,552
2010	$10.18869	$11.13038	85,675
2011	$11.13038	$10.77654	62,067
2012	$10.77654	$11.95755	55,722
2013	$11.95755	$13.69704	45,570
2014	$13.69704	$13.96796	45,285
2015	$13.96796	$13.52092	37,109
2016	$13.52092	$14.18523	35,589
2017	$14.18523	$16.23729	33,339
2018	$16.23729	$14.72398	30,458
DWS Global Small Cap VIP - Class A
formerly,Deutsche VSI: Global Small Cap VIP - Class A
2009	$6.92219	$10.07598	295,598
2010	$10.07598	$12.53268	247,927
2011	$12.53268	$11.09094	194,798
2012	$11.09094	$12.56690	162,040
2013	$12.56690	$16.77904	115,189
2014	$16.77904	$15.79913	127,708
2015	$15.79913	$15.69736	106,456
2016	$15.69736	$15.66043	93,364
2017	$15.66043	$18.46187	53,470
2018	$18.46187	$14.41221	42,676
Federated Fund for U.S. Government Securities II
2009	$13.38795	$13.83410	473,221
2010	$13.83410	$14.28941	324,041
2011	$14.28941	$14.84608	269,692
2012	$14.84608	$15.01444	209,711
2013	$15.01444	$14.44414	173,446
2014	$14.44414	$14.84215	170,920
2015	$14.84215	$14.65281	146,826
2016	$14.65281	$14.62331	111,142
2017	$14.62331	$14.63958	106,100
2018	$14.63958	$14.44219	92,698

A-14

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Federated High Income Bond Fund II
2009	$9.61663	$14.43701	275,990
2010	$14.43701	$16.26820	242,351
2011	$16.26820	$16.80439	195,932
2012	$16.80439	$18.92951	179,749
2013	$18.92951	$19.89105	128,657
2014	$19.89105	$20.06205	108,552
2015	$20.06205	$19.19725	63,913
2016	$19.19725	$21.64999	49,255
2017	$21.64999	$22.74085	42,855
2018	$22.74085	$21.59887	40,322
Federated Managed Volatility Fund Class Primary
formerly,Federated Managed Volatility Fund II
2009	$7.01153	$8.83381	87,864
2010	$8.83381	$9.72478	54,559
2011	$9.72478	$10.00766	30,900
2012	$10.00766	$11.16053	104,369
2013	$11.16053	$13.34481	27,541
2014	$13.34481	$13.61927	15,762
2015	$13.61927	$12.36538	7,046
2016	$12.36538	$13.07940	4,667
2017	$13.07940	$15.17344	4,645
2018	$15.17344	$13.63560	4,372
Fidelity® VIP Asset Manager Portfolio - Initial Class
2009	$8.31127	$10.53954	122,598
2010	$10.53954	$11.82827	129,616
2011	$11.82827	$11.32024	72,461
2012	$11.32024	$12.50554	62,231
2013	$12.50554	$14.21166	34,548
2014	$14.21166	$14.77230	28,682
2015	$14.77230	$14.52934	28,433
2016	$14.52934	$14.70910	23,554
2017	$14.70910	$16.48523	22,364
2018	$16.48523	$15.32332	21,608
Fidelity® VIP Contrafund® Portfolio - Initial Class
2009	$8.46082	$11.27732	1,046,007
2010	$11.27732	$12.98335	998,155
2011	$12.98335	$12.43011	709,229
2012	$12.43011	$14.21196	690,676
2013	$14.21196	$18.32574	549,301
2014	$18.32574	$20.14854	482,522
2015	$20.14854	$19.92188	383,861
2016	$19.92188	$21.13394	322,988
2017	$21.13394	$25.29920	292,656
2018	$25.29920	$23.26103	245,416
Fidelity® VIP Equity-Income Portfolio - Initial Class
2009	$8.12475	$10.39035	270,828
2010	$10.39035	$11.75116	237,804
2011	$11.75116	$11.65406	185,670
2012	$11.65406	$13.42670	142,532
2013	$13.42670	$16.89922	116,569
2014	$16.89922	$18.04477	96,979
2015	$18.04477	$17.02020	83,523
2016	$17.02020	$19.72956	92,698
2017	$19.72956	$21.87743	70,419
2018	$21.87743	$19.70329	69,155

A-15

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Fidelity® VIP Government Money Market Portfolio - Initial Class
2009	$11.23979	$11.11890	894,758
2010	$11.11890	$10.94708	697,719
2011	$10.94708	$10.76406	551,078
2012	$10.76406	$10.58590	452,033
2013	$10.58590	$10.40009	331,128
2014	$10.40009	$10.21558	325,818
2015	$10.21558	$10.03613	257,184
2016	$10.03613	$9.87764	242,981
2017	$9.87764	$9.76736	258,822
2018	$9.76736	$9.75063	235,191
Fidelity® VIP Growth Portfolio - Initial Class
2009	$4.35559	$5.48797	676,234
2010	$5.48797	$6.69315	597,279
2011	$6.69315	$6.58730	435,815
2012	$6.58730	$7.41985	377,416
2013	$7.41985	$9.93558	310,756
2014	$9.93558	$10.86081	284,700
2015	$10.86081	$11.43240	233,240
2016	$11.43240	$11.31892	206,034
2017	$11.31892	$15.02378	206,460
2018	$15.02378	$14.72938	194,375
Fidelity® VIP Index 500 Portfolio - Initial Class
2009	$6.12312	$7.61396	1,043,678
2010	$7.61396	$8.60171	911,514
2011	$8.60171	$8.62084	744,841
2012	$8.62084	$9.81423	646,616
2013	$9.81423	$12.74725	569,038
2014	$12.74725	$14.21888	505,643
2015	$14.21888	$14.15156	451,144
2016	$14.15156	$15.54833	387,687
2017	$15.54833	$18.58783	338,657
2018	$18.58783	$17.43444	297,608
Fidelity® VIP Overseas Portfolio - Initial Class
2009	$6.93667	$8.62034	469,624
2010	$8.62034	$9.57709	413,895
2011	$9.57709	$7.79186	323,321
2012	$7.79186	$9.23978	281,150
2013	$9.23978	$11.83723	229,142
2014	$11.83723	$10.68695	249,029
2015	$10.68695	$10.87673	209,121
2016	$10.87673	$10.14233	143,466
2017	$10.14233	$12.97902	96,769
2018	$12.97902	$10.85866	89,994
Invesco V.I. American Value Fund - Series I
2009	$9.01711	$12.32856	201,588
2010	$12.32856	$14.80194	159,248
2011	$14.80194	$14.67243	123,833
2012	$14.67243	$16.90397	96,739
2013	$16.90397	$22.29171	87,271
2014	$22.29171	$24.02887	76,406
2015	$24.02887	$21.44606	73,197
2016	$21.44606	$24.32824	47,254
2017	$24.32824	$26.27621	40,344
2018	$26.27621	$22.54086	34,699

A-16

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Growth and Income Fund - Series II
2009	$9.40663	$11.46623	182,380
2010	$11.46623	$12.63482	151,891
2011	$12.63482	$12.12919	114,411
2012	$12.12919	$13.62149	84,341
2013	$13.62149	$17.89625	65,957
2014	$17.89625	$19.32858	56,013
2015	$19.32858	$18.35480	43,036
2016	$18.35480	$21.53113	48,769
2017	$21.53113	$24.11666	33,210
2018	$24.11666	$20.46489	27,258
Invesco V.I. Mid Cap Growth Fund - Series II
2009	$7.53814	$11.57743	51,595
2010	$11.57743	$14.47242	53,523
2011	$14.47242	$12.88413	45,673
2012	$12.88413	$14.12498	28,551
2013	$14.12498	$18.95115	27,068
2014	$18.95115	$20.04471	22,224
2015	$20.04471	$19.89220	13,397
2016	$19.89220	$19.65012	14,071
2017	$19.65012	$23.57415	9,703
2018	$23.57415	$21.79119	7,024
Invesco V.I. Value Opportunities Fund - Series I
2009	$5.88098	$8.54869	231,753
2010	$8.54869	$9.01351	197,346
2011	$9.01351	$8.58302	140,959
2012	$8.58302	$9.92191	122,553
2013	$9.92191	$13.03445	99,437
2014	$13.03445	$13.64924	71,338
2015	$13.64924	$12.01084	62,300
2016	$12.01084	$13.96023	53,762
2017	$13.96023	$16.10301	46,377
2018	$16.10301	$12.78135	39,260
Janus Henderson Balanced Portfolio - Institutional Shares
2009	$10.21970	$12.63576	495,193
2010	$12.63576	$13.45119	424,233
2011	$13.45119	$13.42829	402,662
2012	$13.42829	$14.98442	302,661
2013	$14.98442	$17.68343	251,992
2014	$17.68343	$18.84558	202,417
2015	$18.84558	$18.62421	174,813
2016	$18.62421	$19.13482	159,183
2017	$19.13482	$22.25847	150,607
2018	$22.25847	$22.00812	118,779
Janus Henderson Enterprise Portfolio - Institutional Shares
2009	$3.59236	$5.10983	419,789
2010	$5.10983	$6.31609	360,339
2011	$6.31609	$6.11551	287,583
2012	$6.11551	$7.04472	245,055
2013	$7.04472	$9.15940	211,368
2014	$9.15940	$10.12252	174,695
2015	$10.12252	$10.34256	170,349
2016	$10.34256	$11.41444	148,501
2017	$11.41444	$14.28566	135,798
2018	$14.28566	$13.97114	135,223

A-17

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Janus Henderson Flexible Bond Portfolio - Institutional Shares
2009	$14.30563	$15.90770	323,948
2010	$15.90770	$16.86960	295,938
2011	$16.86960	$17.68696	252,052
2012	$17.68696	$18.81908	193,648
2013	$18.81908	$18.45825	167,369
2014	$18.45825	$19.02375	147,083
2015	$19.02375	$18.72608	126,920
2016	$18.72608	$18.84634	104,660
2017	$18.84634	$19.18099	75,787
2018	$19.18099	$18.64816	60,790
Janus Henderson Global Research Portfolio - Institutional Shares
2009	$4.04001	$5.46382	445,607
2010	$5.46382	$6.21622	264,635
2011	$6.21622	$5.26648	213,672
2012	$5.26648	$6.21097	195,301
2013	$6.21097	$7.83431	175,354
2014	$7.83431	$8.26734	159,472
2015	$8.26734	$7.93416	134,398
2016	$7.93416	$7.95394	120,830
2017	$7.95394	$9.92407	116,264
2018	$9.92407	$9.07680	106,026
Janus Henderson Overseas Portfolio - Service Shares
2009	$7.22474	$12.70676	127,139
2010	$12.70676	$15.60259	120,730
2011	$15.60259	$10.36882	236,411
2012	$10.36882	$11.52565	64,984
2013	$11.52565	$12.93676	54,455
2014	$12.93676	$11.16828	47,779
2015	$11.16828	$10.00319	38,109
2016	$10.00319	$9.16617	38,488
2017	$9.16617	$11.77657	35,303
2018	$11.77657	$9.81464	22,189
Janus Henderson Research Portfolio - Institutional Shares
2009	$4.42288	$5.92309	193,524
2010	$5.92309	$6.66206	183,375
2011	$6.66206	$6.19656	129,587
2012	$6.19656	$7.21699	107,789
2013	$7.21699	$9.23873	89,643
2014	$9.23873	$10.25302	84,701
2015	$10.25302	$10.60838	97,418
2016	$10.60838	$10.47182	71,433
2017	$10.47182	$13.15334	60,292
2018	$13.15334	$12.58447	51,278
MFS® Growth Series - Initial Class
2009	$4.08746	$5.52704	175,017
2010	$5.52704	$6.26111	155,208
2011	$6.26111	$6.12968	113,799
2012	$6.12968	$7.06678	98,625
2013	$7.06678	$9.49859	67,784
2014	$9.49859	$10.16363	57,852
2015	$10.16363	$10.73690	71,819
2016	$10.73690	$10.80352	89,858
2017	$10.80352	$13.94394	82,246
2018	$13.94394	$14.05924	71,066

A-18

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
MFS® Investors Trust Series - Initial Class
2009	$6.89316	$8.59123	197,186
2010	$8.59123	$9.37450	86,881
2011	$9.37450	$9.00677	59,938
2012	$9.00677	$10.54258	53,533
2013	$10.54258	$13.67350	32,594
2014	$13.67350	$14.90768	34,154
2015	$14.90768	$14.67355	20,675
2016	$14.67355	$15.65019	18,751
2017	$15.65019	$18.96063	16,697
2018	$18.96063	$17.59855	24,771
MFS® New Discovery Series - Initial Class
2009	$5.32007	$8.52665	412,667
2010	$8.52665	$11.41790	350,753
2011	$11.41790	$10.06309	280,613
2012	$10.06309	$11.98080	214,325
2013	$11.98080	$16.65300	215,511
2014	$16.65300	$15.16871	156,877
2015	$15.16871	$14.61714	133,921
2016	$14.61714	$15.65662	119,586
2017	$15.65662	$19.47735	109,420
2018	$19.47735	$18.84552	103,105
MFS® Research Series - Initial Class
2009	$5.68097	$7.28390	43,067
2010	$7.28390	$8.29131	38,811
2011	$8.29131	$8.10699	26,137
2012	$8.10699	$9.33725	155,546
2013	$9.33725	$12.13159	42,010
2014	$12.13159	$13.13077	19,004
2015	$13.13077	$13.00020	32,400
2016	$13.00020	$13.88444	10,820
2017	$13.88444	$16.82446	10,677
2018	$16.82446	$15.80071	10,189
MFS® Total Return Series - Initial Class
2009	$11.14789	$12.92306	417,681
2010	$12.92306	$13.95299	393,032
2011	$13.95299	$13.94747	283,231
2012	$13.94747	$15.23996	249,819
2013	$15.23996	$17.81909	220,864
2014	$17.81909	$18.98862	195,280
2015	$18.98862	$18.58070	169,003
2016	$18.58070	$19.90996	134,774
2017	$19.90996	$21.96104	122,468
2018	$21.96104	$20.35675	117,185
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
2009	$9.27788	$12.47322	266,203
2010	$12.47322	$15.07547	255,321
2011	$15.07547	$14.45421	208,709
2012	$14.45421	$16.70422	184,340
2013	$16.70422	$23.07122	188,258
2014	$23.07122	$25.30056	140,674
2015	$25.30056	$23.33490	106,694
2016	$23.33490	$26.97022	101,989
2017	$26.97022	$30.17542	94,301
2018	$30.17542	$26.51091	70,705

A-19

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
PIMCO International Bond (U.S. Dollar-Hedged) - Administrative Shares
formerly,PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares
2009	$11.08635	$12.59065	135,635
2010	$12.59065	$13.41715	119,213
2011	$13.41715	$14.06998	85,468
2012	$14.06998	$15.31740	51,144
2013	$15.31740	$15.11959	37,907
2014	$15.11959	$16.50707	32,734
2015	$16.50707	$16.25993	22,035
2016	$16.25993	$17.00492	16,901
2017	$17.00492	$17.16389	15,212
2018	$17.16389	$17.21354	10,174
PIMCO Total Return Portfolio - Administrative Shares
2009	$12.61633	$14.13507	536,002
2010	$14.13507	$15.00981	502,876
2011	$15.00981	$15.27506	328,409
2012	$15.27506	$16.44076	247,570
2013	$16.44076	$15.83073	198,615
2014	$15.83073	$16.21351	162,790
2015	$16.21351	$15.99570	132,480
2016	$15.99570	$16.13166	107,521
2017	$16.13166	$16.62342	97,872
2018	$16.62342	$16.23834	97,984
Putnam VT International Value Fund - Class IB
2009	$10.25258	$12.70687	72,272
2010	$12.70687	$13.36941	62,701
2011	$13.36941	$11.32154	51,749
2012	$11.32154	$13.53237	44,267
2013	$13.53237	$16.24330	35,363
2014	$16.24330	$14.43976	28,523
2015	$14.43976	$13.89840	23,083
2016	$13.89840	$13.80211	19,339
2017	$13.80211	$16.90451	18,294
2018	$16.90451	$13.67689	12,875
T. Rowe Price Equity Income Portfolio - I
2009	$10.34286	$12.75901	523,378
2010	$12.75901	$14.41388	428,716
2011	$14.41388	$14.05618	307,413
2012	$14.05618	$16.17223	260,866
2013	$16.17223	$20.60505	241,316
2014	$20.60505	$21.73002	218,509
2015	$21.73002	$19.87950	175,297
2016	$19.87950	$23.26885	180,650
2017	$23.26885	$26.51680	149,824
2018	$26.51680	$23.56693	120,968
T. Rowe Price International Stock Portfolio - I
2009	$5.59559	$8.37493	202,112
2010	$8.37493	$9.41477	262,241
2011	$9.41477	$8.06020	158,565
2012	$8.06020	$9.37571	121,404
2013	$9.37571	$10.50257	128,895
2014	$10.50257	$10.18735	103,817
2015	$10.18735	$9.91535	79,820
2016	$9.91535	$9.94609	64,340
2017	$9.94609	$12.49321	65,214
2018	$12.49321	$10.52633	57,382

A-20

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
T. Rowe Price Mid-Cap Growth Portfolio - I
2009	$9.63764	$13.78666	438,741
2010	$13.78666	$17.34815	371,524
2011	$17.34815	$16.82255	257,098
2012	$16.82255	$18.81778	214,315
2013	$18.81778	$25.26398	179,849
2014	$25.26398	$28.06772	155,681
2015	$28.06772	$29.37612	129,291
2016	$29.37612	$30.65911	114,712
2017	$30.65911	$37.57428	104,700
2018	$37.57428	$36.15074	86,037
T. Rowe Price New America Growth Portfolio - I
2009	$5.81594	$8.55491	120,111
2010	$8.55491	$10.05355	108,637
2011	$10.05355	$9.76889	81,021
2012	$9.76889	$10.85310	68,813
2013	$10.85310	$14.71121	43,587
2014	$14.71121	$15.79741	41,020
2015	$15.79741	$16.84992	35,137
2016	$16.84992	$16.76650	39,787
2017	$16.76650	$22.13822	42,196
2018	$22.13822	$21.99293	50,540
Wells Fargo VT Discovery Fund
2009	$8.45307	$11.64843	130,113
2010	$11.64843	$15.50730	125,559
2011	$15.50730	$15.29559	90,356
2012	$15.29559	$17.68636	106,448
2013	$17.68636	$24.97975	120,720
2014	$24.97975	$24.62108	48,514
2015	$24.62108	$23.82803	46,932
2016	$23.82803	$25.19353	37,898
2017	$25.19353	$31.95379	33,516
2018	$31.95379	$29.16409	27,583
Wells Fargo VT Opportunity Fund - Class 2
2009	$7.46686	$10.83452	303,876
2010	$10.83452	$13.16937	278,789
2011	$13.16937	$12.22092	163,451
2012	$12.22092	$13.86538	116,811
2013	$13.86538	$17.79596	101,343
2014	$17.79596	$19.30041	80,714
2015	$19.30041	$18.37136	62,042
2016	$18.37136	$20.25114	56,951
2017	$20.25114	$23.95642	51,988
2018	$23.95642	$21.84541	40,305
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70% and an administrative expense charge of 0.10%.

A-21

APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:	$40,000.00
Guarantee Period:	5 Years
Guaranteed Interest Rate:	5% Annual Effective Rate
5-year Treasury Rate at Time of Purchase Payment:	6%
The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the “Summary of Expenses.” In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.
Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.
The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.
The Free Withdrawal Amount is equal to:

(a)	the greater of:

•	earnings not previously withdrawn; or

•	15% of your total Purchase Payments in the most recent seven years; plus

(b)	an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.
Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent seven years ($6,000.00 = 15% × $40,000.00) is greater than the earnings not previously withdrawn ($2,000.00). (b) equals $0, because all of the Purchase Payments were made less than seven years age. Accordingly, the Free Withdrawal Amount is $6,000.00.
The formula that we use to determine the amount of the Market Value Adjustment is:
.9 × (I - J) × N
where: I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;
J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and
N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.
We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.
Example of a Downward Market Value Adjustment
A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:
.9 × (.06 - .065) × 4 = -.0180
The Market Value Adjustment is a reduction of $648.00 from the amount withdrawn:
$ - 648.00 = -.0180 × ($42,000.00 - $6,000.00)
A Withdrawal Charge of 7% would be assessed against the Purchase Payments withdrawn that are less than seven years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00).

Therefore, the Withdrawal Charge would be:
$2,520.00 = 7% × (40,000.00 - $4,000.00)
As a result, the net amount payable to you would be:
$38,832.00 = $42,000.00-$648.00 - $2,520.00
Example of an Upward Market Value Adjustment
An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year
Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:
.9 × (.06 - .055) × 4 = .0180
The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:
$648.00 = .0180 × ($42,000.00 - $6,000.00)
As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00). Therefore, the Withdrawal Charge would be:
$2,520.00 = 7% × ($40,000.00 - $4,000.00)
As a result, the net amount payable to you would be:
$40,128.00 = $42,000.00 + $648.00 - $2,520.00
Example of a Partial Withdrawal
If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and, on your request, provide you with a statement showing our calculations.
For example, if in the first example you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

Let:	AW	=	the total amount to be withdrawn from your Contract Value
	MVA	=	Market Value Adjustment
	WC	=	Withdrawal Charge
	AW’	=	amount subject to Market Value Adjustment and Withdrawal Charge
Then	AW	-	$20,000.00 = WC - MVA
Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW’), which equals AW - $6,000.00. Then, AW = AW’ + $6,000, and AW’ + $6,000.00 - $20,000.00 = WC - MVA.

MVA	=	- .018 × AW’
WC	=	.07 × AW’
WC	-	MVA = .088AW’
AW’	-	$14,000.00 = .088AW’
AW’	=	$14,000.00 / (1 - .088) = $15,350.88
MVA	=	- .018 × $15,350.88 = - $276.32
WC	=	.07 × $15,350.88 = $1,074.56
AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88
You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.
If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:
By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

AW’	=	amount that MVA & WC are applied to
	=	amount withdrawn in excess of Free Amount = $20,000.00 - $6,000.00 = $14,000.00
MVA	=	- .018 × $14,000.00 = - $252.00
WC	=	.07 × $14,000.00 = $980.00
You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00; the total amount subtracted from your Contract Value is $20,000.00. Your remaining Contract Value would be $22,000.00.
Example of Free Withdrawal Amount
Assume that in the foregoing example, after four years $8,620.25 in interest had been credited and that the Contract Value in the Fixed Account equaled $48,620.25. In this example, if no prior withdrawals have been made, you could withdraw up to $8,620.25 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $8,620.25, because the interest credited ($8,620.25) is greater than 15% of the Total Purchase Payments in the most recent seven years ($40,000.00 × .15 = $6,000.00).

LBL3055-7                                                 LBLCONSULT

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT I FLEXIBLE PREMIUM INDIVIDUAL DEFERRED
VARIABLE ANNUITY CONTRACTS
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit Life Company
Variable Annuity Separate Account
PO Box 758565
Topeka, KS 66675-8565
1 (800) 457-7617

Statement of Additional Information and Related Prospectus
Dated April 29, 2019
This Statement of Additional Information supplements the information in the prospectus for the Lincoln Benefit Life Variable Annuity Contracts that we offer. This Statement of Additional Information is not a prospectus. You should read it with the prospectus for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
The Contract is no longer offered for new sales.
For convenience, we use the terms "Contract" and "Contracts" to refer generally to both Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

THE CONTRACT
ANNUITY PAYMENTS
The amount of your annuity payments will depend on the following factors:

(a)	the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

(b)	the Payment Option you have selected;

(c)	the payment frequency you have selected;

(d)	the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

(e)	for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.
INITIAL MONTHLY ANNUITY PAYMENT
For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Options tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.
In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments. In those states, we use the same annuity table for men and women.
SUBSEQUENT MONTHLY PAYMENTS
For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" on the next page. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.
For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period unless the Contract Owner makes a transfer. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.
TRANSFERS AFTER THE ANNUITY DATE
The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

2

ANNUITY UNIT VALUE
We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $10.000.
The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).
For each Subaccount, we determine the Annuity Unit Value for any Valuation Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.
The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

(a)	is the total of:

(1)	the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

(2)	the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

(3)
a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

(b)	is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

(c)	is the mortality and expense risk charge and the administrative expense risk charge.
PURCHASE OF CONTRACTS
The principal underwriter for the Variable Account, Allstate Distributors, L.L.C. ("ADLLC"), distributes the Contracts. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. The offering of the Contracts is continuous. Lincoln Benefit does not pay ADLLC a commission for distribution of the contracts.
ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION
Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:
Net Investment Factor = ($11.46/$11.44) - 0.0000340 = 1.0017142
The amount subtracted from the ratio of the two net asset values (0.0000340) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.25%.
In the example given above, if the Annuity Unit Value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:
($101.03523 X 1.0017142)/1.0000943 = $101.19888
ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS
Assume that a male Contract Owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no

3

premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.
P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:
First Payment = $5.44 X ($116,412.31/$1,000) = $633.28
The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:
Annuity Units = $633.28 / $132.56932 = 4.77697
P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:
Second Payment = 4.77697 X $133.27695 = $636.66
P's third and subsequent Variable Annuity payments are computed in the same manner.
The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract Owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.
CYBER SECURITY RISKS
With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.
Deliberate cyber-attacks include but are not limited to: gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.
Cyber security incidents that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only during our own administration of the Contract, but also at entities operating the Contract’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts of a cyber security incident include but are not limited to: financial losses under the Contract; your inability to conduct transactions under the Contract that may involve an underlying fund; an inability to calculate unit values under the Contract and/or the net asset value ("NAV") of an underlying fund; and disclosures of your confidential personal financial information.
In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.
The rapid proliferation of technologies‑‑as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others‑‑continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your

4

Contract due to cyber-attacks or information security breaches, or that all risks that exist or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
EXPERTS
The financial statements of Lincoln Benefit Life Company and the financial statements of the Lincoln Benefit Life Variable Annuity Account as of and for the year then ended December 31, 2018 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
The financial statements and financial statement schedules as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 of Lincoln Benefit Life Company and the financial statements as of December 31, 2017 and for the period ended December 31, 2017 of the Lincoln Benefit Life Variable Annuity Account included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firms) appear in the pages that follow:

•	Financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018

•	The financial statements of the Lincoln Benefit Life Variable Annuity Account as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.
The financial statements and schedules of Lincoln Benefit Life Company included herein should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts.

5

LBL CONSULTANT I VARIABLE ANNUITY - SAI
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
Basic Policy plus Death Benefit Rider
Mortality & Expense = 1.35

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger Capital Appreciation Portfolio - Class I-2
2009	$12.00045	$17.87212	91,133
2010	$17.87212	$20.08581	88,596
2011	$20.08581	$19.73735	73,912
2012	$19.73735	$23.01278	69,405
2013	$23.01278	$30.66325	57,710
2014	$30.66325	$34.37858	44,198
2015	$34.37858	$35.98138	39,819
2016	$35.98138	$35.64336	34,916
2017	$35.64336	$46.05186	30,500
2018	$46.05186	$45.33922	27,383
Alger Growth & Income Portfolio - Class I-2
2009	$8.70652	$11.34208	100,922
2010	$11.34208	$12.55040	75,780
2011	$12.55040	$13.17534	70,444
2012	$13.17534	$14.58797	68,963
2013	$14.58797	$18.67971	57,332
2014	$18.67971	$20.71506	52,514
2015	$20.71506	$20.61632	48,413
2016	$20.61632	$22.40169	45,940
2017	$22.40169	$26.78792	41,109
2018	$26.78792	$25.18282	33,553
Alger Large Cap Growth Portfolio - Class I-2
2009	$7.53125	$10.95408	102,378
2010	$10.95408	$12.24178	73,263
2011	$12.24178	$12.02393	58,782
2012	$12.02393	$13.01952	54,217
2013	$13.01952	$17.33379	46,806
2014	$17.33379	$18.96110	31,048
2015	$18.96110	$19.00895	26,755
2016	$19.00895	$18.58087	22,108
2017	$18.58087	$23.52738	19,050
2018	$23.52738	$23.69847	13,437
Alger Mid Cap Growth Portfolio - Class I-2
2009	$10.52070	$15.73071	109,890
2010	$15.73071	$18.50960	76,730
2011	$18.50960	$16.73386	57,307
2012	$16.73386	$19.16571	47,258
2013	$19.16571	$25.66019	41,545
2014	$25.66019	$27.31675	34,820
2015	$27.31675	$26.50228	30,285
2016	$26.50228	$26.37622	26,502
2017	$26.37622	$33.74283	22,325
2018	$33.74283	$30.77824	19,798

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger SmallCap Growth Portfolio - Class I-2
2009	$7.73530	$11.09339	308,642
2010	$11.09339	$13.69943	282,565
2011	$13.69943	$13.07282	38,177
2012	$13.07282	$14.49466	36,295
2013	$14.49466	$19.18063	31,939
2014	$19.18063	$18.98701	27,660
2015	$18.98701	$18.09266	22,278
2016	$18.09266	$18.94547	20,801
2017	$18.94547	$24.03887	19,435
2018	$24.03887	$24.03087	15,154
ClearBridge Variable Large Cap Value Portfolio-Class I
2009	$8.69898	$10.67437	7,477
2010	$10.67437	$11.51650	6,572
2011	$11.51650	$11.91323	10,498
2012	$11.91323	$13.67923	18,687
2013	$13.67923	$17.84660	21,442
2014	$17.84660	$19.64917	21,525
2015	$19.64917	$18.81089	17,003
2016	$18.81089	$20.95132	16,172
2017	$20.95132	$23.71429	15,092
2018	$23.71429	$21.29696	12,796
DWS Bond VIP - Class A
formerly,Deutsche VSI: Bond VIP - Class A
2009	$11.32296	$12.28348	92,125
2010	$12.28348	$12.92884	69,091
2011	$12.92884	$13.46762	57,667
2012	$13.46762	$14.30495	48,741
2013	$14.30495	$13.67189	43,984
2014	$13.67189	$14.36880	41,522
2015	$14.36880	$14.12055	27,168
2016	$14.12055	$14.74282	24,510
2017	$14.74282	$15.37854	21,777
2018	$15.37854	$14.75363	19,045
DWS Core Equity VIP - Class A
formerly,Deutsche VSI: Core Equity VIP - Class A
2009	$6.77551	$8.95826	35,205
2010	$8.95826	$10.10047	25,134
2011	$10.10047	$9.94097	24,701
2012	$9.94097	$11.34696	14,703
2013	$11.34696	$15.35819	15,101
2014	$15.35819	$16.92707	7,922
2015	$16.92707	$17.55888	7,319
2016	$17.55888	$19.12057	7,031
2017	$19.12057	$22.80737	6,759
2018	$22.80737	$21.19917	4,371

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
DWS CROCI® International VIP - Class A
formerly,Deutsche VSI: CROCI® International VIP - Class A
2009	$7.91688	$10.41832	23,546
2010	$10.41832	$10.43514	21,035
2011	$10.43514	$8.57034	17,929
2012	$8.57034	$10.19061	17,240
2013	$10.19061	$12.07563	15,456
2014	$12.07563	$10.50152	14,749
2015	$10.50152	$9.78290	14,095
2016	$9.78290	$9.71359	14,008
2017	$9.71359	$11.67693	10,972
2018	$11.67693	$9.85132	9,456
DWS Global Income Builder VIP - Class A
formerly,Deutsche VSII: Global Income Builder VIP - Class A
2009	$8.51329	$10.35678	76,708
2010	$10.35678	$11.35364	54,758
2011	$11.35364	$11.03116	42,678
2012	$11.03116	$12.28309	32,301
2013	$12.28309	$14.11924	25,471
2014	$14.11924	$14.44899	22,522
2015	$14.44899	$14.03560	19,626
2016	$14.03560	$14.77667	17,473
2017	$14.77667	$16.97339	14,674
2018	$16.97339	$15.44577	14,114
DWS Global Small Cap VIP - Class A
formerly,Deutsche VSI: Global Small Cap VIP - Class A
2009	$12.82463	$18.73307	48,638
2010	$18.73307	$23.38212	39,616
2011	$23.38212	$20.76477	24,758
2012	$20.76477	$23.61080	21,885
2013	$23.61080	$31.63502	17,316
2014	$31.63502	$29.89202	15,146
2015	$29.89202	$29.80365	14,043
2016	$29.80365	$29.83753	12,406
2017	$29.83753	$35.29799	11,746
2018	$35.29799	$27.65260	8,222
Federated Fund for U.S. Government Securities II
2009	$14.26870	$14.79588	212,558
2010	$14.79588	$15.33642	180,090
2011	$15.33642	$15.98958	133,487
2012	$15.98958	$16.22775	107,821
2013	$16.22775	$15.66610	80,107
2014	$15.66610	$16.15422	75,348
2015	$16.15422	$16.00407	54,170
2016	$16.00407	$16.02769	50,838
2017	$16.02769	$16.10162	40,459
2018	$16.10162	$15.94053	37,494

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Federated High Income Bond Fund II
2009	$9.56925	$14.41618	140,519
2010	$14.41618	$16.30166	117,332
2011	$16.30166	$16.89783	93,202
2012	$16.89783	$19.10166	76,266
2013	$19.10166	$20.14232	73,377
2014	$20.14232	$20.38672	43,506
2015	$20.38672	$19.57635	37,378
2016	$19.57635	$22.15469	34,366
2017	$22.15469	$23.35233	23,551
2018	$23.35233	$22.25785	20,660
Federated Managed Volatility Fund Class Primary
formerly,Federated Managed Volatility Fund II
2009	$7.89637	$9.98347	41,510
2010	$9.98347	$11.02889	36,143
2011	$11.02889	$11.38940	32,782
2012	$11.38940	$12.74610	25,729
2013	$12.74610	$15.29411	23,475
2014	$15.29411	$15.66340	22,848
2015	$15.66340	$14.27121	22,194
2016	$14.27121	$15.14804	15,614
2017	$15.14804	$17.63468	13,287
2018	$17.63468	$15.90330	12,375
Fidelity® VIP Asset Manager Portfolio - Initial Class
2009	$9.97972	$12.69965	57,184
2010	$12.69965	$14.30244	44,376
2011	$14.30244	$13.73604	34,266
2012	$13.73604	$15.22763	28,174
2013	$15.22763	$17.36577	22,258
2014	$17.36577	$18.11413	21,394
2015	$18.11413	$17.87870	17,789
2016	$17.87870	$18.16318	16,732
2017	$18.16318	$20.42753	17,511
2018	$20.42753	$19.05473	9,069
Fidelity® VIP Contrafund® Portfolio - Initial Class
2009	$11.97520	$16.01757	389,308
2010	$16.01757	$18.50529	331,764
2011	$18.50529	$17.77876	260,358
2012	$17.77876	$20.39876	224,368
2013	$20.39876	$26.39553	197,861
2014	$26.39553	$29.12274	155,879
2015	$29.12274	$28.89609	142,979
2016	$28.89609	$30.76132	129,839
2017	$30.76132	$36.95270	101,874
2018	$36.95270	$34.09556	85,550
Fidelity® VIP Equity-Income Portfolio - Initial Class
2009	$9.17397	$11.77330	199,512
2010	$11.77330	$13.36187	152,833
2011	$13.36187	$13.29784	116,078
2012	$13.29784	$15.37433	95,571
2013	$15.37433	$19.41838	83,462
2014	$19.41838	$20.80739	63,614
2015	$20.80739	$19.69479	60,069
2016	$19.69479	$22.90972	49,797
2017	$22.90972	$25.49256	42,047
2018	$25.49256	$23.04017	35,886

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Fidelity® VIP Government Money Market Portfolio - Initial Class
2009	$12.44363	$12.35295	520,646
2010	$12.35295	$12.20471	302,419
2011	$12.20471	$12.04262	305,421
2012	$12.04262	$11.88493	272,402
2013	$11.88493	$11.71725	231,989
2014	$11.71725	$11.54973	147,822
2015	$11.54973	$11.38664	131,702
2016	$11.38664	$11.24600	123,233
2017	$11.24600	$11.15933	115,557
2018	$11.15933	$11.17948	112,488
Fidelity® VIP Growth Portfolio - Initial Class
2009	$7.36810	$9.31623	202,281
2010	$9.31623	$11.40189	176,210
2011	$11.40189	$11.26085	145,810
2012	$11.26085	$12.72865	115,061
2013	$12.72865	$17.10406	101,399
2014	$17.10406	$18.76239	80,500
2015	$18.76239	$19.81907	83,009
2016	$19.81907	$19.69094	64,429
2017	$19.69094	$26.22739	44,610
2018	$26.22739	$25.80414	40,043
Fidelity® VIP Index 500 Portfolio - Initial Class
2009	$8.39635	$10.47728	371,303
2010	$10.47728	$11.87793	341,113
2011	$11.87793	$11.94599	280,438
2012	$11.94599	$13.64747	219,119
2013	$13.64747	$17.78818	197,377
2014	$17.78818	$19.91132	147,796
2015	$19.91132	$19.88654	138,744
2016	$19.88654	$21.92572	129,700
2017	$21.92572	$26.30350	119,459
2018	$26.30350	$24.75839	102,789
Fidelity® VIP Overseas Portfolio - Initial Class
2009	$9.93236	$12.38645	96,300
2010	$12.38645	$13.80937	97,440
2011	$13.80937	$11.27461	83,289
2012	$11.27461	$13.41668	82,091
2013	$13.41668	$17.24851	57,781
2014	$17.24851	$15.62702	57,531
2015	$15.62702	$15.96031	46,651
2016	$15.96031	$14.93473	40,474
2017	$14.93473	$19.17854	39,483
2018	$19.17854	$16.10202	37,496
Invesco V.I. American Value Fund - Series I
2009	$9.16608	$12.57616	51,670
2010	$12.57616	$15.15209	52,915
2011	$15.15209	$15.07209	39,370
2012	$15.07209	$17.42544	31,778
2013	$17.42544	$23.05988	22,958
2014	$23.05988	$24.94405	26,752
2015	$24.94405	$22.34097	25,014
2016	$22.34097	$25.43203	23,096
2017	$25.43203	$27.56440	22,926
2018	$27.56440	$23.72936	20,802

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Growth and Income Fund - Series II
2009	$9.62882	$11.77820	115,962
2010	$11.77820	$13.02406	88,968
2011	$13.02406	$12.54662	68,833
2012	$12.54662	$14.13979	59,289
2013	$14.13979	$18.64229	42,674
2014	$18.64229	$20.20493	36,635
2015	$20.20493	$19.25431	31,294
2016	$19.25431	$22.66525	27,509
2017	$22.66525	$25.47569	21,114
2018	$25.47569	$21.69441	16,792
Invesco V.I. Mid Cap Growth Fund - Series II
2009	$7.66317	$11.81069	19,575
2010	$11.81069	$14.81568	18,891
2011	$14.81568	$13.23591	11,548
2012	$13.23591	$14.56164	7,265
2013	$14.56164	$19.60545	10,084
2014	$19.60545	$20.80950	6,333
2015	$20.80950	$20.72360	6,023
2016	$20.72360	$20.54299	4,659
2017	$20.54299	$24.73143	3,033
2018	$24.73143	$22.94161	3,112
Invesco V.I. Value Opportunities Fund - Series I
2009	$5.97817	$8.72044	56,680
2010	$8.72044	$9.22682	51,648
2011	$9.22682	$8.81689	37,810
2012	$8.81689	$10.22807	27,112
2013	$10.22807	$13.48373	24,509
2014	$13.48373	$14.16921	18,051
2015	$14.16921	$12.51215	16,495
2016	$12.51215	$14.59376	16,024
2017	$14.59376	$16.89260	14,538
2018	$16.89260	$13.45541	12,982
Janus Henderson Balanced Portfolio - Institutional Shares
2009	$15.35754	$19.05476	268,263
2010	$19.05476	$20.35553	238,654
2011	$20.35553	$20.39196	194,684
2012	$20.39196	$22.83503	179,520
2013	$22.83503	$27.04253	164,161
2014	$27.04253	$28.92081	149,241
2015	$28.92081	$28.68132	145,535
2016	$28.68132	$29.57069	133,686
2017	$29.57069	$34.51812	104,751
2018	$34.51812	$34.25025	94,651
Janus Henderson Enterprise Portfolio - Institutional Shares
2009	$10.16686	$14.51225	304,711
2010	$14.51225	$18.00089	294,041
2011	$18.00089	$17.49023	99,552
2012	$17.49023	$20.21854	70,902
2013	$20.21854	$26.37982	64,453
2014	$26.37982	$29.25587	51,015
2015	$29.25587	$29.99660	47,959
2016	$29.99660	$33.22110	43,203
2017	$33.22110	$41.72288	41,411
2018	$41.72288	$40.94822	37,700

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Janus Henderson Flexible Bond Portfolio - Institutional Shares
2009	$15.19497	$16.95584	148,856
2010	$16.95584	$18.04414	113,388
2011	$18.04414	$18.98454	94,517
2012	$18.98454	$20.27071	81,527
2013	$20.27071	$19.95176	78,185
2014	$19.95176	$20.63511	64,937
2015	$20.63511	$20.38346	55,229
2016	$20.38346	$20.58607	57,487
2017	$20.58607	$21.02487	43,925
2018	$21.02487	$20.51288	41,243
Janus Henderson Global Research Portfolio - Institutional Shares
2009	$7.29763	$9.90414	140,892
2010	$9.90414	$11.30745	121,801
2011	$11.30745	$9.61340	105,297
2012	$9.61340	$11.37731	78,463
2013	$11.37731	$14.40124	72,627
2014	$14.40124	$15.25051	62,772
2015	$15.25051	$14.68725	56,389
2016	$14.68725	$14.77536	52,661
2017	$14.77536	$18.49951	45,644
2018	$18.49951	$16.97979	39,431
Janus Henderson Overseas Portfolio - Service Shares
2009	$7.39543	$13.05255	31,976
2010	$13.05255	$16.08327	23,875
2011	$16.08327	$10.72573	16,978
2012	$10.72573	$11.96429	14,746
2013	$11.96429	$13.47617	13,864
2014	$13.47617	$11.67479	12,143
2015	$11.67479	$10.49357	10,953
2016	$10.49357	$9.64915	9,147
2017	$9.64915	$12.44041	10,615
2018	$12.44041	$10.40448	10,531
Janus Henderson Research Portfolio - Institutional Shares
2009	$7.73735	$10.39812	198,458
2010	$10.39812	$11.73637	176,333
2011	$11.73637	$10.95450	142,527
2012	$10.95450	$12.80327	79,125
2013	$12.80327	$16.44733	68,362
2014	$16.44733	$18.31700	49,714
2015	$18.31700	$19.01831	46,089
2016	$19.01831	$18.83913	41,704
2017	$18.83913	$23.74590	40,518
2018	$23.74590	$22.79906	33,737
MFS® Growth Series - Initial Class
2009	$8.35236	$11.33362	45,659
2010	$11.33362	$12.88386	42,670
2011	$12.88386	$12.65754	37,994
2012	$12.65754	$14.64387	32,976
2013	$14.64387	$19.75207	31,763
2014	$19.75207	$21.20910	29,034
2015	$21.20910	$22.48393	27,982
2016	$22.48393	$22.70256	24,360
2017	$22.70256	$29.40421	23,970
2018	$29.40421	$29.75192	21,720

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
MFS® Investors Trust Series - Initial Class
2009	$8.33731	$10.42757	45,090
2010	$10.42757	$11.41812	44,291
2011	$11.41812	$11.00861	37,027
2012	$11.00861	$12.93104	31,196
2013	$12.93104	$16.83003	26,307
2014	$16.83003	$18.41344	24,816
2015	$18.41344	$18.18780	23,553
2016	$18.18780	$19.46618	15,705
2017	$19.46618	$23.66619	13,473
2018	$23.66619	$22.04358	10,965
MFS® New Discovery Series - Initial Class
2009	$11.43115	$18.38527	47,440
2010	$18.38527	$24.70562	43,380
2011	$24.70562	$21.85040	31,371
2012	$21.85040	$26.10586	25,326
2013	$26.10586	$36.41353	22,301
2014	$36.41353	$33.28435	21,620
2015	$33.28435	$32.18656	19,517
2016	$32.18656	$34.59600	19,005
2017	$34.59600	$43.18895	14,316
2018	$43.18895	$41.93537	12,095
MFS® Research Series - Initial Class
2009	$8.35875	$10.75484	52,761
2010	$10.75484	$12.28519	45,751
2011	$12.28519	$12.05412	44,379
2012	$12.05412	$13.93216	42,922
2013	$13.93216	$18.16502	41,404
2014	$18.16502	$19.73005	21,297
2015	$19.73005	$19.60237	18,939
2016	$19.60237	$21.00887	18,310
2017	$21.00887	$25.54643	16,068
2018	$25.54643	$24.07661	12,996
MFS® Total Return Series - Initial Class
2009	$12.60414	$14.66242	253,488
2010	$14.66242	$15.88643	205,634
2011	$15.88643	$15.93570	177,490
2012	$15.93570	$17.47364	157,501
2013	$17.47364	$20.50239	134,715
2014	$20.50239	$21.92463	111,093
2015	$21.92463	$21.52888	94,775
2016	$21.52888	$23.14969	78,160
2017	$23.14969	$25.62375	62,925
2018	$25.62375	$23.83567	55,477
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
2009	$9.49701	$12.81261	54,906
2010	$12.81261	$15.53989	43,765
2011	$15.53989	$14.95164	30,010
2012	$14.95164	$17.33977	24,923
2013	$17.33977	$24.03291	15,835
2014	$24.03291	$26.44755	13,790
2015	$26.44755	$24.47834	12,936
2016	$24.47834	$28.39068	11,704
2017	$28.39068	$31.87570	11,907
2018	$31.87570	$28.10355	9,948

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
PIMCO International Bond (U.S. Dollar-Hedged) - Administrative Shares
formerly,PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares
2009	$11.34814	$12.93313	30,076
2010	$12.93313	$13.83043	37,744
2011	$13.83043	$14.55406	40,482
2012	$14.55406	$15.90009	35,855
2013	$15.90009	$15.74979	34,279
2014	$15.74979	$17.25537	24,141
2015	$17.25537	$17.05663	28,174
2016	$17.05663	$17.90049	27,020
2017	$17.90049	$18.13101	25,210
2018	$18.13101	$18.24756	23,995
PIMCO Total Return Portfolio - Administrative Shares
2009	$12.91421	$14.51951	353,431
2010	$14.51951	$15.47208	350,980
2011	$15.47208	$15.80055	338,912
2012	$15.80055	$17.06612	263,050
2013	$17.06612	$16.49053	198,482
2014	$16.49053	$16.94847	165,389
2015	$16.94847	$16.77944	147,333
2016	$16.77944	$16.98123	142,041
2017	$16.98123	$17.56007	123,700
2018	$17.56007	$17.21377	110,167
Putnam VT International Value Fund - Class IB
2009	$10.49474	$13.05262	42,557
2010	$13.05262	$13.78130	26,987
2011	$13.78130	$11.71123	17,291
2012	$11.71123	$14.04734	15,445
2013	$14.04734	$16.92053	11,210
2014	$16.92053	$15.09457	12,255
2015	$15.09457	$14.57963	10,245
2016	$14.57963	$14.52925	8,595
2017	$14.52925	$17.85726	7,407
2018	$17.85726	$14.49872	3,393
T. Rowe Price Equity Income Portfolio - I
2009	$11.33339	$14.02997	240,655
2010	$14.02997	$15.90520	201,365
2011	$15.90520	$15.56478	162,387
2012	$15.56478	$17.97087	130,630
2013	$17.97087	$22.97692	107,839
2014	$22.97692	$24.31634	86,790
2015	$24.31634	$22.32361	69,957
2016	$22.32361	$26.22098	64,669
2017	$26.22098	$29.98541	47,156
2018	$29.98541	$26.74369	41,999
T. Rowe Price International Stock Portfolio - I
2009	$7.71717	$11.59078	57,958
2010	$11.59078	$13.07554	51,190
2011	$13.07554	$11.23349	36,452
2012	$11.23349	$13.11284	25,225
2013	$13.11284	$14.74034	23,344
2014	$14.74034	$14.34807	22,374
2015	$14.34807	$14.01399	23,590
2016	$14.01399	$14.10659	23,967
2017	$14.10659	$17.78109	23,151
2018	$17.78109	$15.03458	12,149

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
T. Rowe Price Mid-Cap Growth Portfolio - I
2009	$14.62414	$20.99319	98,302
2010	$20.99319	$26.50882	78,998
2011	$26.50882	$25.79567	63,701
2012	$25.79567	$28.95660	51,485
2013	$28.95660	$39.01211	41,913
2014	$39.01211	$43.49354	32,567
2015	$43.49354	$45.68064	29,811
2016	$45.68064	$47.84241	26,806
2017	$47.84241	$58.83814	19,310
2018	$58.83814	$56.80867	16,642
T. Rowe Price New America Growth Portfolio - I
2009	$7.30755	$10.78667	48,381
2010	$10.78667	$12.72069	63,305
2011	$12.72069	$12.40375	49,554
2012	$12.40375	$13.82883	45,875
2013	$13.82883	$18.81043	46,202
2014	$18.81043	$20.27010	43,177
2015	$20.27010	$21.69643	43,524
2016	$21.69643	$21.66451	42,957
2017	$21.66451	$28.70538	38,032
2018	$28.70538	$28.61757	32,870
Wells Fargo VT Discovery Fund
2009	$8.56428	$11.84304	48,753
2010	$11.84304	$15.82154	57,547
2011	$15.82154	$15.66016	38,378
2012	$15.66016	$18.17154	36,507
2013	$18.17154	$25.75490	31,775
2014	$25.75490	$25.47416	26,019
2015	$25.47416	$24.74010	20,850
2016	$24.74010	$26.24933	17,284
2017	$26.24933	$33.40922	13,171
2018	$33.40922	$30.60004	10,734
Wells Fargo VT Opportunity Fund - Class 2
2009	$7.56509	$11.01553	111,241
2010	$11.01553	$13.43629	83,026
2011	$13.43629	$12.51226	65,579
2012	$12.51226	$14.24584	53,619
2013	$14.24584	$18.34834	48,169
2014	$18.34834	$19.96926	36,878
2015	$19.96926	$19.07469	30,531
2016	$19.07469	$21.09997	26,400
2017	$21.09997	$25.04777	17,516
2018	$25.04777	$22.92116	15,574
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative expense charge of 0.10%.

LBL CONSULTANT I VARIABLE ANNUITY - SAI
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
Basic Policy plus Income Benefit Rider
Mortality & Expense = 1.50

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger Capital Appreciation Portfolio - Class I-2
2009	$5.47788	$8.14592	154,005
2010	$8.14592	$9.14118	123,683
2011	$9.14118	$8.96916	93,690
2012	$8.96916	$10.44189	77,538
2013	$10.44189	$13.89240	84,510
2014	$13.89240	$15.55234	83,041
2015	$15.55234	$16.25304	61,735
2016	$16.25304	$16.07627	51,886
2017	$16.07627	$20.73983	44,409
2018	$20.73983	$20.38809	33,169
Alger Growth & Income Portfolio - Class I-2
2009	$5.09189	$6.62332	127,252
2010	$6.62332	$7.31795	90,348
2011	$7.31795	$7.67085	65,852
2012	$7.67085	$8.48054	42,451
2013	$8.48054	$10.84297	35,483
2014	$10.84297	$12.00639	26,758
2015	$12.00639	$11.93126	23,945
2016	$11.93126	$12.94513	20,311
2017	$12.94513	$15.45667	14,325
2018	$15.45667	$14.50861	11,774
Alger Large Cap Growth Portfolio - Class I-2
2009	$4.60720	$6.69105	181,456
2010	$6.69105	$7.46642	121,922
2011	$7.46642	$7.32259	91,511
2012	$7.32259	$7.91699	74,662
2013	$7.91699	$10.52464	59,367
2014	$10.52464	$11.49544	45,356
2015	$11.49544	$11.50717	42,088
2016	$11.50717	$11.23122	34,795
2017	$11.23122	$14.19989	31,985
2018	$14.19989	$14.28158	25,572
Alger Mid Cap Growth Portfolio - Class I-2
2009	$6.06088	$9.04873	188,406
2010	$9.04873	$10.63128	156,158
2011	$10.63128	$9.59697	107,256
2012	$9.59697	$10.97513	81,041
2013	$10.97513	$14.67214	60,996
2014	$14.67214	$15.59591	45,666
2015	$15.59591	$15.10822	38,673
2016	$15.10822	$15.01388	34,248
2017	$15.01388	$19.17842	29,063
2018	$19.17842	$17.46703	25,274

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger SmallCap Growth Portfolio - Class I-2
2009	$4.81530	$6.89539	83,729
2010	$6.89539	$8.50250	72,929
2011	$8.50250	$8.10145	54,844
2012	$8.10145	$8.96910	45,904
2013	$8.96910	$11.85093	34,510
2014	$11.85093	$11.71370	29,077
2015	$11.71370	$11.14521	25,869
2016	$11.14521	$11.65311	20,548
2017	$11.65311	$14.76390	18,076
2018	$14.76390	$14.73673	15,658
ClearBridge Variable Large Cap Value Portfolio-Class I
2009	$8.63739	$10.58292	40,525
2010	$10.58292	$11.40071	36,003
2011	$11.40071	$11.77581	21,127
2012	$11.77581	$13.50113	18,175
2013	$13.50113	$17.58785	13,699
2014	$17.58785	$19.33525	11,939
2015	$19.33525	$18.48261	11,218
2016	$18.48261	$20.55492	10,719
2017	$20.55492	$23.23086	10,208
2018	$23.23086	$20.83135	5,992
DWS Bond VIP - Class A
formerly,Deutsche VSI: Bond VIP - Class A
2009	$10.97518	$11.88836	58,686
2010	$11.88836	$12.49420	43,547
2011	$12.49420	$12.99541	37,835
2012	$12.99541	$13.78264	30,425
2013	$13.78264	$13.15294	23,145
2014	$13.15294	$13.80269	21,522
2015	$13.80269	$13.54388	20,805
2016	$13.54388	$14.11959	17,437
2017	$14.11959	$14.70643	17,045
2018	$14.70643	$14.08756	15,638
DWS Core Equity VIP - Class A
formerly,Deutsche VSI: Core Equity VIP - Class A
2009	$6.05701	$7.99629	21,748
2010	$7.99629	$9.00235	17,523
2011	$9.00235	$8.84693	14,329
2012	$8.84693	$10.08301	4,106
2013	$10.08301	$13.62699	4,633
2014	$13.62699	$14.99651	9,746
2015	$14.99651	$15.53293	9,793
2016	$15.53293	$16.88914	8,401
2017	$16.88914	$20.11561	8,249
2018	$20.11561	$18.66900	6,974

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
DWS CROCI® International VIP - Class A
formerly,Deutsche VSI: CROCI® International VIP - Class A
2009	$5.59258	$7.34859	42,055
2010	$7.34859	$7.34944	46,013
2011	$7.34944	$6.02703	45,002
2012	$6.02703	$7.15571	29,919
2013	$7.15571	$8.46664	30,311
2014	$8.46664	$7.35193	30,724
2015	$7.35193	$6.83856	20,482
2016	$6.83856	$6.77996	19,921
2017	$6.77996	$8.13817	17,366
2018	$8.13817	$6.85546	19,302
DWS Global Income Builder VIP - Class A
formerly,Deutsche VSII: Global Income Builder VIP - Class A
2009	$8.46649	$10.28441	42,564
2010	$10.28441	$11.25741	25,347
2011	$11.25741	$10.92131	21,135
2012	$10.92131	$12.14251	18,612
2013	$12.14251	$13.93672	18,923
2014	$13.93672	$14.24084	15,759
2015	$14.24084	$13.81267	13,030
2016	$13.81267	$14.52024	10,464
2017	$14.52024	$16.65392	10,045
2018	$16.65392	$15.13219	9,346
DWS Global Small Cap VIP - Class A
formerly,Deutsche VSI: Global Small Cap VIP - Class A
2009	$7.04099	$10.26945	73,328
2010	$10.26945	$12.79886	61,996
2011	$12.79886	$11.34916	43,670
2012	$11.34916	$12.88529	34,086
2013	$12.88529	$17.23855	28,904
2014	$17.23855	$16.26432	21,890
2015	$16.26432	$16.19192	19,740
2016	$16.19192	$16.18609	15,208
2017	$16.18609	$19.11964	12,374
2018	$19.11964	$14.95579	11,799
Federated Fund for U.S. Government Securities II
2009	$13.61759	$14.09955	254,588
2010	$14.09955	$14.59276	128,231
2011	$14.59276	$15.19150	71,909
2012	$15.19150	$15.39461	57,178
2013	$15.39461	$14.83951	52,270
2014	$14.83951	$15.27893	44,645
2015	$15.27893	$15.11422	36,388
2016	$15.11422	$15.11391	34,010
2017	$15.11391	$15.16093	31,152
2018	$15.16093	$14.98663	28,640

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Federated High Income Bond Fund II
2009	$9.78160	$14.71403	148,987
2010	$14.71403	$16.61352	117,044
2011	$16.61352	$17.19535	82,293
2012	$17.19535	$19.40878	73,026
2013	$19.40878	$20.43550	63,200
2014	$20.43550	$20.65245	51,924
2015	$20.65245	$19.80178	46,830
2016	$19.80178	$22.37632	39,809
2017	$22.37632	$23.55070	38,931
2018	$23.55070	$22.41308	31,942
Federated Managed Volatility Fund Class Primary
formerly,Federated Managed Volatility Fund II
2009	$7.13184	$9.00337	49,624
2010	$9.00337	$9.93126	43,354
2011	$9.93126	$10.24056	12,931
2012	$10.24056	$11.44319	11,299
2013	$11.44319	$13.71016	8,363
2014	$13.71016	$14.02015	7,719
2015	$14.02015	$12.75486	6,908
2016	$12.75486	$13.51830	6,075
2017	$13.51830	$15.71389	5,419
2018	$15.71389	$14.14972	4,576
Fidelity® VIP Asset Manager Portfolio - Initial Class
2009	$8.45386	$10.74181	43,897
2010	$10.74181	$12.07939	35,422
2011	$12.07939	$11.58368	29,017
2012	$11.58368	$12.82224	11,950
2013	$12.82224	$14.60073	10,778
2014	$14.60073	$15.20709	7,928
2015	$15.20709	$14.98694	7,728
2016	$14.98694	$15.20266	6,570
2017	$15.20266	$17.07237	6,136
2018	$17.07237	$15.90104	5,454
Fidelity® VIP Contrafund® Portfolio - Initial Class
2009	$8.60596	$11.49375	379,399
2010	$11.49375	$13.25898	311,833
2011	$13.25898	$12.71935	240,666
2012	$12.71935	$14.57184	176,480
2013	$14.57184	$18.82738	156,704
2014	$18.82738	$20.74152	112,216
2015	$20.74152	$20.54923	89,510
2016	$20.54923	$21.84297	73,358
2017	$21.84297	$26.20014	58,269
2018	$26.20014	$24.13791	54,633
Fidelity® VIP Equity-Income Portfolio - Initial Class
2009	$8.26415	$10.58979	178,288
2010	$10.58979	$12.00067	149,963
2011	$12.00067	$11.92529	106,276
2012	$11.92529	$13.76676	83,671
2013	$13.76676	$17.36189	65,679
2014	$17.36189	$18.57591	55,353
2015	$18.57591	$17.55626	50,451
2016	$17.55626	$20.39158	45,103
2017	$20.39158	$22.65664	43,168
2018	$22.65664	$20.44617	35,055

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Fidelity® VIP Government Money Market Portfolio - Initial Class
2009	$11.43258	$11.33225	236,117
2010	$11.33225	$11.17948	256,547
2011	$11.17948	$11.01453	155,711
2012	$11.01453	$10.85396	155,715
2013	$10.85396	$10.68479	88,628
2014	$10.68479	$10.51624	88,143
2015	$10.51624	$10.35221	71,654
2016	$10.35221	$10.20907	72,241
2017	$10.20907	$10.11524	66,087
2018	$10.11524	$10.11824	44,269
Fidelity® VIP Growth Portfolio - Initial Class
2009	$4.43037	$5.59337	279,793
2010	$5.59337	$6.83533	228,048
2011	$6.83533	$6.74069	186,742
2012	$6.74069	$7.60786	148,206
2013	$7.60786	$10.20771	130,354
2014	$10.20771	$11.18061	114,256
2015	$11.18061	$11.79258	104,648
2016	$11.79258	$11.69883	94,796
2017	$11.69883	$15.55902	85,839
2018	$15.55902	$15.28485	79,928
Fidelity® VIP Index 500 Portfolio - Initial Class
2009	$6.22819	$7.76012	415,634
2010	$7.76012	$8.78436	360,517
2011	$8.78436	$8.82147	301,654
2012	$8.82147	$10.06279	240,599
2013	$10.06279	$13.09624	205,765
2014	$13.09624	$14.63739	170,783
2015	$14.63739	$14.59726	153,590
2016	$14.59726	$16.07001	131,430
2017	$16.07001	$19.24983	120,541
2018	$19.24983	$18.09173	101,100
Fidelity® VIP Overseas Portfolio - Initial Class
2009	$7.05571	$8.78583	110,033
2010	$8.78583	$9.78046	92,501
2011	$9.78046	$7.97324	72,172
2012	$7.97324	$9.47383	61,643
2013	$9.47383	$12.16135	41,902
2014	$12.16135	$11.00156	35,551
2015	$11.00156	$11.21935	30,161
2016	$11.21935	$10.48271	28,216
2017	$10.48271	$13.44134	22,082
2018	$13.44134	$11.26812	23,680
Invesco V.I. American Value Fund - Series I
2009	$9.10218	$12.46977	105,852
2010	$12.46977	$15.00142	83,067
2011	$15.00142	$14.89989	57,443
2012	$14.89989	$17.20046	43,407
2013	$17.20046	$22.72806	34,702
2014	$22.72806	$24.54826	23,821
2015	$24.54826	$21.95351	20,918
2016	$21.95351	$24.95360	14,293
2017	$24.95360	$27.00544	15,086
2018	$27.00544	$23.21310	11,843

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Growth and Income Fund - Series II
2009	$9.53296	$11.64346	71,664
2010	$11.64346	$12.85579	48,791
2011	$12.85579	$12.36598	36,728
2012	$12.36598	$13.91527	27,585
2013	$13.91527	$18.31879	20,162
2014	$18.31879	$19.82455	16,021
2015	$19.82455	$18.86348	12,486
2016	$18.86348	$22.17199	10,575
2017	$22.17199	$24.88404	8,824
2018	$24.88404	$21.15861	7,804
Invesco V.I. Mid Cap Growth Fund - Series II
2009	$7.60911	$11.70979	5,916
2010	$11.70979	$14.66714	4,237
2011	$14.66714	$13.08359	3,981
2012	$13.08359	$14.37242	3,264
2013	$14.37242	$19.32170	2,359
2014	$19.32170	$20.47758	1,833
2015	$20.47758	$20.36246	1,783
2016	$20.36246	$20.15482	1,765
2017	$20.15482	$24.22787	1,746
2018	$24.22787	$22.44059	1,865
Invesco V.I. Value Opportunities Fund - Series I
2009	$5.93617	$8.64621	102,920
2010	$8.64621	$9.13458	80,828
2011	$9.13458	$8.71568	63,622
2012	$8.71568	$10.09547	55,707
2013	$10.09547	$13.28899	46,380
2014	$13.28899	$13.94364	40,267
2015	$13.94364	$12.29448	35,343
2016	$12.29448	$14.31844	31,630
2017	$14.31844	$16.54916	29,987
2018	$16.54916	$13.16195	16,622
Janus Henderson Balanced Portfolio - Institutional Shares
2009	$10.39505	$12.87827	147,689
2010	$12.87827	$13.73678	109,159
2011	$13.73678	$13.74079	98,486
2012	$13.74079	$15.36389	85,089
2013	$15.36389	$18.16753	65,199
2014	$18.16753	$19.40026	52,789
2015	$19.40026	$19.21076	46,194
2016	$19.21076	$19.77686	43,730
2017	$19.77686	$23.05121	36,889
2018	$23.05121	$22.83784	34,808
Janus Henderson Enterprise Portfolio - Institutional Shares
2009	$3.65408	$5.20803	99,834
2010	$5.20803	$6.45033	98,673
2011	$6.45033	$6.25796	66,555
2012	$6.25796	$7.22328	56,510
2013	$7.22328	$9.41034	41,159
2014	$9.41034	$10.42066	40,194
2015	$10.42066	$10.66849	38,731
2016	$10.66849	$11.79765	35,768
2017	$11.79765	$14.79472	34,715
2018	$14.79472	$14.49813	31,399

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Janus Henderson Flexible Bond Portfolio - Institutional Shares
2009	$14.55096	$16.21288	67,504
2010	$16.21288	$17.22763	57,502
2011	$17.22763	$18.09839	43,706
2012	$18.09839	$19.29548	41,177
2013	$19.29548	$18.96340	33,713
2014	$18.96340	$19.58348	27,929
2015	$19.58348	$19.31566	25,628
2016	$19.31566	$19.47850	24,331
2017	$19.47850	$19.86395	22,388
2018	$19.86395	$19.35102	16,408
Janus Henderson Global Research Portfolio - Institutional Shares
2009	$4.10936	$5.56875	110,974
2010	$5.56875	$6.34826	93,531
2011	$6.34826	$5.38910	81,102
2012	$5.38910	$6.36833	50,412
2013	$6.36833	$8.04887	43,632
2014	$8.04887	$8.51074	35,714
2015	$8.51074	$8.18411	31,162
2016	$8.18411	$8.22090	27,601
2017	$8.22090	$10.27760	24,894
2018	$10.27760	$9.41908	20,134
Janus Henderson Overseas Portfolio - Service Shares
2009	$7.32179	$12.90321	30,415
2010	$12.90321	$15.87546	27,765
2011	$15.87546	$10.57127	17,822
2012	$10.57127	$11.77428	18,110
2013	$11.77428	$13.24228	15,503
2014	$13.24228	$11.45494	16,288
2015	$11.45494	$10.28051	13,377
2016	$10.28051	$9.43910	14,163
2017	$9.43910	$12.15142	14,860
2018	$12.15142	$10.14746	12,613
Janus Henderson Research Portfolio - Institutional Shares
2009	$4.49881	$6.03684	101,338
2010	$6.03684	$6.80359	77,443
2011	$6.80359	$6.34083	62,754
2012	$6.34083	$7.39983	53,082
2013	$7.39983	$9.49171	41,770
2014	$9.49171	$10.55486	38,765
2015	$10.55486	$10.94256	35,712
2016	$10.94256	$10.82325	36,434
2017	$10.82325	$13.62187	34,502
2018	$13.62187	$13.05899	32,674
MFS® Growth Series - Initial Class
2009	$4.15767	$5.63324	56,633
2010	$5.63324	$6.39418	32,914
2011	$6.39418	$6.27245	18,689
2012	$6.27245	$7.24588	16,374
2013	$7.24588	$9.75883	14,943
2014	$9.75883	$10.46299	14,102
2015	$10.46299	$11.07526	11,415
2016	$11.07526	$11.16625	10,927
2017	$11.16625	$14.44084	9,072
2018	$14.44084	$14.58958	9,305

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
MFS® Investors Trust Series - Initial Class
2009	$7.01144	$8.75615	44,374
2010	$8.75615	$9.57356	35,578
2011	$9.57356	$9.21640	23,946
2012	$9.21640	$10.80960	16,750
2013	$10.80960	$14.04786	14,815
2014	$14.04786	$15.34647	14,407
2015	$15.34647	$15.13569	13,200
2016	$15.13569	$16.17532	11,194
2017	$16.17532	$19.63592	10,807
2018	$19.63592	$18.26205	10,336
MFS® New Discovery Series - Initial Class
2009	$5.41140	$8.69038	91,863
2010	$8.69038	$11.66041	83,104
2011	$11.66041	$10.29738	57,206
2012	$10.29738	$12.28435	37,614
2013	$12.28435	$17.10906	35,547
2014	$17.10906	$15.61534	29,255
2015	$15.61534	$15.07767	27,942
2016	$15.07767	$16.18213	24,702
2017	$16.18213	$20.17126	20,988
2018	$20.17126	$19.55624	18,202
MFS® Research Series - Initial Class
2009	$5.77844	$7.42372	15,366
2010	$7.42372	$8.46737	14,626
2011	$8.46737	$8.29568	13,981
2012	$8.29568	$9.57375	7,299
2013	$9.57375	$12.46374	5,035
2014	$12.46374	$13.51728	4,894
2015	$13.51728	$13.40967	4,089
2016	$13.40967	$14.35035	3,137
2017	$14.35035	$17.42373	3,069
2018	$17.42373	$16.39648	3,054
MFS® Total Return Series - Initial Class
2009	$11.33914	$13.17107	98,547
2010	$13.17107	$14.24922	77,741
2011	$14.24922	$14.27202	69,259
2012	$14.27202	$15.62589	52,119
2013	$15.62589	$18.30689	41,486
2014	$18.30689	$19.54748	37,031
2015	$19.54748	$19.16586	30,861
2016	$19.16586	$20.57797	23,268
2017	$20.57797	$22.74315	21,313
2018	$22.74315	$21.12418	13,682
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
2009	$9.40247	$12.66604	105,154
2010	$12.66604	$15.33914	92,217
2011	$15.33914	$14.73640	72,681
2012	$14.73640	$17.06449	63,548
2013	$17.06449	$23.61594	42,650
2014	$23.61594	$25.94974	38,403
2015	$25.94974	$23.98158	34,874
2016	$23.98158	$27.77296	31,197
2017	$27.77296	$31.13556	29,331
2018	$31.13556	$27.40958	25,074

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
PIMCO International Bond (U.S. Dollar-Hedged) - Administrative Shares
formerly,PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares
2009	$11.23520	$12.78523	45,791
2010	$12.78523	$13.65177	48,881
2011	$13.65177	$14.34457	36,219
2012	$14.34457	$15.64768	31,167
2013	$15.64768	$15.47653	22,456
2014	$15.47653	$16.93059	17,764
2015	$16.93059	$16.71050	17,480
2016	$16.71050	$17.51101	14,330
2017	$17.51101	$17.71000	14,058
2018	$17.71000	$17.79698	13,758
PIMCO Total Return Portfolio - Administrative Shares
2009	$12.78570	$14.35349	215,499
2010	$14.35349	$15.27226	179,210
2011	$15.27226	$15.57317	139,996
2012	$15.57317	$16.79526	118,225
2013	$16.79526	$16.20447	89,677
2014	$16.20447	$16.62950	80,410
2015	$16.62950	$16.43895	75,206
2016	$16.43895	$16.61177	56,002
2017	$16.61177	$17.15233	54,776
2018	$17.15233	$16.78873	47,310
Putnam VT International Value Fund - Class IB
2009	$10.39027	$12.90331	34,403
2010	$12.90331	$13.60325	19,618
2011	$13.60325	$11.54260	17,642
2012	$11.54260	$13.82428	15,191
2013	$13.82428	$16.62689	9,979
2014	$16.62689	$14.81038	9,554
2015	$14.81038	$14.28368	8,466
2016	$14.28368	$14.21303	6,980
2017	$14.21303	$17.44253	6,366
2018	$17.44253	$14.14062	5,982
T. Rowe Price Equity Income Portfolio - I
2009	$10.52027	$13.00387	151,442
2010	$13.00387	$14.71988	113,338
2011	$14.71988	$14.38327	90,462
2012	$14.38327	$16.58176	66,297
2013	$16.58176	$21.16909	50,505
2014	$21.16909	$22.36955	42,383
2015	$22.36955	$20.50555	36,748
2016	$20.50555	$24.04954	29,678
2017	$24.04954	$27.46114	25,090
2018	$27.46114	$24.45538	21,500
T. Rowe Price International Stock Portfolio - I
2009	$5.69161	$8.53570	91,365
2010	$8.53570	$9.61469	77,825
2011	$9.61469	$8.24783	61,520
2012	$8.24783	$9.61322	47,413
2013	$9.61322	$10.79016	45,458
2014	$10.79016	$10.48727	41,501
2015	$10.48727	$10.22772	40,437
2016	$10.22772	$10.27992	35,036
2017	$10.27992	$12.93828	35,143
2018	$12.93828	$10.92330	37,248

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
T. Rowe Price Mid-Cap Growth Portfolio - I
2009	$9.80307	$14.05136	111,747
2010	$14.05136	$17.71657	86,867
2011	$17.71657	$17.21416	67,005
2012	$17.21416	$19.29449	58,720
2013	$19.29449	$25.95578	48,970
2014	$25.95578	$28.89402	43,554
2015	$28.89402	$30.30147	38,385
2016	$30.30147	$31.68801	29,947
2017	$31.68801	$38.91273	29,155
2018	$38.91273	$37.51388	22,794
T. Rowe Price New America Growth Portfolio - I
2009	$5.91577	$8.71917	36,945
2010	$8.71917	$10.26709	34,340
2011	$10.26709	$9.99631	29,607
2012	$9.99631	$11.12805	21,146
2013	$11.12805	$15.11407	19,992
2014	$15.11407	$16.26249	18,061
2015	$16.26249	$17.38072	18,754
2016	$17.38072	$17.32921	16,698
2017	$17.32921	$22.92683	14,790
2018	$22.92683	$22.82224	11,122
Wells Fargo VT Discovery Fund
2009	$8.51643	$11.75922	37,262
2010	$11.75922	$15.68607	30,914
2011	$15.68607	$15.50283	22,284
2012	$15.50283	$17.96195	14,777
2013	$17.96195	$25.41972	14,427
2014	$25.41972	$25.10492	14,658
2015	$25.10492	$24.34494	13,063
2016	$24.34494	$25.79144	10,668
2017	$25.79144	$32.77739	10,149
2018	$32.77739	$29.97606	9,651
Wells Fargo VT Opportunity Fund - Class 2
2009	$7.52283	$10.93758	76,236
2010	$10.93758	$13.32122	57,765
2011	$13.32122	$12.38654	44,471
2012	$12.38654	$14.08150	34,818
2013	$14.08150	$18.10950	33,149
2014	$18.10950	$19.67977	25,861
2015	$19.67977	$18.76998	23,968
2016	$18.76998	$20.73185	23,195
2017	$20.73185	$24.57402	20,381
2018	$24.57402	$22.45373	16,590
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.10%.

LBL CONSULTANT I VARIABLE ANNUITY - SAI
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
Basic Policy plus Death Benefit and Income Benefit Rider
Mortality & Expense = 1.55

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger Capital Appreciation Portfolio - Class I-2
2009	$11.75391	$17.47001	49,662
2010	$17.47001	$19.59471	45,536
2011	$19.59471	$19.21638	41,818
2012	$19.21638	$22.36051	21,532
2013	$22.36051	$29.73466	21,457
2014	$29.73466	$33.27088	24,353
2015	$33.27088	$34.75249	13,711
2016	$34.75249	$34.35740	13,315
2017	$34.35740	$44.30202	12,564
2018	$44.30202	$43.52878	10,292
Alger Growth & Income Portfolio - Class I-2
2009	$8.52765	$11.08688	38,293
2010	$11.08688	$12.24352	30,125
2011	$12.24352	$12.82757	22,942
2012	$12.82757	$14.17445	20,337
2013	$14.17445	$18.11399	18,574
2014	$18.11399	$20.04756	16,779
2015	$20.04756	$19.91215	15,509
2016	$19.91215	$21.59343	15,215
2017	$21.59343	$25.77001	13,254
2018	$25.77001	$24.17720	11,575
Alger Large Cap Growth Portfolio - Class I-2
2009	$7.37651	$10.70757	56,039
2010	$10.70757	$11.94241	43,812
2011	$11.94241	$11.70650	38,527
2012	$11.70650	$12.65043	25,589
2013	$12.65043	$16.80876	21,198
2014	$16.80876	$18.35004	18,486
2015	$18.35004	$18.35959	15,583
2016	$18.35959	$17.91038	15,283
2017	$17.91038	$22.63326	14,083
2018	$22.63326	$22.75200	13,536
Alger Mid Cap Growth Portfolio - Class I-2
2009	$10.30456	$15.37675	42,550
2010	$15.37675	$18.05700	29,090
2011	$18.05700	$16.29210	26,676
2012	$16.29210	$18.62237	21,087
2013	$18.62237	$24.88296	19,643
2014	$24.88296	$26.43642	17,594
2015	$26.43642	$25.59694	17,017
2016	$25.59694	$25.42444	16,133
2017	$25.42444	$32.46049	15,280
2018	$32.46049	$29.54901	11,041

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Alger SmallCap Growth Portfolio - Class I-2
2009	$7.57635	$10.84373	96,926
2010	$10.84373	$13.36441	79,523
2011	$13.36441	$12.72770	63,610
2012	$12.72770	$14.08374	49,366
2013	$14.08374	$18.59967	35,538
2014	$18.59967	$18.37511	26,667
2015	$18.37511	$17.47458	24,198
2016	$17.47458	$18.26180	23,070
2017	$18.26180	$23.12527	21,136
2018	$23.12527	$23.07110	17,701
ClearBridge Variable Large Cap Value Portfolio-Class I
2009	$8.61770	$10.55352	8,361
2010	$10.55352	$11.36337	8,281
2011	$11.36337	$11.73139	9,760
2012	$11.73139	$13.44347	14,524
2013	$13.44347	$17.50399	15,780
2014	$17.50399	$19.23346	7,413
2015	$19.23346	$18.37612	6,739
2016	$18.37612	$20.42630	6,711
2017	$20.42630	$23.07399	6,461
2018	$23.07399	$20.68029	6,270
DWS Bond VIP - Class A
formerly,Deutsche VSI: Bond VIP - Class A
2009	$11.09038	$12.00715	21,632
2010	$12.00715	$12.61274	18,608
2011	$12.61274	$13.11218	18,135
2012	$13.11218	$13.89952	17,183
2013	$13.89952	$13.25784	17,320
2014	$13.25784	$13.90582	6,407
2015	$13.90582	$13.63825	3,626
2016	$13.63825	$14.21090	3,615
2017	$14.21090	$14.79416	3,622
2018	$14.79416	$14.16448	647
DWS Core Equity VIP - Class A
formerly,Deutsche VSI: Core Equity VIP - Class A
2009	$6.63633	$8.75672	9,765
2010	$8.75672	$9.85353	5,852
2011	$9.85353	$9.67860	5,640
2012	$9.67860	$11.02534	4,798
2013	$11.02534	$14.89310	4,686
2014	$14.89310	$16.38168	2,807
2015	$16.38168	$16.95917	14,155
2016	$16.95917	$18.43073	2,607
2017	$18.43073	$21.94075	2,761
2018	$21.94075	$20.35265	2,076

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
DWS CROCI® International VIP - Class A
formerly,Deutsche VSI: CROCI® International VIP - Class A
2009	$7.75423	$10.18387	26,122
2010	$10.18387	$10.17994	27,468
2011	$10.17994	$8.34406	24,263
2012	$8.34406	$9.90167	23,125
2013	$9.90167	$11.70982	18,115
2014	$11.70982	$10.16302	7,462
2015	$10.16302	$9.44863	6,224
2016	$9.44863	$9.36299	6,008
2017	$9.36299	$11.23305	5,952
2018	$11.23305	$9.45778	5,342
DWS Global Income Builder VIP - Class A
formerly,Deutsche VSII: Global Income Builder VIP - Class A
2009	$8.45095	$10.26039	9,175
2010	$10.26039	$11.22552	5,156
2011	$11.22552	$10.88494	4,131
2012	$10.88494	$12.09601	4,075
2013	$12.09601	$13.87643	3,442
2014	$13.87643	$14.17215	4,500
2015	$14.17215	$13.73917	3,719
2016	$13.73917	$14.43578	3,651
2017	$14.43578	$16.54880	2,730
2018	$16.54880	$15.02912	1,442
DWS Global Small Cap VIP - Class A
formerly,Deutsche VSI: Global Small Cap VIP - Class A
2009	$12.56123	$18.31166	31,472
2010	$18.31166	$22.81052	23,877
2011	$22.81052	$20.21672	21,454
2012	$20.21672	$22.94160	18,734
2013	$22.94160	$30.67704	14,297
2014	$30.67704	$28.92888	11,833
2015	$28.92888	$28.78571	10,359
2016	$28.78571	$28.76099	9,175
2017	$28.76099	$33.95668	8,325
2018	$33.95668	$26.54828	6,821
Federated Fund for U.S. Government Securities II
2009	$13.97568	$14.46309	44,521
2010	$14.46309	$14.96154	32,071
2011	$14.96154	$15.56765	31,293
2012	$15.56765	$15.76788	20,263
2013	$15.76788	$15.19174	14,273
2014	$15.19174	$15.63378	12,498
2015	$15.63378	$15.45753	6,863
2016	$15.45753	$15.44950	6,788
2017	$15.44950	$15.48985	6,667
2018	$15.48985	$15.30406	4,163

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Federated High Income Bond Fund II
2009	$9.37273	$14.09196	30,350
2010	$14.09196	$15.90321	23,939
2011	$15.90321	$16.45195	23,110
2012	$16.45195	$18.56039	27,091
2013	$18.56039	$19.53247	26,527
2014	$19.53247	$19.72997	20,215
2015	$19.72997	$18.90783	17,487
2016	$18.90783	$21.35551	17,054
2017	$21.35551	$22.46511	13,664
2018	$22.46511	$21.36920	7,101
Federated Managed Volatility Fund Class Primary
formerly,Federated Managed Volatility Fund II
2009	$7.73416	$9.75887	39,743
2010	$9.75887	$10.75925	18,356
2011	$10.75925	$11.08881	16,339
2012	$11.08881	$12.38484	17,783
2013	$12.38484	$14.83096	16,276
2014	$14.83096	$15.15872	8,594
2015	$15.15872	$13.78378	7,439
2016	$13.78378	$14.60151	5,231
2017	$14.60151	$16.96457	4,350
2018	$16.96457	$15.26824	3,926
Fidelity® VIP Asset Manager Portfolio - Initial Class
2009	$9.77474	$12.41399	12,355
2010	$12.41399	$13.95282	14,863
2011	$13.95282	$13.37354	10,679
2012	$13.37354	$14.79607	8,264
2013	$14.79607	$16.83993	7,816
2014	$16.83993	$17.53053	3,617
2015	$17.53053	$17.26811	7,756
2016	$17.26811	$17.50792	7,512
2017	$17.50792	$19.65137	7,461
2018	$19.65137	$18.29389	6,683
Fidelity® VIP Contrafund® Portfolio - Initial Class
2009	$11.72921	$15.65720	148,720
2010	$15.65720	$18.05285	116,586
2011	$18.05285	$17.30949	89,341
2012	$17.30949	$19.82057	72,652
2013	$19.82057	$25.59616	57,888
2014	$25.59616	$28.18438	53,973
2015	$28.18438	$27.90913	42,435
2016	$27.90913	$29.65145	40,657
2017	$29.65145	$35.54853	38,718
2018	$35.54853	$32.73402	32,779
Fidelity® VIP Equity-Income Portfolio - Initial Class
2009	$8.98555	$11.50844	116,340
2010	$11.50844	$13.03520	85,921
2011	$13.03520	$12.94687	69,329
2012	$12.94687	$14.93859	48,638
2013	$14.93859	$18.83035	38,609
2014	$18.83035	$20.13699	36,207
2015	$20.13699	$19.02215	27,605
2016	$19.02215	$22.08319	25,022
2017	$22.08319	$24.52391	21,351
2018	$24.52391	$22.12015	18,163

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Fidelity® VIP Government Money Market Portfolio - Initial Class
2009	$12.18816	$12.07516	144,552
2010	$12.07516	$11.90643	88,035
2011	$11.90643	$11.72490	69,534
2012	$11.72490	$11.54819	104,930
2013	$11.54819	$11.36252	75,879
2014	$11.36252	$11.17769	63,561
2015	$11.17769	$10.99784	27,499
2016	$10.99784	$10.84035	20,127
2017	$10.84035	$10.73536	16,090
2018	$10.73536	$10.73315	15,614
Fidelity® VIP Growth Portfolio - Initial Class
2009	$7.21672	$9.10658	80,794
2010	$9.10658	$11.12307	61,501
2011	$11.12307	$10.96357	55,314
2012	$10.96357	$12.36781	41,583
2013	$12.36781	$16.58601	38,695
2014	$16.58601	$18.15776	35,325
2015	$18.15776	$19.14206	31,710
2016	$19.14206	$18.98041	31,718
2017	$18.98041	$25.23068	31,055
2018	$25.23068	$24.77362	29,815
Fidelity® VIP Index 500 Portfolio - Initial Class
2009	$8.22388	$10.24156	122,488
2010	$10.24156	$11.58753	99,355
2011	$11.58753	$11.63069	77,013
2012	$11.63069	$13.26066	70,545
2013	$13.26066	$17.24951	81,590
2014	$17.24951	$19.26977	78,789
2015	$19.26977	$19.20733	75,261
2016	$19.20733	$21.13468	64,996
2017	$21.13468	$25.30405	59,184
2018	$25.30405	$23.76978	54,301
Fidelity® VIP Overseas Portfolio - Initial Class
2009	$9.72834	$12.10776	56,801
2010	$12.10776	$13.47175	43,392
2011	$13.47175	$10.97699	35,301
2012	$10.97699	$13.03638	24,770
2013	$13.03638	$16.72615	22,293
2014	$16.72615	$15.12348	21,727
2015	$15.12348	$15.41515	31,514
2016	$15.41515	$14.39584	18,351
2017	$14.39584	$18.44972	18,426
2018	$18.44972	$15.45895	14,381
Invesco V.I. American Value Fund - Series I
2009	$9.08057	$12.43395	29,046
2010	$12.43395	$14.95086	25,447
2011	$14.95086	$14.84226	21,426
2012	$14.84226	$17.12535	15,922
2013	$17.12535	$22.61753	19,024
2014	$22.61753	$24.41668	16,955
2015	$24.41668	$21.82492	13,844
2016	$21.82492	$24.79507	12,659
2017	$24.79507	$26.82051	12,057
2018	$26.82051	$23.04254	8,809

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Growth and Income Fund - Series II
2009	$9.50118	$11.59885	13,009
2010	$11.59885	$12.80014	10,473
2011	$12.80014	$12.30631	9,923
2012	$12.30631	$13.84119	10,673
2013	$13.84119	$18.21218	8,801
2014	$18.21218	$19.69934	7,968
2015	$19.69934	$18.73498	7,599
2016	$18.73498	$22.00998	6,370
2017	$22.00998	$24.68991	5,374
2018	$24.68991	$20.98298	5,170
Invesco V.I. Mid Cap Growth Fund - Series II
2009	$7.59191	$11.67750	4,954
2010	$11.67750	$14.61939	8,000
2011	$14.61939	$13.03449	6,823
2012	$13.03449	$14.31133	6,818
2013	$14.31133	$19.22997	6,613
2014	$19.22997	$20.37017	4,085
2015	$20.37017	$20.24555	4,759
2016	$20.24555	$20.02910	5,076
2017	$20.02910	$24.06477	4,439
2018	$24.06477	$22.27833	3,498
Invesco V.I. Value Opportunities Fund - Series I
2009	$5.92262	$8.62215	6,090
2010	$8.62215	$9.10460	6,080
2011	$9.10460	$8.68274	5,864
2012	$8.68274	$10.05228	5,148
2013	$10.05228	$13.22552	2,014
2014	$13.22552	$13.87010	1,852
2015	$13.87010	$12.22353	1,908
2016	$12.22353	$14.22871	1,802
2017	$14.22871	$16.43724	1,764
2018	$16.43724	$13.06636	1,256
Janus Henderson Balanced Portfolio - Institutional Shares
2009	$15.04212	$18.62616	61,456
2010	$18.62616	$19.85793	45,878
2011	$19.85793	$19.85382	48,334
2012	$19.85382	$22.18789	43,146
2013	$22.18789	$26.22368	42,204
2014	$26.22368	$27.98906	33,478
2015	$27.98906	$27.70182	34,465
2016	$27.70182	$28.50390	36,738
2017	$28.50390	$33.20660	32,792
2018	$33.20660	$32.88269	28,125
Janus Henderson Enterprise Portfolio - Institutional Shares
2009	$9.95791	$14.18560	120,982
2010	$14.18560	$17.56062	93,725
2011	$17.56062	$17.02842	77,165
2012	$17.02842	$19.64528	65,566
2013	$19.64528	$25.58071	52,358
2014	$25.58071	$28.31297	49,226
2015	$28.31297	$28.97185	48,291
2016	$28.97185	$32.02226	46,524
2017	$32.02226	$40.13719	43,867
2018	$40.13719	$39.31281	30,035

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Janus Henderson Flexible Bond Portfolio - Institutional Shares
2009	$14.88290	$16.57445	10,619
2010	$16.57445	$17.60305	19,116
2011	$17.60305	$18.48358	20,580
2012	$18.48358	$19.69628	21,676
2013	$19.69628	$19.34763	14,627
2014	$19.34763	$19.97031	11,424
2015	$19.97031	$19.68736	10,517
2016	$19.68736	$19.84344	7,289
2017	$19.84344	$20.22602	4,583
2018	$20.22602	$19.69385	3,486
Janus Henderson Global Research Portfolio - Institutional Shares
2009	$7.14769	$9.68126	150,206
2010	$9.68126	$11.03093	93,018
2011	$11.03093	$9.35959	76,112
2012	$9.35959	$11.05476	66,684
2013	$11.05476	$13.96502	61,944
2014	$13.96502	$14.75901	57,710
2015	$14.75901	$14.18550	52,677
2016	$14.18550	$14.24216	51,992
2017	$14.24216	$17.79641	49,017
2018	$17.79641	$16.30162	42,140
Janus Henderson Overseas Portfolio - Service Shares
2009	$7.29742	$12.85385	9,753
2010	$12.85385	$15.80686	4,668
2011	$15.80686	$10.52034	19,674
2012	$10.52034	$11.71167	4,622
2013	$11.71167	$13.16527	2,805
2014	$13.16527	$11.38264	2,236
2015	$11.38264	$10.21051	930
2016	$10.21051	$9.37016	929
2017	$9.37016	$12.05667	693
2018	$12.05667	$10.06326	564
Janus Henderson Research Portfolio - Institutional Shares
2009	$7.57836	$10.16411	146,392
2010	$10.16411	$11.44935	96,870
2011	$11.44935	$10.66529	84,075
2012	$10.66529	$12.44029	53,555
2013	$12.44029	$15.94913	42,773
2014	$15.94913	$17.72669	35,213
2015	$17.72669	$18.36862	33,592
2016	$18.36862	$18.15929	31,552
2017	$18.15929	$22.84346	29,001
2018	$22.84346	$21.88851	23,829
MFS® Growth Series - Initial Class
2009	$8.18076	$11.07859	99,583
2010	$11.07859	$12.56881	82,911
2011	$12.56881	$12.32341	71,128
2012	$12.32341	$14.22875	42,142
2013	$14.22875	$19.15384	32,375
2014	$19.15384	$20.52565	25,434
2015	$20.52565	$21.71593	24,034
2016	$21.71593	$21.88339	25,551
2017	$21.88339	$28.28681	24,812
2018	$28.28681	$28.56379	17,150

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
MFS® Investors Trust Series - Initial Class
2009	$8.16605	$10.19297	41,939
2010	$10.19297	$11.13895	13,453
2011	$11.13895	$10.71803	11,665
2012	$10.71803	$12.56451	11,278
2013	$12.56451	$16.32034	9,983
2014	$16.32034	$17.82013	6,167
2015	$17.82013	$17.56659	5,435
2016	$17.56659	$18.76384	5,384
2017	$18.76384	$22.76689	5,352
2018	$22.76689	$21.16331	11,973
MFS® New Discovery Series - Initial Class
2009	$11.19630	$17.97158	21,982
2010	$17.97158	$24.10152	19,201
2011	$24.10152	$21.27358	18,096
2012	$21.27358	$25.36579	11,154
2013	$25.36579	$35.31063	11,837
2014	$35.31063	$32.21168	11,731
2015	$32.21168	$31.08701	11,211
2016	$31.08701	$33.34758	10,917
2017	$33.34758	$41.54755	10,902
2018	$41.54755	$40.26050	9,870
MFS® Research Series - Initial Class
2009	$8.18701	$10.51282	29,754
2010	$10.51282	$11.98476	23,503
2011	$11.98476	$11.73589	23,191
2012	$11.73589	$13.53719	25,254
2013	$13.53719	$17.61481	20,580
2014	$17.61481	$19.09422	13,302
2015	$19.09422	$18.93274	23,888
2016	$18.93274	$20.25074	8,771
2017	$20.25074	$24.57555	8,658
2018	$24.57555	$23.11501	8,342
MFS® Total Return Series - Initial Class
2009	$12.34528	$14.33260	38,749
2010	$14.33260	$15.49808	23,058
2011	$15.49808	$15.51515	19,079
2012	$15.51515	$16.97844	17,213
2013	$16.97844	$19.88157	16,456
2014	$19.88157	$21.21827	9,782
2015	$21.21827	$20.79363	9,525
2016	$20.79363	$22.31456	8,586
2017	$22.31456	$24.65018	6,838
2018	$24.65018	$22.88395	3,339
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
2009	$9.37116	$12.61755	33,049
2010	$12.61755	$15.27279	31,169
2011	$15.27279	$14.66533	28,480
2012	$14.66533	$16.97367	20,848
2013	$16.97367	$23.47854	26,875
2014	$23.47854	$25.78587	17,783
2015	$25.78587	$23.81822	14,650
2016	$23.81822	$27.57003	14,220
2017	$27.57003	$30.89266	13,145
2018	$30.89266	$27.18207	11,757

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
PIMCO International Bond (U.S. Dollar-Hedged) - Administrative Shares
formerly,PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares
2009	$11.19781	$12.73632	15,179
2010	$12.73632	$13.59276	12,805
2011	$13.59276	$14.27547	13,982
2012	$14.27547	$15.56450	18,019
2013	$15.56450	$15.38657	14,557
2014	$15.38657	$16.82376	11,431
2015	$16.82376	$16.59676	9,472
2016	$16.59676	$17.38316	9,134
2017	$17.38316	$17.57194	4,211
2018	$17.57194	$17.64937	3,775
PIMCO Total Return Portfolio - Administrative Shares
2009	$12.74315	$14.29858	49,223
2010	$14.29858	$15.20623	58,258
2011	$15.20623	$15.49811	57,828
2012	$15.49811	$16.70594	52,387
2013	$16.70594	$16.11023	34,976
2014	$16.11023	$16.52452	23,606
2015	$16.52452	$16.32701	21,712
2016	$16.32701	$16.49043	15,644
2017	$16.49043	$17.01857	14,985
2018	$17.01857	$16.64944	10,460
Putnam VT International Value Fund - Class IB
2009	$10.35568	$12.85394	24,565
2010	$12.85394	$13.54444	20,898
2011	$13.54444	$11.48696	17,890
2012	$11.48696	$13.75075	13,575
2013	$13.75075	$16.53019	10,117
2014	$16.53019	$14.71688	9,942
2015	$14.71688	$14.18642	7,513
2016	$14.18642	$14.10921	7,169
2017	$14.10921	$17.30649	6,405
2018	$17.30649	$14.02328	5,290
T. Rowe Price Equity Income Portfolio - I
2009	$11.10060	$13.71434	98,159
2010	$13.71434	$15.51635	76,001
2011	$15.51635	$15.15397	55,938
2012	$15.15397	$17.46152	42,976
2013	$17.46152	$22.28111	44,291
2014	$22.28111	$23.53287	40,110
2015	$23.53287	$21.56116	26,252
2016	$21.56116	$25.27498	24,553
2017	$25.27498	$28.84605	21,639
2018	$28.84605	$25.67579	18,237
T. Rowe Price International Stock Portfolio - I
2009	$7.55862	$11.32998	31,719
2010	$11.32998	$12.75584	34,010
2011	$12.75584	$10.93695	18,035
2012	$10.93695	$12.74112	14,390
2013	$12.74112	$14.29388	21,831
2014	$14.29388	$13.88568	20,429
2015	$13.88568	$13.53525	18,254
2016	$13.53525	$13.59755	18,196
2017	$13.59755	$17.10532	17,596
2018	$17.10532	$14.43410	14,074

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
T. Rowe Price Mid-Cap Growth Portfolio - I
2009	$14.32369	$20.52080	28,109
2010	$20.52080	$25.86061	17,132
2011	$25.86061	$25.11471	15,023
2012	$25.11471	$28.13571	10,755
2013	$28.13571	$37.83049	9,134
2014	$37.83049	$42.09194	7,654
2015	$42.09194	$44.12022	5,868
2016	$44.12022	$46.11607	5,121
2017	$46.11607	$56.60211	5,012
2018	$56.60211	$54.53993	3,445
T. Rowe Price New America Growth Portfolio - I
2009	$7.15744	$10.54398	11,187
2010	$10.54398	$12.40966	8,017
2011	$12.40966	$12.07635	8,971
2012	$12.07635	$13.43684	6,851
2013	$13.43684	$18.24075	4,803
2014	$18.24075	$19.61695	5,185
2015	$19.61695	$20.95536	5,269
2016	$20.95536	$20.88284	5,016
2017	$20.88284	$27.61459	4,985
2018	$27.61459	$27.47479	13,327
Wells Fargo VT Discovery Fund
2009	$8.50055	$11.73142	22,334
2010	$11.73142	$15.64117	19,076
2011	$15.64117	$15.45074	15,766
2012	$15.45074	$17.89263	18,101
2013	$17.89263	$25.30899	14,937
2014	$25.30899	$24.98307	12,431
2015	$24.98307	$24.21466	14,181
2016	$24.21466	$25.64064	10,345
2017	$25.64064	$32.56952	10,296
2018	$32.56952	$29.77098	8,519
Wells Fargo VT Opportunity Fund - Class 2
2009	$7.50880	$10.91171	54,895
2010	$10.91171	$13.28308	49,116
2011	$13.28308	$12.34492	45,793
2012	$12.34492	$14.02715	40,631
2013	$14.02715	$18.03060	39,066
2014	$18.03060	$19.58424	24,294
2015	$19.58424	$18.66953	21,014
2016	$18.66953	$20.61064	19,524
2017	$20.61064	$24.41816	19,176
2018	$24.41816	$22.30010	14,778
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative expense charge of 0.10%.

Lincoln Benefit Life
Variable Annuity
Account

Financial Statements as of December 31, 2018 and for
the years ended December 31, 2018 and 2017 and
Reports of Independent Registered Public Accounting
Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Lincoln Benefit Life Company and
Contractholders of Lincoln Benefit Life Variable Annuity Account:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the sub accounts listed in Appendix A of Lincoln Benefit Life Variable Annuity Account (the “Account”), as of December 31, 2018; the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 7 for the year then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts listed in Appendix A constituting Lincoln Benefit Life Variable Annuity Account as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the individual sub-accounts disclosed in Appendix A and their financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audit provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 1, 2019

We have served as the auditor of Lincoln Benefit Life Company (the sponsor Company) since 2018.

Appendix A

Lincoln Benefit Life Variable Annuity Account

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For the Year Ended	For the Year Ended

Alger Capital Appreciation (Class 1-2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Growth & Income (Class 1-2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Large Cap Growth (Class 1-2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Mid Cap Growth (Class 1-2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Small Cap Growth (Class 1-2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Capital Appreciation (Class S)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Large Cap Growth (Class S)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Mid Cap Growth (Class S)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Equity 500 Index VIP (Class B)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Small Cap Index VIP (Class B)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Bond VIP (Class A)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Core Equity VIP (Class A)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS CROCI® International VIP (Class A)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Global Small Cap VIP (Class A)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Global Income Builder VIP (Class A)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated Fund for U.S. Government Securities II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated High Income Bond Fund II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated Managed Volatility Fund II (Primary Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Asset Manager	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Contrafund	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Equity-Income	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Government Money Market	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Index 500	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Overseas	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Asset Manager (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Contrafund (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Equity-Income (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Government Money Market (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Growth (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Index 500 (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Investment Grade Bond (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIP Overseas (Service Class 2)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIT Mid Cap Value	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIT Small Cap Equity Insights	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VIT International Equity Insights	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. American Franchise	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. American Value	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. High Yield	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Value Opportunities	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. American Franchise II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Core Equity II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Government Securities II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Growth and Income II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Mid Cap Core Equity II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Mid Cap Growth II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Value Opportunities II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
JPMorgan IT Small Cap Core Portfolio	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Balanced (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Enterprise (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Flexible Bond (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Forty (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Global Research (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

Appendix A (continued)

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For the Year Ended	For the Year Ended

Janus Henderson VIT Research (Institutional Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Balanced (Service Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Forty (Service Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Global Research (Service Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Mid Cap Value (Service Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Henderson VIT Overseas (Service Shares)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Lazard Retirement Emerging Markets Equity	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Lazard Retirement International Equity	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
ClearBridge Variable Large Cap Value Portfolio I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Western Asset Variable Global High Yield Bond Portfolio II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Investors Trust	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS New Discovery	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Research	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Total Return	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS High Yield (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Investors Growth Stock Portfolio (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Investors Trust (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS New Discovery Series (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Total Return (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Utilities (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Value (Service Class)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Discovery Mid Cap Growth (SS)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Global (SS)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer International Growth (SS)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Main Street Small Cap (SS)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
PIMCO VIT International Bond (US Dollar-Hedged)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
PIMCO VIT Real Return	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
PIMCO VIT Total Return	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VT High Yield	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VT International Value	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Guggenheim Long Short Equity	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Rydex NASDAQ-100	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Equity Income	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Mid-Cap Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price New America Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Blue Chip Growth II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Equity Income II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price International Stock	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF Mid Cap Growth	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF Growth (Class II)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF U.S. Real Estate (Class II)	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VanEck VIP Emerging Markets	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VanEck VIP Global Hard Assets	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Wells Fargo VT Discovery	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Wells Fargo VT Opportunity	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lincoln Benefit Life Company and the Contract Owners of Lincoln Benefit Life Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of the Lincoln Benefit Life Variable Annuity Account indicated in the table below as of December 31, 2017, and the related statements of operations and of changes in net assets for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Lincoln Benefit Life Variable Annuity Account as of December 31, 2017 and the results of each of their operations and the changes in each of their net assets for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Alger Capital Appreciation (Class 1-2) (1)	Janus Henderson Flexible Bond (Institutional Shares) (1)
Alger Growth & Income (Class 1-2) (1)	Janus Henderson Forty (Institutional Shares) (1)
Alger Large Cap Growth (Class 1-2) (1)	Janus Henderson Global Research (Institutional Shares) (1)
Alger Mid Cap Growth (Class 1-2) (1)	Janus Henderson Research (Institutional Shares) (1)
Alger Small Cap Growth (Class 1-2) (1)	Janus Henderson Balanced (Service Shares) (1)
Alger Capital Appreciation (Class S) (1)	Janus Henderson Forty (Service Shares) (1)
Alger Large Cap Growth (Class S) (1)	Janus Henderson Global Research (Service Shares) (1)
Alger Mid Cap Growth (Class S) (1)	Janus Henderson Overseas (Service Shares) (1)
Deutsche Equity 500 Index VIP B (1)	Janus Henderson Mid Cap Value (Service Shares) (1)
Deutsche Small Cap Index VIP B (1)	Lazard Retirement Emerging Markets Equity (1)
Deutsche Bond VIP A (1)	Lazard Retirement International Equity (1)
Deutsche Core Equity VIP A (1)	ClearBridge Variable Large Cap Value Portfolio I (1)
Deutsche CROCI® International VIP A (1)	Western Asset Variable Global High Yield Bond Portfolio II (1)
Deutsche Global Small Cap VIP A (1)	MFS Growth (1)
Deutsche Global Income Builder VIP A II (1)	MFS Investors Trust (1)
Federated Fund for U.S. Government Securities II (1)	MFS New Discovery (1)
Federated High Income Bond Fund II (1)	MFS Research (1)
Federated Managed Volatility Fund II (1)	MFS Total Return (1)
VIP Asset Manager (1)	MFS High Yield (Service Class) (1)
VIP Contrafund (1)	MFS Investors Growth Stock Portfolio (Service Class) (1)
VIP Equity-Income (1)	MFS Investors Trust (Service Class) (1)
VIP Government Money Market (1)	MFS New Discovery (Service Class) (1)
VIP Growth (1)	MFS Total Return (Service Class) (1)
VIP Index 500 (1)	MFS Utilities (Service Class) (1)

VIP Overseas (1)	MFS Value (Service Class) (1)
VIP Asset Manager (Service Class 2) (1)	Oppenheimer Discovery Mid Cap Growth (SS) (1)
VIP Contrafund (Service Class 2) (1)	Oppenheimer Global (SS) (1)
VIP Equity-Income (Service Class 2) (1)	Oppenheimer International Growth (SS) (1)
VIP Government Money Market (Service Class 2) (1)	Oppenheimer Main Street Small Cap (SS) (1)
VIP Growth (Service Class 2) (1)	Foreign Bond (US Dollar-Hedged) (1)
VIP Index 500 (Service Class 2) (1)	PIMCO VIT Real Return (1)
VIP Investment Grade Bond (Service Class 2) (1)	PIMCO VIT Total Return (1)
VIP Overseas (Service Class 2) (1)	VT High Yield (1)
VIT Mid Cap Value (1)	VT International Value (1)
VIT Small Cap Equity Insights (1)	Guggenheim VIF Long Short Equity (1)
VIT Strategic International Equity (1)	Rydex VIF NASDAQ-100 (1)
Invesco V.I. American Franchise (1)	T. Rowe Price Equity Income (1)
Invesco V.I. American Value (1)	T. Rowe Price Mid-Cap Growth (1)
Invesco V.I. High Yield (1)	T. Rowe Price New America Growth (1)
Invesco V.I. Value Opportunities (1)	T. Rowe Price Blue Chip Growth II (1)
Invesco V.I. American Franchise II (1)	T. Rowe Price Equity Income II (1)
Invesco V.I. Core Equity II (1)	T. Rowe Price International Stock (1)
Invesco V.I. Government Securities II (1)	Morgan Stanley VIF Growth (1)
Invesco V.I. Growth and Income II (1)	Morgan Stanley VIF Mid Cap Growth (1)
Invesco V.I. Mid Cap Core Equity II (1)	Morgan Stanley VIF Growth (Class II) (1)
Invesco V.I. Mid Cap Growth II (1)	Morgan Stanley VIF U.S. Real Estate (Class II) (1)
Invesco V.I. Value Opportunities II (1)	VanEck VIP Emerging Markets (1)
JPMorgan IT Small Cap Core Portfolio (1)	VanEck VIP Global Hard Assets (1)
Janus Henderson Balanced (Institutional Shares) (1)	Wells Fargo VT Discovery (1)
Janus Henderson Enterprise (Institutional Shares) (1)	Wells Fargo VT Opportunity (1)

(1) Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for the year ended December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Lincoln Benefit Life Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Lincoln Benefit Life Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Lincoln Benefit Life Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the unaffiliated mutual fund managers directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 12, 2018

We have served as the auditor of one or more of the subaccounts in Lincoln Benefit Life Company from 2014 to 2018.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. American Franchise	Invesco V.I. American Value	Invesco V.I. High Yield	Invesco V.I. Value Opportunities	Invesco V.I. American Franchise II	Invesco V.I. Core Equity II
ASSETS
Investments, at fair value	$243,707	$6,937,125	$602,205	$2,564,593	$476,740	$1,290,314
Total assets	$243,707	$6,937,125	$602,205	$2,564,593	$476,740	$1,290,314
NET ASSETS
Accumulation units	$243,707	$6,901,198	$597,690	$2,563,005	$476,740	$1,289,865
Contracts in payout (annuitization) period	—	35,927	4,515	1,588	—	449
Total net assets	$243,707	$6,937,125	$602,205	$2,564,593	$476,740	$1,290,314
FUND SHARE INFORMATION
Number of shares	4,264	500,514	119,013	466,290	8,684	42,085
Cost of investments	$182,958	$7,852,584	$637,630	$3,424,605	$382,349	$1,205,042
UNIT VALUE (1)
Lowest	$14.85	$21.35	$16.74	$12.10	$14.49	$13.46
Highest	$16.39	$29.71	$19.31	$13.86	$17.79	$16.02

(I) The high and low unit value (“UV”) are reported at the same amount where there is only one contract offered for investment in the Sub-Account.
Otherwise, when more than one contract is available for investment, a high and low UV is reported.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	Deutsche DWS Investments VIT Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Government Securities II	Invesco V.I. Growth and Income II	Invesco V.I. Mid Cap Core Equity II	Invesco V.I. Mid Cap Growth II	Invesco V.I. Value Opportunities II	DWS Equity 500 Index VIP (Class B)
ASSETS
Investments, at fair value	$1,257,300	$9,907,600	$2,561,846	$2,566,866	$1,390,302	$698,759
Total assets	$1,257,300	$9,907,600	$2,561,846	$2,566,866	$1,390,302	$698,759
NET ASSETS
Accumulation units	$1,243,166	$9,874,090	$2,561,562	$2,560,817	$1,390,302	$698,759
Contracts in payout (annuitization) period	14,134	33,510	284	6,049	—	—
Total net assets	$1,257,300	$9,907,600	$2,561,846	$2,566,866	$1,390,302	$698,759
FUND SHARE INFORMATION
Number of shares	113,067	566,796	238,978	549,650	253,243	36,991
Cost of investments	$1,326,932	$11,104,737	$2,969,898	$2,605,889	$1,800,481	$558,309
UNIT VALUE
Lowest	$9.62	$17.19	$15.41	$18.88	$10.65	$24.74
Highest	$11.81	$22.43	$18.92	$23.62	$13.08	$28.10

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Deutsche DWS Investments VIT Funds	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I	Deutsche DWS Variable Series II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	DWS Small Cap Index VIP (Class B)	DWS Bond VIP (Class A)	DWS Core Equity VIP (Class A)	DWS CROCI® International VIP (Class A)	DWS Global Small Cap VIP (Class A)	DWS Global Income Builder VIP (Class A)
ASSETS
Investments, at fair value	$218,808	$2,001,632	$861,968	$571,791	$1,881,226	$2,217,732
Total assets	$218,808	$2,001,632	$861,968	$571,791	$1,881,226	$2,217,732
NET ASSETS
Accumulation units	$218,808	$1,977,286	$853,352	$556,647	$1,845,617	$2,180,014
Contracts in payout (annuitization) period	—	24,346	8,616	15,144	35,609	37,718
Total net assets	$218,808	$2,001,632	$861,968	$571,791	$1,881,226	$2,217,732
FUND SHARE INFORMATION
Number of shares	14,616	377,666	87,687	91,928	211,137	103,972
Cost of investments	$204,176	$2,314,797	$975,366	$785,949	$2,748,681	$2,322,423
UNIT VALUE
Lowest	$27.03	$13.58	$17.99	$6.61	$14.41	$14.72
Highest	$30.71	$18.13	$22.08	$10.26	$28.80	$15.87

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Federated Insurance Series	Federated Insurance Series	Federated Insurance Series	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II	Federated Managed Volatility Fund II (Primary Shares)	VIP Asset Manager	VIP Contrafund	VIP Equity-Income
ASSETS
Investments, at fair value	$5,121,970	$4,827,886	$1,529,460	$2,984,244	$24,102,286	$12,061,493
Total assets	$5,121,970	$4,827,886	$1,529,460	$2,984,244	$24,102,286	$12,061,493
NET ASSETS
Accumulation units	$4,971,026	$4,768,864	$1,503,332	$2,936,459	$23,787,935	$11,822,175
Contracts in payout (annuitization) period	150,944	59,022	26,128	47,785	314,351	239,318
Total net assets	$5,121,970	$4,827,886	$1,529,460	$2,984,244	$24,102,286	$12,061,493
FUND SHARE INFORMATION
Number of shares	486,879	795,368	159,319	218,147	750,149	592,120
Cost of investments	$5,410,474	$5,298,651	$1,541,947	$3,255,285	$21,167,695	$12,856,833
UNIT VALUE
Lowest	$14.44	$21.37	$13.64	$15.32	$23.26	$19.70
Highest	$19.80	$33.03	$25.93	$28.52	$52.60	$46.15

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Government Money Market	VIP Growth	VIP Index 500	VIP Overseas	VIP Asset Manager (Service Class 2)	VIP Contrafund (Service Class 2)
ASSETS
Investments, at fair value	$16,056,621	$14,862,019	$19,731,920	$4,218,591	$1,392,186	$8,462,115
Total assets	$16,056,621	$14,862,019	$19,731,920	$4,218,591	$1,392,186	$8,462,115
NET ASSETS
Accumulation units	$15,957,984	$14,786,112	$19,602,024	$4,139,847	$1,392,186	$8,462,115
Contracts in payout (annuitization) period	98,637	75,907	129,896	78,744	—	—
Total net assets	$16,056,621	$14,862,019	$19,731,920	$4,218,591	$1,392,186	$8,462,115
FUND SHARE INFORMATION
Number of shares	16,056,621	235,457	78,159	220,522	104,440	270,269
Cost of investments	$16,056,621	$11,130,771	$12,233,810	$4,055,196	$1,500,618	$7,789,218
UNIT VALUE
Lowest	$9.61	$14.73	$17.43	$10.86	$13.47	$21.52
Highest	$13.42	$55.19	$26.46	$22.20	$16.53	$26.42

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Equity-Income (Service Class 2)	VIP Government Money Market (Service Class 2)	VIP Growth (Service Class 2)	VIP Index 500 (Service Class 2)	VIP Investment Grade Bond (Service Class 2)	VIP Overseas (Service Class 2)
ASSETS
Investments, at fair value	$5,947,443	$7,964,817	$4,469,956	$10,928,838	$7,348,048	$5,920,544
Total assets	$5,947,443	$7,964,817	$4,469,956	$10,928,838	$7,348,048	$5,920,544
NET ASSETS
Accumulation units	$5,924,836	$7,964,350	$4,462,412	$10,918,705	$7,310,052	$5,920,099
Contracts in payout (annuitization) period	22,607	467	7,544	10,133	37,996	445
Total net assets	$5,947,443	$7,964,817	$4,469,956	$10,928,838	$7,348,048	$5,920,544
FUND SHARE INFORMATION
Number of shares	299,619	7,964,817	72,201	43,801	610,810	312,430
Cost of investments	$6,345,642	$7,964,817	$3,454,445	$6,580,183	$7,625,741	$5,639,296
UNIT VALUE
Lowest	$15.16	$7.97	$19.57	$19.06	$11.38	$12.35
Highest	$19.03	$9.79	$31.06	$23.39	$16.04	$16.78

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIT International Equity Insights	VIT Mid Cap Value	VIT Small Cap Equity Insights	Janus Henderson VIT Balanced (Institutional Shares)	Janus Henderson VIT Enterprise (Institutional Shares)	Janus Henderson VIT Flexible Bond (Institutional Shares)
ASSETS
Investments, at fair value	$357,287	$1,271,112	$567,546	$17,065,257	$14,522,034	$4,761,627
Total assets	$357,287	$1,271,112	$567,546	$17,065,257	$14,522,034	$4,761,627
NET ASSETS
Accumulation units	$355,040	$1,271,112	$538,281	$16,882,403	$14,391,481	$4,706,078
Contracts in payout (annuitization) period	2,247	—	29,265	182,854	130,553	55,549
Total net assets	$357,287	$1,271,112	$567,546	$17,065,257	$14,522,034	$4,761,627
FUND SHARE INFORMATION
Number of shares	50,464	98,612	54,730	505,637	216,682	424,766
Cost of investments	$456,074	$1,607,499	$652,050	$13,580,102	$10,015,990	$5,084,283
UNIT VALUE
Lowest	$10.88	$9.01	$30.49	$22.01	$13.97	$18.65
Highest	$11.31	$9.47	$31.68	$64.27	$77.02	$30.39

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson VIT Forty (Institutional Shares)	Janus Henderson VIT Global Research (Institutional Shares)	Janus Henderson VIT Research (Institutional Shares)	Janus Henderson VIT Balanced (Service Shares)	Janus Henderson VIT Forty (Service Shares)	Janus Henderson VIT Global Research (Service Shares)
ASSETS
Investments, at fair value	$1,390,927	$8,638,315	$9,668,590	$2,686,355	$2,101,385	$347,868
Total assets	$1,390,927	$8,638,315	$9,668,590	$2,686,355	$2,101,385	$347,868
NET ASSETS
Accumulation units	$1,384,515	$8,383,156	$9,516,176	$2,686,355	$2,101,385	$347,868
Contracts in payout (annuitization) period	6,412	255,159	152,414	—	—	—
Total net assets	$1,390,927	$8,638,315	$9,668,590	$2,686,355	$2,101,385	$347,868
FUND SHARE INFORMATION
Number of shares	39,515	183,287	286,902	75,481	63,390	7,538
Cost of investments	$1,337,550	$5,817,943	$7,870,091	$2,167,458	$2,162,405	$214,278
UNIT VALUE
Lowest	$31.06	$9.08	$12.58	$19.80	$27.76	$12.57
Highest	$35.00	$38.03	$46.47	$24.31	$34.08	$15.91

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)	JPMorgan Insurance Trust	Lazard Retirement Series, Inc.	Lazard Retirement Series, Inc.	Legg Mason Partners Variable Equity Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson VIT Mid Cap Value (Service Shares)	Janus Henderson VIT Overseas (Service Shares)	JPMorgan IT Small Cap Core Portfolio	Lazard Retirement Emerging Markets Equity	Lazard Retirement International Equity	ClearBridge Variable Large Cap Value Portfolio I
ASSETS
Investments, at fair value	$3,203,013	$1,814,006	$786,342	$1,021,185	$169,235	$4,480,717
Total assets	$3,203,013	$1,814,006	$786,342	$1,021,185	$169,235	$4,480,717
NET ASSETS
Accumulation units	$3,203,013	$1,814,006	$781,694	$984,729	$169,235	$4,416,551
Contracts in payout (annuitization) period	—	—	4,648	36,456	—	64,166
Total net assets	$3,203,013	$1,814,006	$786,342	$1,021,185	$169,235	$4,480,717
FUND SHARE INFORMATION
Number of shares	235,170	70,749	37,267	54,318	19,678	250,740
Cost of investments	$3,631,728	$2,608,694	$649,636	$1,017,100	$217,131	$4,494,075
UNIT VALUE
Lowest	$18.75	$8.18	$27.89	$32.45	$12.27	$13.03
Highest	$23.02	$12.44	$28.98	$38.24	$12.75	$21.93

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Legg Mason Partners Variable Income Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Western Asset Variable Global High Yield Bond Portfolio II	MFS Growth	MFS Investors Trust	MFS New Discovery	MFS Research	MFS Total Return
ASSETS
Investments, at fair value	$4,276,783	$3,043,132	$1,479,830	$4,449,716	$1,055,525	$5,737,571
Total assets	$4,276,783	$3,043,132	$1,479,830	$4,449,716	$1,055,525	$5,737,571
NET ASSETS
Accumulation units	$4,276,244	$3,006,525	$1,477,013	$4,444,414	$1,041,491	$5,716,551
Contracts in payout (annuitization) period	539	36,607	2,817	5,302	14,034	21,020
Total net assets	$4,276,783	$3,043,132	$1,479,830	$4,449,716	$1,055,525	$5,737,571
FUND SHARE INFORMATION
Number of shares	624,348	64,734	54,707	254,852	42,340	263,433
Cost of investments	$4,990,883	$2,315,132	$1,356,077	$4,287,114	$1,020,395	$5,418,205
UNIT VALUE
Lowest	$14.39	$14.06	$17.60	$18.85	$15.80	$20.36
Highest	$17.67	$30.99	$22.96	$43.68	$25.08	$24.83

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS High Yield (Service Class)	MFS Investors Growth Stock Portfolio (Service Class)	MFS Investors Trust (Service Class)	MFS New Discovery Series (Service Class)	MFS Total Return (Service Class)	MFS Utilities (Service Class)
ASSETS
Investments, at fair value	$1,693,725	$2,573,775	$462,608	$1,882,616	$2,486,605	$1,019,293
Total assets	$1,693,725	$2,573,775	$462,608	$1,882,616	$2,486,605	$1,019,293
NET ASSETS
Accumulation units	$1,684,246	$2,573,775	$462,608	$1,846,246	$2,476,897	$1,017,831
Contracts in payout (annuitization) period	9,479	—	—	36,370	9,708	1,462
Total net assets	$1,693,725	$2,573,775	$462,608	$1,882,616	$2,486,605	$1,019,293
FUND SHARE INFORMATION
Number of shares	324,468	148,088	17,339	118,329	116,305	35,319
Cost of investments	$1,935,760	$2,575,704	$404,367	$1,869,107	$2,396,283	$933,349
UNIT VALUE
Lowest	$14.02	$19.79	$19.22	$20.33	$14.32	$27.30
Highest	$17.21	$24.29	$23.60	$25.70	$17.58	$38.38

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	MFS Variable Insurance Trust (Service Class)	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Value (Service Class)	Morgan Stanley VIF Growth	Morgan Stanley VIF Mid Cap Growth	Morgan Stanley VIF Growth (Class II)	Morgan Stanley VIF U.S. Real Estate (Class II)	Oppenheimer Discovery Mid Cap Growth (SS)
ASSETS
Investments, at fair value	$1,040,174	$6,680,827	$1,042,162	$2,893,633	$5,329,656	$976,506
Total assets	$1,040,174	$6,680,827	$1,042,162	$2,893,633	$5,329,656	$976,506
NET ASSETS
Accumulation units	$1,040,174	$6,652,684	$1,024,940	$2,893,633	$5,315,675	$976,506
Contracts in payout (annuitization) period	—	28,143	17,222	—	13,981	—
Total net assets	$1,040,174	$6,680,827	$1,042,162	$2,893,633	$5,329,656	$976,506
FUND SHARE INFORMATION
Number of shares	61,331	233,432	97,307	107,370	274,725	15,161
Cost of investments	$963,854	$5,242,654	$1,043,637	$2,996,961	$4,472,787	$959,246
UNIT VALUE
Lowest	$19.45	$35.73	$25.83	$30.51	$19.63	$16.58
Highest	$23.87	$40.26	$26.84	$37.45	$32.16	$20.02

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Global (SS)	Oppenheimer International Growth (SS)	Oppenheimer Main Street Small Cap (SS)	PIMCO VIT International Bond (US Dollar-Hedged)	PIMCO VIT Real Return	PIMCO VIT Total Return
ASSETS
Investments, at fair value	$3,078,843	$727,339	$11,159,094	$5,231,551	$5,150,520	$20,882,067
Total assets	$3,078,843	$727,339	$11,159,094	$5,231,551	$5,150,520	$20,882,067
NET ASSETS
Accumulation units	$3,078,843	$726,513	$11,114,139	$5,222,959	$5,150,520	$20,683,636
Contracts in payout (annuitization) period	—	826	44,955	8,592	—	198,431
Total net assets	$3,078,843	$727,339	$11,159,094	$5,231,551	$5,150,520	$20,882,067
FUND SHARE INFORMATION
Number of shares	82,037	343,085	557,119	482,615	434,643	1,992,564
Cost of investments	$2,729,101	$644,300	$11,147,610	$5,054,830	$5,585,785	$21,496,934
UNIT VALUE
Lowest	$18.36	$16.47	$20.06	$14.13	$11.39	$12.94
Highest	$22.54	$19.56	$31.09	$21.69	$14.87	$20.83

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Rydex Variable Trust	Rydex Variable Trust	T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT High Yield	VT International Value	Guggenheim Long Short Equity	Rydex NASDAQ-100	T. Rowe Price Equity Income	T. Rowe Price Mid-Cap Growth
ASSETS
Investments, at fair value	$1,051,465	$893,459	$449,055	$882,459	$6,948,055	$7,624,357
Total assets	$1,051,465	$893,459	$449,055	$882,459	$6,948,055	$7,624,357
NET ASSETS
Accumulation units	$1,041,449	$888,242	$449,055	$863,683	$6,909,253	$7,563,548
Contracts in payout (annuitization) period	10,016	5,217	—	18,776	38,802	60,809
Total net assets	$1,051,465	$893,459	$449,055	$882,459	$6,948,055	$7,624,357
FUND SHARE INFORMATION
Number of shares	179,125	95,455	34,045	24,137	297,434	321,703
Cost of investments	$1,185,279	$1,152,764	$445,564	$578,943	$7,273,754	$7,427,948
UNIT VALUE
Lowest	$20.37	$12.53	$11.18	$15.63	$23.57	$36.15
Highest	$23.46	$14.99	$17.64	$27.78	$27.86	$59.17

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc. II	T. Rowe Price Equity Series, Inc. II	T. Rowe Price International Series, Inc.	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	T. Rowe Price New America Growth	T. Rowe Price Blue Chip Growth II	T. Rowe Price Equity Income II	T. Rowe Price International Stock	Alger Capital Appreciation (Class 1-2)	Alger Growth & Income (Class 1-2)
ASSETS
Investments, at fair value	$3,866,623	$7,096,087	$8,502,256	$2,121,408	$8,026,503	$4,146,940
Total assets	$3,866,623	$7,096,087	$8,502,256	$2,121,408	$8,026,503	$4,146,940
NET ASSETS
Accumulation units	$3,838,994	$7,095,559	$8,502,256	$2,118,842	$7,955,133	$4,133,708
Contracts in payout (annuitization) period	27,629	528	—	2,566	71,370	13,232
Total net assets	$3,866,623	$7,096,087	$8,502,256	$2,121,408	$8,026,503	$4,146,940
FUND SHARE INFORMATION
Number of shares	150,511	239,248	365,374	162,685	117,915	223,917
Cost of investments	$3,871,099	$3,763,726	$8,606,829	$2,324,262	$7,175,368	$2,987,225
UNIT VALUE
Lowest	$21.99	$24.39	$16.07	$10.53	$19.65	$13.98
Highest	$29.81	$29.95	$19.73	$15.66	$52.10	$27.80

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class S)	The Alger Portfolios (Class S)	The Alger Portfolios (Class S)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger Large Cap Growth (Class 1-2)	Alger Mid Cap Growth (Class 1-2)	Alger Small Cap Growth (Class 1-2)	Alger Capital Appreciation (Class S)	Alger Large Cap Growth (Class S)	Alger Mid Cap Growth (Class S)
ASSETS
Investments, at fair value	$3,418,094	$6,393,556	$3,728,365	$2,199,886	$3,661,928	$2,671,033
Total assets	$3,418,094	$6,393,556	$3,728,365	$2,199,886	$3,661,928	$2,671,033
NET ASSETS
Accumulation units	$3,389,286	$6,321,240	$3,655,798	$2,199,886	$3,659,385	$2,671,033
Contracts in payout (annuitization) period	28,808	72,316	72,567	—	2,543	—
Total net assets	$3,418,094	$6,393,556	$3,728,365	$2,199,886	$3,661,928	$2,671,033
FUND SHARE INFORMATION
Number of shares	66,461	327,036	159,128	34,144	73,904	146,679
Cost of investments	$3,372,819	$5,767,772	$3,873,407	$2,144,449	$4,008,851	$2,365,199
UNIT VALUE
Lowest	$13.76	$16.83	$14.20	$28.90	$17.93	$15.28
Highest	$27.45	$32.66	$25.03	$35.47	$27.96	$18.76
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	VanEck VIP Trust	VanEck VIP Trust	Wells Fargo Variable Trust	Wells Fargo Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VanEck VIP Emerging Markets	VanEck VIP Global Hard Assets	Wells Fargo VT Discovery	Wells Fargo VT Opportunity
ASSETS
Investments, at fair value	$1,116,314	$1,050,910	$2,539,856	$3,197,200
Total assets	$1,116,314	$1,050,910	$2,539,856	$3,197,200
NET ASSETS
Accumulation units	$1,116,314	$1,050,910	$2,535,790	$3,178,192
Contracts in payout (annuitization) period	—	—	4,066	19,008
Total net assets	$1,116,314	$1,050,910	$2,539,856	$3,197,200
FUND SHARE INFORMATION
Number of shares	93,572	61,746	97,164	139,921
Cost of investments	$1,279,682	$1,696,259	$2,504,109	$3,094,926
UNIT VALUE
Lowest	$21.05	$13.15	$29.16	$21.85
Highest	$25.84	$16.14	$31.45	$23.56

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. American Franchise	Invesco V.I. American Value	Invesco V.I. High Yield	Invesco V.I. Value Opportunities	Invesco V.I. American Franchise II	Invesco V.I. Core Equity II
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$42,153	$31,768	$10,255	$—	$—
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(4,619)	(127,514)	(9,104)	(47,436)	(8,562)	(23,406)
Administrative expense	(300)	(9,256)	(658)	(3,285)	(584)	(1,637)
Net investment income (loss)	(4,919)	(94,617)	22,006	(40,466)	(9,146)	(25,043)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	47,056	1,582,776	91,756	623,289	125,129	462,247
Cost of investments sold	29,130	1,351,268	90,330	605,771	84,689	353,384
Realized gains (losses) on fund shares	17,926	231,508	1,426	17,518	40,440	108,863
Realized gain distributions	18,815	1,206,349	—	329,013	36,927	95,190
Net realized gains (losses)	36,741	1,437,857	1,426	346,531	77,367	204,053
Change in unrealized gains (losses)	(41,041)	(2,438,801)	(54,087)	(951,161)	(88,085)	(325,266)
Net realized and change in unrealized gains
(losses) on investments	(4,300)	(1,000,944)	(52,661)	(604,630)	(10,718)	(121,213)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(9,219)	$(1,095,561)	$(30,655)	$(645,096)	$(19,864)	$(146,256)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	Deutsche DWS Investments VIT Funds*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Government Securities II	Invesco V.I. Growth and Income II	Invesco V.I. Mid Cap Core Equity II	Invesco V.I. Mid Cap Growth II	Invesco V.I. Value Opportunities II	DWS Equity 500 Index VIP (Class B)*
NET INVESTMENT INCOME (LOSS)
Dividends	$25,709	$214,720	$3,317	$—	$—	$11,675
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(20,901)	(181,669)	(44,472)	(44,218)	(24,121)	(12,719)
Administrative expense	(1,442)	(12,790)	(3,103)	(3,199)	(1,681)	(835)
Net investment income (loss)	3,366	20,261	(44,258)	(47,417)	(25,802)	(1,879)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	434,914	2,788,786	640,917	756,052	190,927	162,561
Cost of investments sold	459,168	2,495,011	583,909	619,465	187,059	114,837
Realized gains (losses) on fund shares	(24,254)	293,775	57,008	136,587	3,868	47,724
Realized gain distributions	—	1,128,765	424,904	332,170	172,804	74,091
Net realized gains (losses)	(24,254)	1,422,540	481,912	468,757	176,672	121,815
Change in unrealized gains (losses)	(801)	(3,166,596)	(813,145)	(602,913)	(494,025)	(166,910)
Net realized and change in unrealized gains
(losses) on investments	(25,055)	(1,744,056)	(331,233)	(134,156)	(317,353)	(45,095)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(21,689)	$(1,723,795)	$(375,491)	$(181,573)	$(343,155)	$(46,974)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Deutsche DWS Investments VIT Funds*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series II*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	DWS Small Cap Index VIP (Class B)*	DWS Bond VIP (Class A)*	DWS Core Equity VIP (Class A)*	DWS CROCI® International VIP (Class A)*	DWS Global Small Cap VIP (Class A)*	DWS Global Income Builder VIP (Class A)*
NET INVESTMENT INCOME (LOSS)
Dividends	$2,859	$99,503	$18,122	$7,075	$7,343	$97,349
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(5,707)	(30,256)	(15,404)	(9,942)	(37,138)	(34,856)
Administrative expense	(395)	(2,324)	(1,052)	(680)	(2,548)	(3,066)
Net investment income (loss)	(3,243)	66,923	1,666	(3,547)	(32,343)	59,427
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	165,328	362,971	296,602	111,427	651,131	550,642
Cost of investments sold	131,054	411,829	262,685	132,603	720,835	519,321
Realized gains (losses) on fund shares	34,274	(48,858)	33,917	(21,176)	(69,704)	31,321
Realized gain distributions	27,845	—	270,451	—	345,959	235,722
Net realized gains (losses)	62,119	(48,858)	304,368	(21,176)	276,255	267,043
Change in unrealized gains (losses)	(88,537)	(112,534)	(370,454)	(82,854)	(763,793)	(557,347)
Net realized and change in unrealized gains
(losses) on investments	(26,418)	(161,392)	(66,086)	(104,030)	(487,538)	(290,304)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(29,661)	$(94,469)	$(64,420)	$(107,577)	$(519,881)	$(230,877)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Federated Insurance Series	Federated Insurance Series	Federated Insurance Series	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II	Federated Managed Volatility Fund II (Primary Shares)*	VIP Asset Manager	VIP Contrafund	VIP Equity-Income
NET INVESTMENT INCOME (LOSS)
Dividends	$126,986	$440,832	$52,894	$54,861	$197,460	$306,588
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(73,199)	(76,231)	(22,444)	(43,820)	(399,955)	(183,554)
Administrative expense	(5,750)	(6,251)	(2,060)	(4,227)	(32,357)	(17,568)
Net investment income (loss)	48,037	358,350	28,390	6,814	(234,852)	105,466
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,137,395	2,119,195	572,969	543,082	5,017,201	1,838,833
Cost of investments sold	1,216,413	2,188,849	524,099	543,729	3,882,775	1,753,584
Realized gains (losses) on fund shares	(79,018)	(69,654)	48,870	(647)	1,134,426	85,249
Realized gain distributions	—	—	—	113,517	2,567,938	649,839
Net realized gains (losses)	(79,018)	(69,654)	48,870	112,870	3,702,364	735,088
Change in unrealized gains (losses)	(37,838)	(536,784)	(235,305)	(333,988)	(5,361,571)	(2,143,665)
Net realized and change in unrealized gains
(losses) on investments	(116,856)	(606,438)	(186,435)	(221,118)	(1,659,207)	(1,408,577)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(68,819)	$(248,088)	$(158,045)	$(214,304)	$(1,894,059)	$(1,303,111)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Government Money Market	VIP Growth	VIP Index 500	VIP Overseas	VIP Asset Manager (Service Class 2)	VIP Contrafund (Service Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$273,051	$40,820	$413,910	$76,910	$22,284	$42,924
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(239,216)	(233,087)	(322,955)	(71,263)	(22,346)	(145,591)
Administrative expense	(17,749)	(20,225)	(25,118)	(5,730)	(1,507)	(10,109)
Net investment income (loss)	16,086	(212,492)	65,837	(83)	(1,569)	(112,776)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	10,345,369	2,095,482	3,998,281	885,690	100,580	1,648,133
Cost of investments sold	10,345,369	1,389,592	2,314,987	718,329	100,433	1,344,730
Realized gains (losses) on fund shares	—	705,890	1,683,294	167,361	147	303,403
Realized gain distributions	—	2,349,831	111,095	—	50,417	914,883
Net realized gains (losses)	—	3,055,721	1,794,389	167,361	50,564	1,218,286
Change in unrealized gains (losses)	—	(2,998,797)	(3,030,955)	(987,922)	(155,986)	(1,799,125)
Net realized and change in unrealized gains
(losses) on investments	—	56,924	(1,236,566)	(820,561)	(105,422)	(580,839)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$16,086	$(155,568)	$(1,170,729)	$(820,644)	$(106,991)	$(693,615)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Equity-Income (Service Class 2)	VIP Government Money Market (Service Class 2)	VIP Growth (Service Class 2)	VIP Index 500 (Service Class 2)	VIP Investment Grade Bond (Service Class 2)	VIP Overseas (Service Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$137,561	$151,401	$2,598	$189,414	$178,558	$89,346
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(105,922)	(157,649)	(78,355)	(185,060)	(115,677)	(105,358)
Administrative expense	(7,235)	(10,951)	(5,491)	(12,766)	(8,016)	(7,339)
Net investment income (loss)	24,404	(17,199)	(81,248)	(8,412)	54,865	(23,351)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,649,470	6,214,370	1,865,058	2,374,388	1,493,065	1,652,554
Cost of investments sold	1,564,614	6,214,370	1,547,622	1,252,858	1,536,488	1,336,364
Realized gains (losses) on fund shares	84,856	—	317,436	1,121,530	(43,423)	316,190
Realized gain distributions	354,903	—	897,913	62,207	52,898	—
Net realized gains (losses)	439,759	—	1,215,349	1,183,737	9,475	316,190
Change in unrealized gains (losses)	(1,116,617)	—	(1,188,051)	(1,830,824)	(265,988)	(1,452,991)
Net realized and change in unrealized gains
(losses) on investments	(676,858)	—	27,298	(647,087)	(256,513)	(1,136,801)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(652,454)	$(17,199)	$(53,950)	$(655,499)	$(201,648)	$(1,160,152)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIT International Equity Insights*	VIT Mid Cap Value	VIT Small Cap Equity Insights	Janus Henderson VIT Balanced (Institutional Shares)	Janus Henderson VIT Enterprise (Institutional Shares)	Janus Henderson VIT Flexible Bond (Institutional Shares)
NET INVESTMENT INCOME (LOSS)
Dividends	$8,066	$18,838	$3,149	$406,869	$39,336	$156,584
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(5,689)	(22,111)	(9,360)	(258,637)	(221,978)	(71,432)
Administrative expense	(422)	(1,541)	(687)	(21,641)	(19,804)	(5,529)
Net investment income (loss)	1,955	(4,814)	(6,898)	126,591	(202,446)	79,623
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	37,861	326,556	78,075	3,339,391	2,450,286	1,261,954
Cost of investments sold	33,736	327,259	66,410	2,505,960	1,486,883	1,331,385
Realized gains (losses) on fund shares	4,125	(703)	11,665	833,431	963,403	(69,431)
Realized gain distributions	72,004	170,836	94,368	526,749	768,132	—
Net realized gains (losses)	76,129	170,133	106,033	1,360,180	1,731,535	(69,431)
Change in unrealized gains (losses)	(153,602)	(333,403)	(159,141)	(1,537,441)	(1,669,585)	(149,797)
Net realized and change in unrealized gains
(losses) on investments	(77,473)	(163,270)	(53,108)	(177,261)	61,950	(219,228)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(75,518)	$(168,084)	$(60,006)	$(50,670)	$(140,496)	$(139,605)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson VIT Forty (Institutional Shares)	Janus Henderson VIT Global Research (Institutional Shares)	Janus Henderson VIT Research (Institutional Shares)	Janus Henderson VIT Balanced (Service Shares)	Janus Henderson VIT Forty (Service Shares)	Janus Henderson VIT Global Research (Service Shares)
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$111,718	$59,784	$55,189	$—	$4,097
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(25,366)	(132,567)	(143,624)	(44,732)	(36,752)	(5,998)
Administrative expense	(1,788)	(12,520)	(13,902)	(3,122)	(2,389)	(434)
Net investment income (loss)	(27,154)	(33,369)	(97,742)	7,335	(39,141)	(2,335)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	442,734	1,244,688	1,218,147	729,098	387,719	74,250
Cost of investments sold	369,758	752,214	888,589	557,245	340,203	40,791
Realized gains (losses) on fund shares	72,976	492,474	329,558	171,853	47,516	33,459
Realized gain distributions	248,662	—	525,367	83,372	335,687	—
Net realized gains (losses)	321,638	492,474	854,925	255,225	383,203	33,459
Change in unrealized gains (losses)	(246,869)	(1,228,572)	(1,110,478)	(275,476)	(325,691)	(62,442)
Net realized and change in unrealized gains
(losses) on investments	74,769	(736,098)	(255,553)	(20,251)	57,512	(28,983)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$47,615	$(769,467)	$(353,295)	$(12,916)	$18,371	$(31,318)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Janus Aspen Series (Service Shares)	Janus Aspen Series (Service Shares)	JPMorgan Insurance Trust	Lazard Retirement Series, Inc.	Lazard Retirement Series, Inc.	Legg Mason Partners Variable Equity Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson VIT Mid Cap Value (Service Shares)	Janus Henderson VIT Overseas (Service Shares)	JPMorgan IT Small Cap Core Portfolio	Lazard Retirement Emerging Markets Equity	Lazard Retirement International Equity	ClearBridge Variable Large Cap Value Portfolio I
NET INVESTMENT INCOME (LOSS)
Dividends	$33,540	$35,565	$4,013	$21,881	$3,025	$77,215
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(56,390)	(31,284)	(14,950)	(17,370)	(2,954)	(77,613)
Administrative expense	(3,866)	(2,274)	(1,062)	(1,230)	(210)	(5,512)
Net investment income (loss)	(26,716)	2,007	(11,999)	3,281	(139)	(5,910)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	703,563	617,825	183,310	182,121	44,069	1,205,982
Cost of investments sold	648,693	739,145	127,010	152,874	46,632	1,002,616
Realized gains (losses) on fund shares	54,870	(121,320)	56,300	29,247	(2,563)	203,366
Realized gain distributions	334,281	—	68,855	—	9,848	322,851
Net realized gains (losses)	389,151	(121,320)	125,155	29,247	7,285	526,217
Change in unrealized gains (losses)	(943,245)	(229,427)	(231,012)	(292,768)	(38,348)	(1,038,606)
Net realized and change in unrealized gains
(losses) on investments	(554,094)	(350,747)	(105,857)	(263,521)	(31,063)	(512,389)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(580,810)	$(348,740)	$(117,856)	$(260,240)	$(31,202)	$(518,299)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Legg Mason Partners Variable Income Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Western Asset Variable Global High Yield Bond Portfolio II	MFS Growth	MFS Investors Trust	MFS New Discovery	MFS Research	MFS Total Return
NET INVESTMENT INCOME (LOSS)
Dividends	$225,647	$3,125	$10,622	$—	$8,292	$137,191
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(69,778)	(52,903)	(21,196)	(77,202)	(17,029)	(92,723)
Administrative expense	(4,822)	(3,609)	(1,475)	(5,230)	(1,227)	(6,382)
Net investment income (loss)	151,047	(53,387)	(12,049)	(82,432)	(9,964)	38,086
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	851,358	775,105	193,488	1,032,466	206,703	850,829
Cost of investments sold	941,422	494,879	147,370	773,297	163,301	717,576
Realized gains (losses) on fund shares	(90,064)	280,226	46,118	259,169	43,402	133,253
Realized gain distributions	—	231,864	73,815	679,828	136,973	279,541
Net realized gains (losses)	(90,064)	512,090	119,933	938,997	180,375	412,794
Change in unrealized gains (losses)	(334,744)	(366,084)	(228,325)	(950,431)	(228,889)	(896,785)
Net realized and change in unrealized gains
(losses) on investments	(424,808)	146,006	(108,392)	(11,434)	(48,514)	(483,991)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(273,761)	$92,619	$(120,441)	$(93,866)	$(58,478)	$(445,905)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS High Yield (Service Class)	MFS Investors Growth Stock Portfolio (Service Class)	MFS Investors Trust (Service Class)	MFS New Discovery Series (Service Class)	MFS Total Return (Service Class)	MFS Utilities (Service Class)
NET INVESTMENT INCOME (LOSS)
Dividends	$107,142	$10,100	$2,496	$—	$55,988	$9,317
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(30,001)	(44,302)	(7,849)	(33,966)	(42,906)	(15,954)
Administrative expense	(2,026)	(3,069)	(538)	(2,410)	(2,903)	(1,133)
Net investment income (loss)	75,115	(37,271)	(5,891)	(36,376)	10,179	(7,770)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	599,197	876,044	129,235	596,253	727,481	214,693
Cost of investments sold	643,798	790,630	95,549	474,794	634,358	192,316
Realized gains (losses) on fund shares	(44,601)	85,414	33,686	121,459	93,123	22,377
Realized gain distributions	—	178,493	25,138	318,376	128,923	4,260
Net realized gains (losses)	(44,601)	263,907	58,824	439,835	222,046	26,637
Change in unrealized gains (losses)	(122,811)	(210,091)	(86,285)	(431,359)	(439,421)	(25,059)
Net realized and change in unrealized gains
(losses) on investments	(167,412)	53,816	(27,461)	8,476	(217,375)	1,578
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(92,297)	$16,545	$(33,352)	$(27,900)	$(207,196)	$(6,192)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	MFS Variable Insurance Trust (Service Class)	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Value (Service Class)	Morgan Stanley VIF Growth	Morgan Stanley VIF Mid Cap Growth	Morgan Stanley VIF Growth (Class II)	Morgan Stanley VIF U.S. Real Estate (Class II)	Oppenheimer Discovery Mid Cap Growth (SS)
NET INVESTMENT INCOME (LOSS)
Dividends	$15,585	$—	$—	$—	$145,101	$—
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(17,128)	(111,392)	(16,717)	(19,119)	(87,778)	(15,818)
Administrative expense	(1,204)	(7,822)	(1,233)	(1,374)	(5,950)	(1,104)
Net investment income (loss)	(2,747)	(119,214)	(17,950)	(20,493)	51,373	(16,922)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	258,693	1,240,161	200,631	393,598	992,267	217,300
Cost of investments sold	194,977	766,240	174,412	302,090	775,265	170,679
Realized gains (losses) on fund shares	63,716	473,921	26,219	91,508	217,002	46,621
Realized gain distributions	81,158	1,414,221	259,521	174,372	—	164,801
Net realized gains (losses)	144,874	1,888,142	285,740	265,880	217,002	211,422
Change in unrealized gains (losses)	(278,567)	(1,284,299)	(157,337)	(299,917)	(842,595)	(280,433)
Net realized and change in unrealized gains
(losses) on investments	(133,693)	603,843	128,403	(34,037)	(625,593)	(69,011)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(136,440)	$484,629	$110,453	$(54,530)	$(574,220)	$(85,933)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Global (SS)	Oppenheimer International Growth (SS)	Oppenheimer Main Street Small Cap (SS)	PIMCO VIT International Bond (US Dollar-Hedged)*	PIMCO VIT Real Return	PIMCO VIT Total Return
NET INVESTMENT INCOME (LOSS)
Dividends	$28,246	$5,571	$8,054	$76,100	$145,418	$567,586
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(53,940)	(13,423)	(206,305)	(84,015)	(88,102)	(318,353)
Administrative expense	(3,728)	(1,217)	(14,155)	(6,003)	(5,939)	(23,226)
Net investment income (loss)	(29,422)	(9,069)	(212,406)	(13,918)	51,377	226,007
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	584,144	222,775	2,914,437	1,764,724	1,440,083	4,330,131
Cost of investments sold	415,759	165,772	2,301,266	1,702,334	1,539,942	4,403,477
Realized gains (losses) on fund shares	168,385	57,003	613,171	62,390	(99,859)	(73,346)
Realized gain distributions	263,448	17,657	1,757,810	17,650	—	256,507
Net realized gains (losses)	431,833	74,660	2,370,981	80,040	(99,859)	183,161
Change in unrealized gains (losses)	(932,787)	(268,036)	(3,598,791)	(30,532)	(182,827)	(914,144)
Net realized and change in unrealized gains
(losses) on investments	(500,954)	(193,376)	(1,227,810)	49,508	(282,686)	(730,983)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(530,376)	$(202,445)	$(1,440,216)	$35,590	$(231,309)	$(504,976)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Rydex Variable Trust	Rydex Variable Trust	T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT High Yield	VT International Value	Guggenheim Long Short Equity	Rydex NASDAQ-100	T. Rowe Price Equity Income	T. Rowe Price Mid-Cap Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$67,744	$26,746	$—	$—	$165,000	$—
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(16,782)	(17,486)	(8,491)	(15,306)	(124,212)	(131,936)
Administrative expense	(1,176)	(1,331)	(586)	(1,039)	(8,404)	(9,008)
Net investment income (loss)	49,786	7,929	(9,077)	(16,345)	32,384	(140,944)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	250,069	384,070	167,083	122,701	1,531,697	1,906,121
Cost of investments sold	265,253	427,394	142,035	67,190	1,283,238	1,464,317
Realized gains (losses) on fund shares	(15,184)	(43,324)	25,048	55,511	248,459	441,804
Realized gain distributions	—	—	80,336	40,426	699,992	1,108,448
Net realized gains (losses)	(15,184)	(43,324)	105,384	95,937	948,451	1,550,252
Change in unrealized gains (losses)	(98,377)	(194,454)	(179,437)	(102,499)	(1,831,175)	(1,606,434)
Net realized and change in unrealized gains
(losses) on investments	(113,561)	(237,778)	(74,053)	(6,562)	(882,724)	(56,182)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(63,775)	$(229,849)	$(83,130)	$(22,907)	$(850,340)	$(197,126)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc. II	T. Rowe Price Equity Series, Inc. II	T. Rowe Price International Series, Inc.	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	T. Rowe Price New America Growth	T. Rowe Price Blue Chip Growth II	T. Rowe Price Equity Income II	T. Rowe Price International Stock	Alger Capital Appreciation (Class 1-2)	Alger Growth & Income (Class 1-2)
NET INVESTMENT INCOME (LOSS)
Dividends	$6,705	$—	$175,647	$32,793	$7,461	$77,364
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(58,288)	(129,782)	(148,854)	(38,013)	(131,459)	(65,433)
Administrative expense	(4,071)	(8,963)	(10,218)	(2,591)	(10,219)	(5,129)
Net investment income (loss)	(55,654)	(138,745)	16,575	(7,811)	(134,217)	6,802
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	778,739	4,339,624	2,026,391	671,967	1,610,769	798,338
Cost of investments sold	629,728	2,374,091	1,644,823	558,976	1,047,769	483,025
Realized gains (losses) on fund shares	149,011	1,965,533	381,568	112,991	563,000	315,313
Realized gain distributions	425,115	235,928	846,046	230,979	1,428,109	252,907
Net realized gains (losses)	574,126	2,201,461	1,227,614	343,970	1,991,109	568,220
Change in unrealized gains (losses)	(590,820)	(1,863,459)	(2,296,110)	(727,065)	(1,888,463)	(831,277)
Net realized and change in unrealized gains
(losses) on investments	(16,694)	338,002	(1,068,496)	(383,095)	102,646	(263,057)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(72,348)	$199,257	$(1,051,921)	$(390,906)	$(31,571)	$(256,255)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class 1-2)	The Alger Portfolios (Class S)	The Alger Portfolios (Class S)	The Alger Portfolios (Class S)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger Large Cap Growth (Class 1-2)	Alger Mid Cap Growth (Class 1-2)	Alger Small Cap Growth (Class 1-2)	Alger Capital Appreciation (Class S)	Alger Large Cap Growth (Class S)	Alger Mid Cap Growth (Class S)
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(55,601)	(114,963)	(61,459)	(36,746)	(49,038)	(48,835)
Administrative expense	(4,389)	(8,564)	(4,912)	(2,562)	(3,514)	(3,328)
Net investment income (loss)	(59,990)	(123,527)	(66,371)	(39,308)	(52,552)	(52,163)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	782,265	1,428,950	608,676	488,994	729,682	709,169
Cost of investments sold	581,981	932,615	544,585	351,368	528,622	439,301
Realized gains (losses) on fund shares	200,284	496,335	64,091	137,626	201,060	269,868
Realized gain distributions	635,026	1,015,417	164,708	406,585	693,073	438,889
Net realized gains (losses)	835,310	1,511,752	228,799	544,211	894,133	708,757
Change in unrealized gains (losses)	(688,877)	(1,941,819)	(109,385)	(522,228)	(866,210)	(884,521)
Net realized and change in unrealized gains
(losses) on investments	146,433	(430,067)	119,414	21,983	27,923	(175,764)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$86,443	$(553,594)	$53,043	$(17,325)	$(24,629)	$(227,927)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	VanEck VIP Trust	VanEck VIP Trust	Wells Fargo Variable Trust	Wells Fargo Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VanEck VIP Emerging Markets	VanEck VIP Global Hard Assets	Wells Fargo VT Discovery	Wells Fargo VT Opportunity
NET INVESTMENT INCOME (LOSS)
Dividends	$4,504	$—	$—	$7,549
Charges from Lincoln Benefit
Life Company:
Mortality and expense risk	(21,137)	(22,807)	(46,224)	(57,161)
Administrative expense	(1,455)	(1,487)	(3,194)	(3,988)
Net investment income (loss)	(18,088)	(24,294)	(49,418)	(53,600)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	314,954	243,097	529,547	795,679
Cost of investments sold	298,690	300,771	429,065	654,180
Realized gains (losses) on fund shares	16,264	(57,674)	100,482	141,499
Realized gain distributions	—	—	383,146	379,981
Net realized gains (losses)	16,264	(57,674)	483,628	521,480
Change in unrealized gains (losses)	(376,716)	(367,780)	(648,652)	(738,475)
Net realized and change in unrealized gains
(losses) on investments	(360,452)	(425,454)	(165,024)	(216,995)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(378,540)	$(449,748)	$(214,442)	$(270,595)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. American Franchise		Invesco V.I. American Value		Invesco V.I. High Yield
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,919)	$(4,383)	$(94,617)	$(70,554)	$22,006	$17,464
Net realized gains (losses)	36,741	29,541	1,437,857	349,269	1,426	5,803
Change in unrealized gains (losses)	(41,041)	36,771	(2,438,801)	442,924	(54,087)	12,276
Increase (decrease) in net assets from operations	(9,219)	61,929	(1,095,561)	721,639	(30,655)	35,543

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	25,863	14,971	—	—
Benefit payments	(1,051)	—	(43,728)	(130,798)	(5,111)	(7,725)
Payments on termination	(39,558)	(14,328)	(1,083,368)	(1,189,946)	(73,597)	(99,364)
Loans-net	—	—	(382)	—	—	—
Contract Maintenance Charge	—	—	(2,766)	(3,007)	(187)	(210)
Transfers among the sub-accounts and with the
Fixed Account - net	(777)	(1,542)	(164,678)	(39,048)	15,756	(59,615)
Increase (decrease) in net assets from contract transactions	(41,386)	(15,870)	(1,269,059)	(1,347,828)	(63,139)	(166,914)

INCREASE (DECREASE) IN NET ASSETS	(50,605)	46,059	(2,364,620)	(626,189)	(93,794)	(131,371)
NET ASSETS AT BEGINNING OF PERIOD	294,312	248,253	9,301,745	9,927,934	695,999	827,370
NET ASSETS AT END OF PERIOD	$243,707	$294,312	$6,937,125	$9,301,745	$602,205	$695,999

UNITS OUTSTANDING
Units outstanding at beginning of period	17,614	18,612	324,125	371,186	37,644	46,903
Units issued	45	20	6,619	21,743	1,031	710
Units redeemed	(2,263)	(1,018)	(50,359)	(68,804)	(4,513)	(9,969)
Units outstanding at end of period	15,396	17,614	280,385	324,125	34,162	37,644

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Value Opportunities		Invesco V.I. American Franchise II		Invesco V.I. Core Equity II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(40,466)	$(42,203)	$(9,146)	$(9,453)	$(25,043)	$(13,253)
Net realized gains (losses)	346,531	(39,189)	77,367	87,151	204,053	165,124
Change in unrealized gains (losses)	(951,161)	616,691	(88,085)	54,954	(325,266)	42,488
Increase (decrease) in net assets from operations	(645,096)	535,299	(19,864)	132,652	(146,256)	194,359

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	22,207	19,314	1,550	4,832	3,228	4,074
Benefit payments	(17,857)	(17,833)	(22,581)	(5,124)	(42,182)	(264)
Payments on termination	(330,336)	(382,882)	(50,952)	(70,271)	(365,734)	(249,808)
Loans-net	—	—	—	(1,330)	—	—
Contract Maintenance Charge	(1,255)	(1,404)	(517)	(444)	(1,885)	(2,182)
Transfers among the sub-accounts and with the
Fixed Account - net	(176,569)	(44,974)	(34,727)	(5,046)	37,885	13,009
Increase (decrease) in net assets from contract transactions	(503,810)	(427,779)	(107,227)	(77,383)	(368,688)	(235,171)

INCREASE (DECREASE) IN NET ASSETS	(1,148,906)	107,520	(127,091)	55,269	(514,944)	(40,812)
NET ASSETS AT BEGINNING OF PERIOD	3,713,499	3,605,979	603,831	548,562	1,805,258	1,846,070
NET ASSETS AT END OF PERIOD	$2,564,593	$3,713,499	$476,740	$603,831	$1,290,314	$1,805,258

UNITS OUTSTANDING
Units outstanding at beginning of period	223,251	250,539	33,097	37,643	102,471	116,617
Units issued	4,777	15,781	519	1,992	4,327	2,700
Units redeemed	(34,429)	(43,069)	(5,972)	(6,538)	(24,353)	(16,846)
Units outstanding at end of period	193,599	223,251	27,644	33,097	82,445	102,471

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Government Securities II		Invesco V.I. Growth and Income II		Invesco V.I. Mid Cap Core Equity II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,366	$3,790	$20,261	$(39,467)	$(44,258)	$(42,389)
Net realized gains (losses)	(24,254)	(15,391)	1,422,540	933,841	481,912	124,047
Change in unrealized gains (losses)	(801)	14,679	(3,166,596)	721,247	(813,145)	341,683
Increase (decrease) in net assets from operations	(21,689)	3,078	(1,723,795)	1,615,621	(375,491)	423,341

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,186	3,121	36,280	24,322	2,635	3,293
Benefit payments	(4,118)	(7,594)	(121,079)	(69,412)	(31,784)	(64,671)
Payments on termination	(308,916)	(388,929)	(1,924,565)	(2,357,502)	(519,754)	(413,869)
Loans-net	—	—	2,396	(10,037)	—	(1,875)
Contract Maintenance Charge	(3,194)	(1,520)	(11,452)	(10,673)	(3,719)	(2,358)
Transfers among the sub-accounts and with the
Fixed Account - net	(36,942)	68,402	(127,268)	5,095	83,275	(52,631)
Increase (decrease) in net assets from contract transactions	(349,984)	(326,520)	(2,145,688)	(2,418,207)	(469,347)	(532,111)

INCREASE (DECREASE) IN NET ASSETS	(371,673)	(323,442)	(3,869,483)	(802,586)	(844,838)	(108,770)
NET ASSETS AT BEGINNING OF PERIOD	1,628,973	1,952,415	13,777,083	14,579,669	3,406,684	3,515,454
NET ASSETS AT END OF PERIOD	$1,257,300	$1,628,973	$9,907,600	$13,777,083	$2,561,846	$3,406,684

UNITS OUTSTANDING
Units outstanding at beginning of period	140,262	168,565	560,610	666,869	161,030	187,727
Units issued	5,622	6,627	20,754	34,196	6,613	3,603
Units redeemed	(36,421)	(34,930)	(106,772)	(140,455)	(28,504)	(30,300)
Units outstanding at end of period	109,463	140,262	474,592	560,610	139,139	161,030

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		Deutsche DWS Investments VIT Funds*
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Mid Cap Growth II		Invesco V.I. Value Opportunities II		DWS Equity 500 Index VIP (Class B)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(47,417)	$(48,669)	$(25,802)	$(27,183)	$(1,879)	$(1,325)
Net realized gains (losses)	468,757	374,208	176,672	(17,241)	121,815	73,228
Change in unrealized gains (losses)	(602,913)	262,954	(494,025)	303,478	(166,910)	73,663
Increase (decrease) in net assets from operations	(181,573)	588,493	(343,155)	259,054	(46,974)	145,566

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	8,613	15,699	2,288	2,144	—	—
Benefit payments	(43,322)	(141,081)	(7,691)	(22,081)	—	—
Payments on termination	(356,671)	(335,063)	(133,253)	(232,324)	(134,350)	(48,064)
Loans-net	—	—	—	—	—	—
Contract Maintenance Charge	(1,181)	(1,054)	(2,536)	(607)	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	21,055	(169,413)	66,101	(52,219)	(11,084)	(25,344)
Increase (decrease) in net assets from contract transactions	(371,506)	(630,912)	(75,091)	(305,087)	(145,434)	(73,408)

INCREASE (DECREASE) IN NET ASSETS	(553,079)	(42,419)	(418,246)	(46,033)	(192,408)	72,158
NET ASSETS AT BEGINNING OF PERIOD	3,119,945	3,162,364	1,808,548	1,854,581	891,167	819,009
NET ASSETS AT END OF PERIOD	$2,566,866	$3,119,945	$1,390,302	$1,808,548	$698,759	$891,167

UNITS OUTSTANDING
Units outstanding at beginning of period	127,557	155,710	112,855	133,610	30,867	33,817
Units issued	13,158	24,316	6,892	2,596	120	840
Units redeemed	(27,690)	(52,469)	(10,520)	(23,351)	(5,032)	(3,790)
Units outstanding at end of period	113,025	127,557	109,227	112,855	25,955	30,867

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche DWS Investments VIT Funds*		Deutsche DWS Variable Series I*		Deutsche DWS Variable Series I*
	Sub-Account		Sub-Account		Sub-Account
	DWS Small Cap Index VIP (Class B)*		DWS Bond VIP (Class A)*		DWS Core Equity VIP (Class A)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(3,243)	$(3,260)	$66,923	$23,680	$1,666	$(4,043)
Net realized gains (losses)	62,119	26,903	(48,858)	(27,721)	304,368	128,517
Change in unrealized gains (losses)	(88,537)	22,599	(112,534)	107,181	(370,454)	74,132
Increase (decrease) in net assets from operations	(29,661)	46,242	(94,469)	103,140	(64,420)	198,606

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	11,790	13,549	3,052	11,263
Benefit payments	—	—	(20,610)	(31,543)	(2,282)	(2,182)
Payments on termination	(156,509)	(47,223)	(231,635)	(174,234)	(169,357)	(121,950)
Loans-net	—	—	(313)	—	80	79
Contract Maintenance Charge	—	—	(1,441)	(1,650)	(504)	(561)
Transfers among the sub-accounts and with the
Fixed Account - net	(9)	12,730	(54,452)	(121)	(71,325)	(74,713)
Increase (decrease) in net assets from contract transactions	(156,518)	(34,493)	(296,661)	(193,999)	(240,336)	(188,064)

INCREASE (DECREASE) IN NET ASSETS	(186,179)	11,749	(391,130)	(90,859)	(304,756)	10,542
NET ASSETS AT BEGINNING OF PERIOD	404,987	393,238	2,392,762	2,483,621	1,166,724	1,156,182
NET ASSETS AT END OF PERIOD	$218,808	$404,987	$2,001,632	$2,392,762	$861,968	$1,166,724

UNITS OUTSTANDING
Units outstanding at beginning of period	11,843	12,891	154,493	167,016	55,235	65,434
Units issued	74	504	2,572	3,562	1,648	3,862
Units redeemed	(4,490)	(1,552)	(22,708)	(16,085)	(13,067)	(14,061)
Units outstanding at end of period	7,427	11,843	134,357	154,493	43,816	55,235

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche DWS Variable Series I*		Deutsche DWS Variable Series I*		Deutsche DWS Variable Series II*
	Sub-Account		Sub-Account		Sub-Account
	DWS CROCI® International VIP (Class A)*		DWS Global Small Cap VIP (Class A)*		DWS Global Income Builder VIP (Class A)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(3,547)	$41,541	$(32,343)	$(52,133)	$59,427	$42,608
Net realized gains (losses)	(21,176)	(25,131)	276,255	171,689	267,043	45,113
Change in unrealized gains (losses)	(82,854)	121,775	(763,793)	429,004	(557,347)	282,675
Increase (decrease) in net assets from operations	(107,577)	138,185	(519,881)	548,560	(230,877)	370,396

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,346	2,332	10,012	11,054	27,273	12,003
Benefit payments	(6,094)	(6,906)	(58,035)	(64,524)	(70,398)	(7,628)
Payments on termination	(94,788)	(55,858)	(346,560)	(423,392)	(366,543)	(331,703)
Loans-net	(208)	—	—	—	—	—
Contract Maintenance Charge	(261)	(336)	(1,483)	(1,757)	(1,752)	(1,825)
Transfers among the sub-accounts and with the
Fixed Account - net	18,726	(33,809)	(130,224)	(622,754)	165,571	(4,983)
Increase (decrease) in net assets from contract transactions	(80,279)	(94,577)	(526,290)	(1,101,373)	(245,849)	(334,136)

INCREASE (DECREASE) IN NET ASSETS	(187,856)	43,608	(1,046,171)	(552,813)	(476,726)	36,260
NET ASSETS AT BEGINNING OF PERIOD	759,647	716,039	2,927,397	3,480,210	2,694,458	2,658,198
NET ASSETS AT END OF PERIOD	$571,791	$759,647	$1,881,226	$2,927,397	$2,217,732	$2,694,458

UNITS OUTSTANDING
Units outstanding at beginning of period	79,878	89,469	113,775	167,365	159,272	180,352
Units issued	2,521	563	3,391	2,464	16,118	2,495
Units redeemed	(11,240)	(10,154)	(23,616)	(56,054)	(31,300)	(23,575)
Units outstanding at end of period	71,159	79,878	93,550	113,775	144,090	159,272

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated Insurance Series		Federated Insurance Series		Federated Insurance Series
	Sub-Account		Sub-Account		Sub-Account
	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II		Federated Managed Volatility Fund II (Primary Shares)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$48,037	$54,387	$358,350	$352,962	$28,390	$51,114
Net realized gains (losses)	(79,018)	(35,652)	(69,654)	18,226	48,870	11,195
Change in unrealized gains (losses)	(37,838)	8,593	(536,784)	177	(235,305)	235,771
Increase (decrease) in net assets from operations	(68,819)	27,328	(248,088)	371,365	(158,045)	298,080

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	48,237	45,171	35,459	15,508	8,548	7,263
Benefit payments	(228,587)	(60,868)	(55,347)	(103,926)	(12,120)	(16,172)
Payments on termination	(620,687)	(513,765)	(613,269)	(1,035,272)	(267,022)	(213,208)
Loans-net	—	—	—	(591)	—	—
Contract Maintenance Charge	(3,085)	(3,504)	(2,918)	(3,344)	(940)	(1,066)
Transfers among the sub-accounts and with the
Fixed Account - net	149,012	(31,719)	(584,631)	(311,408)	(57,305)	10,762
Increase (decrease) in net assets from contract transactions	(655,110)	(564,685)	(1,220,706)	(1,439,033)	(328,839)	(212,421)

INCREASE (DECREASE) IN NET ASSETS	(723,929)	(537,357)	(1,468,794)	(1,067,668)	(486,884)	85,659
NET ASSETS AT BEGINNING OF PERIOD	5,845,899	6,383,256	6,296,680	7,364,348	2,016,344	1,930,685
NET ASSETS AT END OF PERIOD	$5,121,970	$5,845,899	$4,827,886	$6,296,680	$1,529,460	$2,016,344

UNITS OUTSTANDING
Units outstanding at beginning of period	358,919	393,422	245,628	305,061	99,315	110,460
Units issued	26,504	12,646	26,702	28,573	13,720	4,412
Units redeemed	(67,945)	(47,149)	(72,819)	(88,006)	(31,014)	(15,557)
Units outstanding at end of period	317,478	358,919	199,511	245,628	82,021	99,315

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
	VIP Asset Manager		VIP Contrafund		VIP Equity-Income
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,814	$15,225	$(234,852)	$(152,454)	$105,466	$33,231
Net realized gains (losses)	112,870	395,631	3,702,364	2,732,518	735,088	392,842
Change in unrealized gains (losses)	(333,988)	6,774	(5,361,571)	2,852,407	(2,143,665)	1,124,948
Increase (decrease) in net assets from operations	(214,304)	417,630	(1,894,059)	5,432,471	(1,303,111)	1,551,021

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	22,290	29,897	107,954	115,991	55,837	30,229
Benefit payments	11,362	(55,262)	(285,567)	(290,970)	(189,891)	(144,285)
Payments on termination	(401,085)	(260,361)	(3,204,870)	(3,523,215)	(957,108)	(1,134,490)
Loans-net	192	457	(1,248)	3,332	(280)	523
Contract Maintenance Charge	(1,704)	(1,942)	(13,334)	(14,582)	(6,948)	(7,773)
Transfers among the sub-accounts and with the
Fixed Account - net	(43,252)	5,865	(703,244)	(314,578)	(238,131)	(370,874)
Increase (decrease) in net assets from contract transactions	(412,197)	(281,346)	(4,100,309)	(4,024,022)	(1,336,521)	(1,626,670)

INCREASE (DECREASE) IN NET ASSETS	(626,501)	136,284	(5,994,368)	1,408,449	(2,639,632)	(75,649)
NET ASSETS AT BEGINNING OF PERIOD	3,610,745	3,474,461	30,096,654	28,688,205	14,701,125	14,776,774
NET ASSETS AT END OF PERIOD	$2,984,244	$3,610,745	$24,102,286	$30,096,654	$12,061,493	$14,701,125

UNITS OUTSTANDING
Units outstanding at beginning of period	151,352	162,560	852,021	976,367	438,335	498,051
Units issued	3,747	2,510	15,721	14,556	9,817	10,634
Units redeemed	(21,799)	(13,718)	(132,503)	(138,902)	(53,020)	(70,350)
Units outstanding at end of period	133,300	151,352	735,239	852,021	395,132	438,335

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
	VIP Government Money Market		VIP Growth		VIP Index 500
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$16,086	$(159,035)	$(212,492)	$(191,062)	$65,837	$64,380
Net realized gains (losses)	—	—	3,055,721	1,857,778	1,794,389	1,264,898
Change in unrealized gains (losses)	—	—	(2,998,797)	2,606,628	(3,030,955)	2,844,423
Increase (decrease) in net assets from operations	16,086	(159,035)	(155,568)	4,273,344	(1,170,729)	4,173,701

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	110,723	89,219	119,097	84,736	110,234	114,450
Benefit payments	(82,234)	(199,282)	(107,289)	(97,113)	(132,216)	(204,875)
Payments on termination	(4,373,171)	(5,643,516)	(1,166,155)	(1,367,810)	(2,825,889)	(1,896,916)
Loans-net	1,960	(720)	(2,009)	2,074	(1,067)	(1,694)
Contract Maintenance Charge	(31,188)	(31,325)	(9,056)	(9,195)	(11,706)	(12,189)
Transfers among the sub-accounts and with the
Fixed Account - net	2,889,732	4,292,820	(150,458)	10,021	(543,027)	341,423
Increase (decrease) in net assets from contract transactions	(1,484,178)	(1,492,804)	(1,315,870)	(1,377,287)	(3,403,671)	(1,659,801)

INCREASE (DECREASE) IN NET ASSETS	(1,468,092)	(1,651,839)	(1,471,438)	2,896,057	(4,574,400)	2,513,900
NET ASSETS AT BEGINNING OF PERIOD	17,524,713	19,176,552	16,333,457	13,437,400	24,306,320	21,792,420
NET ASSETS AT END OF PERIOD	$16,056,621	$17,524,713	$14,862,019	$16,333,457	$19,731,920	$24,306,320

UNITS OUTSTANDING
Units outstanding at beginning of period	1,676,951	1,822,323	622,153	672,370	1,040,207	1,125,770
Units issued	765,566	987,324	22,654	32,104	11,507	51,830
Units redeemed	(916,945)	(1,132,696)	(66,691)	(82,321)	(153,743)	(137,393)
Units outstanding at end of period	1,525,572	1,676,951	578,116	622,153	897,971	1,040,207

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Overseas		VIP Asset Manager (Service Class 2)		VIP Contrafund (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(83)	$(9,557)	$(1,569)	$233	$(112,776)	$(88,230)
Net realized gains (losses)	167,361	203,748	50,564	177,764	1,218,286	1,197,858
Change in unrealized gains (losses)	(987,922)	1,198,464	(155,986)	(5,465)	(1,799,125)	874,420
Increase (decrease) in net assets from operations	(820,644)	1,392,655	(106,991)	172,532	(693,615)	1,984,048

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	43,841	25,935	6,455	5,819	45,980	66,703
Benefit payments	(74,035)	(23,642)	(160)	(351)	(31,066)	(39,293)
Payments on termination	(384,136)	(679,561)	(73,727)	(132,090)	(1,047,069)	(1,843,636)
Loans-net	(294)	1,011	—	—	—	—
Contract Maintenance Charge	(2,449)	(2,750)	(1,562)	(874)	(11,590)	(11,555)
Transfers among the sub-accounts and with the
Fixed Account - net	(98,221)	(385,712)	32,818	(10,205)	(260,685)	(752,317)
Increase (decrease) in net assets from contract transactions	(515,294)	(1,064,719)	(36,176)	(137,701)	(1,304,430)	(2,580,098)

INCREASE (DECREASE) IN NET ASSETS	(1,335,938)	327,936	(143,167)	34,831	(1,998,045)	(596,050)
NET ASSETS AT BEGINNING OF PERIOD	5,554,529	5,226,593	1,535,353	1,500,522	10,460,160	11,056,210
NET ASSETS AT END OF PERIOD	$4,218,591	$5,554,529	$1,392,186	$1,535,353	$8,462,115	$10,460,160

UNITS OUTSTANDING
Units outstanding at beginning of period	307,899	382,460	89,312	97,748	374,221	474,489
Units issued	18,448	18,854	2,439	788	7,448	8,484
Units redeemed	(45,752)	(93,415)	(4,602)	(9,224)	(52,162)	(108,752)
Units outstanding at end of period	280,595	307,899	87,149	89,312	329,507	374,221

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Equity-Income (Service Class 2)		VIP Government Money Market (Service Class 2)		VIP Growth (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$24,404	$(12,358)	$(17,199)	$(120,537)	$(81,248)	$(77,030)
Net realized gains (losses)	439,759	268,308	—	—	1,215,349	917,357
Change in unrealized gains (losses)	(1,116,617)	592,231	—	—	(1,188,051)	636,768
Increase (decrease) in net assets from operations	(652,454)	848,181	(17,199)	(120,537)	(53,950)	1,477,095

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	14,010	24,720	24,789	26,164	9,539	21,375
Benefit payments	(79,868)	(105,547)	(210,210)	(80,603)	(7,443)	(136,790)
Payments on termination	(1,282,144)	(1,411,037)	(1,719,928)	(2,180,068)	(453,500)	(816,602)
Loans-net	4,641	(11,628)	67	(172)	—	—
Contract Maintenance Charge	(7,168)	(7,224)	(17,750)	(4,898)	(1,851)	(1,680)
Transfers among the sub-accounts and with the
Fixed Account - net	31,757	(160,106)	360,517	524,193	(1,180,202)	782,930
Increase (decrease) in net assets from contract transactions	(1,318,772)	(1,670,822)	(1,562,515)	(1,715,384)	(1,633,457)	(150,767)

INCREASE (DECREASE) IN NET ASSETS	(1,971,226)	(822,641)	(1,579,714)	(1,835,921)	(1,687,407)	1,326,328
NET ASSETS AT BEGINNING OF PERIOD	7,918,669	8,741,310	9,544,531	11,380,452	6,157,363	4,831,035
NET ASSETS AT END OF PERIOD	$5,947,443	$7,918,669	$7,964,817	$9,544,531	$4,469,956	$6,157,363

UNITS OUTSTANDING
Units outstanding at beginning of period	394,057	482,692	1,006,463	1,187,993	235,758	241,526
Units issued	12,147	7,810	463,587	101,696	5,586	49,974
Units redeemed	(77,048)	(96,445)	(627,971)	(283,226)	(69,498)	(55,742)
Units outstanding at end of period	329,156	394,057	842,079	1,006,463	171,846	235,758

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Index 500 (Service Class 2)		VIP Investment Grade Bond (Service Class 2)		VIP Overseas (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(8,412)	$(1,350)	$54,865	$52,726	$(23,351)	$(34,041)
Net realized gains (losses)	1,183,737	1,413,626	9,475	51,335	316,190	339,289
Change in unrealized gains (losses)	(1,830,824)	1,012,566	(265,988)	135,534	(1,452,991)	1,748,380
Increase (decrease) in net assets from operations	(655,499)	2,424,842	(201,648)	239,595	(1,160,152)	2,053,628

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	26,087	46,082	15,210	27,477	14,338	39,974
Benefit payments	(78,131)	(94,388)	(99,868)	(226,898)	(140,308)	(94,689)
Payments on termination	(1,646,669)	(2,311,696)	(899,707)	(2,040,844)	(1,230,314)	(1,443,179)
Loans-net	2,815	2,797	4,117	(6,088)	33	33
Contract Maintenance Charge	(14,666)	(9,141)	(11,044)	(8,282)	(9,433)	(10,295)
Transfers among the sub-accounts and with the
Fixed Account - net	(29,953)	(331,118)	(129,681)	196,728	326,203	(616,422)
Increase (decrease) in net assets from contract transactions	(1,740,517)	(2,697,464)	(1,120,973)	(2,057,907)	(1,039,481)	(2,124,578)

INCREASE (DECREASE) IN NET ASSETS	(2,396,016)	(272,622)	(1,322,621)	(1,818,312)	(2,199,633)	(70,950)
NET ASSETS AT BEGINNING OF PERIOD	13,324,854	13,597,476	8,670,669	10,488,981	8,120,177	8,191,127
NET ASSETS AT END OF PERIOD	$10,928,838	$13,324,854	$7,348,048	$8,670,669	$5,920,544	$8,120,177

UNITS OUTSTANDING
Units outstanding at beginning of period	550,444	672,674	606,835	747,083	457,674	591,744
Units issued	18,993	12,838	18,747	29,241	31,707	13,919
Units redeemed	(88,093)	(135,068)	(99,467)	(169,489)	(89,576)	(147,989)
Units outstanding at end of period	481,344	550,444	526,115	606,835	399,805	457,674

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Goldman Sachs Variable Insurance Trust		Goldman Sachs Variable Insurance Trust		Goldman Sachs Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	VIT International Equity Insights*		VIT Mid Cap Value		VIT Small Cap Equity Insights
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,955	$1,315	$(4,814)	$(13,911)	$(6,898)	$(6,476)
Net realized gains (losses)	76,129	4,816	170,133	87,702	106,033	90,690
Change in unrealized gains (losses)	(153,602)	97,043	(333,403)	77,086	(159,141)	(18,452)
Increase (decrease) in net assets from operations	(75,518)	103,174	(168,084)	150,877	(60,006)	65,762

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	600	600	4,518	4,153	—	—
Benefit payments	(2,297)	(16,998)	(33,264)	(5,354)	(3,444)	(2,691)
Payments on termination	(29,072)	(63,105)	(231,803)	(372,565)	(51,677)	(62,699)
Loans-net	—	—	—	—	—	—
Contract Maintenance Charge	(166)	(195)	(2,560)	(2,631)	(206)	(236)
Transfers among the sub-accounts and with the
Fixed Account - net	10,509	(36,003)	44,441	100,448	(5,600)	(1,096)
Increase (decrease) in net assets from contract transactions	(20,426)	(115,701)	(218,668)	(275,949)	(60,927)	(66,722)

INCREASE (DECREASE) IN NET ASSETS	(95,944)	(12,527)	(386,752)	(125,072)	(120,933)	(960)
NET ASSETS AT BEGINNING OF PERIOD	453,231	465,758	1,657,864	1,782,936	688,479	689,439
NET ASSETS AT END OF PERIOD	$357,287	$453,231	$1,271,112	$1,657,864	$567,546	$688,479

UNITS OUTSTANDING
Units outstanding at beginning of period	33,382	42,919	155,326	182,766	19,802	21,823
Units issued	909	1,076	8,569	12,515	211	689
Units redeemed	(2,394)	(10,613)	(28,758)	(39,955)	(1,876)	(2,710)
Units outstanding at end of period	31,897	33,382	135,137	155,326	18,137	19,802

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson VIT Balanced (Institutional Shares)		Janus Henderson VIT Enterprise (Institutional Shares)		Janus Henderson VIT Flexible Bond (Institutional Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$126,591	$25,833	$(202,446)	$(182,470)	$79,623	$78,967
Net realized gains (losses)	1,360,180	827,043	1,731,535	1,440,994	(69,431)	(32,486)
Change in unrealized gains (losses)	(1,537,441)	2,257,495	(1,669,585)	2,186,285	(149,797)	81,982
Increase (decrease) in net assets from operations	(50,670)	3,110,371	(140,496)	3,444,809	(139,605)	128,463

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	58,684	57,455	54,027	77,383	38,077	29,595
Benefit payments	(241,794)	(192,392)	(104,646)	(113,651)	(169,891)	(67,774)
Payments on termination	(2,050,368)	(2,843,119)	(1,265,154)	(935,371)	(669,736)	(640,039)
Loans-net	(291)	(57)	(2,482)	2,428	(198)	(41)
Contract Maintenance Charge	(9,574)	(10,189)	(9,327)	(9,627)	(2,149)	(2,470)
Transfers among the sub-accounts and with the
Fixed Account - net	(599,213)	(273,171)	(396,063)	44,795	(22,442)	(390,481)
Increase (decrease) in net assets from contract transactions	(2,842,556)	(3,261,473)	(1,723,645)	(934,043)	(826,339)	(1,071,210)

INCREASE (DECREASE) IN NET ASSETS	(2,893,226)	(151,102)	(1,864,141)	2,510,766	(965,944)	(942,747)
NET ASSETS AT BEGINNING OF PERIOD	19,958,483	20,109,585	16,386,175	13,875,409	5,727,571	6,670,318
NET ASSETS AT END OF PERIOD	$17,065,257	$19,958,483	$14,522,034	$16,386,175	$4,761,627	$5,727,571

UNITS OUTSTANDING
Units outstanding at beginning of period	571,511	660,345	434,770	465,025	265,282	318,861
Units issued	5,899	10,080	19,907	10,872	18,137	14,417
Units redeemed	(89,677)	(98,914)	(56,796)	(41,127)	(57,508)	(67,996)
Units outstanding at end of period	487,733	571,511	397,881	434,770	225,911	265,282

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson VIT Forty (Institutional Shares)		Janus Henderson VIT Global Research (Institutional Shares)		Janus Henderson VIT Research (Institutional Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(27,154)	$(27,246)	$(33,369)	$(60,935)	$(97,742)	$(108,509)
Net realized gains (losses)	321,638	148,135	492,474	358,801	854,925	371,136
Change in unrealized gains (losses)	(246,869)	334,134	(1,228,572)	1,860,779	(1,110,478)	2,148,243
Increase (decrease) in net assets from operations	47,615	455,023	(769,467)	2,158,645	(353,295)	2,410,870

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	340	300	51,981	44,394	64,511	78,791
Benefit payments	(890)	(12,338)	(20,420)	(69,124)	(88,878)	(75,039)
Payments on termination	(378,798)	(448,940)	(869,054)	(741,623)	(772,438)	(958,500)
Loans-net	—	—	4,818	(368)	363	4,077
Contract Maintenance Charge	(264)	(228)	(5,902)	(6,381)	(6,771)	(7,222)
Transfers among the sub-accounts and with the
Fixed Account - net	(19,520)	(106,560)	36,933	(82,218)	(158,421)	(103,399)
Increase (decrease) in net assets from contract transactions	(399,132)	(567,766)	(801,644)	(855,320)	(961,634)	(1,061,292)

INCREASE (DECREASE) IN NET ASSETS	(351,517)	(112,743)	(1,571,111)	1,303,325	(1,314,929)	1,349,578
NET ASSETS AT BEGINNING OF PERIOD	1,742,444	1,855,187	10,209,426	8,906,101	10,983,519	9,633,941
NET ASSETS AT END OF PERIOD	$1,390,927	$1,742,444	$8,638,315	$10,209,426	$9,668,590	$10,983,519

UNITS OUTSTANDING
Units outstanding at beginning of period	51,208	69,993	464,123	504,085	383,146	427,208
Units issued	457	499	15,329	6,049	4,870	11,394
Units redeemed	(10,829)	(19,284)	(55,121)	(46,011)	(42,533)	(55,456)
Units outstanding at end of period	40,836	51,208	424,331	464,123	345,483	383,146

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series (Service Shares)		Janus Aspen Series (Service Shares)		Janus Aspen Series (Service Shares)
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson VIT Balanced (Service Shares)		Janus Henderson VIT Forty (Service Shares)		Janus Henderson VIT Global Research (Service Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,335	$(5,635)	$(39,141)	$(37,422)	$(2,335)	$(3,783)
Net realized gains (losses)	255,225	112,113	383,203	151,223	33,459	34,661
Change in unrealized gains (losses)	(275,476)	402,722	(325,691)	439,183	(62,442)	69,492
Increase (decrease) in net assets from operations	(12,916)	509,200	18,371	552,984	(31,318)	100,370

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,415	11,854	9,982	12,299	—	—
Benefit payments	—	(5,609)	(43,437)	(6,040)	(2,169)	(2,292)
Payments on termination	(584,537)	(441,473)	(208,070)	(293,693)	(48,621)	(48,874)
Loans-net	2,003	152	—	—	—	—
Contract Maintenance Charge	(3,259)	(2,737)	(2,087)	(1,936)	(135)	(129)
Transfers among the sub-accounts and with the
Fixed Account - net	(58,796)	(47,757)	(2,648)	(31,782)	(16,285)	(35,859)
Increase (decrease) in net assets from contract transactions	(641,174)	(485,570)	(246,260)	(321,152)	(67,210)	(87,154)

INCREASE (DECREASE) IN NET ASSETS	(654,090)	23,630	(227,889)	231,832	(98,528)	13,216
NET ASSETS AT BEGINNING OF PERIOD	3,340,445	3,316,815	2,329,274	2,097,442	446,396	433,180
NET ASSETS AT END OF PERIOD	$2,686,355	$3,340,445	$2,101,385	$2,329,274	$347,868	$446,396

UNITS OUTSTANDING
Units outstanding at beginning of period	139,566	161,404	71,311	82,314	27,319	33,500
Units issued	1,679	1,254	2,859	2,704	45	39
Units redeemed	(27,777)	(23,092)	(9,798)	(13,707)	(4,213)	(6,220)
Units outstanding at end of period	113,468	139,566	64,372	71,311	23,151	27,319

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series (Service Shares)		Janus Aspen Series (Service Shares)		JPMorgan Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Janus Henderson VIT Mid Cap Value (Service Shares)		Janus Henderson VIT Overseas (Service Shares)		JPMorgan IT Small Cap Core Portfolio
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(26,716)	$(41,736)	$2,007	$104	$(11,999)	$(11,890)
Net realized gains (losses)	389,151	258,046	(121,320)	(196,765)	125,155	24,526
Change in unrealized gains (losses)	(943,245)	290,220	(229,427)	751,547	(231,012)	115,958
Increase (decrease) in net assets from operations	(580,810)	506,530	(348,740)	554,886	(117,856)	128,594

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	11,560	11,031	12,663	20,226	—	—
Benefit payments	(67,538)	(44,647)	(12,584)	(12,943)	(1,502)	(1,362)
Payments on termination	(528,335)	(789,507)	(370,653)	(264,705)	(150,722)	(33,218)
Loans-net	84	83	(893)	771	—	—
Contract Maintenance Charge	(5,230)	(4,586)	(1,373)	(1,452)	(339)	(380)
Transfers among the sub-accounts and with the
Fixed Account - net	45,457	(82,795)	67,021	185,992	(13,724)	(523)
Increase (decrease) in net assets from contract transactions	(544,002)	(910,421)	(305,819)	(72,111)	(166,287)	(35,483)

INCREASE (DECREASE) IN NET ASSETS	(1,124,812)	(403,891)	(654,559)	482,775	(284,143)	93,111
NET ASSETS AT BEGINNING OF PERIOD	4,327,825	4,731,716	2,468,565	1,985,790	1,070,485	977,374
NET ASSETS AT END OF PERIOD	$3,203,013	$4,327,825	$1,814,006	$2,468,565	$786,342	$1,070,485

UNITS OUTSTANDING
Units outstanding at beginning of period	164,409	201,194	203,072	210,666	32,725	33,907
Units issued	4,421	4,191	24,342	41,305	38	386
Units redeemed	(25,221)	(40,976)	(49,394)	(48,899)	(5,109)	(1,568)
Units outstanding at end of period	143,609	164,409	178,020	203,072	27,654	32,725

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Lazard Retirement Series, Inc.		Lazard Retirement Series, Inc.		Legg Mason Partners Variable Equity Trust
	Sub-Account		Sub-Account		Sub-Account
	Lazard Retirement Emerging Markets Equity		Lazard Retirement International Equity		ClearBridge Variable Large Cap Value Portfolio I
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,281	$2,202	$(139)	$2,254	$(5,910)	$(10,652)
Net realized gains (losses)	29,247	44,836	7,285	56,892	526,217	327,020
Change in unrealized gains (losses)	(292,768)	280,183	(38,348)	(14,697)	(1,038,606)	424,585
Increase (decrease) in net assets from operations	(260,240)	327,221	(31,202)	44,449	(518,299)	740,953

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	300	490	13	225	10,739	18,888
Benefit payments	(12,081)	(30,967)	(5,248)	(5,601)	(37,909)	(94,238)
Payments on termination	(93,478)	(231,656)	(24,419)	(47,980)	(865,062)	(680,752)
Loans-net	—	—	—	—	(1,234)	(702)
Contract Maintenance Charge	(319)	(349)	(94)	(102)	(2,012)	(2,174)
Transfers among the sub-accounts and with the
Fixed Account - net	(37,413)	(80,622)	(10,085)	(7,948)	(130,594)	(43,848)
Increase (decrease) in net assets from contract transactions	(142,991)	(343,104)	(39,833)	(61,406)	(1,026,072)	(802,826)

INCREASE (DECREASE) IN NET ASSETS	(403,231)	(15,883)	(71,035)	(16,957)	(1,544,371)	(61,873)
NET ASSETS AT BEGINNING OF PERIOD	1,424,416	1,440,299	240,270	257,227	6,025,088	6,086,961
NET ASSETS AT END OF PERIOD	$1,021,185	$1,424,416	$169,235	$240,270	$4,480,717	$6,025,088

UNITS OUTSTANDING
Units outstanding at beginning of period	33,357	42,628	16,321	21,040	273,696	312,020
Units issued	547	885	90	916	4,776	9,634
Units redeemed	(3,980)	(10,156)	(2,856)	(5,635)	(52,446)	(47,958)
Units outstanding at end of period	29,924	33,357	13,555	16,321	226,026	273,696

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Legg Mason Partners Variable Income Trust		MFS Variable Insurance Trust		MFS Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Western Asset Variable Global High Yield Bond Portfolio II		MFS Growth		MFS Investors Trust
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$151,047	$163,546	$(53,387)	$(48,195)	$(12,049)	$(10,371)
Net realized gains (losses)	(90,064)	(64,485)	512,090	235,936	119,933	84,721
Change in unrealized gains (losses)	(334,744)	273,776	(366,084)	653,337	(228,325)	181,382
Increase (decrease) in net assets from operations	(273,761)	372,837	92,619	841,078	(120,441)	255,732

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	13,379	9,770	11,775	10,595	8,375	8,434
Benefit payments	(42,369)	(43,513)	(80,583)	(64,165)	(145)	(29,915)
Payments on termination	(528,565)	(1,035,012)	(418,814)	(225,555)	(130,037)	(107,573)
Loans-net	33	33	6,203	(5,240)	—	—
Contract Maintenance Charge	(8,298)	(6,508)	(1,826)	(1,841)	(946)	(1,060)
Transfers among the sub-accounts and with the
Fixed Account - net	(60,678)	98,997	(96,905)	(31,970)	327,059	5,992
Increase (decrease) in net assets from contract transactions	(626,498)	(976,233)	(580,150)	(318,176)	204,306	(124,122)

INCREASE (DECREASE) IN NET ASSETS	(900,259)	(603,396)	(487,531)	522,902	83,865	131,610
NET ASSETS AT BEGINNING OF PERIOD	5,177,042	5,780,438	3,530,663	3,007,761	1,395,965	1,264,355
NET ASSETS AT END OF PERIOD	$4,276,783	$5,177,042	$3,043,132	$3,530,663	$1,479,830	$1,395,965

UNITS OUTSTANDING
Units outstanding at beginning of period	284,589	339,370	167,913	185,007	63,744	70,079
Units issued	8,964	10,688	7,792	1,877	17,601	1,270
Units redeemed	(44,370)	(65,469)	(31,411)	(18,971)	(7,536)	(7,605)
Units outstanding at end of period	249,183	284,589	144,294	167,913	73,809	63,744
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust		MFS Variable Insurance Trust		MFS Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	MFS New Discovery		MFS Research		MFS Total Return
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(82,432)	$(75,701)	$(9,964)	$(1,266)	$38,086	$54,956
Net realized gains (losses)	938,997	195,408	180,375	106,273	412,794	409,669
Change in unrealized gains (losses)	(950,431)	949,304	(228,889)	134,891	(896,785)	247,502
Increase (decrease) in net assets from operations	(93,866)	1,069,011	(58,478)	239,898	(445,905)	712,127

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	40,430	48,315	2,146	3,224	19,915	35,328
Benefit payments	(35,055)	(39,736)	(14,652)	(27,396)	(38,652)	(38,094)
Payments on termination	(343,630)	(488,644)	(153,700)	(71,886)	(419,273)	(988,638)
Loans-net	(2,318)	255	—	—	227	226
Contract Maintenance Charge	(2,321)	(2,392)	(601)	(676)	(2,624)	(2,898)
Transfers among the sub-accounts and with the
Fixed Account - net	(241,561)	(117,459)	(10,096)	(5,644)	(255,238)	(166,548)
Increase (decrease) in net assets from contract transactions	(584,455)	(599,661)	(176,903)	(102,378)	(695,645)	(1,160,624)

INCREASE (DECREASE) IN NET ASSETS	(678,321)	469,350	(235,381)	137,520	(1,141,550)	(448,497)
NET ASSETS AT BEGINNING OF PERIOD	5,128,037	4,658,687	1,290,906	1,153,386	6,879,121	7,327,618
NET ASSETS AT END OF PERIOD	$4,449,716	$5,128,037	$1,055,525	$1,290,906	$5,737,571	$6,879,121

UNITS OUTSTANDING
Units outstanding at beginning of period	189,215	212,433	54,923	59,300	286,104	335,461
Units issued	12,229	11,644	492	438	2,930	5,903
Units redeemed	(29,511)	(34,862)	(7,235)	(4,815)	(32,002)	(55,260)
Units outstanding at end of period	171,933	189,215	48,180	54,923	257,032	286,104

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)
	Sub-Account		Sub-Account		Sub-Account
	MFS High Yield (Service Class)		MFS Investors Growth Stock Portfolio (Service Class)		MFS Investors Trust (Service Class)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$75,115	$109,834	$(37,271)	$(40,483)	$(5,891)	$(5,965)
Net realized gains (losses)	(44,601)	(16,619)	263,907	179,248	58,824	58,891
Change in unrealized gains (losses)	(122,811)	17,013	(210,091)	689,299	(86,285)	59,500
Increase (decrease) in net assets from operations	(92,297)	110,228	16,545	828,064	(33,352)	112,426

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,399	5,653	6,441	5,797	650	653
Benefit payments	(11,585)	(5,723)	(43,195)	(68,649)	(199)	(2,231)
Payments on termination	(388,212)	(288,378)	(537,332)	(760,840)	(113,592)	(95,607)
Loans-net	—	—	67	66	—	—
Contract Maintenance Charge	(3,312)	(876)	(5,010)	(5,030)	(714)	(488)
Transfers among the sub-accounts and with the
Fixed Account - net	(139,367)	36,930	(143,160)	(336,230)	43,060	(31,452)
Increase (decrease) in net assets from contract transactions	(539,077)	(252,394)	(722,189)	(1,164,886)	(70,795)	(129,125)

INCREASE (DECREASE) IN NET ASSETS	(631,374)	(142,166)	(705,644)	(336,822)	(104,147)	(16,699)
NET ASSETS AT BEGINNING OF PERIOD	2,325,099	2,467,265	3,279,419	3,616,241	566,755	583,454
NET ASSETS AT END OF PERIOD	$1,693,725	$2,325,099	$2,573,775	$3,279,419	$462,608	$566,755

UNITS OUTSTANDING
Units outstanding at beginning of period	133,279	147,995	137,500	191,491	22,987	28,751
Units issued	1,779	9,749	4,478	2,936	1,899	1,574
Units redeemed	(33,724)	(24,465)	(32,858)	(56,927)	(4,698)	(7,338)
Units outstanding at end of period	101,334	133,279	109,120	137,500	20,188	22,987

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)
	Sub-Account		Sub-Account		Sub-Account
	MFS New Discovery Series (Service Class)		MFS Total Return (Service Class)		MFS Utilities (Service Class)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(36,376)	$(35,572)	$10,179	$18,594	$(7,770)	$32,385
Net realized gains (losses)	439,835	76,430	222,046	169,047	26,637	31,559
Change in unrealized gains (losses)	(431,359)	460,025	(439,421)	140,481	(25,059)	102,756
Increase (decrease) in net assets from operations	(27,900)	500,883	(207,196)	328,122	(6,192)	166,700

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	921	5,115	3,068	10,132	—	—
Benefit payments	(19,057)	(5,155)	(35,720)	(10,735)	(3,453)	(191)
Payments on termination	(379,701)	(254,727)	(497,378)	(374,880)	(168,318)	(295,582)
Loans-net	(570)	—	—	(2,498)	—	—
Contract Maintenance Charge	(1,025)	(1,049)	(4,664)	(3,918)	(484)	(568)
Transfers among the sub-accounts and with the
Fixed Account - net	(111,272)	(38,806)	(59,493)	(25,863)	(7,843)	(86,766)
Increase (decrease) in net assets from contract transactions	(510,704)	(294,622)	(594,187)	(407,762)	(180,098)	(383,107)

INCREASE (DECREASE) IN NET ASSETS	(538,604)	206,261	(801,383)	(79,640)	(186,290)	(216,407)
NET ASSETS AT BEGINNING OF PERIOD	2,421,220	2,214,959	3,287,988	3,367,628	1,205,583	1,421,990
NET ASSETS AT END OF PERIOD	$1,882,616	$2,421,220	$2,486,605	$3,287,988	$1,019,293	$1,205,583

UNITS OUTSTANDING
Units outstanding at beginning of period	97,046	110,353	179,364	202,624	34,335	45,290
Units issued	1,937	1,559	5,086	3,530	558	438
Units redeemed	(21,125)	(14,866)	(38,228)	(26,790)	(5,766)	(11,393)
Units outstanding at end of period	77,858	97,046	146,222	179,364	29,127	34,335

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust (Service Class)		Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account		Sub-Account		Sub-Account
	MFS Value (Service Class)		Morgan Stanley VIF Growth		Morgan Stanley VIF Mid Cap Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,747)	$1,615	$(119,214)	$(107,710)	$(17,950)	$(16,258)
Net realized gains (losses)	144,874	145,529	1,888,142	1,166,735	285,740	10,241
Change in unrealized gains (losses)	(278,567)	48,268	(1,284,299)	1,307,637	(157,337)	351,198
Increase (decrease) in net assets from operations	(136,440)	195,412	484,629	2,366,662	110,453	345,181

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	5,920	1,158	518	398	503	498
Benefit payments	—	(22,173)	(111,136)	(164,951)	(7,275)	(5,426)
Payments on termination	(224,368)	(246,801)	(753,136)	(920,060)	(164,512)	(118,349)
Loans-net	—	—	—	—	—	—
Contract Maintenance Charge	(1,270)	(1,121)	(1,396)	(1,268)	(470)	(436)
Transfers among the sub-accounts and with the
Fixed Account - net	109,274	(46,281)	(95,061)	(435,609)	(3,663)	(132,107)
Increase (decrease) in net assets from contract transactions	(110,444)	(315,218)	(960,211)	(1,521,490)	(175,417)	(255,820)

INCREASE (DECREASE) IN NET ASSETS	(246,884)	(119,806)	(475,582)	845,172	(64,964)	89,361
NET ASSETS AT BEGINNING OF PERIOD	1,287,058	1,406,864	7,156,409	6,311,237	1,107,126	1,017,765
NET ASSETS AT END OF PERIOD	$1,040,174	$1,287,058	$6,680,827	$7,156,409	$1,042,162	$1,107,126

UNITS OUTSTANDING
Units outstanding at beginning of period	48,896	61,793	193,661	240,698	45,505	57,216
Units issued	5,036	1,206	4,150	2,939	249	624
Units redeemed	(9,266)	(14,103)	(27,094)	(49,976)	(6,577)	(12,335)
Units outstanding at end of period	44,666	48,896	170,717	193,661	39,177	45,505

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF Growth (Class II)		Morgan Stanley VIF U.S. Real Estate (Class II)		Oppenheimer Discovery Mid Cap Growth (SS)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(20,493)	$(22,459)	$51,373	$(20,269)	$(16,922)	$(15,233)
Net realized gains (losses)	265,880	328,456	217,002	288,457	211,422	169,847
Change in unrealized gains (losses)	(299,917)	228,768	(842,595)	(193,799)	(280,433)	82,030
Increase (decrease) in net assets from operations	(54,530)	534,765	(574,220)	74,389	(85,933)	236,644

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,034	8,408	34,141	39,991	3,281	4,832
Benefit payments	(10,881)	—	(41,310)	(42,091)	(7,338)	(1,791)
Payments on termination	(109,159)	(136,062)	(607,213)	(972,264)	(106,777)	(216,523)
Loans-net	—	—	51	51	—	—
Contract Maintenance Charge	(329)	(217)	(9,935)	(6,870)	(1,289)	(1,235)
Transfers among the sub-accounts and with the
Fixed Account - net	2,012,341	(909,965)	4,840	145,476	151,822	(16,640)
Increase (decrease) in net assets from contract transactions	1,893,006	(1,037,836)	(619,426)	(835,707)	39,699	(231,357)

INCREASE (DECREASE) IN NET ASSETS	1,838,476	(503,071)	(1,193,646)	(761,318)	(46,234)	5,287
NET ASSETS AT BEGINNING OF PERIOD	1,055,157	1,558,228	6,523,302	7,284,620	1,022,740	1,017,453
NET ASSETS AT END OF PERIOD	$2,893,633	$1,055,157	$5,329,656	$6,523,302	$976,506	$1,022,740

UNITS OUTSTANDING
Units outstanding at beginning of period	30,520	62,796	251,440	284,320	48,344	60,850
Units issued	57,011	4,957	12,097	10,766	10,750	393
Units redeemed	(9,599)	(37,233)	(36,631)	(43,646)	(9,125)	(12,899)
Units outstanding at end of period	77,932	30,520	226,906	251,440	49,969	48,344

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Global (SS)		Oppenheimer International Growth (SS)		Oppenheimer Main Street Small Cap (SS)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(29,422)	$(31,638)	$(9,069)	$(3,761)	$(212,406)	$(141,059)
Net realized gains (losses)	431,833	229,802	74,660	55,094	2,370,981	1,493,557
Change in unrealized gains (losses)	(932,787)	923,484	(268,036)	191,926	(3,598,791)	381,614
Increase (decrease) in net assets from operations	(530,376)	1,121,648	(202,445)	243,259	(1,440,216)	1,734,112

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	16,460	16,654	1,100	1,155	52,154	55,265
Benefit payments	(24,465)	(30,115)	(5,991)	(48,629)	(135,050)	(183,705)
Payments on termination	(430,933)	(596,995)	(180,777)	(90,598)	(2,005,915)	(2,062,849)
Loans-net	1,217	(4,542)	(569)	670	(1,216)	(4,328)
Contract Maintenance Charge	(2,638)	(2,057)	(283)	(307)	(10,191)	(11,077)
Transfers among the sub-accounts and with the
Fixed Account - net	160,332	(231,811)	12,348	(33,532)	(235,661)	11,993
Increase (decrease) in net assets from contract transactions	(280,027)	(848,866)	(174,172)	(171,241)	(2,335,879)	(2,194,701)

INCREASE (DECREASE) IN NET ASSETS	(810,403)	272,782	(376,617)	72,018	(3,776,095)	(460,589)
NET ASSETS AT BEGINNING OF PERIOD	3,889,246	3,616,464	1,103,956	1,031,938	14,935,189	15,395,778
NET ASSETS AT END OF PERIOD	$3,078,843	$3,889,246	$727,339	$1,103,956	$11,159,094	$14,935,189

UNITS OUTSTANDING
Units outstanding at beginning of period	151,497	189,377	46,531	54,150	506,023	587,235
Units issued	10,052	4,562	1,688	796	13,417	23,909
Units redeemed	(20,875)	(42,442)	(9,474)	(8,415)	(90,284)	(105,121)
Units outstanding at end of period	140,674	151,497	38,745	46,531	429,156	506,023

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	PIMCO VIT International Bond (US Dollar-Hedged)*		PIMCO VIT Real Return		PIMCO VIT Total Return
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(13,918)	$205,155	$51,377	$55,254	$226,007	$131,102
Net realized gains (losses)	80,040	109,549	(99,859)	(66,335)	183,161	22,856
Change in unrealized gains (losses)	(30,532)	(228,152)	(182,827)	153,297	(914,144)	711,301
Increase (decrease) in net assets from operations	35,590	86,552	(231,309)	142,216	(504,976)	865,259

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	13,523	15,613	13,953	20,692	63,388	56,644
Benefit payments	(42,849)	(55,656)	(20,098)	(148,609)	(285,066)	(355,726)
Payments on termination	(1,054,578)	(1,065,444)	(754,474)	(1,077,633)	(2,767,065)	(3,124,522)
Loans-net	135	15	135	134	849	3,557
Contract Maintenance Charge	(7,624)	(6,545)	(10,609)	(7,098)	(16,633)	(16,264)
Transfers among the sub-accounts and with the
Fixed Account - net	(256,373)	(96,635)	(391,201)	150,846	(133,661)	128,393
Increase (decrease) in net assets from contract transactions	(1,347,766)	(1,208,652)	(1,162,294)	(1,061,668)	(3,138,188)	(3,307,918)

INCREASE (DECREASE) IN NET ASSETS	(1,312,176)	(1,122,100)	(1,393,603)	(919,452)	(3,643,164)	(2,442,659)
NET ASSETS AT BEGINNING OF PERIOD	6,543,727	7,665,827	6,544,123	7,463,575	24,525,231	26,967,890
NET ASSETS AT END OF PERIOD	$5,231,551	$6,543,727	$5,150,520	$6,544,123	$20,882,067	$24,525,231

UNITS OUTSTANDING
Units outstanding at beginning of period	374,743	442,739	464,753	540,144	1,425,429	1,619,397
Units issued	18,760	29,912	13,838	25,030	53,699	47,714
Units redeemed	(95,500)	(97,908)	(99,460)	(100,421)	(242,347)	(241,682)
Units outstanding at end of period	298,003	374,743	379,131	464,753	1,236,781	1,425,429

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Rydex Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT High Yield		VT International Value		Guggenheim Long Short Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$49,786	$60,489	$7,929	$(516)	$(9,077)	$(8,465)
Net realized gains (losses)	(15,184)	(13,022)	(43,324)	(24,898)	105,384	39,875
Change in unrealized gains (losses)	(98,377)	26,908	(194,454)	302,999	(179,437)	52,258
Increase (decrease) in net assets from operations	(63,775)	74,375	(229,849)	277,585	(83,130)	83,668

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	160	—	2,103	2,786	647	465
Benefit payments	(7,919)	(19,128)	(4,612)	(10,300)	—	(5,496)
Payments on termination	(207,708)	(186,992)	(220,368)	(114,707)	(153,016)	(164,208)
Loans-net	—	—	(419)	783	—	—
Contract Maintenance Charge	(275)	(362)	(612)	(683)	(841)	(767)
Transfers among the sub-accounts and with the
Fixed Account - net	11,934	(91,075)	(83,437)	21,815	11,378	(21,166)
Increase (decrease) in net assets from contract transactions	(203,808)	(297,557)	(307,345)	(100,306)	(141,832)	(191,172)

INCREASE (DECREASE) IN NET ASSETS	(267,583)	(223,182)	(537,194)	177,279	(224,962)	(107,504)
NET ASSETS AT BEGINNING OF PERIOD	1,319,048	1,542,230	1,430,653	1,253,374	674,017	781,521
NET ASSETS AT END OF PERIOD	$1,051,465	$1,319,048	$893,459	$1,430,653	$449,055	$674,017

UNITS OUTSTANDING
Units outstanding at beginning of period	55,035	67,699	81,346	87,509	41,110	54,464
Units issued	1,257	1,505	3,491	3,936	1,161	520
Units redeemed	(9,795)	(14,169)	(22,354)	(10,099)	(9,353)	(13,874)
Units outstanding at end of period	46,497	55,035	62,483	81,346	32,918	41,110

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Rydex Variable Trust		T. Rowe Price Equity Series, Inc.		T. Rowe Price Equity Series, Inc.
	Sub-Account		Sub-Account		Sub-Account
	Rydex NASDAQ-100		T. Rowe Price Equity Income		T. Rowe Price Mid-Cap Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(16,345)	$(14,621)	$32,384	$11,096	$(140,944)	$(145,167)
Net realized gains (losses)	95,937	112,527	948,451	1,296,670	1,550,252	1,412,623
Change in unrealized gains (losses)	(102,499)	136,106	(1,831,175)	(91,840)	(1,606,434)	637,835
Increase (decrease) in net assets from operations	(22,907)	234,012	(850,340)	1,215,926	(197,126)	1,905,291

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	5	—	34,277	43,514	19,354	28,386
Benefit payments	(3,036)	(2,573)	(25,598)	(69,592)	(171,908)	(57,333)
Payments on termination	(94,722)	(103,480)	(1,021,932)	(1,281,919)	(1,436,707)	(857,238)
Loans-net	—	—	1,043	806	—	—
Contract Maintenance Charge	(161)	(150)	(3,517)	(3,886)	(4,164)	(4,453)
Transfers among the sub-accounts and with the
Fixed Account - net	(5,909)	27,687	(288,328)	(548,567)	(137,609)	(277,484)
Increase (decrease) in net assets from contract transactions	(103,823)	(78,516)	(1,304,055)	(1,859,644)	(1,731,034)	(1,168,122)

INCREASE (DECREASE) IN NET ASSETS	(126,730)	155,496	(2,154,395)	(643,718)	(1,928,160)	737,169
NET ASSETS AT BEGINNING OF PERIOD	1,009,189	853,693	9,102,450	9,746,168	9,552,517	8,815,348
NET ASSETS AT END OF PERIOD	$882,459	$1,009,189	$6,948,055	$9,102,450	$7,624,357	$9,552,517

UNITS OUTSTANDING
Units outstanding at beginning of period	50,133	56,005	321,333	392,554	208,650	234,046
Units issued	138	1,856	3,909	11,453	756	1,742
Units redeemed	(4,634)	(7,728)	(50,934)	(82,674)	(37,512)	(27,138)
Units outstanding at end of period	45,637	50,133	274,308	321,333	171,894	208,650

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price Equity Series, Inc.		T. Rowe Price Equity Series, Inc. II		T. Rowe Price Equity Series, Inc. II
	Sub-Account		Sub-Account		Sub-Account
	T. Rowe Price New America Growth		T. Rowe Price Blue Chip Growth II		T. Rowe Price Equity Income II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(55,654)	$(47,150)	$(138,745)	$(141,731)	$16,575	$(7,924)
Net realized gains (losses)	574,126	494,939	2,201,461	1,677,744	1,227,614	1,707,978
Change in unrealized gains (losses)	(590,820)	472,764	(1,863,459)	1,097,302	(2,296,110)	(211,843)
Increase (decrease) in net assets from operations	(72,348)	920,553	199,257	2,633,315	(1,051,921)	1,488,211

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	14,263	20,488	14,141	21,790	29,846	37,372
Benefit payments	(4,975)	(18,926)	(107,970)	(27,603)	(89,686)	(136,242)
Payments on termination	(634,544)	(219,932)	(1,197,840)	(1,747,763)	(1,463,135)	(2,072,590)
Loans-net	—	—	67	66	1,183	(4,221)
Contract Maintenance Charge	(956)	(915)	(10,250)	(10,479)	(14,175)	(12,159)
Transfers among the sub-accounts and with the
Fixed Account - net	895,583	73,101	(2,476,570)	1,312,052	(23,122)	(56,015)
Increase (decrease) in net assets from contract transactions	269,371	(146,184)	(3,778,422)	(451,937)	(1,559,089)	(2,243,855)

INCREASE (DECREASE) IN NET ASSETS	197,023	774,369	(3,579,165)	2,181,378	(2,611,010)	(755,644)
NET ASSETS AT BEGINNING OF PERIOD	3,669,600	2,895,231	10,675,252	8,493,874	11,113,266	11,868,910
NET ASSETS AT END OF PERIOD	$3,866,623	$3,669,600	$7,096,087	$10,675,252	$8,502,256	$11,113,266

UNITS OUTSTANDING
Units outstanding at beginning of period	139,761	145,389	365,667	391,525	515,982	628,262
Units issued	35,115	22,945	13,979	78,565	16,225	16,305
Units redeemed	(26,231)	(28,573)	(134,958)	(104,423)	(87,728)	(128,585)
Units outstanding at end of period	148,645	139,761	244,688	365,667	444,479	515,982

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price International Series, Inc.		The Alger Portfolios (Class 1-2)		The Alger Portfolios (Class 1-2)
	Sub-Account		Sub-Account		Sub-Account
	T. Rowe Price International Stock		Alger Capital Appreciation (Class 1-2)		Alger Growth & Income (Class 1-2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(7,811)	$(12,563)	$(134,217)	$(121,301)	$6,802	$1,641
Net realized gains (losses)	343,970	173,107	1,991,109	1,020,359	568,220	216,746
Change in unrealized gains (losses)	(727,065)	466,465	(1,888,463)	1,399,354	(831,277)	611,259
Increase (decrease) in net assets from operations	(390,906)	627,009	(31,571)	2,298,412	(256,255)	829,646

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	26,075	33,792	47,630	48,789	22,694	24,080
Benefit payments	(14,416)	(14,514)	(221,294)	(125,507)	(94,240)	(23,985)
Payments on termination	(463,389)	(211,389)	(1,021,619)	(951,045)	(337,115)	(389,328)
Loans-net	441	438	4,438	(5,991)	—	328
Contract Maintenance Charge	(922)	(1,022)	(5,247)	(5,503)	(2,320)	(2,522)
Transfers among the sub-accounts and with the
Fixed Account - net	36,460	56,493	(70,222)	(403,988)	(147,093)	(14,967)
Increase (decrease) in net assets from contract transactions	(415,751)	(136,202)	(1,266,314)	(1,443,245)	(558,074)	(406,394)

INCREASE (DECREASE) IN NET ASSETS	(806,657)	490,807	(1,297,885)	855,167	(814,329)	423,252
NET ASSETS AT BEGINNING OF PERIOD	2,928,065	2,437,258	9,324,388	8,469,221	4,961,269	4,538,017
NET ASSETS AT END OF PERIOD	$2,121,408	$2,928,065	$8,026,503	$9,324,388	$4,146,940	$4,961,269

UNITS OUTSTANDING
Units outstanding at beginning of period	193,252	200,747	277,337	333,637	221,132	241,529
Units issued	14,947	16,654	6,475	4,547	7,085	6,545
Units redeemed	(40,086)	(24,149)	(41,061)	(60,847)	(30,423)	(26,942)
Units outstanding at end of period	168,113	193,252	242,751	277,337	197,794	221,132
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Alger Portfolios (Class 1-2)		The Alger Portfolios (Class 1-2)		The Alger Portfolios (Class 1-2)
	Sub-Account		Sub-Account		Sub-Account
	Alger Large Cap Growth (Class 1-2)		Alger Mid Cap Growth (Class 1-2)		Alger Small Cap Growth (Class 1-2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(59,990)	$(56,543)	$(123,527)	$(121,439)	$(66,371)	$(62,694)
Net realized gains (losses)	835,310	477,800	1,511,752	515,539	228,799	(116,246)
Change in unrealized gains (losses)	(688,877)	468,867	(1,941,819)	1,532,592	(109,385)	1,176,673
Increase (decrease) in net assets from operations	86,443	890,124	(553,594)	1,926,692	53,043	997,733

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20,570	19,204	38,409	51,546	8,222	22,867
Benefit payments	(14,085)	(46,393)	(108,204)	(46,152)	(37,307)	(45,987)
Payments on termination	(444,337)	(354,365)	(755,203)	(995,961)	(378,343)	(542,931)
Loans-net	—	—	4,349	(4,190)	80	79
Contract Maintenance Charge	(3,338)	(3,316)	(4,798)	(5,124)	(2,556)	(2,547)
Transfers among the sub-accounts and with the
Fixed Account - net	(178,510)	(85,019)	(353,930)	(98,924)	(110,074)	(257,421)
Increase (decrease) in net assets from contract transactions	(619,700)	(469,889)	(1,179,377)	(1,098,805)	(519,978)	(825,940)

INCREASE (DECREASE) IN NET ASSETS	(533,257)	420,235	(1,732,971)	827,887	(466,935)	171,793
NET ASSETS AT BEGINNING OF PERIOD	3,951,351	3,531,116	8,126,527	7,298,640	4,195,300	4,023,507
NET ASSETS AT END OF PERIOD	$3,418,094	$3,951,351	$6,393,556	$8,126,527	$3,728,365	$4,195,300

UNITS OUTSTANDING
Units outstanding at beginning of period	198,749	224,841	321,557	364,321	205,431	250,747
Units issued	4,726	7,354	4,787	3,298	1,234	6,652
Units redeemed	(35,839)	(33,446)	(48,751)	(46,062)	(22,864)	(51,968)
Units outstanding at end of period	167,636	198,749	277,593	321,557	183,801	205,431

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Alger Portfolios (Class S)		The Alger Portfolios (Class S)		The Alger Portfolios (Class S)
	Sub-Account		Sub-Account		Sub-Account
	Alger Capital Appreciation (Class S)		Alger Large Cap Growth (Class S)		Alger Mid Cap Growth (Class S)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(39,308)	$(38,033)	$(52,552)	$(68,525)	$(52,163)	$(56,157)
Net realized gains (losses)	544,211	246,216	894,133	830,744	708,757	351,591
Change in unrealized gains (losses)	(522,228)	408,040	(866,210)	336,966	(884,521)	565,881
Increase (decrease) in net assets from operations	(17,325)	616,223	(24,629)	1,099,185	(227,927)	861,315

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	9,327	18,093	7,502	18,429	8,802	15,234
Benefit payments	(3,408)	(85)	(10,410)	(104,246)	(3,989)	(9,424)
Payments on termination	(219,890)	(205,479)	(538,691)	(500,321)	(530,269)	(672,761)
Loans-net	1,902	51	1,851	—	—	—
Contract Maintenance Charge	(990)	(911)	(1,614)	(1,410)	(1,774)	(1,624)
Transfers among the sub-accounts and with the
Fixed Account - net	(137,171)	(113,770)	1,018,794	(2,356,895)	(73,411)	(179,242)
Increase (decrease) in net assets from contract transactions	(350,230)	(302,101)	477,432	(2,944,443)	(600,641)	(847,817)

INCREASE (DECREASE) IN NET ASSETS	(367,555)	314,122	452,803	(1,845,258)	(828,568)	13,498
NET ASSETS AT BEGINNING OF PERIOD	2,567,441	2,253,319	3,209,125	5,054,383	3,499,601	3,486,103
NET ASSETS AT END OF PERIOD	$2,199,886	$2,567,441	$3,661,928	$3,209,125	$2,671,033	$3,499,601

UNITS OUTSTANDING
Units outstanding at beginning of period	72,925	82,454	137,357	277,944	174,771	221,446
Units issued	2,829	2,710	47,371	5,553	3,274	1,066
Units redeemed	(11,948)	(12,239)	(25,348)	(146,140)	(30,898)	(47,741)
Units outstanding at end of period	63,806	72,925	159,380	137,357	147,147	174,771

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	VanEck VIP Trust		VanEck VIP Trust		Wells Fargo Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VanEck VIP Emerging Markets		VanEck VIP Global Hard Assets		Wells Fargo VT Discovery
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(18,088)	$(17,785)	$(24,294)	$(28,687)	$(49,418)	$(47,889)
Net realized gains (losses)	16,264	(9,354)	(57,674)	(102,716)	483,628	306,022
Change in unrealized gains (losses)	(376,716)	671,131	(367,780)	40,979	(648,652)	469,422
Increase (decrease) in net assets from operations	(378,540)	643,992	(449,748)	(90,424)	(214,442)	727,555

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	6,013	4,790	10,077	12,624	8,702	14,516
Benefit payments	(7,003)	(39,256)	(8,056)	(22,136)	(3,812)	(25,358)
Payments on termination	(180,924)	(345,991)	(211,579)	(258,364)	(358,372)	(355,717)
Loans-net	101	101	101	101	6,203	(5,181)
Contract Maintenance Charge	(899)	(933)	(889)	(943)	(1,887)	(1,926)
Transfers among the sub-accounts and with the
Fixed Account - net	(20,883)	(24,871)	23,716	(37,197)	(63,666)	(57,936)
Increase (decrease) in net assets from contract transactions	(203,595)	(406,160)	(186,630)	(305,915)	(412,832)	(431,602)

INCREASE (DECREASE) IN NET ASSETS	(582,135)	237,832	(636,378)	(396,339)	(627,274)	295,953
NET ASSETS AT BEGINNING OF PERIOD	1,698,449	1,460,617	1,687,288	2,083,627	3,167,130	2,871,177
NET ASSETS AT END OF PERIOD	$1,116,314	$1,698,449	$1,050,910	$1,687,288	$2,539,856	$3,167,130

UNITS OUTSTANDING
Units outstanding at beginning of period	50,964	65,270	76,926	91,834	96,058	110,650
Units issued	3,174	3,752	1,741	3,284	1,961	17,356
Units redeemed	(9,560)	(18,058)	(10,824)	(18,192)	(13,962)	(31,948)
Units outstanding at end of period	44,578	50,964	67,843	76,926	84,057	96,058

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Wells Fargo Variable Trust
	Sub-Account
	Wells Fargo VT Opportunity
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(53,600)	$(35,150)
Net realized gains (losses)	521,480	471,767
Change in unrealized gains (losses)	(738,475)	267,643
Increase (decrease) in net assets from operations	(270,595)	704,260

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	16,958	15,924
Benefit payments	(26,552)	(65,030)
Payments on termination	(503,237)	(493,431)
Loans-net	108	102
Contract Maintenance Charge	(2,428)	(2,583)
Transfers among the sub-accounts and with the
Fixed Account - net	(187,232)	(78,419)
Increase (decrease) in net assets from contract transactions	(702,383)	(623,437)

INCREASE (DECREASE) IN NET ASSETS	(972,978)	80,823
NET ASSETS AT BEGINNING OF PERIOD	4,170,178	4,089,355
NET ASSETS AT END OF PERIOD	$3,197,200	$4,170,178

UNITS OUTSTANDING
Units outstanding at beginning of period	168,399	195,655
Units issued	1,453	5,898
Units redeemed	(28,916)	(33,154)
Units outstanding at end of period	140,936	168,399

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. Organization
Lincoln Benefit Life Variable Annuity Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company (“Lincoln Benefit”). The assets of the Account are legally segregated from those of Lincoln Benefit. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). In 2006, Lincoln Benefit entered into an administrative servicing agreement (the “Agreement”) with Allstate Life Insurance Company ("Allstate"), whereby Allstate agreed to be responsible for servicing the individual variable annuity contracts, including the payment of benefits, oversight of investment management and contract administration. Allstate subsequently appointed The Prudential Insurance Company of America (“Prudential”) as administrator of the contracts. In accordance with an administrative servicing agreement between Allstate and Prudential (the “Sub-contracting Agreement”), Prudential is responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. The obligations of Prudential under the Sub-contracting Agreement are to Allstate and Allstate continues to be responsible for all terms and conditions of the Agreement. The Agreement and Sub-contracting Agreement do not extinguish Lincoln Benefit’s obligations to the variable annuity contractholders. Lincoln Benefit is responsible for all contract terms and conditions of the underlying variable annuities.
On October 2, 2017, LBL HoldCo, Inc., the indirect parent of Lincoln Benefit announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition, LLC (an affiliate of Global Bankers Insurance Group, LLC). On October 30, 2018, LBL HoldCo, Inc.’s parent, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition, LLC.
Lincoln Benefit issued six variable annuity contracts; Investor’s Select, Consultant I, Consultant II, Consultant Solutions (Classic, Elite, Plus, Select), Premier Planner, and LBL Advantage (collectively the “Contracts”), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders but is closed to new contractholders. Absent any contract provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death, a specified contract anniversary date or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios ("Fund" or "Funds") in which they invest:

AIM Variable Insurance Funds (Invesco Variable	Deutsche DWS Variable Series I* (continued)
Insurance Funds)	DWS Core Equity VIP (Class A)*
Invesco V.I. American Franchise	DWS CROCI® International VIP (Class A)*
Invesco V.I. American Value	DWS Global Small Cap VIP (Class A)*
Invesco V.I. High Yield
Invesco V.I. Value Opportunities	Deutsche DWS Variable Series II*
DWS Global Income Builder VIP (Class A)*
AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) (Series II)	Federated Insurance Series
Invesco V.I. American Franchise II	Federated Fund for U.S. Government Securities II
Invesco V.I. Core Equity II	Federated High Income Bond Fund II
Invesco V.I. Government Securities II	Federated Managed Volatility Fund II (Primary
Invesco V.I. Growth and Income II	Shares)*
Invesco V.I. Mid Cap Core Equity II
Invesco V.I. Mid Cap Growth II	Fidelity Variable Insurance Products Fund
Invesco V.I. Value Opportunities II	VIP Asset Manager
VIP Contrafund
Deutsche DWS Investments VIT Funds*	VIP Equity-Income
DWS Equity 500 Index VIP (Class B)*	VIP Government Money Market
DWS Small Cap Index VIP (Class B)*	VIP Growth
VIP Index 500
Deutsche DWS Variable Series I*	VIP Overseas
DWS Bond VIP (Class A)*

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

Fidelity Variable Insurance Products Fund (Service	MFS Variable Insurance Trust (continued)
Class 2)	MFS Research
VIP Asset Manager (Service Class 2)	MFS Total Return
VIP Contrafund (Service Class 2)
VIP Equity-Income (Service Class 2)	MFS Variable Insurance Trust (Service Class)
VIP Government Money Market (Service Class 2)	MFS High Yield (Service Class)
VIP Growth (Service Class 2)	MFS Investors Growth Stock Portfolio (Service Class)
VIP Index 500 (Service Class 2)	MFS Investors Trust (Service Class)
VIP Investment Grade Bond (Service Class 2)	MFS New Discovery Series (Service Class)
VIP Overseas (Service Class 2)	MFS Total Return (Service Class)
MFS Utilities (Service Class)
Goldman Sachs Variable Insurance Trust	MFS Value (Service Class)
VIT International Equity Insights*
VIT Mid Cap Value	Morgan Stanley Variable Insurance Fund, Inc.
VIT Small Cap Equity Insights	Morgan Stanley VIF Growth
Morgan Stanley VIF Mid Cap Growth
Janus Aspen Series
Janus Henderson VIT Balanced (Institutional Shares)	Morgan Stanley Variable Insurance Fund, Inc.
Janus Henderson VIT Enterprise (Institutional Shares)	(Class II)
Janus Henderson VIT Flexible Bond (Institutional Shares)	Morgan Stanley VIF Growth (Class II)
Janus Henderson VIT Forty (Institutional Shares)	Morgan Stanley VIF U.S. Real Estate (Class II)
Janus Henderson VIT Global Research (Institutional
Shares)	Oppenheimer Variable Account Funds (Service
Janus Henderson VIT Research (Institutional Shares)	Shares ("SS"))
Oppenheimer Discovery Mid Cap Growth (SS)
Janus Aspen Series (Service Shares)	Oppenheimer Global (SS)
Janus Henderson VIT Balanced (Service Shares)	Oppenheimer International Growth (SS)
Janus Henderson VIT Forty (Service Shares)	Oppenheimer Main Street Small Cap (SS)
Janus Henderson VIT Global Research (Service Shares)
Janus Henderson VIT Mid Cap Value (Service Shares)	PIMCO Variable Insurance Trust
Janus Henderson VIT Overseas (Service Shares)	PIMCO VIT International Bond (US Dollar-Hedged)*
PIMCO VIT Real Return
JPMorgan Insurance Trust	PIMCO VIT Total Return
JPMorgan IT Small Cap Core Portfolio
Putnam Variable Trust
Lazard Retirement Series, Inc.	VT High Yield
Lazard Retirement Emerging Markets Equity	VT International Value
Lazard Retirement International Equity
Rydex Variable Trust
Legg Mason Partners Variable Equity Trust	Guggenheim Long Short Equity
ClearBridge Variable Large Cap Value Portfolio I	Rydex NASDAQ-100

Legg Mason Partners Variable Income Trust	T. Rowe Price Equity Series, Inc.
Western Asset Variable Global High Yield Bond	T. Rowe Price Equity Income
Portfolio II	T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
MFS Variable Insurance Trust
MFS Growth	T. Rowe Price Equity Series, Inc. II
MFS Investors Trust	T. Rowe Price Blue Chip Growth II
MFS New Discovery	T. Rowe Price Equity Income II

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

T. Rowe Price International Series, Inc.	The Alger Portfolios (Class S) (continued)
T. Rowe Price International Stock	Alger Mid Cap Growth (Class S)
Alger Large Cap Growth (Class S)
The Alger Portfolios (Class 1-2)
Alger Capital Appreciation (Class 1-2)	VanEck VIP Trust
Alger Growth & Income (Class 1-2)	VanEck VIP Emerging Markets
Alger Large Cap Growth (Class 1-2)	VanEck VIP Global Hard Assets
Alger Mid Cap Growth (Class 1-2)
Alger Small Cap Growth (Class 1-2)	Wells Fargo Variable Trust
Wells Fargo VT Discovery
The Alger Portfolios (Class S)	Wells Fargo VT Opportunity
Alger Capital Appreciation (Class S)
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
The net assets are affected by the investment results of each Fund, transactions by contractholders and certain contract expenses (see Note 5). Contractholders’ interests consist of units of the sub-account. The accompanying financial statements include only contractholders’ purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholders to the Fixed Account in which the contractholders’ deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.
A contractholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.

2. Portfolio Changes
The following fund managers had name changes during the year ended December 31, 2018:

New fund manager name:	Former fund manager name:
Deutsche DWS Investments VIT Funds	Deutsche Variable Insurance Trust Funds
Deutsche DWS Variable Series I	Deutsche Variable Series I
Deutsche DWS Variable Series II	Deutsche Variable Series II
The following Funds had name changes during the year ended December 31, 2018:

New fund name:	Former fund name:
DWS Bond VIP (Class A)	Deutsche Bond VIP (Class A)
DWS Core Equity VIP (Class A)	Deutsche Core Equity VIP (Class A)
DWS CROCI® International VIP (Class A)	Deutsche CROCI® International VIP (Class A)
DWS Equity 500 Index VIP (Class B)	Deutsche Equity 500 Index VIP (Class B)
DWS Global Income Builder VIP (Class A)	Deutsche Global Income Builder VIP (Class A) II
DWS Global Small Cap VIP (Class A)	Deutsche Global Small Cap VIP (Class A)
DWS Small Cap Index VIP (Class B)	Deutsche Small Cap Index VIP (Class B)
Federated Managed Volatility Fund II (Primary Shares)	Federated Managed Volatility Fund II
PIMCO VIT International Bond (US Dollar-Hedged)	Foreign Bond (US Dollar Hedged)
VIT International Equity Insights	VIT Strategic International Equity

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2018. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations. Actual results could differ from those estimates.
Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables, depending on the annuitization date. The assumed investment return varies by contract but falls within a minimum of 3.00% and a 3.50% maximum. The mortality risk is fully borne by Lincoln Benefit and may result in additional amounts being transferred into the Account by Lincoln Benefit to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Lincoln Benefit but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Lincoln Benefit. A payable is established for amounts payable to Lincoln Benefit from the sub-accounts that are not yet paid. The amounts are included in “Transfers among the sub-accounts and with the Fixed Account - net” on the Statements of Changes in Net Asset and in "Contracts in payout (annuitization) period" in the Statement of Net Assets.

4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

4. Fair Value Measurements (continued)
In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-accounts can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize the transfer of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2018, there were no transfers between fair value levels.

5. Expenses
Withdrawal Charge - In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge ranges from 7% to 8.5% in the early years of the contract and declines to 0% after a specified period depending upon the contract. These amounts are included in "Payments on terminations" on the Statements of Changes in Net Assets, but are remitted to Lincoln Benefit.
Mortality and Expense Risk Charge - Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 1.15% to 2.60% per annum of the daily net assets of the Account, based on the rider options selected. The mortality and expense risk charge is recognized as a reduction in unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the Contracts and the cost of administering the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Lincoln Benefit guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder’s discretion, additional options may be purchased for an additional charge.
Administrative Expense Charge - Lincoln Benefit deducts administrative expense charges daily at a rate equal to 0.15% per annum of the average daily net assets of the Account for Investor’s Select and 0.10% for Consultant I, Consultant II, Consultant Solutions (Classic, Elite, Plus, Select), Premier Planner and LBL Advantage. The administrative expense charge is recognized as a reduction in unit values and reported on the Statement of Operations.
Contract Maintenance Charge - Lincoln Benefit deducts an annual maintenance charge on certain contracts on each contract anniversary and guarantees that this charge will not increase over the lives of the Contracts. For Investor’s Select, the charge is $25 and will be waived if total deposits are $75,000 or more. For Consultant I, Consultant II and Premier Planner, the charge is $35 and will be waived if total deposits are $50,000 or more. For Consultant Solutions (Classic, Elite, Plus, Select), the charge is $40, reduced to $30 if total deposits are $2,000 or more, and waived in certain cases. The contract maintenance charge is recognized as a redemption of units and reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments
The cost of investments purchased during the year ended December 31, 2018 was as follows:

Purchases
Investments in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Sub-Accounts:
Invesco V.I. American Franchise	$19,566
Invesco V.I. American Value	1,425,449
Invesco V.I. High Yield	50,623
Invesco V.I. Value Opportunities	408,026
Investments in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
Sub-Accounts:
Invesco V.I. American Franchise II	45,683
Invesco V.I. Core Equity II	163,706
Invesco V.I. Government Securities II	88,296
Invesco V.I. Growth and Income II	1,792,124
Invesco V.I. Mid Cap Core Equity II	552,216
Invesco V.I. Mid Cap Growth II	669,299
Invesco V.I. Value Opportunities II	262,838
Investments in the Deutsche DWS Investments VIT Funds* Funds Sub-Accounts:
DWS Equity 500 Index VIP (Class B)*	89,339
DWS Small Cap Index VIP (Class B)*	33,412
Investments in the Deutsche DWS Variable Series I* Sub-Accounts:
DWS Bond VIP (Class A)*	133,233
DWS Core Equity VIP (Class A)*	328,383
DWS CROCI® International VIP (Class A)*	27,601
DWS Global Small Cap VIP (Class A)*	438,457
Investment in the Deutsche DWS Variable Series II* Sub-Account:
DWS Global Income Builder VIP (Class A)*	599,942
Investments in the Federated Insurance Series Sub-Accounts:
Federated Fund for U.S. Government Securities II	530,322
Federated High Income Bond Fund II	1,256,839
Federated Managed Volatility Fund II (Primary Shares)*	272,520
Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
VIP Asset Manager	251,216
VIP Contrafund	3,249,978
VIP Equity-Income	1,257,617
VIP Government Money Market	8,877,277
VIP Growth	2,916,951
VIP Index 500	771,542
VIP Overseas	370,313
Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
VIP Asset Manager (Service Class 2)	113,252
VIP Contrafund (Service Class 2)	1,145,810
VIP Equity-Income (Service Class 2)	710,005
VIP Government Money Market (Service Class 2)	4,634,656
VIP Growth (Service Class 2)	1,048,266
VIP Index 500 (Service Class 2)	687,666
VIP Investment Grade Bond (Service Class 2)	479,855
VIP Overseas (Service Class 2)	589,722

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
VIT International Equity Insights*	$91,394
VIT Mid Cap Value	273,910
VIT Small Cap Equity Insights	104,618
Investments in the Janus Aspen Series Sub-Accounts:
Janus Henderson VIT Balanced (Institutional Shares)	1,150,175
Janus Henderson VIT Enterprise (Institutional Shares)	1,292,327
Janus Henderson VIT Flexible Bond (Institutional Shares)	515,238
Janus Henderson VIT Forty (Institutional Shares)	265,110
Janus Henderson VIT Global Research (Institutional Shares)	409,675
Janus Henderson VIT Research (Institutional Shares)	684,138
Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
Janus Henderson VIT Balanced (Service Shares)	178,631
Janus Henderson VIT Forty (Service Shares)	438,005
Janus Henderson VIT Global Research (Service Shares)	4,705
Janus Henderson VIT Mid Cap Value (Service Shares)	467,126
Janus Henderson VIT Overseas (Service Shares)	314,013
Investment in the JPMorgan Insurance Trust Sub-Account:
JPMorgan IT Small Cap Core Portfolio	73,879
Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
Lazard Retirement Emerging Markets Equity	42,411
Lazard Retirement International Equity	13,945
Investment in the Legg Mason Partners Variable Equity Trust Sub-Account:
ClearBridge Variable Large Cap Value Portfolio I	496,851
Investment in the Legg Mason Partners Variable Income Trust Sub-Account:
Western Asset Variable Global High Yield Bond Portfolio II	375,907
Investments in the MFS Variable Insurance Trust Sub-Accounts:
MFS Growth	373,432
MFS Investors Trust	459,560
MFS New Discovery	1,045,407
MFS Research	156,809
MFS Total Return	472,811
Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
MFS High Yield (Service Class)	135,235
MFS Investors Growth Stock Portfolio (Service Class)	295,077
MFS Investors Trust (Service Class)	77,687
MFS New Discovery Series (Service Class)	367,549
MFS Total Return (Service Class)	272,396
MFS Utilities (Service Class)	31,085
MFS Value (Service Class)	226,660
Investments in the Morgan Stanley Variable Insurance Fund, Inc. Sub-Accounts:
Morgan Stanley VIF Growth	1,574,957
Morgan Stanley VIF Mid Cap Growth	266,785

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the Morgan Stanley Variable Insurance Fund, Inc. (Class II) Sub-Accounts:
Morgan Stanley VIF Growth (Class II)	$2,440,483
Morgan Stanley VIF U.S. Real Estate (Class II)	424,214
Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
Oppenheimer Discovery Mid Cap Growth (SS)	404,878
Oppenheimer Global (SS)	538,143
Oppenheimer International Growth (SS)	57,191
Oppenheimer Main Street Small Cap (SS)	2,123,962
Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
PIMCO VIT International Bond (US Dollar-Hedged)*	420,690
PIMCO VIT Real Return	329,166
PIMCO VIT Total Return	1,674,457
Investments in the Putnam Variable Trust Sub-Accounts:
VT High Yield	96,047
VT International Value	84,654
Investments in the Rydex Variable Trust Sub-Accounts:
Guggenheim Long Short Equity	96,510
Rydex NASDAQ-100	42,959
Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
T. Rowe Price Equity Income	960,018
T. Rowe Price Mid-Cap Growth	1,142,591
T. Rowe Price New America Growth	1,417,571
Investments in the T. Rowe Price Equity Series, Inc. II Sub-Accounts:
T. Rowe Price Blue Chip Growth II	658,385
T. Rowe Price Equity Income II	1,329,923
Investment in the T. Rowe Price International Series, Inc. Sub-Account:
T. Rowe Price International Stock	479,384
Investments in The Alger Portfolios (Class 1-2) Sub-Accounts:
Alger Capital Appreciation (Class 1-2)	1,638,347
Alger Growth & Income (Class 1-2)	499,973
Alger Large Cap Growth (Class 1-2)	737,601
Alger Mid Cap Growth (Class 1-2)	1,141,463
Alger Small Cap Growth (Class 1-2)	187,035
Investments in The Alger Portfolios (Class S) Sub-Accounts:
Alger Capital Appreciation (Class S)	506,041
Alger Large Cap Growth (Class S)	1,847,635
Alger Mid Cap Growth (Class S)	495,254
Investments in the VanEck VIP Trust Sub-Accounts:
VanEck VIP Emerging Markets	93,271
VanEck VIP Global Hard Assets	32,173
Investments in the Wells Fargo Variable Trust Sub-Accounts:
Wells Fargo VT Discovery	450,443
Wells Fargo VT Opportunity	419,677

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
Lincoln Benefit offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and unit values which in turn result in various expense and total return ratios.
In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total returns are presented for each of the sub-accounts. Only rider options within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. These ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest unit fair values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.
Items in the following table are notated as follows:

*
Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, the investment income ratio is calculated for the period, or from the effective date, through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the beginning and end of the period is zero.

**
Expense Ratio - These amounts represent the range of annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying Fund have been excluded.

***
Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period unit value or the unit value on the effective date.

Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Franchise
2018	15	$15.04	—	16.39	$244	—%	1.35	—	2.05%	(5.60)	—	(4.93)%
2017	18	15.93	—	17.24	294	0.08	1.35	—	2.05	24.75	—	25.63
2016	19	12.77	—	13.73	248	—	1.35	—	2.05	0.18	—	0.89
2015	21	12.75	—	13.60	281	—	1.35	—	2.05	2.85	—	3.59
2014	23	12.39	—	13.13	293	0.03	1.35	—	2.05	6.22	—	6.98

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2018	280	$21.67	—	24.44	$6,937	0.47%	1.25	—	2.05%	(14.44)	—	(13.74)%
2017	324	24.97	—	28.33	9,302	0.77	1.25	—	2.15	7.62	—	8.60
2016	371	23.21	—	26.09	9,928	0.34	1.25	—	2.15	13.02	—	14.06
2015	457	20.53	—	22.87	10,709	0.31	1.25	—	2.15	(11.08)	—	(10.26)
2014	528	23.09	—	25.48	13,873	0.45	1.25	—	2.15	7.39	—	8.39

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. High Yield
2018	34	17.37	—	19.31	602	4.85	1.35	—	1.95	(5.24)	—	(4.66)
2017	38	17.73	—	20.26	696	3.74	1.35	—	2.15	4.03	—	4.87
2016	47	17.05	—	19.32	827	4.21	1.35	—	2.15	8.83	—	9.72
2015	61	15.66	—	17.61	986	5.08	1.35	—	2.15	(5.25)	—	(4.47)
2014	81	16.53	—	18.43	1,369	4.41	1.35	—	2.15	(0.46)	—	0.35

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Value Opportunities
2018	194	12.29	—	13.86	2,565	0.32	1.25	—	2.05	(20.84)	—	(20.19)
2017	223	15.52	—	17.36	3,713	0.39	1.25	—	2.05	15.05	—	15.98
2016	251	13.49	—	14.97	3,606	0.38	1.25	—	2.05	15.92	—	16.87
2015	299	11.64	—	12.81	3,696	2.59	1.25	—	2.05	(12.24)	—	(11.52)
2014	354	13.26	—	14.48	4,963	1.30	1.25	—	2.05	4.43	—	5.29

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. American Franchise II
2018	28	15.41	—	17.79	477	—	1.35	—	2.30	(6.10)	—	(5.19)
2017	33	16.41	—	18.77	604	—	1.35	—	2.30	24.13	—	25.32
2016	38	13.22	—	14.98	549	—	1.35	—	2.30	(0.32)	—	0.64
2015	42	13.26	—	14.88	614	—	1.35	—	2.30	2.34	—	3.34
2014	62	12.96	—	14.40	874	—	1.35	—	2.30	5.68	—	6.71

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Core Equity II
2018	82	14.55	—	16.02	1,290	—	1.35	—	2.10	(11.51)	—	(10.84)
2017	102	16.05	—	17.97	1,805	0.81	1.35	—	2.30	10.30	—	11.36
2016	117	14.56	—	16.14	1,846	0.49	1.35	—	2.30	7.50	—	8.54
2015	163	13.54	—	14.87	2,388	0.87	1.35	—	2.30	(8.17)	—	(7.27)
2014	195	14.74	—	16.04	3,072	0.64	1.35	—	2.30	5.37	—	6.39

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Government Securities II
2018	109	10.31	—	11.81	1,257	1.79	1.35	—	2.25	(1.96)	—	(1.07)
2017	140	10.51	—	11.94	1,629	1.75	1.35	—	2.25	(0.55)	—	0.35
2016	169	10.57	—	11.90	1,952	1.68	1.35	—	2.25	(1.26)	—	(0.36)
2015	233	10.71	—	11.94	2,708	1.87	1.35	—	2.25	(2.19)	—	(1.29)
2014	285	10.95	—	12.10	3,364	2.76	1.35	—	2.25	1.54	—	2.48

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Growth and Income II
2018	475	18.27	—	22.43	9,908	1.71	1.25	—	2.30	(15.58)	—	(14.67)
2017	561	21.65	—	26.29	13,777	1.25	1.25	—	2.30	11.43	—	12.62
2016	667	19.43	—	23.34	14,580	0.84	1.25	—	2.30	16.69	—	17.95
2015	834	16.65	—	19.79	15,477	2.49	1.25	—	2.30	(5.54)	—	(4.51)
2014	1,012	17.62	—	20.72	19,710	1.42	1.25	—	2.30	7.44	—	8.60

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Mid Cap Core Equity II
2018	139	$16.38	—	18.92	$2,562	0.11%	1.35	—	2.30%	(13.63)	—	(12.80)%
2017	161	18.97	—	21.70	3,407	0.32	1.35	—	2.30	12.04	—	13.11
2016	188	16.93	—	19.19	3,515	—	1.35	—	2.30	10.57	—	11.64
2015	245	15.31	—	17.19	4,113	0.10	1.35	—	2.30	(6.48)	—	(5.57)
2014	312	16.38	—	18.20	5,550	—	1.35	—	2.30	1.77	—	2.76

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Mid Cap Growth II
2018	113	20.68	—	23.62	2,567	—	1.25	—	2.10	(7.85)	—	(7.05)
2017	128	22.45	—	25.42	3,120	—	1.25	—	2.10	19.60	—	20.63
2016	156	18.77	—	21.07	3,162	—	1.25	—	2.10	(1.53)	—	(0.67)
2015	176	19.06	—	21.21	3,613	—	1.25	—	2.10	(1.08)	—	(0.21)
2014	216	19.27	—	21.26	4,439	—	1.25	—	2.10	5.43	—	6.35

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Value Opportunities II
2018	109	11.32	—	13.08	1,390	—	1.35	—	2.30	(21.20)	—	(20.44)
2017	113	14.37	—	16.44	1,809	0.02	1.35	—	2.30	14.55	—	15.65
2016	134	12.55	—	14.21	1,855	0.08	1.35	—	2.30	15.22	—	16.33
2015	162	10.89	—	12.22	1,937	2.15	1.35	—	2.30	(12.71)	—	(11.86)
2014	211	12.47	—	13.86	2,866	1.14	1.35	—	2.30	3.94	—	4.95

	Deutsche DWS Investments VIT Funds - DWS Equity 500 Index VIP (Class B)
2018	26	25.14	—	28.10	699	1.41	1.35	—	2.05	(6.89)	—	(6.23)
2017	31	27.00	—	29.97	891	1.40	1.35	—	2.05	18.60	—	19.44
2016	34	22.76	—	25.09	819	1.84	1.35	—	2.05	9.04	—	9.82
2015	40	20.87	—	22.85	884	1.40	1.35	—	2.05	(1.15)	—	(0.45)
2014	49	21.12	—	22.95	1,081	1.66	1.35	—	2.05	10.73	—	11.52

	Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP (Class B)
2018	7	27.47	—	30.71	219	0.73	1.35	—	2.05	(13.24)	—	(12.62)
2017	12	31.66	—	35.14	405	0.68	1.35	—	2.05	11.71	—	12.50
2016	13	28.34	—	31.24	393	0.81	1.35	—	2.05	18.24	—	19.08
2015	14	23.97	—	26.23	358	0.86	1.35	—	2.05	(6.81)	—	(6.14)
2014	19	25.72	—	27.95	517	0.76	1.35	—	2.05	2.33	—	3.06

	Deutsche DWS Variable Series I - DWS Bond VIP (Class A)
2018	134	13.58	—	15.37	2,002	4.58	1.25	—	1.80	(4.40)	—	(3.87)
2017	154	14.20	—	15.99	2,393	2.47	1.25	—	1.80	3.95	—	4.52
2016	167	13.66	—	15.29	2,484	5.28	1.25	—	1.80	4.04	—	4.62
2015	191	13.13	—	14.62	2,721	3.14	1.25	—	1.80	(2.07)	—	(1.53)
2014	225	13.41	—	14.85	3,275	3.71	1.25	—	1.80	4.73	—	5.31

	Deutsche DWS Variable Series I - DWS Core Equity VIP (Class A)
2018	44	17.99	—	22.08	862	1.73	1.25	—	1.80	(7.38)	—	(6.86)
2017	55	19.42	—	23.71	1,167	1.20	1.25	—	1.80	18.87	—	19.52
2016	65	16.34	—	19.84	1,156	1.74	1.25	—	1.80	8.51	—	9.11
2015	118	15.06	—	18.18	1,887	0.73	1.25	—	1.80	3.37	—	3.94
2014	85	14.57	—	17.49	1,336	1.08	1.25	—	1.80	9.83	—	10.44

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Deutsche DWS Variable Series I - DWS CROCI® International VIP (Class A)
2018	71	$6.61	—	10.26	$572	1.05%	1.25	—	1.80%	(15.93)	—	(15.46)%
2017	80	7.86	—	12.14	760	7.23	1.25	—	1.80	19.79	—	20.45
2016	89	6.56	—	10.08	716	10.02	1.25	—	1.80	(1.05)	—	(0.51)
2015	98	6.63	—	10.13	793	4.29	1.25	—	1.80	(7.17)	—	(6.66)
2014	145	7.14	—	10.85	1,276	1.91	1.25	—	1.80	(13.34)	—	(12.86)

	Deutsche DWS Variable Series I - DWS Global Small Cap VIP (Class A)
2018	94	14.41	—	28.80	1,881	0.29	1.25	—	1.80	(21.94)	—	(21.50)
2017	114	18.46	—	36.69	2,927	—	1.25	—	1.80	17.89	—	18.54
2016	167	15.66	—	30.95	3,480	0.37	1.25	—	1.80	(0.24)	—	0.31
2015	191	15.70	—	30.86	3,927	1.01	1.25	—	1.80	(0.64)	—	(0.10)
2014	224	15.80	—	30.89	4,632	0.86	1.25	—	1.80	(5.84)	—	(5.32)

	Deutsche DWS Variable Series II - DWS Global Income Builder VIP (Class A)
2018	144	14.72	—	15.87	2,218	3.81	1.25	—	1.80	(9.32)	—	(8.82)
2017	159	16.24	—	17.41	2,694	3.06	1.25	—	1.80	14.47	—	15.10
2016	180	14.19	—	15.13	2,658	4.10	1.25	—	1.80	4.91	—	5.49
2015	202	13.52	—	14.34	2,826	3.20	1.25	—	1.80	(3.20)	—	(2.67)
2014	226	13.97	—	14.73	3,264	3.09	1.25	—	1.80	1.98	—	2.54

	Federated Insurance Series - Federated Fund for U.S. Government Securities II
2018	317	14.44	—	16.60	5,122	2.41	1.25	—	1.80	(1.35)	—	(0.80)
2017	359	14.64	—	16.74	5,846	2.38	1.25	—	1.80	0.11	—	0.66
2016	393	14.62	—	16.63	6,383	2.65	1.25	—	1.80	(0.20)	—	0.35
2015	454	14.65	—	16.57	7,324	2.76	1.25	—	1.80	(1.28)	—	(0.73)
2014	546	14.84	—	16.69	8,901	2.90	1.25	—	1.80	2.76	—	3.32

	Federated Insurance Series - Federated High Income Bond Fund II
2018	200	21.60	—	23.18	4,828	7.96	1.25	—	1.80	(5.02)	—	(4.49)
2017	246	22.74	—	24.27	6,297	6.64	1.25	—	1.80	5.04	—	5.62
2016	305	21.65	—	22.98	7,364	6.51	1.25	—	1.80	12.78	—	13.40
2015	339	19.20	—	20.27	7,107	5.86	1.25	—	1.80	(4.31)	—	(3.78)
2014	416	20.06	—	21.07	9,009	6.49	1.25	—	1.80	0.86	—	1.42

	Federated Insurance Series - Federated Managed Volatility Fund II (Primary Shares)
2018	82	13.64	—	16.56	1,529	3.08	1.25	—	1.80	(10.14)	—	(9.64)
2017	99	15.17	—	18.33	2,016	3.97	1.25	—	1.80	16.01	—	16.65
2016	110	13.08	—	15.71	1,931	4.87	1.25	—	1.80	5.77	—	6.36
2015	131	12.37	—	14.78	2,135	4.66	1.25	—	1.80	(9.21)	—	(8.71)
2014	153	13.62	—	16.18	2,721	3.55	1.25	—	1.80	2.06	—	2.62

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2018	133	15.32	—	19.85	2,984	1.64	1.25	—	1.80	(7.05)	—	(6.53)
2017	151	16.49	—	21.23	3,611	1.86	1.25	—	1.80	12.08	—	12.69
2016	163	14.71	—	18.84	3,474	1.38	1.25	—	1.80	1.24	—	1.79
2015	188	14.53	—	18.51	3,954	1.56	1.25	—	1.80	(1.64)	—	(1.10)
2014	205	14.77	—	18.72	4,388	1.45	1.25	—	1.80	3.94	—	4.52

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2018	735	$23.26	—	35.51	$24,102	0.69%	1.25	—	1.80%	(8.06)	—	(7.55)%
2017	852	25.30	—	38.41	30,097	0.99	1.25	—	1.80	19.71	—	20.37
2016	976	21.13	—	31.91	28,688	0.76	1.25	—	1.80	6.08	—	6.67
2015	1,126	19.92	—	29.92	31,018	0.98	1.25	—	1.80	(1.12)	—	(0.58)
2014	1,335	20.15	—	30.09	36,707	0.90	1.25	—	1.80	9.95	—	10.55

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2018	395	19.70	—	24.00	12,061	2.22	1.25	—	1.80	(9.94)	—	(9.44)
2017	438	21.88	—	26.50	14,701	1.65	1.25	—	1.80	10.89	—	11.50
2016	498	19.73	—	23.77	14,777	2.18	1.25	—	1.80	15.92	—	16.56
2015	554	17.02	—	20.39	14,339	3.07	1.25	—	1.80	(5.68)	—	(5.16)
2014	630	18.04	—	21.50	17,038	2.74	1.25	—	1.80	6.78	—	7.37

	Fidelity Variable Insurance Products Fund - VIP Government Money Market
2018	1,526	9.70	—	11.64	16,057	1.63	1.25	—	2.30	(0.68)	—	0.38
2017	1,677	9.77	—	11.60	17,525	0.69	1.25	—	2.30	(1.62)	—	(0.57)
2016	1,822	9.93	—	11.67	19,177	0.19	1.25	—	2.30	(1.04)	—	(0.68)
2015	966	10.04	—	11.79	10,999	0.03	1.25	—	1.80	(1.76)	—	(1.21)
2014	1,233	10.22	—	11.93	14,234	0.01	1.25	—	1.80	(1.77)	—	(1.23)

	Fidelity Variable Insurance Products Fund - VIP Growth
2018	578	14.73	—	26.88	14,862	0.24	1.25	—	1.80	(1.96)	—	(1.42)
2017	622	15.02	—	27.26	16,333	0.22	1.25	—	1.80	32.73	—	33.46
2016	672	11.32	—	20.43	13,437	0.04	1.25	—	1.80	(0.99)	—	(0.45)
2015	766	11.43	—	20.52	15,431	0.25	1.25	—	1.80	5.26	—	5.84
2014	869	10.86	—	19.39	16,344	0.18	1.25	—	1.80	9.31	—	9.92

	Fidelity Variable Insurance Products Fund - VIP Index 500
2018	898	17.43	—	25.79	19,732	1.82	1.25	—	1.80	(6.21)	—	(5.68)
2017	1,040	18.59	—	27.34	24,306	1.78	1.25	—	1.80	19.55	—	20.21
2016	1,126	15.55	—	22.75	21,792	1.39	1.25	—	1.80	9.87	—	10.47
2015	1,270	14.15	—	20.59	22,201	1.95	1.25	—	1.80	(0.47)	—	0.08
2014	1,427	14.22	—	20.57	25,018	1.54	1.25	—	1.80	11.54	—	12.16

	Fidelity Variable Insurance Products Fund - VIP Overseas
2018	281	10.86	—	16.77	4,219	1.50	1.25	—	1.80	(16.34)	—	(15.87)
2017	308	12.98	—	19.94	5,555	1.38	1.25	—	1.80	27.97	—	28.67
2016	382	10.14	—	15.49	5,227	1.28	1.25	—	1.80	(6.75)	—	(6.24)
2015	484	10.88	—	16.52	6,906	1.38	1.25	—	1.80	1.78	—	2.34
2014	548	10.69	—	16.15	7,597	1.34	1.25	—	1.80	(9.72)	—	(9.22)

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Asset Manager (Service Class 2)
2018	87	14.31	—	16.53	1,392	1.49	1.35	—	2.30	(7.78)	—	(6.89)
2017	89	15.52	—	17.76	1,535	1.61	1.35	—	2.30	11.15	—	12.21
2016	98	13.97	—	15.82	1,501	1.21	1.35	—	2.30	0.48	—	1.46
2015	111	13.90	—	15.60	1,693	1.28	1.35	—	2.30	(2.36)	—	(1.41)
2014	134	14.23	—	15.82	2,062	1.13	1.35	—	2.30	3.11	—	4.11

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Contrafund (Service Class 2)
2018	330	$22.36	—	26.42	$8,462	0.43%	1.35	—	2.45%	(8.93)	—	(7.91)%
2017	374	24.55	—	28.69	10,460	0.75	1.35	—	2.45	18.63	—	19.95
2016	474	20.69	—	23.92	11,056	0.57	1.35	—	2.45	5.10	—	6.28
2015	570	19.69	—	22.50	12,510	0.73	1.35	—	2.45	(2.04)	—	(0.94)
2014	737	20.44	—	22.72	16,363	0.66	1.35	—	2.30	9.09	—	10.15

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Equity-Income (Service Class 2)
2018	329	15.75	—	18.61	5,947	1.91	1.35	—	2.45	(10.78)	—	(9.78)
2017	394	17.65	—	20.63	7,919	1.41	1.35	—	2.45	9.91	—	11.13
2016	483	16.06	—	18.56	8,741	1.91	1.35	—	2.45	14.83	—	16.12
2015	650	13.99	—	16.34	10,147	2.80	1.35	—	2.45	(6.58)	—	(5.53)
2014	784	14.97	—	16.92	12,975	2.40	1.35	—	2.45	5.82	—	7.02

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Government Money Market (Service Class 2)
2018	842	8.48	—	9.79	7,965	1.39	1.35	—	2.30	(0.93)	—	0.02
2017	1,006	8.56	—	9.79	9,545	0.41	1.35	—	2.30	(1.87)	—	(0.93)
2016	1,188	8.72	—	9.88	11,380	0.01	1.35	—	2.30	(2.28)	—	(1.33)
2015	1,331	8.92	—	10.01	12,996	0.01	1.35	—	2.30	(2.29)	—	(1.34)
2014	1,699	9.13	—	10.15	16,838	0.01	1.35	—	2.30	(2.29)	—	(1.34)

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Growth (Service Class 2)
2018	172	20.81	—	24.03	4,470	0.05	1.35	—	2.30	(2.72)	—	(1.78)
2017	236	21.39	—	24.47	6,157	0.08	1.35	—	2.30	31.74	—	33.00
2016	242	16.23	—	18.39	4,831	—	1.35	—	2.30	(1.76)	—	(0.80)
2015	289	16.53	—	23.97	5,806	0.03	1.35	—	2.30	4.45	—	5.46
2014	365	15.82	—	17.58	6,923	—	1.35	—	2.30	8.46	—	9.51

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Index 500 (Service Class 2)
2018	481	20.26	—	23.39	10,929	1.49	1.35	—	2.30	(6.92)	—	(6.02)
2017	550	21.76	—	24.89	13,325	1.56	1.35	—	2.30	18.64	—	19.77
2016	673	18.34	—	20.78	13,597	1.24	1.35	—	2.30	9.02	—	10.08
2015	848	16.82	—	18.88	15,595	1.71	1.35	—	2.30	(1.24)	—	(0.28)
2014	1,036	17.04	—	18.93	19,143	1.32	1.35	—	2.30	10.68	—	11.76

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Investment Grade Bond (Service Class 2)
2018	526	12.10	—	13.97	7,348	2.24	1.35	—	2.30	(3.07)	—	(2.13)
2017	607	12.48	—	14.28	8,671	2.09	1.35	—	2.30	1.62	—	2.59
2016	747	12.28	—	13.92	10,489	2.09	1.35	—	2.30	2.08	—	3.07
2015	881	12.03	—	15.50	11,976	2.22	1.35	—	2.30	(3.13)	—	(2.19)
2014	1,068	12.42	—	13.80	14,832	1.75	1.35	—	2.30	3.19	—	4.19

	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Overseas (Service Class 2)
2018	400	13.12	—	15.16	5,921	1.23	1.35	—	2.30	(17.01)	—	(16.21)
2017	458	15.81	—	18.09	8,120	1.14	1.35	—	2.30	27.02	—	28.24
2016	592	12.45	—	14.11	8,191	1.12	1.35	—	2.30	(7.44)	—	(6.54)
2015	692	13.45	—	15.98	10,264	1.05	1.35	—	2.30	0.92	—	1.90
2014	906	13.33	—	14.81	13,199	0.99	1.35	—	2.30	(10.41)	—	(9.53)

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Goldman Sachs Variable Insurance Trust - VIT International Equity Insights
2018	32	$10.88	—	11.31	$357	1.92%	1.40	—	1.60%	(17.62)	—	(17.45)%
2017	33	13.21	—	13.70	453	1.76	1.40	—	1.60	24.60	—	24.85
2016	43	10.60	—	10.97	466	1.88	1.40	—	1.60	(4.27)	—	(4.08)
2015	52	11.07	—	11.44	593	1.69	1.40	—	1.60	(0.55)	—	(0.35)
2014	58	11.13	—	11.48	655	3.40	1.40	—	1.60	(9.01)	—	(8.83)

	Goldman Sachs Variable Insurance Trust - VIT Mid Cap Value (sub-account launched on May 1, 2015)
2018	135	9.14	—	9.47	1,271	1.23	1.35	—	2.30	(12.52)	—	(11.67)
2017	155	10.45	—	10.72	1,658	0.69	1.35	—	2.30	8.53	—	9.58
2016	183	9.63	—	9.79	1,783	1.28	1.35	—	2.30	10.93	—	12.00
2015	224	8.68	—	8.74	1,952	0.85	1.35	—	2.30	(13.18)	—	(12.62)

	Goldman Sachs Variable Insurance Trust - VIT Small Cap Equity Insights
2018	18	30.49	—	31.68	568	0.46	1.40	—	1.60	(10.08)	—	(9.90)
2017	20	33.91	—	35.17	688	0.53	1.40	—	1.60	9.80	—	10.02
2016	22	30.88	—	31.96	689	1.05	1.40	—	1.60	21.25	—	21.49
2015	27	25.47	—	26.31	692	0.28	1.40	—	1.60	(3.68)	—	(3.49)
2014	31	26.44	—	27.26	850	0.72	1.40	—	1.60	5.23	—	5.44

	Janus Aspen Series - Janus Henderson VIT Balanced (Institutional Shares)
2018	488	22.01	—	35.67	17,065	2.13	1.25	—	1.80	(1.12)	—	(0.58)
2017	572	22.26	—	35.88	19,958	1.60	1.25	—	1.80	16.32	—	16.96
2016	660	19.13	—	30.68	20,110	2.15	1.25	—	1.80	2.74	—	3.31
2015	729	18.62	—	29.70	21,688	1.61	1.25	—	1.80	(1.17)	—	(0.63)
2014	798	18.85	—	29.88	23,894	1.72	1.25	—	1.80	6.57	—	7.16

	Janus Aspen Series - Janus Henderson VIT Enterprise (Institutional Shares)
2018	398	13.97	—	42.65	14,522	0.24	1.25	—	1.80	(2.20)	—	(1.66)
2017	435	14.29	—	43.37	16,386	0.25	1.25	—	1.80	25.15	—	25.84
2016	465	11.41	—	34.46	13,875	0.14	1.25	—	1.80	10.36	—	10.97
2015	519	10.34	—	31.06	13,860	0.65	1.25	—	1.80	2.17	—	2.74
2014	552	10.12	—	30.23	14,650	0.15	1.25	—	1.80	10.52	—	11.12

	Janus Aspen Series - Janus Henderson VIT Flexible Bond (Institutional Shares)
2018	226	18.65	—	21.37	4,762	3.05	1.25	—	1.80	(2.78)	—	(2.24)
2017	265	19.18	—	21.86	5,728	2.73	1.25	—	1.80	1.78	—	2.34
2016	319	18.85	—	21.36	6,670	2.76	1.25	—	1.80	0.64	—	1.20
2015	367	18.73	—	21.10	7,691	2.31	1.25	—	1.80	(1.56)	—	(1.02)
2014	414	19.02	—	21.32	8,777	3.36	1.25	—	1.80	3.06	—	3.63

	Janus Aspen Series - Janus Henderson VIT Forty (Institutional Shares)
2018	41	32.49	—	35.00	1,391	—	1.35	—	1.85	0.09	—	0.60
2017	51	32.46	—	34.79	1,742	—	1.35	—	1.85	27.92	—	28.56
2016	70	25.37	—	27.06	1,855	—	1.35	—	1.85	0.31	—	0.82
2015	88	25.00	—	26.84	2,317	—	1.35	—	1.95	10.03	—	10.71
2014	94	22.72	—	24.24	2,243	0.15	1.35	—	1.95	6.61	—	7.26

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Janus Aspen Series - Janus Henderson VIT Global Research (Institutional Shares)
2018	424	$9.08	—	17.69	$8,638	1.12%	1.25	—	1.80%	(8.54)	—	(8.03)%
2017	464	9.92	—	19.23	10,209	0.83	1.25	—	1.80	24.77	—	25.45
2016	504	7.95	—	15.33	8,906	1.06	1.25	—	1.80	0.25	—	0.80
2015	561	7.93	—	15.21	9,913	0.67	1.25	—	1.80	(4.03)	—	(3.50)
2014	631	8.27	—	15.76	11,437	1.06	1.25	—	1.80	5.53	—	6.11

	Janus Aspen Series - Janus Henderson VIT Research (Institutional Shares)
2018	345	12.58	—	23.75	9,669	0.54	1.25	—	1.80	(4.32)	—	(3.79)
2017	383	13.15	—	24.68	10,984	0.40	1.25	—	1.80	25.61	—	26.30
2016	427	10.47	—	19.54	9,634	0.52	1.25	—	1.80	(1.29)	—	(0.74)
2015	492	10.61	—	19.69	11,059	0.64	1.25	—	1.80	3.47	—	4.04
2014	521	10.25	—	18.93	11,507	0.35	1.25	—	1.80	10.98	—	11.59

	Janus Aspen Series (Service Shares) - Janus Henderson VIT Balanced (Service Shares)
2018	113	21.05	—	24.31	2,686	1.78	1.35	—	2.30	(1.88)	—	(0.93)
2017	140	21.45	—	24.54	3,340	1.38	1.35	—	2.30	15.44	—	16.55
2016	161	18.58	—	21.05	3,317	1.80	1.35	—	2.30	1.93	—	2.92
2015	227	18.23	—	20.45	4,524	1.36	1.35	—	2.30	(1.90)	—	(0.95)
2014	267	18.58	—	20.65	5,389	1.47	1.35	—	2.30	5.75	—	6.78

	Janus Aspen Series (Service Shares) - Janus Henderson VIT Forty (Service Shares)
2018	64	29.51	—	34.08	2,101	—	1.35	—	2.30	(0.62)	—	0.34
2017	71	29.69	—	33.97	2,329	—	1.35	—	2.30	27.03	—	28.25
2016	82	23.38	—	26.48	2,097	—	1.35	—	2.30	(0.40)	—	0.57
2015	98	23.47	—	26.33	2,512	—	1.35	—	2.30	9.36	—	10.43
2014	120	21.46	—	23.85	2,778	0.03	1.35	—	2.30	5.97	—	7.00

	Janus Aspen Series (Service Shares) - Janus Henderson VIT Global Research (Service Shares)
2018	23	12.80	—	14.48	348	0.95	1.35	—	2.05	(8.99)	—	(8.34)
2017	27	14.06	—	15.80	446	0.69	1.35	—	2.05	24.10	—	24.98
2016	34	11.33	—	12.64	433	0.93	1.35	—	2.05	(0.26)	—	0.45
2015	44	11.36	—	12.59	569	0.54	1.35	—	2.05	(4.53)	—	(3.85)
2014	48	11.90	—	13.09	649	0.92	1.35	—	2.05	4.98	—	5.73

	Janus Aspen Series (Service Shares) - Janus Henderson VIT Mid Cap Value (Service Shares)
2018	144	19.93	—	23.02	3,203	0.87	1.35	—	2.30	(15.80)	—	(14.99)
2017	164	23.67	—	27.08	4,328	0.62	1.35	—	2.30	11.04	—	12.10
2016	201	21.32	—	24.16	4,732	0.87	1.35	—	2.30	16.04	—	17.16
2015	263	18.37	—	20.62	5,284	1.07	1.35	—	2.30	(5.91)	—	(4.99)
2014	411	19.53	—	21.70	8,706	1.20	1.35	—	2.30	5.95	—	6.98

	Janus Aspen Series (Service Shares) - Janus Henderson VIT Overseas (Service Shares)
2018	178	8.70	—	10.76	1,814	1.63	1.25	—	2.30	(17.09)	—	(16.20)
2017	203	10.49	—	12.84	2,469	1.57	1.25	—	2.30	27.82	—	29.18
2016	211	8.20	—	9.94	1,986	4.34	1.25	—	2.30	(8.85)	—	(7.86)
2015	244	9.00	—	10.78	2,510	0.51	1.25	—	2.30	(10.90)	—	(9.94)
2014	304	10.10	—	11.97	3,475	3.06	1.25	—	2.30	(14.12)	—	(13.19)

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	JPMorgan Insurance Trust - JPMorgan IT Small Cap Core Portfolio
2018	28	$27.89	—	28.98	$786	0.38%	1.40	—	1.60%	(13.34)	—	(13.16)%
2017	33	32.18	—	33.37	1,070	0.32	1.40	—	1.60	13.40	—	13.63
2016	34	28.38	—	29.37	977	0.50	1.40	—	1.60	18.31	—	18.55
2015	39	23.98	—	24.77	938	0.15	1.40	—	1.60	(6.79)	—	(6.60)
2014	44	25.73	—	26.52	1,136	0.14	1.40	—	1.60	7.86	—	8.07

	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity
2018	30	33.80	—	38.24	1,021	1.79	1.35	—	2.05	(20.23)	—	(19.66)
2017	33	42.37	—	47.60	1,424	1.64	1.35	—	2.05	25.22	—	26.11
2016	43	33.83	—	37.75	1,440	1.01	1.35	—	2.05	18.31	—	19.15
2015	51	28.60	—	31.68	1,459	1.06	1.35	—	2.05	(21.70)	—	(21.14)
2014	60	36.52	—	40.17	2,151	1.41	1.35	—	2.05	(6.59)	—	(5.92)

	Lazard Retirement Series, Inc. - Lazard Retirement International Equity
2018	14	12.27	—	12.75	169	1.45	1.40	—	1.60	(15.29)	—	(15.12)
2017	16	14.49	—	15.02	240	2.36	1.40	—	1.60	20.40	—	20.64
2016	21	12.03	—	12.45	257	1.13	1.40	—	1.60	(5.80)	—	(5.61)
2015	28	12.77	—	13.19	361	1.60	1.40	—	1.60	0.13	—	0.33
2014	32	12.76	—	13.15	414	1.37	1.40	—	1.60	(5.73)	—	(5.54)

	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio I
2018	226	13.99	—	21.93	4,481	1.42	1.25	—	2.10	(10.79)	—	(10.01)
2017	274	21.48	—	24.37	6,025	1.33	1.25	—	2.15	12.38	—	13.41
2016	312	19.12	—	21.49	6,087	1.44	1.25	—	2.15	10.58	—	11.60
2015	366	17.29	—	19.26	6,450	1.32	1.25	—	2.15	(4.96)	—	(4.07)
2014	489	13.05	—	20.07	8,826	2.00	1.25	—	2.30	9.14	—	10.32

	Legg Mason Partners Variable Income Trust - Western Asset Variable Global High Yield Bond Portfolio II
2018	249	15.30	—	17.67	4,277	4.71	1.35	—	2.30	(6.37)	—	(5.46)
2017	285	16.34	—	18.69	5,177	4.56	1.35	—	2.30	5.95	—	6.97
2016	339	15.42	—	17.47	5,780	5.31	1.35	—	2.30	12.71	—	13.80
2015	434	13.68	—	15.35	6,504	5.19	1.35	—	2.30	(8.24)	—	(7.35)
2014	548	14.91	—	16.57	8,882	5.86	1.35	—	2.30	(3.77)	—	(2.84)

	MFS Variable Insurance Trust - MFS Growth
2018	144	14.06	—	30.99	3,043	0.09	1.25	—	1.80	0.83	—	1.39
2017	168	13.94	—	30.57	3,531	0.10	1.25	—	1.80	29.07	—	29.78
2016	185	10.80	—	23.55	3,008	0.05	1.25	—	1.80	0.62	—	1.17
2015	171	10.74	—	23.28	2,885	0.15	1.25	—	1.80	5.64	—	6.22
2014	166	10.16	—	21.92	2,744	0.10	1.25	—	1.80	7.00	—	7.59

	MFS Variable Insurance Trust - MFS Investors Trust
2018	74	17.60	—	22.96	1,480	0.72	1.25	—	1.80	(7.18)	—	(6.67)
2017	64	18.96	—	24.60	1,396	0.72	1.25	—	1.80	21.15	—	21.82
2016	70	15.65	—	20.19	1,264	0.84	1.25	—	1.80	6.66	—	7.24
2015	83	14.67	—	18.83	1,398	0.89	1.25	—	1.80	(1.57)	—	(1.03)
2014	101	14.91	—	19.03	1,705	0.86	1.25	—	1.80	9.03	—	9.63

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	MFS Variable Insurance Trust - MFS New Discovery
2018	172	$18.85	—	43.68	$4,450	—%	1.25	—	1.80%	(3.24)	—	(2.71)%
2017	189	19.48	—	44.90	5,128	—	1.25	—	1.80	24.40	—	25.09
2016	212	15.66	—	35.89	4,659	—	1.25	—	1.80	7.11	—	7.70
2015	236	14.62	—	33.32	4,789	—	1.25	—	1.80	(3.64)	—	(3.10)
2014	269	15.17	—	34.39	5,613	—	1.25	—	1.80	(8.91)	—	(8.41)

	MFS Variable Insurance Trust - MFS Research
2018	48	15.80	—	25.08	1,056	0.68	1.25	—	1.80	(6.08)	—	(5.56)
2017	55	16.82	—	26.56	1,291	1.39	1.25	—	1.80	21.17	—	21.84
2016	59	13.88	—	21.80	1,153	0.65	1.25	—	1.80	6.80	—	7.39
2015	98	13.00	—	20.30	1,678	0.81	1.25	—	1.80	(0.99)	—	(0.45)
2014	78	13.13	—	20.39	1,389	0.85	1.25	—	1.80	8.24	—	8.83

	MFS Variable Insurance Trust - MFS Total Return
2018	257	20.36	—	24.83	5,738	2.16	1.25	—	1.80	(7.31)	—	(6.79)
2017	286	21.96	—	26.64	6,879	2.31	1.25	—	1.80	10.30	—	10.91
2016	335	19.91	—	24.02	7,328	2.94	1.25	—	1.80	7.15	—	7.74
2015	409	18.58	—	22.29	8,295	2.56	1.25	—	1.80	(2.15)	—	(1.61)
2014	496	18.99	—	22.65	10,290	1.94	1.25	—	1.80	6.56	—	7.15

	MFS Variable Insurance Trust (Service Class) - MFS High Yield (Service Class)
2018	101	14.90	—	17.21	1,694	5.32	1.35	—	2.30	(5.46)	—	(4.55)
2017	133	15.76	—	18.03	2,325	6.17	1.35	—	2.30	3.88	—	4.88
2016	148	15.17	—	17.19	2,467	6.51	1.35	—	2.30	11.04	—	12.12
2015	175	13.67	—	15.33	2,610	6.55	1.35	—	2.30	(6.62)	—	(5.71)
2014	224	14.63	—	16.26	3,548	4.87	1.35	—	2.30	0.18	—	1.15

	MFS Variable Insurance Trust (Service Class) - MFS Investors Growth Stock Portfolio (Service Class) (sub-account launched on March 27, 2015)
2018	109	21.03	—	24.29	2,574	0.33	1.35	—	2.30	(1.74)	—	(0.79)
2017	138	21.41	—	24.49	3,279	0.42	1.35	—	2.30	25.18	—	26.38
2016	191	17.10	—	19.37	3,616	0.36	1.35	—	2.30	3.41	—	4.42
2015	236	16.54	—	18.56	4,280	0.51	1.35	—	2.30	(3.36)	—	(2.65)

	MFS Variable Insurance Trust (Service Class) - MFS Investors Trust (Service Class)
2018	20	21.22	—	23.60	463	0.47	1.35	—	2.05	(7.64)	—	(6.99)
2017	23	22.98	—	25.37	567	0.53	1.35	—	2.05	20.52	—	21.37
2016	29	19.07	—	20.90	583	0.60	1.35	—	2.05	6.10	—	6.86
2015	47	17.97	—	19.56	903	0.65	1.35	—	2.05	(2.10)	—	(1.40)
2014	59	18.35	—	19.84	1,147	0.73	1.35	—	2.05	8.44	—	9.22

	MFS Variable Insurance Trust (Service Class) - MFS New Discovery Series (Service Class)
2018	78	20.93	—	24.10	1,883	—	1.35	—	2.15	(3.83)	—	(3.05)
2017	97	21.76	—	25.74	2,421	—	1.35	—	2.15	23.64	—	24.63
2016	110	17.60	—	20.66	2,215	—	1.35	—	2.15	6.47	—	7.33
2015	152	16.53	—	19.24	2,868	—	1.35	—	2.15	(4.25)	—	(3.47)
2014	180	17.26	—	19.94	3,527	—	1.35	—	2.15	(9.48)	—	(8.74)

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	MFS Variable Insurance Trust (Service Class) - MFS Total Return (Service Class)
2018	146	$14.88	—	17.58	$2,487	1.94%	1.35	—	2.45%	(8.18)	—	(7.15)%
2017	179	16.20	—	18.93	3,288	2.16	1.35	—	2.45	9.30	—	10.52
2016	203	14.82	—	17.13	3,368	2.56	1.35	—	2.45	6.16	—	7.35
2015	262	13.96	—	15.96	4,072	2.28	1.35	—	2.45	(3.02)	—	(1.92)
2014	344	14.40	—	16.27	5,446	1.51	1.35	—	2.45	5.58	—	6.78

	MFS Variable Insurance Trust (Service Class) - MFS Utilities (Service Class)
2018	29	27.30	—	31.45	1,019	0.83	1.35	—	2.15	(1.36)	—	(0.56)
2017	34	27.68	—	31.62	1,206	4.00	1.35	—	2.15	12.05	—	12.95
2016	45	24.70	—	28.00	1,422	3.72	1.35	—	2.15	8.85	—	9.74
2015	57	22.69	—	25.51	1,663	4.17	1.35	—	2.15	(16.59)	—	(15.91)
2014	70	27.21	—	30.34	2,405	2.00	1.35	—	2.15	10.05	—	10.95

	MFS Variable Insurance Trust (Service Class) - MFS Value (Service Class)
2018	45	21.47	—	23.87	1,040	1.30	1.35	—	2.05	(12.20)	—	(11.57)
2017	49	24.45	—	27.00	1,287	1.66	1.35	—	2.05	14.96	—	15.77
2016	62	21.27	—	23.32	1,407	1.85	1.35	—	2.05	11.45	—	12.24
2015	83	19.09	—	20.77	1,694	2.01	1.35	—	2.05	(2.96)	—	(2.27)
2014	107	19.67	—	21.26	2,234	1.30	1.35	—	2.05	7.94	—	8.71

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth
2018	171	36.27	—	40.26	6,681	—	1.35	—	2.05	5.33	—	6.08
2017	194	33.96	—	37.95	7,156	—	1.35	—	2.15	40.09	—	41.22
2016	241	24.24	—	26.87	6,311	—	1.35	—	2.15	(3.75)	—	(2.96)
2015	289	25.18	—	27.69	7,844	—	1.35	—	2.15	9.83	—	10.72
2014	335	22.93	—	25.01	8,228	—	1.35	—	2.15	4.07	—	4.92

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Mid Cap Growth
2018	39	25.83	—	26.84	1,042	—	1.40	—	1.60	8.88	—	9.10
2017	46	23.72	—	24.60	1,107	—	1.40	—	1.60	36.57	—	36.84
2016	57	17.37	—	17.98	1,018	—	1.40	—	1.60	(10.23)	—	(10.05)
2015	69	19.35	—	19.98	1,366	—	1.40	—	1.60	(7.39)	—	(7.21)
2014	77	20.89	—	21.54	1,642	—	1.40	—	1.60	0.35	—	0.55

	Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Growth (Class II)
2018	78	32.68	—	37.45	2,894	—	1.35	—	2.25	4.88	—	5.84
2017	31	31.15	—	35.38	1,055	—	1.35	—	2.25	39.63	—	40.90
2016	63	22.31	—	25.11	1,558	—	1.35	—	2.25	(4.12)	—	(3.24)
2015	71	23.27	—	25.95	1,830	—	1.35	—	2.25	9.45	—	10.46
2014	93	21.26	—	23.50	2,166	—	1.35	—	2.25	3.70	—	4.66

	Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF U.S. Real Estate (Class II)
2018	227	20.86	—	24.09	5,330	2.45	1.35	—	2.30	(10.09)	—	(9.22)
2017	251	23.20	—	26.54	6,523	1.24	1.35	—	2.30	0.52	—	1.49
2016	284	23.08	—	26.15	7,285	1.06	1.35	—	2.30	4.10	—	5.11
2015	347	22.17	—	33.21	8,472	1.14	1.35	—	2.30	(0.42)	—	0.55
2014	431	22.26	—	24.74	10,488	1.21	1.35	—	2.30	26.45	—	27.68

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Discovery Mid Cap Growth (SS)
2018	50	$18.67	—	20.02	$977	—%	1.35	—	1.85%	(8.04)	—	(7.58)%
2017	48	19.92	—	21.66	1,023	—	1.35	—	2.00	25.90	—	26.73
2016	61	15.82	—	17.09	1,017	—	1.35	—	2.00	0.04	—	0.70
2015	79	15.30	—	16.97	1,309	—	1.35	—	2.30	3.90	—	4.91
2014	102	14.73	—	16.17	1,620	—	1.35	—	2.30	3.10	—	4.10

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Global (SS)
2018	141	19.52	—	22.54	3,079	0.76	1.35	—	2.30	(15.39)	—	(14.57)
2017	151	23.07	—	26.39	3,889	0.74	1.35	—	2.30	33.21	—	34.49
2016	189	17.32	—	19.62	3,616	0.76	1.35	—	2.30	(2.45)	—	(1.50)
2015	230	17.75	—	19.92	4,461	1.06	1.35	—	2.30	1.29	—	2.27
2014	290	17.53	—	19.48	5,513	0.88	1.35	—	2.30	(0.29)	—	0.68

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer International Growth (SS)
2018	39	16.47	—	18.97	727	0.58	1.35	—	2.15	(21.28)	—	(20.64)
2017	47	20.92	—	23.90	1,104	1.21	1.35	—	2.15	23.75	—	24.74
2016	54	16.91	—	19.16	1,032	0.80	1.35	—	2.15	(4.80)	—	(4.03)
2015	65	17.76	—	19.97	1,297	0.93	1.35	—	2.15	0.89	—	1.71
2014	73	17.60	—	19.63	1,440	0.94	1.35	—	2.15	(9.15)	—	(8.41)

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap (SS)
2018	429	21.32	—	29.06	11,159	0.06	1.25	—	2.30	(12.60)	—	(11.66)
2017	506	24.40	—	32.89	14,935	0.64	1.25	—	2.30	11.31	—	12.50
2016	587	21.92	—	29.24	15,396	0.24	1.25	—	2.30	14.97	—	16.21
2015	713	19.06	—	25.16	16,059	0.64	1.25	—	2.30	(8.25)	—	(7.26)
2014	898	20.78	—	27.13	21,797	0.63	1.25	—	2.30	9.09	—	10.27

	PIMCO Variable Insurance Trust - PIMCO VIT International Bond (US Dollar-Hedged)
2018	298	15.02	—	18.87	5,232	1.30	1.25	—	2.30	(0.23)	—	0.85
2017	375	15.05	—	18.71	6,544	4.41	1.25	—	2.30	0.42	—	1.49
2016	443	14.99	—	18.43	7,666	1.40	1.25	—	2.30	4.03	—	5.16
2015	524	14.41	—	17.53	8,666	2.81	1.25	—	2.30	(2.01)	—	(0.95)
2014	678	14.70	—	17.70	11,325	1.80	1.25	—	2.30	8.60	—	9.78

	PIMCO Variable Insurance Trust - PIMCO VIT Real Return
2018	379	12.11	—	13.99	5,151	2.47	1.35	—	2.30	(4.46)	—	(3.53)
2017	465	12.68	—	14.50	6,544	2.37	1.35	—	2.30	1.29	—	2.26
2016	540	12.51	—	14.18	7,464	2.22	1.35	—	2.30	2.78	—	3.78
2015	663	12.18	—	14.52	8,834	3.67	1.35	—	2.30	(4.94)	—	(4.02)
2014	842	12.81	—	14.23	11,718	1.43	1.35	—	2.30	0.72	—	1.70

	PIMCO Variable Insurance Trust - PIMCO VIT Total Return
2018	1,237	13.76	—	17.80	20,882	2.53	1.25	—	2.30	(2.82)	—	(1.77)
2017	1,425	14.16	—	18.12	24,525	2.02	1.25	—	2.30	2.52	—	3.62
2016	1,619	13.81	—	17.49	26,968	2.08	1.25	—	2.30	0.32	—	1.40
2015	1,983	13.76	—	17.24	32,566	4.74	1.25	—	2.30	(1.86)	—	(0.80)
2014	2,457	14.03	—	17.38	40,789	2.14	1.25	—	2.30	1.88	—	2.98

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Putnam Variable Trust - VT High Yield
2018	46	$20.73	—	23.46	$1,051	5.80%	1.35	—	2.05%	(6.03)	—	(5.37)%
2017	55	22.06	—	24.79	1,319	5.71	1.35	—	2.05	4.80	—	5.54
2016	68	21.05	—	23.49	1,542	6.53	1.35	—	2.05	13.19	—	13.99
2015	80	18.60	—	20.60	1,596	7.26	1.35	—	2.05	(7.29)	—	(6.63)
2014	91	20.06	—	22.07	1,950	6.97	1.35	—	2.05	(0.52)	—	0.19

	Putnam Variable Trust - VT International Value
2018	62	12.99	—	14.99	893	2.16	1.25	—	1.95	(19.22)	—	(18.64)
2017	81	16.08	—	18.43	1,431	1.50	1.25	—	1.95	22.28	—	23.15
2016	88	13.15	—	14.96	1,253	2.38	1.25	—	1.95	(0.86)	—	(0.15)
2015	104	13.26	—	14.98	1,499	1.37	1.25	—	1.95	(3.91)	—	(3.22)
2014	126	13.80	—	15.48	1,881	1.48	1.25	—	1.95	(11.25)	—	(10.61)

	Rydex Variable Trust - Guggenheim Long Short Equity
2018	33	11.88	—	13.72	449	—	1.35	—	2.30	(14.94)	—	(14.12)
2017	41	13.97	—	15.98	674	0.34	1.35	—	2.30	12.23	—	13.31
2016	54	12.45	—	14.10	782	—	1.35	—	2.30	(1.65)	—	(0.70)
2015	68	12.66	—	18.25	986	—	1.35	—	2.30	(1.07)	—	(0.11)
2014	86	12.79	—	14.22	1,235	—	1.35	—	2.30	0.43	—	1.41

	Rydex Variable Trust - Rydex NASDAQ-100
2018	46	24.99	—	27.78	882	—	1.35	—	1.95	(3.73)	—	(3.14)
2017	50	25.96	—	28.68	1,009	—	1.35	—	1.95	28.58	—	29.36
2016	56	20.19	—	22.17	854	—	1.35	—	1.95	3.92	—	4.55
2015	62	19.43	—	21.21	894	—	1.35	—	1.95	6.13	—	6.78
2014	80	18.31	—	19.86	1,061	—	1.35	—	1.95	15.16	—	15.86

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income
2018	274	23.57	—	27.86	6,948	1.98	1.25	—	1.80	(11.12)	—	(10.63)
2017	321	26.52	—	31.17	9,102	1.65	1.25	—	1.80	13.96	—	14.58
2016	393	23.27	—	27.20	9,746	2.25	1.25	—	1.80	17.05	—	17.69
2015	411	19.88	—	23.11	8,728	1.74	1.25	—	1.80	(8.52)	—	(8.01)
2014	510	21.73	—	25.13	11,806	1.71	1.25	—	1.80	5.46	—	6.04

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth
2018	172	36.15	—	59.17	7,624	—	1.25	—	1.80	(3.79)	—	(3.25)
2017	209	37.57	—	61.16	9,553	—	1.25	—	1.80	22.56	—	23.23
2016	234	30.66	—	49.63	8,815	—	1.25	—	1.80	4.37	—	4.94
2015	268	29.38	—	47.30	9,631	—	1.25	—	1.80	4.66	—	5.24
2014	315	28.07	—	44.94	10,753	—	1.25	—	1.80	11.10	—	11.71

	T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth
2018	149	21.99	—	29.81	3,867	0.17	1.25	—	1.80	(0.66)	—	(0.11)
2017	140	22.14	—	29.84	3,670	0.11	1.25	—	1.80	32.04	—	32.76
2016	145	16.77	—	22.48	2,895	0.04	1.25	—	1.80	(0.50)	—	0.05
2015	148	16.85	—	22.46	2,978	—	1.25	—	1.80	6.66	—	7.25
2014	161	15.80	—	20.95	3,024	—	1.25	—	1.80	7.38	—	7.98

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	T. Rowe Price Equity Series, Inc. II - T. Rowe Price Blue Chip Growth II
2018	245	$25.34	—	29.95	$7,096	—%	1.35	—	2.45%	(0.84)	—	0.27%
2017	366	25.56	—	29.87	10,675	—	1.35	—	2.45	32.53	—	34.00
2016	392	19.28	—	22.29	8,494	—	1.35	—	2.45	(1.92)	—	(0.82)
2015	460	19.66	—	22.47	10,078	—	1.35	—	2.45	8.08	—	9.30
2014	645	18.50	—	20.56	12,944	—	1.35	—	2.30	6.34	—	7.37

	T. Rowe Price Equity Series, Inc. II - T. Rowe Price Equity Income II
2018	444	17.08	—	19.73	8,502	1.73	1.35	—	2.30	(11.77)	—	(10.92)
2017	516	19.36	—	22.15	11,113	1.48	1.35	—	2.30	13.09	—	14.17
2016	628	17.12	—	19.40	11,869	1.96	1.35	—	2.30	16.13	—	17.25
2015	784	14.74	—	16.55	12,654	1.50	1.35	—	2.30	(9.24)	—	(8.36)
2014	971	16.25	—	18.05	17,127	1.46	1.35	—	2.30	4.64	—	5.66

	T. Rowe Price International Series, Inc. - T. Rowe Price International Stock
2018	168	10.53	—	15.66	2,121	1.27	1.25	—	1.80	(15.74)	—	(15.28)
2017	193	12.49	—	18.48	2,928	1.14	1.25	—	1.80	25.61	—	26.30
2016	201	9.95	—	14.63	2,437	1.00	1.25	—	1.80	0.31	—	0.86
2015	230	9.92	—	14.51	2,751	0.94	1.25	—	1.80	(2.67)	—	(2.13)
2014	264	10.19	—	14.83	3,203	0.96	1.25	—	1.80	(3.00)	—	(2.47)

	The Alger Portfolios (Class 1-2) - Alger Capital Appreciation (Class 1-2)
2018	243	19.65	—	47.22	8,027	0.08	1.25	—	1.80	(1.89)	—	(1.35)
2017	277	20.03	—	47.87	9,324	0.16	1.25	—	1.80	28.75	—	29.46
2016	334	15.55	—	36.98	8,469	0.18	1.25	—	1.80	(1.28)	—	(0.74)
2015	410	15.76	—	37.25	10,425	0.08	1.25	—	1.80	4.30	—	4.87
2014	515	15.11	—	35.52	12,123	0.09	1.25	—	1.80	11.72	—	12.34

	The Alger Portfolios (Class 1-2) - Alger Growth & Income (Class 1-2)
2018	198	13.98	—	26.23	4,147	1.65	1.25	—	1.80	(6.32)	—	(5.80)
2017	221	14.93	—	27.85	4,961	1.50	1.25	—	1.80	19.16	—	19.82
2016	242	12.52	—	23.24	4,538	1.73	1.25	—	1.80	8.28	—	8.88
2015	267	11.57	—	21.35	4,565	1.68	1.25	—	1.80	(0.82)	—	(0.28)
2014	296	11.66	—	21.40	5,096	2.17	1.25	—	1.80	10.51	—	11.12

	The Alger Portfolios (Class 1-2) - Alger Large Cap Growth (Class 1-2)
2018	168	13.76	—	24.68	3,418	—	1.25	—	1.80	0.37	—	0.93
2017	199	13.71	—	24.46	3,951	—	1.25	—	1.80	26.18	—	26.87
2016	225	10.87	—	19.28	3,531	—	1.25	—	1.80	(2.59)	—	(2.06)
2015	289	11.16	—	19.68	4,539	—	1.25	—	1.80	(0.10)	—	0.45
2014	344	11.17	—	19.59	5,288	0.15	1.25	—	1.80	9.01	—	9.61

	The Alger Portfolios (Class 1-2) - Alger Mid Cap Growth (Class 1-2)
2018	278	16.83	—	32.06	6,394	—	1.25	—	1.80	(9.11)	—	(8.60)
2017	322	18.52	—	35.08	8,127	—	1.25	—	1.80	27.48	—	28.18
2016	364	14.53	—	27.36	7,299	—	1.25	—	1.80	(0.82)	—	(0.28)
2015	421	14.65	—	27.44	8,453	—	1.25	—	1.80	(3.32)	—	(2.79)
2014	490	15.15	—	28.23	10,036	—	1.25	—	1.80	6.08	—	6.67

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	The Alger Portfolios (Class 1-2) - Alger Small Cap Growth (Class 1-2)
2018	184	$14.20	—	25.03	$3,728	—%	1.25	—	1.80%	(0.38)	—	0.17%
2017	205	14.26	—	24.99	4,195	—	1.25	—	1.80	26.44	—	27.14
2016	251	11.27	—	19.65	4,024	—	1.25	—	1.80	4.35	—	4.92
2015	294	10.80	—	18.73	4,458	—	1.25	—	1.80	(5.04)	—	(4.52)
2014	348	11.38	—	19.62	5,584	—	1.25	—	1.80	(1.36)	—	(0.81)

	The Alger Portfolios (Class S) - Alger Capital Appreciation (Class S)
2018	64	30.72	—	35.47	2,200	—	1.35	—	2.30	(2.66)	—	(1.72)
2017	73	31.55	—	36.09	2,567	—	1.35	—	2.30	27.75	—	28.98
2016	82	24.70	—	27.98	2,253	—	1.35	—	2.30	(2.08)	—	(1.13)
2015	95	25.22	—	28.30	2,637	—	1.35	—	2.30	3.48	—	4.48
2014	111	24.38	—	27.09	2,938	—	1.35	—	2.30	10.84	—	11.91

	The Alger Portfolios (Class S) - Alger Large Cap Growth (Class S)
2018	159	19.06	—	22.01	3,662	—	1.35	—	2.30	(0.61)	—	0.35
2017	137	19.17	—	21.93	3,209	—	1.35	—	2.30	25.03	—	26.23
2016	278	15.33	—	17.37	5,054	—	1.35	—	2.30	(3.47)	—	(2.53)
2015	297	15.89	—	22.64	5,588	—	1.35	—	2.30	(0.10)	—	(0.02)
2014	339	16.04	—	17.83	6,381	—	1.35	—	2.30	8.02	—	9.07

	The Alger Portfolios (Class S) - Alger Mid Cap Growth (Class S)
2018	147	16.24	—	18.76	2,671	—	1.35	—	2.30	(9.91)	—	(9.04)
2017	175	18.03	—	20.63	3,500	—	1.35	—	2.30	26.23	—	27.44
2016	221	14.28	—	16.18	3,486	—	1.35	—	2.30	(1.82)	—	(0.87)
2015	256	14.55	—	16.33	4,083	—	1.35	—	2.30	(4.15)	—	(3.22)
2014	307	15.18	—	16.87	5,059	—	1.35	—	2.30	5.11	—	6.13

	VanEck VIP Trust - VanEck VIP Emerging Markets
2018	45	21.87	—	25.84	1,116	0.31	1.35	—	2.45	(25.36)	—	(24.52)
2017	51	29.30	—	34.23	1,698	0.47	1.35	—	2.45	47.37	—	49.00
2016	65	19.88	—	22.98	1,461	0.49	1.35	—	2.45	(2.34)	—	(1.25)
2015	75	20.36	—	23.27	1,698	0.62	1.35	—	2.45	(16.10)	—	(15.15)
2014	100	24.26	—	27.42	2,677	0.59	1.35	—	2.30	(2.71)	—	(1.76)

	VanEck VIP Trust - VanEck VIP Global Hard Assets
2018	68	13.98	—	16.14	1,051	—	1.35	—	2.30	(29.93)	—	(29.25)
2017	77	19.95	—	22.82	1,687	—	1.35	—	2.30	(3.94)	—	(3.02)
2016	92	20.77	—	23.53	2,084	0.40	1.35	—	2.30	40.41	—	41.78
2015	99	14.79	—	16.60	1,588	0.04	1.35	—	2.30	(34.98)	—	(34.35)
2014	126	22.75	—	25.28	3,082	0.11	1.35	—	2.30	(20.97)	—	(20.20)

	Wells Fargo Variable Trust - Wells Fargo VT Discovery
2018	84	29.16	—	31.45	2,540	—	1.25	—	1.80	(8.73)	—	(8.22)
2017	96	31.95	—	34.27	3,167	—	1.25	—	1.80	26.83	—	27.53
2016	111	25.19	—	26.87	2,871	—	1.25	—	1.80	5.73	—	6.31
2015	132	23.83	—	25.28	3,237	—	1.25	—	1.80	(3.22)	—	(2.69)
2014	146	24.62	—	25.97	3,683	—	1.25	—	1.80	(1.44)	—	(0.89)

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense			Total
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Ratio**			Return***

	Wells Fargo Variable Trust - Wells Fargo VT Opportunity
2018	141	$21.85	—	$23.56	$3,197	0.19%	1.25	—	1.80%	(8.81)	—	(8.31)%
2017	168	23.96	—	25.69	4,170	0.67	1.25	—	1.80	18.30	—	18.95
2016	196	20.25	—	21.60	4,089	1.97	1.25	—	1.80	10.23	—	10.84
2015	213	18.37	—	19.49	4,023	0.13	1.25	—	1.80	(4.81)	—	(4.29)
2014	253	19.30	—	20.36	5,015	0.06	1.25	—	1.80	8.45	—	9.05

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Financial Statements as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, 2017 and 2016 and Reports of Independent Registered Public Accounting Firms

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiary (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2018 for the related consolidated statement of operations and comprehensive income (loss), shareholder’s equity, and cash flows for the period ended December 31, 2018, and the related notes and Schedule I Summary of Investments Other than Investments in Related Parties and Schedule IV – Reinsurance (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 1, 2019

We have served as the Company’s auditor since 2018.

1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiaries (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2017, and the related consolidated statements of operations and comprehensive income (loss), of shareholder’s equity, and of cash flows for each of the two years in the period ended December 31, 2017, including the related notes and schedule of summary of investments – other than investments in related parties as of December 31, 2017 and schedule of reinsurance for each of the two years in the period ended December 31, 2017 listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 2, 2018

We served as the Company’s auditor from 2014 to 2018.

2

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Balance Sheets

December 31, 2018 and December 31, 2017

($ in thousands, except par value data and share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available-for-sale, at estimated fair value (amortized cost $7,716,912 and $8,161,592, respectively)	$7,404,274	$8,414,961
Fixed maturities, trading, at estimated fair value	197,651	97,819
Fixed maturities, at estimated fair value using fair value option	10,028	12,095
Common stocks, at estimated fair value	6,988	8,152
Commercial mortgage loans	853,073	1,043,187
Policy loans	176,782	178,437
Short-term investments	269,016	190,376
Other invested assets	2,976	21,183

Total Investments	$8,920,788	$9,966,210
Cash and cash equivalents	6,177	78,801
Accrued investment income	92,713	96,354
Reinsurance recoverables	6,659,910	6,501,700
Valuation of business acquired	154,270	135,031
Deposit receivable	1,029,679	1,111,571
Other assets	758,752	714,007
Current income tax	28,938	197
Separate account assets	1,266,912	1,460,380

Total Assets	$18,918,139	$20,064,251

LIABILITIES
Future policy benefits and other policyholder liabilities	5,460,113	5,510,050
Policyholders’ account balances	10,157,907	10,676,911
Accrued expenses and other liabilities	85,287	94,543
Modified coinsurance payable	1,029,679	1,111,571
Other long-term debt - affiliate	736,500	695,000
Deferred tax liability, net	31,600	24,585
Separate account liabilities	1,266,912	1,460,380

Total Liabilities	$18,767,998	$19,573,040

COMMITMENTS AND CONTINGENCIES (NOTE 12)
SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	2,500	2,500
Additional paid-in capital	593,558	593,558
Accumulated other comprehensive income (loss)	(195,958)	72,816
Retained earnings (deficit)	(249,959)	(177,663)

Total Shareholder’s Equity	$150,141	$491,211

Total Liabilities and Shareholder’s Equity	$18,918,139	$20,064,251

See Notes to the Consolidated Financial Statements

3

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Revenues
Premiums earned	$9,499	$3,156	$16,592
Fee income from policyholders	341,729	346,180	346,027
Net investment income	380,812	401,113	397,083
Realized investment (losses) gains, net	(53,295)	38,123	73,720

Total revenues	$678,745	$788,572	$833,422

Expenses
Policyholders’ benefits	412,501	439,910	449,118
Return credited to policyholders’ account balances	264,043	277,077	269,488
Operating and acquisition expenses	76,783	77,654	68,716

Total expenses	$753,327	$794,641	$787,322

Income (loss) before federal income tax	$(74,582)	$(6,069)	$46,100
Federal income tax expense (benefit)
Current	(24,739)	6,853	17,121
Deferred	(2,105)	(22,666)	(2,474)

Total income tax expense (benefit)	(26,844)	(15,813)	14,647

NET INCOME (LOSS)	$(47,738)	$9,744	$31,453

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$(263,944)	$153,920	$100,439
Reclassification adjustment for (gains) losses included in net income	5,268	(6,001)	(81,920)
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	(269,212)	159,921	182,359

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	13,109	48,837	35,156
Reclassification adjustment for (gains) losses included in net income	(3,989)	2,100	28,672
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	9,120	50,937	63,828

Other comprehensive (loss) income	(278,332)	108,984	118,531

Comprehensive income (loss)	$(326,070)	$118,728	$149,984

See Notes to the Consolidated Financial Statements

4

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Shareholder’s Equity

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity
	Shares	Amount
Balance, December 31, 2015	25,000	$2,500	$593,558	$(106,860)	$(154,699)	$334,499
Dividends to shareholder	—	—	—	(42,000)	—	(42,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	31,453	—	31,453
Other comprehensive income (loss), net of tax	—	—	—	—	118,531	118,531

Total comprehensive income (loss)						149,984

Balance, December 31, 2016	25,000	$2,500	$593,558	$(117,407)	$(36,168)	$442,483
Dividends to shareholder	—	—	—	(70,000)	—	(70,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	9,744	—	9,744
Other comprehensive income (loss), net of tax	—	—	—	—	108,984	108,984

Total comprehensive income (loss)						118,728

Balance, December 31, 2017	25,000	$2,500	$593,558	$(177,663)	$72,816	$491,211
Dividends to shareholder	—	—	—	(15,000)	—	(15,000)
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	(9,558)	9,558	—
Comprehensive income (loss)
Net income (loss)	—	—	—	(47,738)	—	(47,738)
Other comprehensive income (loss), net of tax	—	—	—	—	(278,332)	(278,332)

Total comprehensive income (loss)						(326,070)

Balance, December 31, 2018	25,000	$2,500	$593,558	$(249,959)	$(195,958)	$150,141

See Notes to the Consolidated Financial Statements

5

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Cash flows from operating activities:
Net income (loss)	$(47,738)	$9,744	$31,453
Adjustments to reconcile net income (loss) to net cash:
Policy charges and fee income	(341,729)	(346,180)	(346,027)
Interest credited	264,043	277,077	269,488
Investment gains, net	55,978	(38,123)	(73,720)
Amortization/Accretion of bond premium, net	82,404	69,632	59,337
Amortization of VOBA	26,321	29,827	30,054
Changes in assets and liabilities:
Change in insurance related liabilities and policy-related balances	135,073	29,190	52,316
Change in fair value option and trading securities	(2,683)	(100,101)	(15,937)
Deferred income tax expense (benefit)	(2,105)	(22,666)	(2,474)
Decrease (increase) in accrued investment income	3,641	(3,357)	(1,783)
Decrease (increase) in other assets and liabilities	(47,238)	7,899	(3,961)

Net cash provided by (used in) operating activities	125,967	(87,058)	(1,254)

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	1,434,668	2,023,946	3,806,768
Purchases	(1,217,094)	(1,952,554)	(3,807,513)
Commercial mortgage loans
Proceeds from sales and paydowns	334,365	422,241	265,414
Originations and purchases	(143,414)	(5,325)	(208,580)
Net purchases and sales of common stocks	1,164	(3,052)	(5,100)
Net purchases, sales, maturities of derivatives	10,929	17,265	2,642
Net purchases, sales, maturities of other investments	(76,906)	(60,263)	63,097

Net cash provided by (used in) investing activities	343,712	442,258	116,728

Cash flows from financing activities:
Policyholders’ account deposits	453,814	790,230	763,748
Policyholders’ account withdrawals	(989,276)	(979,586)	(905,014)
Dividends paid to shareholder	(15,000)	(70,000)	(42,000)
Change in overdrafts	8,159	(20,431)	22,059

Net cash provided by (used in) financing activities	(542,303)	(279,787)	(161,207)

Net increase (decrease) in cash and cash equivalents	(72,624)	75,413	(45,733)
Cash and cash equivalents, beginning of period	78,801	3,388	49,121

Cash and cash equivalents, end of period	$6,177	$78,801	$3,388

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$4,000	$5,000	$17,700
Interest paid	$8,282	$7,835	$7,328
Noncash activities
Interest income on vehicle note	$28,407	$26,875	$25,069
Interest expense on other long-term debt	$28,407	$26,875	$25,069
Increase in vehicle note and other long-term debt	$41,500	$36,000	$50,300
Change in modified coinsurance payable and deposit receivable	$81,892	$87,966	$50,791
Bond exchanges	$5,376	$10,959	$11,199
Mortgage loan refinance	$45,712	$11,368	$—

See Notes to the Consolidated Financial Statements

6

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) (“HoldCo”), which in turn is a wholly owned subsidiary of LBL HoldCo, Inc. (formerly Resolution Life Holdings, Inc.). HoldCo was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, is a wholly owned subsidiary of Lincoln Benefit.

On October 2, 2017, LBL HoldCo, Inc., the indirect parent of the Company, announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition LLC (an affiliate of Global Bankers Insurance Group, LLC). On October 30, 2018, LBL HoldCo, Inc.’s parent, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia and the U.S. Virgin Islands. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Sales channel”) and independent master brokerage agencies. Sales through the independent master brokerage agencies ceased effective July 17, 2013. Sales through the Allstate Sales channel ceased in 2017. The Company operates as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

ALIC reinsures all life insurance business written by Lincoln Benefit through the Allstate Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business also remains reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. The variable annuity business continues to be reinsured and administered by ALIC under an existing reinsurance administrative services agreement between Lincoln Benefit and ALIC.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Consolidation

The accompanying consolidated financial statements include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

7

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

2.	Significant Accounting Policies

Cash and cash equivalents

Cash includes cash on hand, amounts due from banks, certain money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Certain fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows.

Fair value option and trading securities are stated at estimated fair value and include investments for which the fair value option has been elected and investments that are actively purchased and sold (“Actively traded securities”). Actively traded securities principally include U.S. Treasury securities and U.S. Government authorities’ and agencies’ securities. Changes in estimated fair value of these securities are included in Realized investment gains, net on the Consolidated Statement of Operations and Comprehensive Income (Loss).

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with Accounting Standards Codification (“ASC”) 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities; the length and severity of the impairment; the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, discounted cash flow analysis is based on historical and future cash flows. Cash flows include default and loss severity assumptions, where needed, based on adverse factors specific to the security, industry or geographic area in which it operates. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

8

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Redeemable preferred stock is stated at fair value. Common stock is Federal Home Loan Bank (“FHLB”) of Chicago activity stock, which is purchased or sold based on the level of funding agreements and is also stated at cost which approximates fair value.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan losses (“ALL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities, certain money market securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed equity index options and futures and interest rate swaps to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in Realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Equity index futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company

9

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in Realized investment gains, net. If the option contract expires without being exercised, the premiums paid or received are reported as Realized investment gains, net and the corresponding asset or liability previously recorded is reversed. The change in the fair value of options contracts are reported in Realized investment gains, net, with an adjustment to a corresponding asset or liability.

The Company employs interest rate swaps to reduce interest rate risk associated with specific investments supporting certain annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The change in the fair value of the swap is reported in Realized investment gains, net, with an adjustment to the corresponding asset or liability. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to Realized investment gains, net. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities. The Company also has derivatives embedded in certain inverse floater bonds which are held at fair value option. The fair value option is used for valuing these securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed

10

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on debt securities that are over 90 days delinquent or where collection of interest is improbable and commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2018 or December 31, 2017.

Realized investment gains and losses, net, include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrenders on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates and are recognized when assessed against the policyholder account balance.

Returns credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

11

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016.

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

Value of Business Acquired (“VOBA”)

For interest-sensitive life and annuity products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGPs”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Loss). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.

12

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long-term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 Financial Services – Insurance Activities, products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed life and annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivatives and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20. Additional liabilities for no lapse guarantees on universal life products are calculated based on the application of a benefit ratio (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract). The level and direction of the change in reserves will vary over time based on the emergence of actual experience and revisions to future assumptions.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders’ Account Balances

Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholders’ account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed

13

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves related to variable annuity business are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when realization of such assets is not likely (less than 50% likelihood). Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. If necessary, a liability is established to reflect the expected settlement of uncertain tax positions. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department of Insurance deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department of Insurance pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $41.5 million, $36.0 million, and $50.3 million in the years ended December 31, 2018, 2017 and 2016, respectively. Interest expense of $28.4 million, $26.9 million, and $25.1 million was recognized for the years ended December 31, 2018, 2017 and 2016, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

14

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Reclassifications

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

Adoption of New Accounting Pronouncements

The Company considers the applicability and impact of all Accounting Standards Updates (“ASU”). ASU listed below represent those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued new guidance related to fair value measurement (ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement). The amendments are effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. The amendments remove certain disclosures, i.e., the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The amendments clarify that the measurement uncertainty disclosure is to communicate information about the uncertainty in measurement as of the reporting date. Changes also were made to ensure that the appropriate exercise of discretion by entities is employed when considering fair value measurement disclosures and that the decision can be based on materiality. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In August 2018, the FASB issued new guidance on accounting for long-duration insurance contracts (ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). The amendments are effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years. The amendments require updates to the discount rates used in the accounting for long-duration insurance contracts, require market risk benefits to be accounted for at fair value, simplify the amortization of deferred acquisition costs and require extensive disclosures for future policy benefits reserves, policyholder account balances and deferred acquisition costs. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2018, the FASB issued new guidance on reporting comprehensive income (ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from AOCI.) The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”) is recognized. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. The Company reclassified approximately $9.6 million of stranded tax effects resulting from U.S. Tax Reform from AOCI to retained earnings as of January 1, 2018.

In March 2017, the FASB issued new guidance on premium amortization of purchased callable debt securities (ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20)). The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be

15

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued new guidance on classification of certain cash receipts and cash payments (ASU 2016-15, Statement of Cash Flows (Topic 230)). The new guidance addresses eight specific cash flow issues with the objective of reducing the existing diversity in the current presentation. The adoption of this guidance as of January 1, 2018 did not have a material impact on the Company’s consolidated statement of cash flows.

In June 2016, the FASB issued new guidance for recording credit losses (ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Current GAAP requires an “incurred loss” methodology for recognizing credit losses that delays recognition until it is probable a loss has been incurred. The amendments replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information. The revisions affect loans, debt securities, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. Credit losses on available-for-sale fixed maturities carried at fair value will continue to be measured as other-than-temporary impairments when incurred, however, the losses will be recognized through an allowance and no longer as an adjustment to cost basis. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on the contractual amounts due and an initial allowance recorded at the date of purchase. Improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its commercial mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued a new leasing standard (ASU 2016-02, Leases (Topic 842)). The leasing standard will be effective for calendar year-end public companies beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The primary impact the adoption of this guidance will have on the Company’s consolidated financial statements is recognition of a lease asset and lease liability within the consolidated balance sheet. Based on the Company’s existing lease agreement at December 31, 2018, the Company would recognize a lease asset and lease liability of approximately $1.3 million.

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments (ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10); Recognition and Measurement of Financial Assets and Financial Liabilities). The guidance changed the accounting guidance related to (i) the classification and measurement of certain equity investments, and (ii) certain disclosures associated with the fair value of financial instruments. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated financial statements or related disclosure.

16

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)). The guidance superseded nearly all existing revenue recognition guidance under GAAP; however, it did not impact the accounting for insurance contracts, leases, financial instruments and guarantees. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated statements or related disclosure.

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2018 and 2017 were as follows:

December 31, 2018		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$5,423	$(8,833)	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	21,407	(6,814)	762,465
Foreign government	22,476	8	(2,507)	19,977
All other corporate securities	5,830,098	22,671	(328,363)	5,524,406
ABS	404,935	422	(13,312)	392,045
CMBS	307,430	1,494	(7,957)	300,967
RMBS	83,965	4,289	(566)	87,688
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$7,716,912	$55,714	$(368,352)	$7,404,274

December 31, 2017		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$416,639	$5,322	$(12,366)	$409,595
Obligations of U.S. States and Political Subdivisions	741,343	37,908	(2,720)	776,531
Foreign government	24,242	234	(1,685)	22,791
All other corporate securities	6,169,204	258,440	(37,898)	6,389,746
ABS	478,329	5,289	(3,395)	480,223
CMBS	189,596	1,377	(3,148)	187,825
RMBS	127,439	6,520	(509)	133,450
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$8,161,592	$315,090	$(61,721)	$8,414,961

17

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Scheduled Maturities

The scheduled maturities for fixed maturities, available for sale, were as follows as of December 31, 2018:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$198,865	$198,415
Due after one year through five years	782,318	783,443
Due after five years through ten years	801,362	783,970
Due after ten years	4,927,645	4,651,395

Total before asset and mortgage-backed securities	$6,710,190	$6,417,223
Asset and mortgage-backed securities	1,006,722	987,051

Total fixed maturities	$7,716,912	$7,404,274

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

18

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The Company’s commercial mortgage loan portfolio by geographical region was as follows as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
Alabama	$815	$1,056
Arizona	36,110	20,009
California	145,023	173,101
Colorado	61,191	57,293
Florida	54,630	103,869
Georgia	20,144	63,526
Hawaii	3,895	5,020
Illinois	86,832	87,957
Iowa	538	791
Kansas	9,200	9,200
Kentucky	—	6,538
Maryland	—	19,851
Massachusetts	29,836	53,605
Minnesota	23,612	116,923
Nevada	80,396	80,768
New Jersey	20,773	34,101
New York	48,375	50,691
North Carolina	33,447	34,022
Ohio	12,322	12,526
Pennsylvania	50,351	1,007
South Carolina	24,766	1,310
Texas	109,735	100,066
Utah	—	7,823
Virginia	248	975
Washington	—	77
Wisconsin	834	1,082
General allowance for loan loss	—	—

Total commercial mortgage loans	$853,073	$1,043,187

19

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment was as follows at December 31, 2018 and 2017:

December 31, 2018	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$628,279	$88,404	$37,446	$754,129	88.4%	$752,667	88.3%
65% to 75%	50,000	48,944	—	98,944	11.6%	99,367	11.7%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$678,279	$137,348	$37,446	$853,073	100.0%	$852,034	100.0%

December 31, 2017	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$731,577	$48,895	$—	$780,472	74.8%	$782,640	74.9%
65% to 75%	222,771	39,944	—	262,715	25.2%	261,891	25.1%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$954,348	$88,839	$—	$1,043,187	100.0%	$1,044,531	100.0%

As of December 31, 2018 and 2017, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2018, $853.1 million of commercial mortgage and other loans were in current status with no commercial mortgage or other loans classified as past due. As of December 31, 2017, $1,043.2 million of commercial mortgage loans were in current status with no commercial mortgage or other loans classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. During 2018 and 2017, the Company did not record any impairments related to commercial mortgage loans.

The Company’s commercial mortgages may occasionally be involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no new troubled debt restructurings related to commercial mortgages and no payment defaults on commercial mortgages.

20

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Other Invested Assets

Other invested assets were as follows as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
($ in thousands)
Low income housing tax credit properties	$—	$138
Derivatives	2,976	21,045

	$2,976	$21,183

Net Investment Income

Net investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available for sale	$332,082	$345,299	$330,253
Fixed maturties, trading	5,963	3,424	—
Fixed maturities, fair value option	234	331	454
Common stock	314	224	—
Commercial mortgage loans	43,781	56,510	69,360
Cash, cash equivalents and short-term investments	4,262	1,718	1,007
Other investments	8,703	8,421	8,845

Gross investment income	$395,339	$415,927	$409,919
Investment expenses	14,527	14,814	12,836

Net investment income	$380,812	$401,113	$397,083

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Realized investment gains, net
Fixed maturities, available for sale	$(45,240)	$11,434	$66,560
Fixed maturities, trading	(1,864)	1,081	—
Fixed maturties, fair value option	(247)	405	(733)
Commercial mortgage loans	1,201	5,935	4,037
Derivatives	(7,136)	19,360	3,856
Other invested assets	(9)	(92)	—

Net realized gains (losses)	$(53,295)	$38,123	$73,720

There were $4.8 million in other-than-temporary impairment losses recorded in the year ended December 31, 2018. These securities were impaired to fair value as of the impairment date and were considered credit impairments. There were $4.4 million in other-than-temporary impairment losses recorded in the year ended December 31, 2017. There were no other-than-temporary impairment losses recorded in the year ended December 31, 2016.

21

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Proceeds from sales of fixed maturities and gross realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$919,347	$1,496,242	$3,027,998
Gross investment gains from sales	4,682	29,271	109,282
Gross investment losses from sales	(42,996)	(11,893)	(35,136)

Proceeds from sales excludes non-taxable exchanges of $5.4 million, $11.0 million, and $11.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Unrealized Investment Gains and Losses

The gross unrealized losses and fair value of fixed maturities, available for sale, by the length of time that individual securities have been in a continuous unrealized loss position were as follows as of December 31, 2018 and 2017:

December 31, 2018	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$40,085	$(1,337)	$139,944	$(7,496)	$180,029	$(8,833)
Obligations of U.S. States and Political Subdivisions	113,634	(1,932)	75,444	(4,882)	189,078	(6,814)
Foreign government	8,894	(2)	10,573	(2,505)	19,467	(2,507)
All other corporate securities	3,626,045	(222,408)	805,107	(105,955)	4,431,152	(328,363)
ABS	237,153	(4,935)	107,437	(8,377)	344,590	(13,312)
CMBS	110,483	(2,936)	86,765	(5,021)	197,248	(7,957)
RMBS	10,028	(85)	13,793	(481)	23,821	(566)

Total fixed maturities	$4,146,322	$(233,635)	$1,239,063	$(134,717)	$5,385,385	$(368,352)

22

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$215,767	$(3,499)	$107,344	$(8,867)	$323,111	$(12,366)
Obligations of U.S. States and Political Subdivisions	38,171	(825)	45,877	(1,895)	84,048	(2,720)
Foreign government	296	(4)	11,098	(1,681)	11,394	(1,685)
All other corporate securities	740,795	(6,841)	489,367	(31,057)	1,230,162	(37,898)
ABS	77,050	(689)	99,327	(2,706)	176,377	(3,395)
CMBS	72,725	(593)	36,540	(2,555)	109,265	(3,148)
RMBS	6,908	(118)	21,835	(391)	28,743	(509)

Total fixed maturities	$1,151,712	$(12,569)	$811,388	$(49,152)	$1,963,100	$(61,721)

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

23

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses in AOCI

The changes in unrealized gains and losses in accumulated other comprehensive income (loss) (“AOCI”) were as follows for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2015	$(327,781)	$36,774	$52,906	$83,402	$(154,699)
Net investment gains and losses on investments arising during the period	160,311	—	—	(56,111)	104,200
Reclassification adjustment for gains and losses included in net income	(81,920)	—	—	28,672	(53,248)
Impact of net unrealized investment gains and losses on VOBA	—	(30,948)	—	10,832	(20,116)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(28,924)	10,123	(18,801)

Balance, December 31, 2016	$(85,550)	$5,826	$23,982	$19,574	$(36,168)
Net investment gains and losses on investments arising during the period	332,918	—	—	(111,486)	221,432
Reclassification adjustment for gains and losses included in net income	(6,001)	—	—	2,100	(3,901)
Impact of net unrealized investment gains and losses on VOBA	—	(21,843)	—	7,645	(14,198)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(157,156)	55,005	(102,151)

Balance, December 31, 2017	$253,369	$(16,017)	$(133,174)	$(31,362)	$72,816
Net investment gains and losses on investments arising during the period	(560,739)	—	—	117,756	(442,983)
Reclassification adjustment for gains and losses included in net income	5,268	—	—	(1,106)	4,162
Establishement of valuation allowance related to deferred income tax assets	—	—	—	(65,654)	(65,654)
Impact of net unrealized investment gains and losses on VOBA	—	45,560	—	(9,568)	35,992
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	251,235	(52,760)	198,475
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	9,558	9,558

Balance, December 31, 2018	$(312,638)	$29,543	$118,061	$(30,924)	$(195,958)

24

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The notional and fair value positions of derivative financial instruments as of December 31, 2018 and 2017 were as follows:

	December 31, 2018				December 31, 2017
	Notional		Gross Fair Value		Notional		Gross Fair Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
($ in thousands)
Assets
Equity Options	$338,470	$324,047	$5,099	$(1,584)	$237,250	$234,375	$39,397	$(18,352)
Futures	—	9,934	—	(539)	—	—	—	—
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts (2)	$—	$924,733	$—	$(44,947)	$—	$1,095,253	$—	$(57,531)
Equity-indexed life contracts	—	588,299	—	(8,624)	—	531,800	—	(29,911)
Guaranteed accumulation benefits (1)	—	40,469	—	(5,203)	—	53,517	—	(4,557)
Guaranteed withdrawal benefits (1)	—	8,070	—	(113)	—	9,939	—	(113)

(1)	These amounts are fully ceded in accordance with the Company’s reinsurance agreements. The corresponding receivables have been excluded from the table above.
(2)	Notional amount represents account value of equity indexed contracts

The standardized ISDA Master Agreement under which the Company’s derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex (“CSA”) have been executed. At December 31, 2018 and 2017, the Company held $1.0 million and $0.3 million in cash and securities collateral pledged to trade counterparties, respectively. This cash collateral is reported in Cash on the Consolidated Balance Sheets.

25

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018		2017		2016
	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits
($ in thousands)
Assets
Equity options	$(7,123)	$—	$17,969	$—	$2,472	$—
Futures	(13)	—	1,391	—	884	—
Interest rate swaps	—	—	—	—	500	—
Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$12,584	$—	$(1,660)	$—	$8,267
Equity-indexed life contracts	—	194	—	(168)	—	(121)

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a)   Quoted prices for similar assets or liabilities in active markets;

(b)   Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)   Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

26

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

27

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017. The Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2018 and 2017 were as follows:

December 31, 2018

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$94,902	$206,690	$334	$301,926
Obligations of U.S. States and Political Subdivisions	—	762,465	—	762,465
Foreign government	—	19,977	—	19,977
All other corporate securities	—	5,511,797	12,609	5,524,406
ABS	—	391,260	785	392,045
CMBS	—	300,967	—	300,967
RMBS	—	87,688	—	87,688
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading	—	197,651	—	197,651
Fixed maturities, fair value option	—	10,028	—	10,028
Common stock	—	—	6,988	6,988
Short-term investments	269,016	—	—	269,016
Other invested assets
Equity options	3,515	—	—	3,515
Futures	(539)	—	—	(539)
Separate accounts assets	1,266,912	—	—	1,266,912

Total assets at fair value	$1,633,806	$7,503,323	$20,716	$9,157,845

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(44,947)	$(44,947)
Equity indexed life contracts	—	(8,624)	—	(8,624)
Guaranteed minimum accumulation benefits	—	—	(5,203)	(5,203)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,266,912)	—	—	(1,266,912)

Total liabilities at fair value	$(1,266,912)	$(8,624)	$(50,263)	$(1,325,799)

28

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$156,959	$247,739	$4,897	$409,595
Obligations of U.S. States and Political Subdivisions	—	776,531	—	776,531
Foreign government	—	22,791	—	22,791
All other corporate securities	—	6,371,395	18,351	6,389,746
ABS	—	462,290	17,933	480,223
CMBS	—	187,825	—	187,825
RMBS	—	133,450	—	133,450
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading		97,819		97,819
Fixed maturities, fair value option	—	12,095	—	12,095
Common stock	—	—	8,152	8,152
Short-term investments	190,376	—	—	190,376
Other invested assets
Equity options	21,045	—	—	21,045
Separate accounts assets	1,460,380	—	—	1,460,380

Total assets at fair value	$1,828,760	$8,326,735	$49,333	$10,204,828

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(57,531)	$(57,531)
Equity indexed life contracts	—	(29,911)	—	(29,911)
Guaranteed minimum accumulation benefits	—	—	(4,557)	(4,557)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,460,380)	—	—	(1,460,380)

Total liabilities at fair value	$(1,460,380)	$(29,911)	$(62,201)	$(1,552,492)

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities, Fair Value Option and Trading Securities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above,

29

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2018 or 2017.

Common Stock

The Company’s investment in common stock is not practicable to measure at fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Short-term Investments

Short-term investments are primarily money market securities valued using unadjusted quoted prices in active markets that are accessible for identical assets and classified as Level 1.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

30

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

The liabilities for guarantees primarily associated with the optional living benefit features of certain equity indexed life contracts are calculated based on the fair value of the underlying hedging instrument for these contracts.

Level 3 Fair Value Measurements

Quantitative information about the significant unobservable inputs used in Level 3 fair value measurements was as follows as of December 31, 2018 and 2017:

December 31, 2018

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(44,947)	Option Pricing Technique	Projected Option Cost	1.40% - 1.63%	1.48%

December 31, 2017

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(57,531)	Option Pricing Technique	Projected Option Cost	1.40% - 1.64%	1.42%

31

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Excluded from the table above at December 31, 2018 and 2017 are approximately $20.7 million and $49.3 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

The rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the years ended December 31, 2018, 2017 and 2016 was as follows:

($ in thousands)	Balance, January 1, 2018	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2018
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$4,897	$(1,297)	$211	$—	$(3,477)	$—	$—	$—	$—	$334
All other corporate securities	18,351	(27)	(26)	—	(965)	—	(2,077)	—	(2,647)	12,609
ABS	17,933	81	(632)	1,931	(16,157)	—	—	—	(2,371)	785
Common stock	8,152	—	—	—	—	110	(1,274)	—	—	6,988
Liabilities
Equity indexed annuity contracts	(57,531)	12,584	—	—	—	—	—	—	—	(44,947)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(4,670)	(646)	—	—	—	—	—	—	—	(5,316)

32

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

($ in thousands)	Balance, January 1, 2017	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2017
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$6,573	$(1,308)	$(368)	$—	$—	$—	$—	$—	$—	$4,897
All other corporate securities	19,351	(8)	121	—	—	—	—	—	(1,113)	18,351
ABS	26,135	1,509	873	—	(8,828)	16,817	—	—	(18,573)	17,933
Common stock	5,100	—	—	—	—	3,052	—	—	—	8,152
Liabilities
Equity indexed annuity contracts	(55,871)	(1,660)	—	—	—	—	—	—	—	(57,531)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(6,835)	2,165	—	—	—	—	—	—	—	(4,670)

($ in thousands)	Balance, January 1, 2016	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2016
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$—	$(491)	$187	$—	$—	$6,877	$—	$—	$—	$6,573
All other corporate securities	11,520	(123)	(246)	15,370	(4,483)	—	(955)	—	(1,732)	19,351
ABS	14,260	(53)	347	3,093	—	11,165	—	—	(2,677)	26,135
Common stock	—	—	—	—	—	5,100	—	—	—	5,100
Liabilities
Equity indexed annuity contracts	(64,138)	8,267	—	—	—	—	—	—	—	(55,871)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(7,814)	979	—	—	—	—	—	—	—	(6,835)

(1)	These amounts are 100% ceded in accordance with the Company’s reinsurance agreements.

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

33

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Fair Values of Certain Other Investments

The financial instruments presented below are reported at carrying value on the Company’s Consolidated Balance Sheet. However, in some cases, the carrying amount equals or approximates fair value. The carrying amount and fair value by fair value hierarchy level of certain financial instruments not reported at fair value as of December 31, 2018 and 2017 were as follows:

December 31, 2018
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$852,034	$852,034
Policy loans	—	—	176,782	176,782
Cash and cash equivalents	6,177	—	—	6,177
Vehicle note	—	—	763,570	763,570

Total assets at fair value	$6,177	$—	$1,792,386	$1,798,563

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$4,824,055	$4,824,055
Other long-term debt	—	—	763,570	763,570

	$—	$—	$5,587,625	$5,587,625

December 31, 2017
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$1,044,531	$1,044,531
Policy loans	—	—	178,437	178,437
Cash and cash equivalents	78,801	—	—	78,801
Vehicle note	—	—	736,925	736,925

Total assets at fair value	$78,801	$—	$1,959,893	$2,038,694

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,439,621	$5,439,621
Other long-term debt	—	—	736,925	736,925

	$—	$—	$6,176,546	$6,176,546

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

34

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

The Company believes that due to the short-term nature of certain assets, including sweep account balances, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

6.	Reinsurance

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements and yearly renewable term agreements. As of December 31, 2018 and December 31, 2017, approximately 88.2% and 99.8%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents approximately 73% of the Company’s reinsurance recoverables as of December 31, 2018 and 2017, respectively, and is supported by a comfort trust of approximately $5.9 billion as of December 31, 2018 and 2017.

The Company is party to an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2018 and 2017, the Company had a deposit receivable and a modified coinsurance payable of $1.0 billion and $1.1 billion, respectively, related to this agreement.

35

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on premiums earned and fee income from policyholders for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,246,952	$1,294,462	$1,328,917
Assumed	5,118	4,768	4,749
Ceded	(900,842)	(949,894)	(971,047)

Premiums and fee income, net of reinsurance	$351,228	$349,336	$362,619

The effects of reinsurance on return credited to policyholders’ account balances and policyholder benefits for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,519,057	$1,668,358	$1,643,710
Assumed	4,854	6,003	6,453
Ceded	(842,505)	(957,374)	(931,557)

Return credited to policyholders’ account balances and policyholders’ benefits, net of reinsurance	$681,406	$716,987	$718,606

7.	Income Taxes

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits as of December 31, 2018 and 2017. As of December 31, 2018, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

36

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

	December 31, 2018	December 31, 2017
($ in thousands)
Deferred tax assets
Policyholder reserves	$1,319,161	$1,351,638
Deferred acquisition costs	64,394	50,739
Deferred financing costs	—	2,154
Investments	61,318	—
Other assets	7,611	3,800

Total deferred tax assets	$1,452,484	$1,408,331
Valuation allowance	(65,654)	—
Deferred tax assets, after valuation allowance	$1,386,830	$1,408,331

Deferred tax liabilities
Value of business acquired	$(32,397)	$(28,356)
Amounts recoverable from reinsurers	(1,383,677)	(1,347,620)
Intangibles	(1,092)	(1,092)
Investments	(533)	(54,605)
Other liabilities	(731)	(1,243)

Total deferred tax liabilities	$(1,418,430)	$(1,432,916)

Net deferred tax asset (liability)	$(31,600)	$(24,585)

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Management determined that as of December 31, 2018, the objective negative evidence represented by the Company’s recent losses outweighed the more subjective positive evidence and, as a result, recognized a full valuation allowance on its deferred tax assets relating to unrealized losses on fixed maturities. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable. The Company had no valuation allowance as of December 31, 2017.

At December 31, 2018, the Company had $0.3 million of tax credit carryforwards and no net operating or capital loss carryforwards.

37

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Expected federal income tax expense (benefit)	$(15,662)	$(2,124)	$16,135
Dividends received deduction	(890)	(1,960)	(1,960)
Tax reform	—	(11,461)	—
Tax rate differential on capital loss carryback, etc.	(9,769)	—	—
Other	(523)	(268)	472

Total income tax expense	$(26,844)	$(15,813)	$14,647

On December 22, 2017, U.S. Tax Reform was enacted, which made significant changes to federal income tax laws, including, but not limited to: (1) reduction in the overall maximum corporate income tax rate from 35% to 21%; (2) changes to the computations for the dividends received deduction, tax reserves, and deferred acquisition costs; and (3) elimination of the net operating loss (“NOL”) carryback and limiting NOL carryforward deductions to 80% of taxable income for life insurance companies.

The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address situations where a company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 Income Taxes for certain income tax effects of Tax Reform for the reporting period of enactment. SAB 118 allows the Company to provide a provisional estimate of the impacts of Tax Reform during a measurement period similar to the measurement period used when accounting for business combinations. Adjustments to provisional estimates and additional impacts from Tax Reform must be recorded as they are identified during the measurement period as provided for in SAB 118. Because changes in tax laws are accounted for in the period of enactment, and in accordance with SAB 118, the Company provisionally remeasured its deferred tax assets and liabilities based on the 21% tax rate at which they are expected to reverse in the future and has recorded a tax benefit of $11.5 million as a discrete item in the prior year provision for income taxes. We do not anticipate any significant changes to the amounts recorded.

The Company does not yet know how these federal tax law changes may affect state and local income tax provisioning, but any such impacts are not considered material to the Company’s financial position or operating results.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 21%. Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company-specific percentage referred to as the company’s share. U.S. Tax Reform now specifies the calculation to a specific percentage subsequent to 2017. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

The Company is subject to examination by U.S. federal, state, and local income tax authorities. While the Company is not currently under any examinations, tax years 2014 and forward are generally open and available for examination.

38

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2018 and 2017, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Traditional life insurance	$1,612,347	$1,607,149
Immediate fixed annuities	411,410	466,723
Accident and health insurance	1,918,570	1,809,006
Equity indexed annuities	16,547	32,601
Other	1,501,239	1,594,571

Total	$5,460,113	$5,510,050

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $288.2 million and $256.7 million as of December 31, 2018 and 2017, respectively. These amounts are fully reinsured as of December 31, 2018 and 2017.

9.	Policyholder Account Balances

As of December 31, 2018 and 2017, policyholders’ account balances consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Interest-sensitive life contracts	$5,559,712	$5,499,037
Individual annuities	4,240,012	4,761,155
Funding agreements	350,013	408,165
Other	8,170	8,554

Total policyholders’ account balances	$10,157,907	$10,676,911

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.

10.	Certain Nontraditional Long-Duration Contracts

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these

39

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issued certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account

40

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

balances. As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$443.6	$98.2	$8.1	$40.4
Net amount at risk	$60.3	$14.8	$0.5	$6.3
Average attained age of contractholders	63 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$320.3
General account value	$3,610.2
Net amount at risk	$64,931.8
Average attained age of contractholders	51 years

	December 31, 2017
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.4	$121.8	$9.9	$52.9
Net amount at risk	$44.1	$10.6	$0.1	$4.6
Average attained age of contractholders	62 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$396.7
General account value	$3,687.9
Net amount at risk	$71,791.0
Average attained age of contractholders	50 years

41

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Liabilities for Guarantee Benefits

The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet. The changes in general account liabilities for guarantees on variable contracts were as follows:

	GMDB	GMIB	GMWB/GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Balance as of December 31, 2015	$8,844	$5,663	$7,814	$741,285	$763,606

Less: reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Net balance as of December 31, 2015	—	—	—	640,968	640,968
Incurred guarantee benefits	—	—	—	316,344	316,344
Paid guarantee benefits	—	—	—	(156,067)	(156,067)

Net change	—	—	—	160,277	160,277
Net balance as of December 31, 2016	—	—	—	801,245	801,245
Plus reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Balance as of December 31, 2016	$8,626	$3,440	$6,835	$923,853	$942,754

Less: reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Net balance as of December 31, 2016	—	—	—	801,245	801,245
Incurred guarantee benefits	—	—	—	309,455	309,455
Paid guarantee benefits	—	—	—	(151,946)	(151,946)

Net change	—	—	—	157,509	157,509
Net balance as of December 31, 2017	—	—	—	958,754	958,754
Plus reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Balance as of December 31, 2017	$7,516	$2,248	$4,670	$1,108,372	$1,122,806

Less: reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Net balance as of December 31, 2017	—	—	—	958,754	958,754
Incurred guarantee benefits	—	—	—	307,878	307,878
Paid guarantee benefits	—	—	—	(201,517)	(201,517)

Net change	—	—	—	106,361	106,361
Net balance as of December 31, 2018	—	—	—	1,065,115	1,065,115
Plus reinsurance recoverable	9,903	3,299	5,316	169,022	187,540

Balance as of December 31, 2018	$9,903	$3,299	$5,316	$1,234,137	$1,252,655

42

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following changes to the VOBA asset occurred for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	2018	2017	2016
Balance at beginning of period	$135,031	$186,701	$247,702
Business acquired	—	—	—
Amortized to expense during the year (1)	(26,321)	(29,827)	(30,053)
Adjustment for unrealized investment losses during the year	45,560	(21,843)	(30,948)

Balance at end of year	$154,270	$135,031	$186,701

(1)	Amount is included in Operating and acquisition expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

The estimated percentages of the VOBA balance to be amortized for the years indicated were as follows:

VOBA Amortization
2019	13%
2020	11%
2021	9%
2022	8%
2023 and thereafter	59%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax and market conduct compliance. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating and acquisition expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2018, the Company accrued $3.8 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $3.4 million. At December 31, 2017, the Company accrued $3.3 million for guaranty fund assessments.

43

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law with market values of $8.4 million and $8.6 million at December 31, 2018 and 2017, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $1.0 million and $0.3 million at December 31, 2018 and 2017, respectively.

•

Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $4.8 million and $8.5 million at December 31, 2018 and 2017, respectively.

•

The Company is a member of the FHLB and is required to pledge collateral to back funding agreements issued to the FHLB. Assets with a market value of approximately $513.2 and $538.7 million were pledged as collateral to the FHLB as of December 31, 2018 and 2017, respectively.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

44

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Statutory net income was $36 million, $64 million, and $52 million for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory capital and surplus was $380 million and $426 million as of December 31, 2018 and December 31, 2017, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with HoldCo’s acquisition of Lincoln Benefit, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to April 1, 2014. The Company paid dividends of $15.0 million, $70.0 million, and $42.0 million during the years ended December 31, 2018, 2017 and 2016, respectively.

Other

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.	Leases

The Company has a lease agreement to lease office space under a non-cancellable operating lease agreement.

The minimum aggregate rental commitments as of December 31, 2018 were as follows:

($ in thousands)
2019	$230
2020	218
2021	224
2022	229
2023	235
All future years	529

Aggregate total	$1,665

15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $22.4 million, $18.9 million, and $14.1 million in services to Lincoln Benefit for the years ended December 31, 2018, 2017 and 2016, respectively.

45

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2018, 2017 and 2016 was approximately $8.3 million, 7.8 million, and $7.3 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
HoldCo	$(5,288)	$(4,715)
Lanis	$(2,131)	$(2,015)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock was pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The Term Loan was paid off in 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten business days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.

46

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule I Summary of Investments Other Than Investments in Related Parties

December 31, 2018	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
($ in thousands)
Type of Investment
Fixed maturities:
Available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$301,926	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	762,465	762,465
Foreign government	22,476	19,977	19,977
All other corporate bonds	5,830,098	5,524,406	5,524,406
ABS	404,935	392,045	392,045
CMBS	307,430	300,967	300,967
RMBS	83,965	87,688	87,688
Redeemable preferred stock	14,800	14,800	14,800

Total fixed maturities, available for sale	$7,716,912	$7,404,274	$7,404,274
Trading securities	194,785	197,651	197,651
Fair value option securities	10,603	10,028	10,028

Total fixed maturities	$7,922,300	$7,611,953	$7,611,953
Other securities:
Common stock	$6,988	$6,988	$6,988
Commercial mortgage loans	853,073	852,034	853,073
Derivatives	13,527	2,976	2,976
Policy loans	176,782	176,782	176,782
Short-term investments	269,016	269,016	269,016

Total other securities	$1,319,386	$1,307,796	$1,308,835

Total investments	$9,241,686	$8,919,749	$8,920,788

47

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule IV – Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2018
Life insurance in force	$320,394,583	$315,936,427	$3,945,946	$8,404,102	47.0%

Premiums and contract charges:
Life and annuities	$1,189,749	$(845,346)	$5,118	$349,521	1.5%
Accident and health insurance	57,203	(55,496)	—	1,707	0.0%

	$1,246,952	$(900,842)	$5,118	$351,228	1.5%

Year Ended December 31, 2017
Life insurance in force	$343,103,636	$338,144,016	$4,049,125	$9,008,745	44.9%

Premiums and contract charges:
Life and annuities	$1,236,410	$(895,505)	$4,768	$345,673	1.4%
Accident and health insurance	58,052	(54,389)	—	3,663	0.0%

	$1,294,462	$(949,894)	$4,768	$349,336	1.4%

Year Ended December 31, 2016
Life insurance in force	$365,008,309	$359,316,014	$4,180,222	$9,872,516	42.3%

Premiums and contract charges:
Life and annuities	$1,270,770	$(918,414)	$4,749	$357,105	1.3%
Accident and health insurance	58,147	(52,633)	—	5,514	0.0%

	$1,328,917	$(971,047)	$4,749	$362,619	1.3%

No reinsurance or coinsurance income was netted against premiums ceded in the years ended December 31, 2018, 2017 and 2016.

48

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

The following financial statements are included in Part A of the Registration Statement:

None

The following financial statements are included in Part B of the Registration Statement:

The financial statements and the related financial statement schedules for Lincoln Benefit Life Company as of December 31, 2018 and 2017, and for each of the years ended December 31, 2018, 2017 and 2016.

The financial statements for the Separate Account as of December 31, 2018, and for each of the two-years in the period then ended.

The following financial statements are included in Part C of the Registration Statement:

None

(b) Exhibits

(1) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing the establishment of the Lincoln Benefit Life Variable Annuity Account. (2)

(2) Custody Agreements. (not applicable)

(3) (a) Principal Underwriting Agreement by and among Lincoln Benefit Life Company and Allstate Distributors, L.L.C.
(ALFS, Inc., merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) effective November 25, 1998. (Variable Annuity Account) (4)

(b) Amended and Restated Principal Underwriting Agreement between Lincoln Benefit Life Company Allstate Distributors, L.L.C. (ALFS, Inc. merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) effective June 1, 2006. (12)

(c) Selling Agreement between Lincoln Benefit Life Company, Allstate Distributors, L.L.C. (ALFS, Inc., f/k/a Allstate Financial Services, Inc., merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) and Allstate Financial Services, LLC (f/k/a LSA Securities, Inc.) effective August 2, 1999. (13)

(e) Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, L.L.C., Allstate Financial Services, LLC & Lincoln Benefit Life Company entered into on September 1, 2011. (14)

(f) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, L.L.C., effective April 1, 2014. (15)

(4) Variable Annuity Contract. (2)

(5) Application for Contract. (2)

(6) Depositor--Corporate Documents.

(a) Amended and Restated Articles of Incorporation of Lincoln Benefit Life Company dated September 26, 2000, as amended by the Articles of Amendment to the Articles of Incorporation of Lincoln Benefit Life Company dated January 21, 2015. (19)

(b) Amended and Restated By-Laws of Lincoln Benefit Life Company effective March 10, 2006. (11)

(7)(a) Reinsurance Contract. (2)

(b) Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (3)

(c) Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)

(8) Participation Agreements:

(a) Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company. (1)

(b) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

(c) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. (1)

(d) (1) Participation Agreement among The Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated. (1)

(2) Service Agreement between Fred Alger Management, Inc. and Lincoln Benefit Life Company. (1)

(e)(1) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life Company. (1)

(2) Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company. (1)

(3) Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services. (1)

(f) Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc. (1)

(g) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and Lincoln Benefit Life Company. (1)

(h) Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company. (1)

(i) Form of Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

(j) Form of Participation Agreement between Lincoln Benefit Life Company, STI Classic Variable Trust and STI Capital
Management. (5)

(k) Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company. (8)

(l) Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust. (9)

(m) Form of Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc., and Lincoln Benefit Life Company. (8)

(n) Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC. (6)

(o) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company. (8)

(p) Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company. (8)

(q) (1) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust. (6)

(q) (2) Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company. (7)

(r) Form of Participation Agreement among Lincoln Benefit Life Company, The Universal Institutional Funds, Inc. and Miller Anderson & Sherrerd, LLP. (6)

(s) Form of Participation Agreement between Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (6)

(t) Form of Participation Agreement among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Lincoln Benefit Life Company. (8)

(u) Form of Participation Agreement among Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and Lincoln Benefit Life Company. (10)

Other Material Agreements:

(v) Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (17)

(w) Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (18)

(9) Opinion and Consent of Counsel. (Filed herewith)

(10) Consents of Independent Registered Public Accounting Firms. (Filed herewith)

(11) Financial Statements Omitted from Item 23. (Not applicable)

(12) Initial Capitalization Agreement. (Not applicable)

(27) Financial Data Schedules. (Not applicable)

(99) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze. (Filed herewith)

(1) Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, File No. 333-47717, filed March 11, 1998.

(2) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 21, 1998.

(3) Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-141909, filed June 20, 2007.

(4) Incorporated herein by reference to Exhibit 10.7 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-59765).

(5) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545 filed April 1, 1999.

(6) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed July 8, 1999.

(7) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, Filed January 17, 2001.

(8) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, (SEC File No. 333-61146) filed August 8, 2001.

(9) Pre-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed September 29, 1999.

(10) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 8, 2005.

(11) Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553).

(12) Incorporated herein by reference to Exhibit 10.1 to Lincoln Benefit Life Company's Current Report on Form 8-K filed December 20, 2007. (SEC File No. 333-59765).

(13) Incorporated herein by reference to Exhibit 10.8 to Allstate Life Insurance Company's Annual Report on Form 10-K for 2003. (SEC File No. 000-31248).

(14) Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company's Current Report on Form 8-K filed September 1, 2011. (SEC File No. 000-31248).

(15) Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(16) Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(17) Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371).

(18) Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(19) Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company’s Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of Lincoln Benefit Life Company are listed below. Their principal business address is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

NAME	POSITION AND OFFICES WITH DEPOSITOR

Stephen Campbell	Director
Richard Carbone	Director
Clive Cowdery	Director
Ann Frohman	Director
Jon Hack	Director
Robert Stein	Director
Grace Vandecruze	Director
W. Weldon Wilson	Director and Chief Executive Officer
Mary Ellen Luning	President
Forozan Nasery	Chief Financial Officer, Vice President and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT

Lancaster Re Captive Insurance Company, a Nebraska corporation, is a subsidiary of the Depositor.

IITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2019, there were 2,925 Qualified contract owners and 1,113 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION

The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. LBLHoldCo. II, Inc. has obtained directors and officers insurance, which includes indemnification for liability arising under the Securities Act of 1933 that the directors and officers of LBLHoldCo. II, Inc. and its subsidiaries may, in such capacities, incur.

The By-Laws of Allstate Distributors, L.L.C. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the principal underwriting agreement between the Depositor and the Distributor, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract Owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the underwriting agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29A. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

Allstate Distributors, L.L.C. ("ADLLC") serves as principal underwriter and distributor of the Contracts. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Lincoln Benefit does not pay ADLLC any commission or other compensation. Under the underwriting agreement for the Contracts, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Contracts, including liability arising from services Lincoln Benefit provides on the Contracts.

ADLLC also serves as distributor for the Lincoln Benefit Life Variable Life Account, which is another separate account of Lincoln Benefit.

ITEM 29B. PRINCIPAL UNDERWRITERS

The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address of Each Such Person*	Positions and Offices with Underwriter
Willemsen, Lisette S.	Assistant Secretary
Flewellen, James M.	Chairman of the Board
Goldstein, Dana	Chief Compliance Officer
Merten, Jesse E.	Executive Vice President and Assistant Treasurer
Andrew, Grant S.	Manager
Flewellen, James M.	Manager
Fontana, Angela K.	Manager
Fortin, Mary Jane	Manager
Imbarrato, Mario	Manager
Nelson, Mary K.	Manager
Rugel, P. John	Manager
Stricker, Brian P.	Manager
Nelson, Mary K.	President
Hwang, Christina	Senior Vice President
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
Ferren, Eric K.	Senior Vice President and Controller
Gordon, Daniel G.	Vice President and Assistant Secretary
Lundahl, Carol E.	Vice President and Assistant Treasurer
Goll, Marian	Vice President and Treasurer
Fontana, Angela K.	Vice President, General Counsel and Secretary

* The principal business address of the foregoing officers and directors is 3075 Sanders Road, Northbrook, IL 60062-7127.

ITEM 29C. COMPENSATION OF PRINCIPAL UNDERWRITER

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Allstate Distributors, L.L.C.	$0	$0	$0	$0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
SE2, LLC provides administrative services in connection with the variable annuity contracts and is located at 5801 SW 6th Avenue, Topeka, Kansas 66636.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

None.

ITEM 32. UNDERTAKINGS

Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS

Lincoln Benefit Life Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SECTION 26(e) REPRESENTATIONS

Lincoln Benefit Life Company further represents that fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its registration statement and has duly caused this Post-Effective Amendment to be signed on its behalf in the City of Stamford, and the State of Connecticut, on April 11, 2019.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
By:	LINCOLN BENEFIT LIFE COMPANY

By:	/s/ W. Weldon Wilson W. Weldon Wilson Director and Chief Executive Officer

By:	LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

By:	/s/ W. Weldon Wilson W. Weldon Wilson Director and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacity indicated on April 11, 2019.

SIGNATURE	TITLE
*Stephen Campbell	Director
Stephen Campbell

*Richard Carbone	Director
Richard Carbone

*Clive Cowdery	Director
Clive Cowdery

*Ann Frohman	Director
Ann Frohman

*Jon Hack	Director
Jon Hack

*Robert Stein	Director
Robert Stein

*Grace Vandecruze	Director
Grace Vandecruze

/s/ W. Weldon Wilson	Director and Chief Executive Officer (Principal Executive Officer)
W. Weldon Wilson

/s/ Mary Ellen Luning	President
Mary Ellen Luning

/s/ Forozan Nasery	Chief Financial Officer, Treasurer and Vice President
Forozan Nasery	(Principal Financial Officer and Principal Accounting Officer)

*By: Forozan Nasery, pursuant to Power of Attorney.

EXHIBITS

(9)    Opinion and Consent of Counsel

(10)    Consents of Independent Registered Public Accounting Firms.

(99)    Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze.